                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67597
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
INTERMET CORP.                              )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X        Operating Statement                         (Form 2)

         X        Balance Sheet                               (Form 3)

         X        Summary of Operations                       (Form 4)

         X        Monthly Cash Statement                      (Form 5)

         X        Statement of Compensation                   (Form 6)

         X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                                          YES  X           NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                          YES  X           NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                          YES  X           NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                          YES  X           NO___

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                          YES  X           NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated:   AUGUST 22, 2005               /s/ Robert E.  Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer   (248) 952-2500
                                       -----------------------   ---------------
                                       Title                      Phone


Intermet Corp. and Subsidiaries
Operating Statement                                   CASE # 04-67597
For the Month Ended 7-31-05                               INTERMET
($000's)                                                  CORP(*)
                                             -----------------------------------

                                             Current Month    Total Since Filing
                                             -------------    ------------------

 Net Sales                                        31,529              531,108

Cost of Goods Sold

Materials and Freight                              6,974              174,135

Wages - Hourly                                     6,532               86,210

Wages-Salary                                       2,343               26,474

Employee Benefits and Pension                      4,874               57,964

 Repairs & Maintenance                             2,943               27,246

Supplies                                           2,113               27,825

Utilities                                          2,688               31,185

Purchased Components/Services                      2,321               38,550

Income(loss) from Pattern Sales                     (237)                 673

 Fixed Asset - (gain/loss)                            85                 (114)

 MIS Expense                                         229                2,377

 Travel & Entertainment                               56                  572

 Other Variable Costs                              1,398               22,024

 Depreciation & Amortization                       2,534               27,515

 Other Allocated Fixed Costs                         239                3,458

 Other Fixed Costs                                 1,012               11,948
                                                --------             --------
Cost of Goods Sold                                36,104              538,042

Gross Profit                                      (4,575)              (6,934)


Plant SG&A Expense                                   127                1,383

SG&A Expense - Allocation (Sched 1)                2,309               29,841

 Other Operating Expenses                          2,397              202,676
                                                --------             --------
 Total Operating Expenses                          4,833              233,900

 Operating Profit                                 (9,408)            (240,834)


 Outside Interest Income                               4                  464

 Outside Interest (Expense)                       (3,719)             (23,855)

 Intercompany Interest Income                       --                  6,011

 Intercompany Interest (Expense)                       1               (6,010)

 Charges (From) Affiliates                        (1,650)             (16,152)

 Charges To Affiliates                             1,722               16,859

 Gain/(Loss) On Sales Of Assets                      955                  177

 Outside Dividend Income                            --                   --

 Foreign Exchange Gain/(Loss)                       --                   --

Income/Loss From European Operations                (222)               6,236

 Other Income/(Expense)                           (2,429)             (17,916)
                                                --------             --------

 Total Non-Operating Expenses                     (5,339)             (34,187)

 Income Before Income Taxes                      (14,747)            (275,021)

 Income Tax Expense                                1,598                3,222
                                                --------             --------

 Net Income                                      (16,344)            (278,242)
                                                ========             ========



(*) Intermet Corporate includes the consolidated results of Intermet Corporate and its domestic subsidiaries as well as the income from European Operations.

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      July
(Allocation of Corporate Costs to Filing Entities)
(000's)




                                                    July
                                              ------------------
Officer Compensation                                       $189
Salary Expense other Employees                              968
Employee Benefits and Pension                               108
Payroll Taxes                                                53
Other Taxes                                                   3
Rent and Lease Expense                                      186
Interest Expense
Insurance                                                    54
Automobile and Truck Expense                                 12
Utilities(Gas Electric,Phone)                                41
Depreciation                                                 93
Travel and Entertainment                                     78
Repairs and Maintenance                                      48
Advertising/Promotion                                         7
Supplies, Office Expense                                     17

OTHER:
Contributions                                                 4
Professional Fees - Audit/Tax                               350
Bank Fees                                                    24
Public Reporting Fees                                        15
Employee Relocation/Training                                 41
Data Processing                                              23
Dues and Subscriptions                                       15
Outside Services                                             83
Project Development Costs net of Billings                   114
Director Fees                                                25
Miscellaneous                                                 2
Legal Fees                                                    4
Cost Allocation - Europe                                   (78)
Cost Allocation - Out                                     (168)
                                              ------------------
                                                         $2,309
                                              ==================

Allocation:

Wagner Castings                                             191
Northern Castings                                            51
Ironton Iron                                                  0
Lynchburg Foundry                                           193
Columbus Foundry                                            313
Wagner Havana                                                 0
Intermet U.S. Holdings                                      261
Cast-Matic Corp.                                             82
Diversified Diemakers                                       257
Ganton Technologies                                         168
Tool Products                                               137
Corporate                                                   656
                                              ------------------
Total                                                    $2,309
                                              ==================




Intermet Corp. and Subsidiaries                                       JULY                                   JUNE
Balance Sheet as of 07-31-05                                          ----                                   ----
($000's)                                                         CASE # 04-67597                        CASE # 04-67597
                                                           ----------------------------           ----------------------------
                                                                    INTERMET                               INTERMET
                                                                  CORP (NOTE 1)                          CORP (NOTE 1)
                                                           ----------------------------           ----------------------------
Cash And Equivalents                                                              $934                                 $1,974
Accounts Receivable                                                             73,140                                 89,406
Short-Term Intercompany Receivables                                                (5)                                    (6)
Inventories                                                                     59,755                                 55,154
Other Current Assets                                                             8,855                                  8,375
                                                           ----------------------------           ----------------------------
   TOTAL CURRENT ASSETS                                                        142,679                                154,903

Land and Buildings                                                             113,804                                113,678
 Machinery & Equipment                                                         395,017                                397,866
 Construction In
Progress                                                                         9,176                                  8,376
                                                           ----------------------------           ----------------------------
 Total Fixed Assets                                                            517,997                                519,920
 Accumulated Depreciation                                                    (334,407)                              (334,696)
                                                           ----------------------------           ----------------------------
    NET FIXED ASSETS                                                           183,590                                185,224

 Investment In Subsidiaries                                                        (2)                                    (2)
Investment In European Operations (Note #2)                                     88,712                                 88,926
 Long-Term Intercompany Receivables                                                  4                                    (1)
 Deferred Taxes, Long-Term Asset                                               (1,057)                                (1,057)
 Other Assets                                                                   13,016                                 15,129
                                                           ----------------------------           ----------------------------

    TOTAL ASSETS                                                              $426,942                               $443,122
                                                           ============================           ============================


LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                               $11,890                                $12,802
Wages and Salaries  (See schedule)                                               7,495                                  6,617
Taxes Payable - (See schedule)                                                   7,379                                  6,949
                                                           ----------------------------           ----------------------------
  TOTAL POST PETITION LIABILITIES                                               26,764                                 26,368

SECURED LIABILITIES:
--------------------
SECURED DEBT                                                                   195,455                                197,299

PRE-PETITION LIABILITIES:
-------------------------
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                                              607                                    607
 Accrued Tax - State                                                             (316)                                  (316)
 Accrued Property Taxes                                                             77                                     77
 Accrued Workers Comp.                                                           8,352                                  8,926
 Accrued Payroll                                                                 2,652                                  2,652
Accrued Payroll Taxes                                                                0                                      0
                                                           ----------------------------           ----------------------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                      11,372                                 11,946

UNSECURED LIABILITIES
Accounts Payable                                                                62,633                                 62,592
Senior & IDR Bonds                                                             177,000                                177,000
                                                           ----------------------------           ----------------------------
TOTAL UNSECURED LIABILITIES                                                    239,633                                239,592

OTHER LIABILITIES
-----------------
Accrued Liabilities                                                             35,119                                 34,880
Short-Term Intercompany Payables                                                   (1)                                   (14)
 Retirement Benefits                                                            86,538                                 86,051
 Deferred Taxes - Long-Term Liability                                          (2,400)                                (3,838)
 Other Long-Term Liabilities                                                     3,987                                  4,038
 Long-Term Intercompany Payables                                               (1,342)                                (1,238)
                                                           ----------------------------           ----------------------------
 TOTAL LIABILITIES                                                             595,125                                595,084

Common Stock                                                                     2,607                                  2,605
Capital In Excess Of Par Value                                                  36,256                                 36,201
Retained Earnings - Prepetition                                                  8,831                                  8,831
Retained Earnings - Post Petition                                            (284,222)                              (268,100)
Equity In European Operations                                                   88,712                                 88,926
Accumulated Translation Adjustment                                               3,860                                  3,859
Minimum Pension Liability Adjustment                                          (24,093)                               (24,093)
Unearned Restricted Stock                                                        (134)                                  (191)
                                                           ----------------------------           ----------------------------
TOTAL SHAREHOLDER EQUITY                                                     (168,183)                              (151,962)

                                                           ----------------------------           ----------------------------
 TOTAL LIABILITIES AND EQUITY                                                 $426,942                               $443,122
                                                           ============================           ============================


Note 1:
-------
The financial information contained in the operating statement and balance sheet in the monthly operating statement for Intermet Corporation represents the consolidation of all of its domestic subsidiaries that are debtors, other than Intermet Holding Company. Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation's foreign subsidiaries.

Certain amounts in the previous operating reports have been reclassified to conform to the presentation of the July operating statements.


Note 2
------
"Investment in European Operations" is net of $39,491 in July and $39,333 in June, representing intercompany liabilities of Intermet Corporation to our non-debtor European operations. If this amount were to be reclassified as a separate intercompany liability rather than a reduction in the amount of Intermet's Investment in European Operations, it could be subject to cancellation or compromise. We are currently evaluating the treatment of this intercompany liability with our tax and other advisors in order to determine the ultimate effect of this intercompany liability, if any, upon the debtors.

PERIOD ENDED: 07-31-05                                                                                   CASE #04-67597
                                                             INTERMET CORPORATION                       -------------------------
                                                        CORPORATE BOOKS ONLY - NO SUBS
                                                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                                           Balance
                                               as of               Accrued /            Payments /               as of
                                           As of 6/30/05            Withheld             Deposits            As of 7/31/05
                                      -------------------------------------------------------------------------------------------

Income tax withheld: Federal                               $0                    $0                  $0                       $0
Income tax withheld: State                                  0                     0                   0                        0
Income tax withheld: Local                                  0                     0                   0                        0
FICA Withheld                                               0                     0                   0                        0
Employers FICA                                              0                     0                   0                        0
Unemployment Tax: Federal                                  (0)                    0                   0                       (0)
Unemployment Tax: State                                     0                     0                   0                        0
All Other Payroll W/H                                 (57,464)             (395,746)            474,073                   20,863

State Taxes: Inc./Sales/Use/Excise                 (3,222,151)             (388,303)                  0               (3,610,454)
Federal                                               608,295                     0                   0                  608,295
Property Taxes                                        (15,251)               (1,600)                  0                  (16,851)

Workers Compensation                                 (497,282)             (172,456)            172,456                 (497,282)
                                      -------------------------------------------------------------------------------------------

Total                                             ($3,183,853)            ($958,105)           $646,529              ($3,495,429)

Wages and Salaries                                 (3,759,184)             (370,661)            152,097               (3,977,748)
                                      -------------------------------------------------------------------------------------------

Grand Total                                      ($6,943,038)           ($1,328,766)           $798,626              ($7,473,178)
                                      ===========================================================================================


                                                  Aging of Accounts Receivable
                                               and Post Petition Accounts Payable

Age in Days (Post Petition)                     Total             0-30 Days            30-60 Days          Over 60 Days
Accounts Payable                              $1,264,822          $1,256,679             $8,142
Accounts Receivable                              N/A


INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                            MONTHLY CASH STATEMENT
Month Ended 7/31/2005
                                                                       CASE # 04-67597
                            ----------------------------------------------------------------------------------------------------
                                                                    INTERMET CORPORATION


      ACCOUNT TYPE             CONCEN.       LOCKBOX        AP          PR        MEDICAL     MEDICAL     MEDICAL   ENVIRONMENTAL
       Account #             1054530796    5401086482   2770716377  2770716716  5402307572   5402307564  2770722680   400806.1
          BANK               Stan. Fed.    Stan. Fed.   Stan. Fed.  Stan. Fed.  Stan. Fed.   Stan. Fed.  Stan. Fed.    Lasalle
 BEGINNING BANK BALANCE        1,929,576            -           -           -             -          -          -     3,111,774
 RECEIPTS                     12,336,014      315,995           -           -             -          -          -         6,741
 TRANSFERS IN                 35,290,751          246   1,074,115     606,666       246,026     60,995          -             -
 DIP INFLOW                   18,912,331            -           -           -             -          -          -             -
 DISBURSEMENTS               (21,085,011)        (246) (1,074,115)   (606,666)     (246,026)   (60,995)         -       (15,278)
                                 A                                   A             A           A             A          A
 TRANSFERS OUT               (25,470,402)    (315,995)          -           -             -          -          -             -
 DIP REPAYMENT               (21,112,331)           -           -           -             -          -          -             -
                            ----------------------------------------------------------------------------------------------------
 ENDING BANK BALANCE             800,928            -           -           -             -          -          -     3,103,237

 CORPORATE DISBURSEMENTS PAID FOR CORPORATE (INCLUDES CORPORATE
   PAYROLL OF $ 1,015,788)                                                     7,189,041 E
 MATERIAL WIRES PAID BY CORPORATE ON BEHALF OF PLANTS                         13,089,300
 PAYROLL WIRES PAID BY CORPORATE ON BEHALF OF PLANTS                           1,735,636
                                                                            -------------
 TOTAL WIRES & OTHER DISBURSEMENTS BY CORPORATE (EXCLUDES CORPORATE CHECKS)   22,013,976 Sum of A
 CORPORATE CHECKS ISSUED PERTAINING TO CORPORATE                               1,135,297 E
 CORPORATE CHECKS ISSUED PERTAINING TO PLANTS (DEBIT MEMOS)                      225,638
                                                                            -------------
 TOTAL CORPORATE DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)     $ 23,374,911
                                                                            =============


 OUTSTANDING CHECKS AS OF JUNE 30                                                178,051
 VOIDED CHECKS OUTSTANDING AS OF JUNE 30                                               -
 CHECKS ISSUED DURING JULY                                                     1,360,934
 CHECKS CLEARED DURING JULY                                                   (1,073,565) Excludes EFT of $550 for Payroll Tax Fees
                                                                            -------------
 OUTSTANDING CHECKS AS OF JULY 31 (SEE OUTSTANDING CHECKLIST)               $    465,420
                                                                            =============


   Sum of E $8,324,337 REPRESENTS TOTAL DISBURSEMENTS PERTAINING TO CORPORATE

INTERMET CORPORATE                                    CASE # 04-67597
Cash Disbursements
JULY 2005


                       VENDOR                                  TOTAL DISBURSEMENTS
-----------------------------------------------------
ABB                                                            $         16,040.00
ABC COKE                                                                366,568.91
ABN AMRO                                                                 20,294.18
ACE AMERICAN INSURANCE CO.                                              106,575.55
ADP INVESTOR COMMUNICATION                                                    7.72
ADP, INC.                                                                    81.55
AETNA U.S. HEALTHCARE                                                    19,376.79
AIRGAS MID AMERICA                                                           40.64
ALABAMA POWER                                                               820.86
ALCOA ALUMINUM                                                          702,148.32
ALFE HEAT TREATING                                                      122,672.59
ALLIED MINERAL                                                           30,046.24
ALTAIR ENGINEERING, INC.                                                 28,400.00
ALTER TRADING                                                            46,187.05
ALUAR ALUMINUM                                                          398,258.67
ALUMINUM RESOURCES                                                       45,395.10
AMERENCIPS                                                                  632.35
AMERICAN VISA SERVICE, INC.                                                 220.00
AMTECH INTERNATIONAL GROUP,LTD                                           38,286.00
ANDREWS, THOMAS                                                             974.47
ANX EBUSINESS                                                             3,456.00
APPALACHIAN POWER                                                         1,894.10
ARCH CONSULTING ASSOCIATES                                                  750.00
AT&T                                                                      2,349.31
BANK OF NOVA SCOTIA                                                   1,341,438.07
BEHR METALS                                                             220,444.74
BELLSOUTH                                                                 2,312.68
BENTONITE PERFORMANCE MINERALS                                           98,000.00
BERWYN GROUP, THE                                                            28.50
B-H TRANSFER                                                              8,240.66
BLEEKS, R. SCOTT                                                         26,099.47
BLUE CROSS BLUE SHIELDS                                               1,809,813.42
BODINE ELECTRIC                                                           3,500.00
BOWNE OF CHICAGO                                                          8,248.00
BRENDEL, KEVIN                                                               89.98
BRUECHERT, PAUL                                                              94.88
BRYANT'S TREE SERVICE                                                       225.00
BSW, INC.                                                                    50.00
BURGE, CRAIG                                                              1,275.16
C.A. TOOLING                                                             17,500.00
CACHEAUX, CAVAZOS & NEWTON                                                  411.76
CAPSTONE                                                                 98,125.50
CCMA                                                                    131,360.46
CHARLES G. MCCLURE                                                        8,500.00
CHILD SUPPORT - CFI                                                      29,862.61
CHILDREN'S HOSPITAL OF MI                                                 3,800.00
CIMMETRY SYSTEMS, INC.                                                   16,511.00
CINTAS CORPORATION                                                           73.42
CITY OF HAVANA                                                                9.42
CITY OF RADFORD                                                          11,059.08
CLIENT SERVICES-ECM                                                         105.10
COLUMBUS FOUNDRY PAYROLL                                                 10,748.68
COLUMBUS WATER WORKS                                                        228.03
COM ED                                                                       81.78
COMPUWARE CORP.                                                             825.00
CONWAY MACKENZIE & DUNLEAVY                                             765,767.43

                       VENDOR                                  TOTAL DISBURSEMENTS
-----------------------------------------------------
COR SOLUTIONS, INC.                                                      29,019.20
CORP LOCKBOX - MISC DEBIT                                                        -
CORPORATE PAYROLL                                                       293,952.03
CORPORATE PAYROLL                                                           550.00
COX, MICHAEL                                                                419.84
CPC                                                                      30,000.00
CPC EQUIPMENT                                                           496,100.00
CSM WORLDWIDE, INC.                                                       7,200.00
DALTON'S SERVICES, INC.                                                   1,800.00
DANA                                                                    188,438.00
DEAD SEA MAGNESIUM                                                      640,458.01
DECATUR PAYROLL                                                         565,641.41
DEL PRINTING, INC.                                                        2,962.91
DELL MARKETING L.P.                                                      16,742.99
DEUTSCHE BANK                                                            62,500.00
DIETERT FOUNDRY TESTING                                                     200.00
DILLIN DEVELOPMENT CORP.                                                    380.00
DME RR                                                                   54,594.36
DORSEY & WHITNEY LLP                                                      7,986.86
DOYLE, PAT                                                                2,129.60
DRUSCHITZ, ALAN P.                                                          965.01
DUCTILE IRON SOCIETY                                                      4,000.00
DUN & BRADSTREET                                                             39.95
EASTERN ALLOYS, INC.                                                    144,423.41
EASTERN COMPUTER EXCHANGE, INC                                            5,457.00
EDWIN B. BRANCH                                                          16,831.97
EKK, INC.                                                                 1,200.00
ELECTRONIC SECURITY SYSTEMS                                                 295.00
ELKEM METALS, INC.                                                      412,826.08
ENBRIDGE GAS SERVICES                                                    46,319.83
ENTERPRISE FLEET SERVICES                                                12,953.65
EPICOR SOFTWARE CORPORATION                                               4,435.53
ERNST & YOUNG                                                                    -
EXEC-U-CARE                                                               8,101.40
EXECUTIVE COFFEE SYSTEMS                                                    687.80
FAHRNER, JOHN                                                               889.69
FAIRMONT MINERALS                                                        41,554.75
FEARS, HARDING                                                              942.75
FEDERAL RESERVE BANK OF                                                     500.00
FIDELITY SAVINGS AND PROFIT PLAN                                         62,705.45
FISCHER INTERNATIONAL                                                    10,272.00
FITZGERALD, DAVID C.                                                        558.81
FOCAL COMM. OF MICHIGAN                                                     478.49
FOLEY, LARDNER                                                          679,619.37
FOSECO METALLURGICAL INC.                                                11,050.00
FRANCZUK, HELEN                                                             411.10
FRENCH & ROGERS INC.                                                     10,140.53
FTI RESTRUCTURING                                                       177,757.89
FURNACE CONTROL CORP                                                      1,137.48
G & H DIVERSIFIED MFG.                                                    6,676.00
GARRETT, JOE                                                              3,723.49
GE CAPITAL                                                               19,512.14
GEARBULK                                                                    175.00
GEARBULK - EQUIP                                                            175.00
GEORGE WALTON PAYNE & CO                                                         -
GEORGIA POWER                                                             4,440.28
GEORGIA SALES TAX - CFI                                                  88,759.55
GIERC, DANIEL                                                             3,273.25
GILLILAND, TIM                                                            2,664.23
GLOBAL ENGINEERING DOCUMENTS                                                146.00
GLOBAL EXCHANGE SERVICES                                                  1,479.07
GLOBE                                                                   417,009.60
GOPAL, NANDA P N                                                            885.22

                       VENDOR                                  TOTAL DISBURSEMENTS
-----------------------------------------------------
GQM - GRABER, MORHT GMBH                                                  2,984.84
GQM - GRABER, MORHT GMBH - EQUIP                                          2,984.84
GRECCO, JOSEPH R                                                          1,177.86
GROUNDWATER & ENVIRONMENTAL                                               1,980.11
GXS LIMITED SPECIAL BILLING                                                 134.63
HA INTERNATIONAL LLC                                                    136,501.38
HARMON, JOE                                                               1,535.35
HEMING, DANIEL                                                            1,122.57
HIBBING SALES TAX                                                        12,305.95
HICKEY ELECTRIC                                                             350.00
HOWARD & HOWARD                                                             397.50
HULL & ASSOCIATES, INC                                                      352.89
HWP RIGGING                                                              85,000.00
HYDRO MAGNESIUM (NORSK HYDRO)                                             1,750.75
IBM CORPORATION                                                          36,165.89
IKON FINANCIAL SERVICES                                                   3,373.82
IMCO RECYCLING                                                          267,519.77
INFORMATION HANDLING SERVICES                                             9,165.21
INTERCALL                                                                   613.19
IRON MOUNTAIN RECORDS MGMT                                                  259.98
IRVIN, LESLIE B                                                           1,145.63
J.W. MARTIN                                                               1,838.63
JACKSON, SHIELDS, YEISER, HOLT                                            5,352.37
JACOBSEN'S FLOWERS INC.                                                     143.08
JAFFE, RAITT, HEUER & WIESS                                              11,858.97
JAMES DAVIS CLEANING SERVICE                                                500.00
JBOSS                                                                     3,250.00
JEPPESEN SANDERSON                                                          671.00
JESSE WHITE SECRETARY OF STATE                                            1,246.00
JOCK ABELL LANDSCAPING                                                      360.00
JOHN HANCOCK FINANCIAL SVCS.                                                403.00
JOHN P. CRECINE                                                           8,500.00
JOHN R. HORNE                                                             9,000.00
JULIA D. DARLOW                                                          10,000.00
KEVIN STEWART                                                               555.00
KILPATRICK STOCKTON LLP                                                     404.40
KLEIN, KYLE                                                                 402.38
KUZINSKI, MARK                                                              677.35
LAEMPE + REICH CORP - EQUIP                                               2,953.00
LAEMPE + REICH CORP.                                                      2,953.00
LAND TRANSPORTATION                                                      87,325.43
LEONARD BROS. DATA MANAGEMENT                                             1,029.81
LIEBERT GLOBAL SERVICES                                                  26,149.26
LINA                                                                        611.00
LINDA LUMPKIN                                                               269.27
LISIO, JOHN                                                               1,519.66
LONGHURST, JOHN                                                           1,243.18
LORENZ, CHAD                                                                345.01
LOVELL, TONY                                                              1,122.16
MACKINNEY SYSTEMS                                                           195.00
MAGMA FOUNDRY TECHNOLOGIES                                                2,000.00
MAINLINE INFORMATION SYSTEMS                                              1,680.00
MALECKI, ELIZABETH                                                        3,184.31
MALLON, ROBERT                                                            1,721.07
MALLOY                                                                  246,026.04
MARSH USA INC.                                                          112,500.00
MAYBERRY RIGGERS                                                            600.00
MCCOLLUM, WILLIAM E.                                                      3,578.84
MCDONALD, MATT                                                            1,536.82
MCMASTER-CARR SUPPLY CO.                                                    118.55
MEDCO HEALTH                                                            275,191.57
MEMA                                                                      5,000.00
METALTEC STEEL ABRASIVES                                                 11,132.00

                       VENDOR                                  TOTAL DISBURSEMENTS
-----------------------------------------------------
METASAVAGE, MIKE                                                            890.47
METLIFE                                                                   9,106.24
METLIFE DENTAL                                                           60,994.52
MIDLAND INDUSTRIES, INC.                                                  5,837.94
MIDLANDS TECHNICAL COLLEGE                                               22,277.83
MILBANK TWEED HADLEY MCCLOY LLP                                         160,633.80
MILLER & CO.                                                            234,489.68
MINNEAPOLIS SALES TAX                                                   126,701.26
MITSUNOBU TAKEUCHI                                                       10,500.00
MONROE PAYROLL                                                          865,293.53
MOORE, TERRY                                                              1,849.68
MOORE'S MACHINE CO. INC.                                                  1,780.00
MTS SYSTEMS CORPORATION                                                   6,371.25
NADCA                                                                       609.80
NATIONAL MATERIAL TRADING                                               487,529.89
NATIONAL METAL ABRASIVE                                                  18,540.00
NELSON ELECTRIC                                                           1,500.00
NORANDA ALUMINUM                                                         98,341.40
NORFOLK SOUTHERN                                                        109,700.00
NORFOLK SOUTHERN CORPORATION                                                 27.00
NORMAN F. EHLERS                                                         12,000.00
OFFICE DEPOT, INC.                                                        2,454.01
OFFICE INSTALLATIONS, INC.                                                  160.00
OMELVENY MYERS                                                                   -
OMNISOURCE CORPORATION  - COPPER                                        176,100.00
OMNISOURCE CORPORATION  - STEEL                                       3,419,710.55
ONEOK ENERGY MARKETING COMPANY                                           41,248.60
PAMELA E. RODGERS                                                         9,500.00
PAMS, GENE                                                                   84.12
PARKER HANNIFIN                                                          26,206.20
PATZWALDT, JEFF                                                           1,877.67
PBCC                                                                        193.78
PEPPER HAMILTON LLP                                                       6,062.10
PETERS, GORDON                                                            1,771.47
PLANTERRA GREENHOUSES                                                        87.00
PLASKO, RANDALL                                                             483.20
PLYMOUTH WAYNE, INC.                                                         18.70
PORTER WARNER INDUSTRIES                                                 41,211.00
POWERWAY, INC.                                                            1,000.00
PR NEWSWIRE                                                               2,500.00
PR NEWSWIRE ASSOCIATION, LLC                                              1,742.00
PRIMETRADE, INC.                                                        913,441.56
PROVIDENT LIFE & ACCIDENT INS.                                            7,034.57
PRUCHA, TOM                                                               1,003.76
PULASKI - MISC TRANSFER DEBIT                                             1,536.76
PUTNAM                                                                   97,387.36
QUALITEST INC.                                                              282.00
RACINE HEALTHCARE                                                         3,450.95
RAR HOLDINGS, INC.                                                        3,322.00
REINHART,BOERNER,VAN DEUREN,                                                135.20
RESERVE ACCOUNT                                                             300.00
RICHARD A. NAWROCKI                                                      24,500.00
RIDLEY'S BAKERY CAFE                                                         81.00
RIVER MILL RECORDS MANAGMENT                                                224.20
ROBERT HALF TECHNOLOGY                                                    2,080.00
ROBERTS, DONALD                                                           2,485.45
RODGERS, KAREN                                                              811.44
ROETZEL & ANDRESS AKRON                                                   7,666.76
RUFF, GARY F.                                                             4,174.54
RUTHERFORD, JOHN                                                            152.49
SAE INTERNATIONAL                                                         3,037.50
SBC                                                                         648.52
SCHELLHASE, DAN                                                           1,525.20

                       VENDOR                                  TOTAL DISBURSEMENTS
-----------------------------------------------------
SEAGIL SOFTWARE COMPANY                                                     712.50
SECURITAS SEC. SVCS. USA, INC.                                           10,600.02
SENIORSCRIPS                                                              2,570.00
SHAW, ROBERT                                                              2,365.28
SHOWALTER, ERIC                                                             154.92
SHRED-IT DETROIT                                                             79.80
SILICON GRAPHICS, INC.                                                    9,206.50
SOCHOR, NATHAN                                                              450.30
SOUTHERN MAINTENANCE SUPPLY                                                 163.34
SPECIAL "K" LANDSCAPING                                                     850.00
SPECTRO ALLOYS CORPORATION                                              796,047.80
SPRAY-RITE                                                               45,789.58
SPRINT                                                                   43,333.62
SPRINT CONFERENCING SERVICES                                              2,914.86
SPROUSE, JANE                                                                10.37
SQUIRE,SANDERS & DEMPSEY LLP                                                444.29
SRI QUALITY SYSTEM REGISTRAR                                             63,109.10
STANDARD FEDERAL                                                         26,263.05
STATE OF MICHIGAN                                                           846.97
STEFANI, MIKE                                                             1,950.74
STERLING COMMERCE-73199                                                     620.97
SUN TRUST BANK                                                            2,781.88
SUNGARD AVAILABILITY SERVICES                                               884.00
SUPERIOR GRAPHITE CO.                                                    12,504.38
SUPREME CORES                                                             7,644.00
TALX CORPORATION                                                          4,250.00
TERMINIX INTERNATIONAL                                                       32.00
THOMAS H. JEFFS II                                                        8,500.00
TIMBERLAND OFFICE PARK THREE                                             60,245.22
T-MOBILE                                                                    136.28
TOYOTA TSUSHO                                                            40,187.68
TRADEWINDS AVIATION                                                       8,853.12
TRANS MAN LOGISTICS, INC.                                               432,491.70
TSBY RR                                                                  41,382.10
TWIN PLANT NEWS                                                             150.00
U.S. BANK TRUST                                                             125.00
U.S. DEPARTMENT OF LABOR                                                  2,990.00
U.S. TRUSTEE                                                            105,000.00
UGS CORP.                                                                 1,590.00
UMETCO INC.                                                              58,905.00
UNIMIN CORPORATION                                                       56,995.20
UNITED AMERICAN INSURANCE CO.                                            34,474.00
UNITED STATES POSTAL SERVICE                                              2,000.00
UNITED WAY OF CENTRAL VIRGINIA                                              265.00
UNIVERSITY OF ILLINOIS- URBANA                                           10,000.00
US MAGNESIUM LLC                                                      1,253,067.30
USA TODAY                                                                   134.99
VALUE OPTIONS                                                            23,289.61
VALUEOPTIONS, INC                                                        13,331.73
VANGUARD                                                                414,554.32
VASS, S. REID                                                             4,499.54
VERIZON                                                                   1,860.42
VERIZON WIRELESS                                                            370.15
VERIZON WIRELESS MESSAGING SVC                                               52.39
VERIZON WIRELESS-GREAT LAKES                                              2,041.13
VESUVIUS                                                                 22,783.42
VIRGINIA DEPT. OF TAXATION                                                   32.92
VISUAL IMPRESSIONS                                                        1,181.20
VOSS, DAVID                                                                  68.63
WACHTELL LIPTON ROSEN KATZ                                                       -
WALTON MANAGEMENT SERVICES                                                2,160.12
WASTE MANAGEMENT                                                            100.64
WAYNE BOOTH INVESTMENTS                                                  25,300.00

                       VENDOR                                  TOTAL DISBURSEMENTS
-----------------------------------------------------
WAYNE HARMON                                                                500.00
WHEELABRATOR ABRASIVES                                                   70,192.00
WINKLE, TOM                                                                 579.53
WOODLAND CAFE                                                                38.16
WOODS, ROGERS & HAZLEGROVE PLC                                            9,151.51
XEROX CORPORATION                                                           443.14
ZEIMET, RANDY                                                               816.62

                                                               --------------------

                                                               $     23,374,910.52

INTERMET CORPORATION
CASE # 04-67597
AT 7/31/05



CORPORATE - BANK RECONCILIATION

Bank Balance                              $                -

Actual Outstanding Checks                         465,419.94
Misc Reconciling Items Adjusted in
August.                                                (0.91)
-------------------------------------------------------------
                                                  465,419.03

Unadjusted GL Balance                             465,419.03
                                         --------------------

Difference                                $                -
                                         ====================

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

                      DATE         CHECK         OUTSTANDING                   DATE       CHECK          OUTSTANDING
                  2/4/2005         92456             $ 79.10              7/29/2005       94369             3,578.84
                  4/8/2005         93102               50.75              7/29/2005       94370               297.56
                 5/27/2005         93718              616.32              7/29/2005       94371               118.55
                  6/2/2005         93791              725.98              7/29/2005       94372             5,000.00
                 6/24/2005         93968              225.00              7/29/2005       94373               890.47
                  7/8/2005         94098              192.29              7/29/2005       94374               980.00
                  7/8/2005         94114              182.50              7/29/2005       94375             6,371.25
                  7/8/2005         94125              468.45              7/29/2005       94376                78.20
                  7/8/2005         94166            8,500.00              7/29/2005       94377             1,012.78
                 7/15/2005         94205              198.27              7/29/2005       94378               340.50
                 7/15/2005         94210              403.00              7/29/2005       94379               352.30
                 7/15/2005         94217            1,481.19              7/29/2005       94380             1,000.00
                 7/15/2005         94233              201.67              7/29/2005       94381             7,034.57
                 7/21/2005         94272            4,000.00              7/29/2005       94382               742.83
                 7/21/2005         94280              710.22              7/29/2005       94383             3,322.00
                 7/21/2005         94286            1,246.00              7/29/2005       94384               300.00
                 7/21/2005         94291           22,277.83              7/29/2005       94385             2,080.00
                 7/21/2005         94310              757.20              7/29/2005       94386             1,750.27
                 7/21/2005         94314           34,474.00              7/29/2005       94387               811.44
                 7/26/2005         94315              295.00              7/29/2005       94388               929.42
                 7/29/2005         94320                7.72              7/29/2005       94389               152.49
                 7/29/2005         94321               81.55              7/29/2005       94390               136.90
                 7/29/2005         94322           14,206.04              7/29/2005       94391             4,180.68
                 7/29/2005         94323            3,456.00              7/29/2005       94392               280.00
                 7/29/2005         94324              985.41              7/29/2005       94393               450.30
                 7/29/2005         94325            1,582.95              7/29/2005       94394               163.34
                 7/29/2005         94326              175.63              7/29/2005       94395             2,995.28
                 7/29/2005         94327               89.98              7/29/2005       94396               846.97
                 7/29/2005         94328              225.00              7/29/2005       94397             4,250.00
                 7/29/2005         94329            1,082.87              7/29/2005       94398             3,759.67
                 7/29/2005         94330            3,800.00              7/29/2005       94399             2,000.00
                 7/29/2005         94331               19.39              7/29/2005       94400            13,331.73
                 7/29/2005         94332                9.42              7/29/2005       94401                32.92
                 7/29/2005         94333              211.25              7/29/2005       94402               424.00
                 7/29/2005         94334            1,800.00              7/29/2005       94403             2,160.12
                 7/29/2005         94335              352.24              7/29/2005       94404               500.00
                 7/29/2005         94336            1,395.38              7/29/2005       94405               579.53
                 7/29/2005         94337            5,457.00              7/29/2005       94406               443.14
                 7/29/2005         94338           16,831.97              7/29/2005       94407            28,400.00
                 7/29/2005         94339            8,101.40              7/29/2005       94408            57,872.53
                 7/29/2005         94340              347.13              7/29/2005       94409            85,000.00
                 7/29/2005         94341              707.19              7/29/2005       94410            25,300.00
                 7/29/2005         94342           10,272.00
                 7/29/2005         94343            7,418.19                                            $ 465,419.94
                 7/29/2005         94344            1,070.73
                 7/29/2005         94345           19,512.14
                 7/29/2005         94346            1,519.93
                 7/29/2005         94347              146.00
                 7/29/2005         94348            1,479.07
                 7/29/2005         94349              198.69
                 7/29/2005         94350              467.64
                 7/29/2005         94351              134.63
                 7/29/2005         94352              298.53
                 7/29/2005         94353              654.12
                 7/29/2005         94354            1,448.42
                 7/29/2005         94355              613.19
                 7/29/2005         94356              259.98
                 7/29/2005         94357            1,710.99
                 7/29/2005         94358              500.00
                 7/29/2005         94359            3,250.00
                 7/29/2005         94360              360.00
                 7/29/2005         94361              404.40
                 7/29/2005         94362              250.62
                 7/29/2005         94363            1,029.81
                 7/29/2005         94364              611.00
                 7/29/2005         94365              173.91
                 7/29/2005         94366            2,000.00
                 7/29/2005         94367              775.08
                 7/29/2005         94368              600.00

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

         The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    INTERMET CORP.                     Capacity:              Shareholder
                                                          ---
         Case Number:  04-67597                                    Officer
                                                          ---
                                                                   Director
                                                          ---
                                                                   Insider
                                                          ---

PLEASE SEE COMPANY PREPARED SCHEDULE ATTACHED.

CURRENT COMPENSATION PAID:                           Weekly            or               Monthly

                                                     -------                            -------

CURRENT BENEFITS PAID:                               Weekly            or               Monthly

                  Health Insurance
                                                     -------                            -------

                  Life Insurance
                                                     -------                            -------

                  Retirement
                                                     -------                            -------

                  Company Vehicle
                                                     -------                            -------

                  Entertainment
                                                     -------                            -------

                  Travel
                                                     -------                            -------

                  Other Benefits
                                                     -------                            -------

                  Total Benefits
                                                     -------                            -------

CURRENT OTHER BENEFITS PAID:                         Weekly            or               Monthly

                  Rent Paid
                                                     -------                            -------

                  Loans
                                                     -------                            -------

                  Other (Describe)
                                                     -------                            -------

                  Other (Describe)
                                                     -------                            -------

                  Other (Describe)
                                                     -------                            -------


                  Total Other Payments
                                                     -------                            -------


CURRENT TOTAL OF ALL PAYMENTS:                       Weekly            or               Monthly

                                                                                        $0
                                                     -------


Dated: AUGUST 22, 2005
                                        ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6


INTERMET CORPORATION
MONTH ENDED JULY 31, 2005


                                -----------------------------------------------------------------------------------------
NAME:                                  GARY            ROBERT E.        TIMOTHY R.          JOHN B.          TODD
                                       RUFF              BELTS           GILLILAND        RUTHERFORD        HEAVIN
                                -----------------------------------------------------------------------------------------
JOB DUTIES:                       Chairman & CEO      VP Finance     VP- Light Metals     VP-Sales &      VP-Ferrous
                                     Director           and CFO                            Marketing        Metals
                                -----------------------------------------------------------------------------------------
(MONTHLY)
COMPENSATION:                              $ 41,667        $ 21,667            $ 16,667        $ 16,667       $ 17,500
                                -----------------------------------------------------------------------------------------
BENEFITS PAID:
Health Insurance                                772             772                 546             546            772
Life Insurance                                  358             358                 358             358            358
Deferred Comp                                   142             142                 142             142            142
Retirement                                      364             190                 148             148            154
Company Vehicle                               1,104             850                 850             850            855
Cell Phone                                        -              89                   -              85             62


(EXPENSE REIMBURSE):
Meals & Entertainment                           263               -                  84             320            669
Travel                                          247              62               1,990           2,408          2,602
Communications (cell phone,
internet on travel, etc.)                       206               -                 517               -              -
Dues & Subscriptions                             99               -                   -               -              -
Misc--Auto maintenance,
Conference, Passport fees                       161             333                   -             850              -
Misc--Software fee                                -               -                   -               -              -
                                                  -               -                   -               -              -
                                                  -               -                   -               -              -
OTHER PAYMENTS:                                   -               -                   -               -              -
Rents Paid                                        -               -                   -               -              -
Loans                                             -               -                   -               -              -
Other (Describe)                                  -               -                   -               -              -
Dues & Subscriptions                              -             750                   -               -              -
                                -----------------------------------------------------------------------------------------
TOTAL OF ALL PAYMENTS                      $ 45,383        $ 25,213            $ 21,302        $ 22,374       $ 23,114
                                =========================================================================================




                                ----------------------------------------------------------------------------------------
NAME:                             THOMAS E.             ALAN J.                  BYTHA                  GREG
                                    PRUCHA               MILLER                  MILLS                WAHOWIAK
                                ----------------------------------------------------------------------------------------
JOB DUTIES:                      VP-Technical     VP, General Counsel      VP- Administration     Business Systems
                                   Services         Ass't Secretary                                   Director
                                ----------------------------------------------------------------------------------------
(MONTHLY)
COMPENSATION:                          $ 14,583                 $ 18,750               $ 12,500              $ 11,916
                                ----------------------------------------------------------------------------------------
BENEFITS PAID:
Health Insurance                            546                      546                    284                   487
Life Insurance                              358                      358                    358                   358
Deferred Comp                               124                      142                    106                   101
Retirement                                  128                      164                    109                   103
Company Vehicle                             722                      850                    850                   650
Cell Phone                                    -                        -                      -                    41


(EXPENSE REIMBURSE):
Meals & Entertainment                       104                        -                      -                   726
Travel                                    1,805                        -                      -                     -
Communications (cell phone,
internet on travel, etc.)                     -                        -                      -                     -
Dues & Subscriptions                          -                        -                      -                     -
Misc--Auto maintenance,
Conference, Passport fees                     -                        -                      -                     -
Misc--Software fee                            -                      600                      -                     -
                                              -                        -                      -                     -
                                              -                        -                      -                     -
OTHER PAYMENTS:                               -                        -                      -                     -
Rents Paid                                    -                        -                      -                     -
Loans                                         -                        -                      -                     -
Other (Describe)                              -                        -                      -                     -
Dues & Subscriptions                          -                        -                      -                     -
                                ----------------------------------------------------------------------------------------
TOTAL OF ALL PAYMENTS                  $ 18,370                 $ 21,410               $ 14,207              $ 14,382
                                ========================================================================================

                                ----------------------------------------------------------------------------------------------------
NAME:                            MICHAEL
                                SKRZYPCAK       MARY JO KARJALA         JOHN E. DODDRIDGE       JESUS M. BONILLA     JOHN P. CRECINE

                                ----------------------------------------------------------------------------------------------------
JOB DUTIES:                     Treasurer          Secretary             Former Chairman           Former VP             Director
                                                                         Former Director          Light Metals
                                ----------------------------------------------------------------------------------------------------
(MONTHLY)
COMPENSATION:                       $ 10,833             $ 6,000                    $ -                   $ -                  $ -
                                ----------------------------------------------------------------------------------------------------
BENEFITS PAID:
Health Insurance                         772                 546                      -                     -                    -
Life Insurance                             -                   -                      -                     -                    -
Deferred Comp                             92                  51                      -                     -                    -
Retirement                                94                  54                      -                     -                    -
Company Vehicle                            -                   -                      -                     -                    -
Cell Phone                                41                   -                      -                     -                    -


(EXPENSE REIMBURSE):
Meals & Entertainment                      -                   -                      -                     -                    -
Travel                                     -                   -                      -                     -                    -
Communications (cell phone,
internet on travel, etc.)                  -                   -                      -                     -                    -
Dues & Subscriptions                       -                   -                      -                     -                    -
Misc--Auto maintenance,
Conference, Passport fees                  -                   -                      -                     -                    -
Misc--Software fee                         -                   -                      -                     -                    -
                                           -                   -                      -                     -                    -
                                           -                   -                      -                     -                    -
OTHER PAYMENTS:                            -                   -                      -                     -                    -
Rents Paid                                 -                   -                      -                     -                    -
Loans                                      -                   -                      -                     -                    -
Other (Describe)                           -                   -                      -                     -                    -
Dues & Subscriptions                     215                   -                      -                     -                    -


                                ----------------------------------------------------------------------------------------------------
TOTAL OF ALL PAYMENTS               $ 12,047             $ 6,651                    $ -                   $ -                  $ -
                                ====================================================================================================


                                ----------------------------------------------------------------------------------------------------
NAME:
                                      JULIA D. DARLOW         NORMAN F. EHLERS         JOHN R. HORNE         THOMAS H. JEFFS II
                                ----------------------------------------------------------------------------------------------------
JOB DUTIES:                              Director                Director                Director                Director
                                ----------------------------------------------------------------------------------------------------
(MONTHLY)
COMPENSATION:                                    $ -                       $ -                  $ -                        $ -
                                ----------------------------------------------------------------------------------------------------

BENEFITS PAID:
Health Insurance                                   -                         -                    -                          -
Life Insurance                                     -                         -                    -                          -
Deferred Comp                                      -                         -                    -                          -
Retirement                                         -                         -                    -                          -
Company Vehicle                                    -                         -                    -                          -
Cell Phone                                         -                         -                    -                          -


(EXPENSE REIMBURSE):
Meals & Entertainment                              -                         -                    -                          -
Travel                                             -                         -                    -                          -
Communications (cell phone,
internet on travel, etc.)                          -                         -                    -                          -
Dues & Subscriptions                               -                         -                    -                          -
Misc--Auto maintenance,
Conference, Passport fees                          -                         -                    -                          -
Misc--Software fee                                 -                         -                    -                          -
                                                   -                         -                    -                          -
                                                   -                         -                    -                          -
OTHER PAYMENTS:                                    -                         -                    -                          -
Rents Paid                                         -                         -                    -                          -
Loans                                              -                         -                    -                          -
Other (Describe)                                   -                         -                    -                          -
Dues & Subscriptions                               -                         -                    -                          -
                                ----------------------------------------------------------------------------------------------------
TOTAL OF ALL PAYMENTS                            $ -                       $ -                  $ -                        $ -
                                ====================================================================================================

                                ------------------------------------------------------------------------------
NAME:                           CHARLES G.      RICHARD A.       PAMELA E.       MITSUNOBU
                                 MCCLURE         NAWROCKI         RODGERS        TAKEUCHI          TOTAL

                                ------------------------------------------------------------------------------
JOB DUTIES:                      Director        Director        Director        Director
                                ------------------------------------------------------------------------------
(MONTHLY)
COMPENSATION:                             $ -             $ -             $ -             $ -       $ 188,750
                                ------------------------------------------------------------------------------
BENEFITS PAID:
Health Insurance                            -               -               -               -           6,589
Life Insurance                              -               -               -               -           3,222
Deferred Comp                               -               -               -               -           1,326
Retirement                                  -               -               -               -           1,656
Company Vehicle                             -               -               -               -           7,581
Cell Phone                                  -               -               -               -             318


(EXPENSE REIMBURSE):
Meals & Entertainment                       -               -               -               -           2,166
Travel                                      -               -               -               -           9,114
Communications (cell phone,
internet on travel, etc.)                   -               -               -               -             723
Dues & Subscriptions                        -               -               -               -              99
Misc--Auto maintenance,
Conference, Passport fees                   -               -               -               -           1,344
Misc--Software fee                          -               -               -               -             600
                                            -               -               -               -               -
                                            -               -               -               -               -
OTHER PAYMENTS:                             -               -               -               -               -
Rents Paid                                  -               -               -               -               -
Loans                                       -               -               -               -               -
Other (Describe)                            -               -               -               -               -
Dues & Subscriptions                        -               -               -               -             965


                                ------------------------------------------------------------------------------
TOTAL OF ALL PAYMENTS                     $ -             $ -             $ -             $ -       $ 224,453
                                ==============================================================================

                                                                  Intermet Corp.
                                                           Case Number: 04-67597

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance


INSURANCE TYPE                              CARRIER                             POLICY PERIOD
--------------                              -------                             -------------

Property                                    Lloyds                              11/1/04-11/1/05
Boiler/Machine                              Hartford                            11/1/04-11/1/05
Cargo                                       Fireman's Fund                      11/1/04-11/1/05
Truck Cargo                                 Fireman's Fund                      11/1/04-11/1/05

Aviation                                    USAIG                               11/1/04-11/1/05

Fiduciary                                   St. Paul                            11/1/04-11/1/05

Primary D&O                                 St. Paul                            11/1/04-11/1/05
Excess D&O                                  Chubb                               11/1/04-11/1/05
Excess D&O                                  Platte River                        11/1/04-11/1/05

Crime                                       AIG                                 12/1/04-12/1/05

General Liability                           ACE                                 12/22/04-12/22/05
Umbrella                                    National Union                      12/22/04-12/22/05

Workers' Comp                               ACE                                 12/22/04-6/22/05
                                                                                & 6/22/05-12/22/05

Excess Workers' Comp                        ACE                                 12/22/04-12/22/05

Auto                                        ACE                                 12/22/04-12/22/05

Foreign (DIC)                               ACE                                 12/22/04-12/22/05




Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                                 )
INTERMET CORPORATION, ET AL            ) CASE NO: 04-67599
                                       ) Chapter 11
                                       ) Judge: Marci B. McIvor
ALEXANDER CITY CASTING CO., INC.       )
                          Debtor       )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

   [X]    Operating Statement                    (Form 2)

   [X]    Balance Sheet                          (Form 3)

   [X]    Summary of Operations                  (Form 4)

   [X]    Monthly Cash Statement                 (Form 5)

   [X]    Statement of Compensation              (Form 6)

   [X]    Schedule of In-Force Insurance         (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                  YES [X]    NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                  YES [X]    NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                  YES [X]    NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                  YES [X]    NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                  YES [X]    NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005                /s/ Robert E. Belts
                                      ------------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer  (248) 952-2500
                                      -----------------------  -----------------
                                      Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 7-31-05
($000's)

                                               CASE # 04-67599
                                                  ALEXANDER
                                               CITY CASTING CO.
                                      ---------------------------------
                                      Current Month  Total Since Filing
                                      -------------  ------------------
Net Sales                                    -                 -

Cost of Goods Sold
Materials and Freight                        -                 -
Wages - Hourly                               -                 -
Wages-Salary                                 -                 -
Employee Benefits and Pension                -                 -
 Repairs & Maintenance                       -                 -
Supplies                                     -                 -
Utilities                                    -                 -
Purchased Components/Services                -                 -
Income(loss) from Pattern Sales              -                 -
 Fixed Asset - (gain/loss)                   -                 -
 MIS Expense                                 -                 -
 Travel & Entertainment                      -                 -
 Other Variable Costs                        1                66
 Depreciation & Amortization                 -                 -
 Other Allocated Fixed Costs                 -                 -
 Other Fixed Costs                           -                 -
                                           ---            ------
Cost of Goods Sold                           1                66

Gross Profit                                (1)              (66)

Plant SG&A Expense                           -                 -
SG&A Expense - Allocation (Sched 1)          -                 -
 Other Operating Expenses                   11             1,597
                                           ---            ------
 Total Operating Expenses                   11             1,597

 Operating Profit                          (12)           (1,663)

 Outside Interest Income                     -                 -
 Outside Interest (Expense)                  -                 -
 Intercompany Interest Income                -                 -
 Intercompany Interest (Expense)             -                 -
 Charges (From) Affiliates                   -                 -
 Charges To Affiliates                       -                 -
 Gain/(Loss) On Sales Of Assets            160               160
 Outside Dividend Income                     -                 -
 Foreign Exchange Gain/(Loss)                -                 -
Income/Loss From European Operations         -                 -
 Other Income/(Expense)                    (31)                1
                                           ---            ------
 Total Non-Operating Expenses              129               161
 Income Before Income Taxes                117            (1,502)
 Income Tax Expense                          -                 9
                                           ---            ------
 Net Income                                117            (1,511)
                                           ===            ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            July
                                           ------
Officer Compensation                       $  189
Salary Expense other Employees                968
Employee Benefits and Pension                 108
Payroll Taxes                                  53
Other Taxes                                     3
Rent and Lease Expense                        186
Interest Expense
Insurance                                      54
Automobile and Truck Expense                   12
Utilities(Gas Electric,Phone)                  41
Depreciation                                   93
Travel and Entertainment                       78
Repairs and Maintenance                        48
Advertising/Promotion                           7
Supplies, Office Expense                       17

OTHER:
Contributions                                   4
Professional Fees - Audit/Tax                 350
Bank Fees                                      24
Public Reporting Fees                          15
Employee Relocation/Training                   41
Data Processing                                23
Dues and Subscriptions                         15
Outside Services                               83
Project Development Costs net of Billings     114
Director Fees                                  25
Miscellaneous                                   2
Legal Fees                                      4
Cost Allocation - Europe                      (78)
Cost Allocation - Out                        (168)
                                           ------
                                           $2,309
                                           ======

Allocation:
Wagner Castings                               191
Northern Castings                              51
Ironton Iron                                    0
Lynchburg Foundry                             193
Columbus Foundry                              313
Wagner Havana                                   0
Intermet U.S. Holdings                        261
Cast-Matic Corp.                               82
Diversified Diemakers                         257
Ganton Technologies                           168
Tool Products                                 137
Corporate                                     656
                                           ------
Total                                      $2,309
                                           ======

Intermet Corp and Subsidiaries
Balance sheet as of 07-31-05
($000's)

                                            CASE # 04-67599
                                            ----------------
                                               ALEXANDER
                                            CITY CASTING CO.
                                            ----------------
Cash And Equivalents                            $      -
Accounts Receivable                                    -
Short-Term Intercompany Receivables                    -
Inventories                                          133
Other Current Assets                                   -
                                                --------
  TOTAL CURRENT ASSETS                               133

Land and Buildings                                   537
 Machinery & Equipment                             1,583
 Construction In Progress                              -
                                                --------
 Total Fixed Assets                                2,120
 Accumulated Depreciation                         (1,572)
                                                --------
  NET FIXED ASSETS                                   548

 Investment In Subsidiaries                            -
Investment In European Operations                      -
 Long-Term Intercompany Receivables                    -
 Deferred Taxes, Long-Term Asset                       -
 Other Assets                                          -
                                                --------
  TOTAL ASSETS                                  $    681
                                                ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                               $      -
 Wages and Salaries (See schedule)                     -
 Taxes Payable - (See schedule)                        0
                                                --------
  TOTAL POST PETITION LIABILITIES                      0

SECURED LIABILITIES:
SECURED DEBT                                           -

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                  -
 Accrued Tax - State                                   -
 Accrued Property Taxes                                -
 Accrued Workers Comp.                                 -
 Accrued Payroll                                       -
Accrued Payroll Taxes                                  -
                                                --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES             -

UNSECURED LIABILITIES
Accounts Payable                                       -
Senior & IDR Bonds                                     -
                                                --------
TOTAL UNSECURED LIABILITIES                            -

OTHER LIABILITIES
Accrued Liabilities                                  152
Short-Term Intercompany Payables                       -

 Retirement Benefits                                   -
 Deferred Taxes - Long-Term Liability                  -
 Other Long-Term Liabilities                           -
 Long-Term Intercompany Payables                  36,801
 Minority Interest                                     -
                                                --------
 TOTAL LIABILITIES                                36,953

 Common Stock                                         10
 Capital In Excess Of Par Value                       90
Retained Earnings - Prepetition                  (34,861)
Retained Earnings - Post Petition                 (1,511)
Equity In European Operations
 Accumulated Translation Adjustment                    -
 Minimum Pension Liability Adjustment                  -
 Unearned Restricted Stock                             -
                                                --------
TOTAL SHAREHOLDER EQUITY                         (36,272)
                                                --------
TOTAL LIABILITIES AND EQUITY                    $    681
                                                ========

PERIOD ENDED: 07-31-05     ALEXANDER CITY CASTING CO., INC.       CASE #04-67599

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                     Balance                            Balance
                                      as of    Accrued/    Payments/     as of
                                    6/30/2005  Withheld     Deposits   07/31/2005
                                    ---------  ---------   ----------  ----------
Income tax withheld: Federal        $       0   $      0   $        0  $        0
Income tax withheld: State          $       0   $      0   $        0  $        0
Income tax withheld: Local          $       0   $      0   $        0  $        0
FICA Withheld                       $       0   $      0   $        0  $        0
Employers FICA                      $       0   $      0   $        0  $        0
Unemployment Tax: Federal           $       0   $      0   $        0  $        0
Unemployment Tax: State             $       0   $      0   $        0  $        0
All Other Payroll W/H               $       0   $      0   $        0  $        0
                                    $       0   $      0   $        0  $        0
State Taxes: Inc./Sales/Use/Excise  $   2,548  ($  2,548)  $        0  $        0
Property Taxes                      $       0   $      0   $        0  $        0

Workers Compensation                        0          0            0           0
                                    ---------  ---------   ----------  ----------

Total                               $   2,548  ($  2,548)  $        0  $        0

Wages and Salaries                          0          0            0           0
                                    ---------  ---------   ----------  ----------

Grand Total                         $   2,548  ($  2,548)  $        0  $        0
                                    =========  =========   ==========  ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)        0-30 Days  30-60 Days  Over 60 Days
Accounts Payable                    $       0  $        0  $          0
Accounts Receivable                 $       0  $        0  $          0

                             MONTHLY CASH STATEMENT

                          Period Ending: JULY 31, 2005

                                                ALEXANDER CITY CASTING CO., INC.
                                                Case Number: 04-67599

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                               General  Payroll   Tax   Cash Coll.  Petty Cash
                                Acct.    Acct.   Acct.     Acct.       Acct.
A. Beginning Balance           _______  _______  _____  __________  __________

B. Receipts                    _______  _______  _____  __________  __________
   (Attach separate schedule)

C. Balance Available           _______  _______  _____  __________  __________
   (A+B)

D. Less Disbursements          _______  _______  _____  __________  __________
   (Attach separate schedule)

E. Ending Balance                      N/A - COMPANY HAS NO BANK ACCOUNTS
   (C-D)

      (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM
                                  EACH ACCOUNT)

General Account:
        1.      Depository Name & Location    _____________________________

        2.      Account Number                _____________________________

Payroll Account:
        1.      Depository Name & Location    _____________________________

        2.      Account Number                _____________________________

Tax Account:
        1.      Depository Name & Location    _____________________________

        2.      Account Number                _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

___________________________________________________________________________

___________________________________________________________________________

Date: AUGUST 22, 2005                         _____________________________
                                              Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: ALEXANDER CITY CASTING CO., INC. Capacity:      ___   Shareholder
      Case Number: 04-67599                           ___   Officer
                                                      ___   Director
                                                      ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly   or   Monthly

                                    ______        _______

CURRENT BENEFITS PAID:              Weekly   or   Monthly

          Health Insurance          ______        _______

          Life Insurance            ______        _______

          Retirement                ______        _______

          Company Vehicle           ______        _______

          Entertainment             ______        _______

          Travel                    ______        _______

          Other Benefits            ______        _______

          Total Benefits            ______        _______

CURRENT OTHER BENEFITS PAID:        Weekly   or   Monthly

          Rent Paid                 ______        _______

          Loans                     ______        _______

          Other (Describe)          ______        _______

          Other (Describe)          ______        _______

          Other (Describe)          ______        _______

          Total Other Payments      ______        _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly   or   Monthly

                                    ______        $     0

Dated: AUGUST 22, 2005              ____________________________________________
                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                Alexander City Casting Co., Inc.
                                                           Case Number: 04-67599

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE           CARRIER        POLICY PERIOD
--------------------  --------------  ------------------
Property              Lloyds          11/1/04-11/1/05
Boiler/Machine        Hartford        11/1/04-11/1/05
Cargo                 Fireman's Fund  11/1/04-11/1/05
Truck Cargo           Fireman's Fund  11/1/04-11/1/05

Aviation              USAIG           11/1/04-11/1/05

Fiduciary             St. Paul        11/1/04-11/1/05

Primary D&O           St. Paul        11/1/04-11/1/05
Excess D&O            Chubb           11/1/04-11/1/05
Excess D&O            Platte River    11/1/04-11/1/05

Crime                 AIG             12/1/04-12/1/05

General Liability     ACE             12/22/04-12/22/05
Umbrella              National Union  12/22/04-12/22/05

Workers' Comp         ACE             12/22/04-6/22/05
                                      & 6/22/05-12/22/05

Excess Workers' Comp  ACE             12/22/04-12/22/05

Auto                  ACE             12/22/04-12/22/05

Foreign (DIC)         ACE             12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                             )
INTERMET CORPORATION, ET AL        )  CASE NO: 04-67605
                                   )  Chapter 11
                                   )  Judge: Marci B. McIvor
CAST-MATIC CORPORATION             )
                           Debtor  )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]     Operating Statement                         (Form 2)

     [X]     Balance Sheet                               (Form 3)

     [X]     Summary of Operations                       (Form 4)

     [X]     Monthly Cash Statement                      (Form 5)

     [X]     Statement of Compensation                   (Form 6)

     [X]     Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                                                 YES [X]  NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                                 YES [X]  NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                                 YES [X]  NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                                 YES [X]  NO [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                                 YES [X]  NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005                  /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 7-31-05
($000's)

                                                                         CASE #04-67605
                                                                           CAST-MATIC
                                                                              CORP
                                                         ------------------------------------------------
                                                         Current Month                 Total Since Filing
                                                         -------------                 ------------------
Net Sales                                                    2,201                          35,949

Cost of Goods Sold
Materials and Freight                                        1,452                          20,692
Wages - Hourly                                                 232                           2,659
Wages-Salary                                                   140                           1,377
Employee Benefits and Pension                                   98                             932
Repairs & Maintenance                                           66                           1,091
Supplies                                                       169                           1,966
Utilities                                                       94                           1,082
Purchased Components/Services                                  102                           1,762
Income(loss) from Pattern Sales                                  -                               -
 Fixed Asset - (gain/loss)                                       -                              (6)
 MIS Expense                                                    12                             106
 Travel & Entertainment                                          2                              22
 Other Variable Costs                                          123                           1,684
 Depreciation & Amortization                                   158                           1,599
 Other Allocated Fixed Costs                                     -                              (2)
 Other Fixed Costs                                              76                             795
                                                             -----                          ------
Cost of Goods Sold                                           2,724                          35,759

Gross Profit                                                  (523)                            190

Plant SG&A Expense                                               1                               1
SG&A Expense - Allocation (Sched 1)                             82                             803
 Other Operating Expenses                                        -                              55
                                                             -----                          ------
 Total Operating Expenses                                       83                             859

 Operating Profit                                             (606)                           (669)

 Outside Interest Income                                         -                               -
 Outside Interest (Expense)                                      -                               -
 Intercompany Interest Income                                    -                               -
 Intercompany Interest (Expense)                               (94)                           (572)
 Charges (From) Affiliates                                       -                               -
 Charges To Affiliates                                           -                               -
 Gain/(Loss) On Sales Of Assets                                  -                               -
 Outside Dividend Income                                         -                               -
 Foreign Exchange Gain/(Loss)                                    -                               -
Income/Loss From European Operations                             -                               -
 Other Income/(Expense)                                          -                               9
                                                             -----                          ------
 Total Non-Operating Expenses                                  (94)                           (563)

 Income Before Income Taxes                                   (700)                         (1,232)

 Income Tax Expense                                             11                             142
                                                             =====                          ======
 Net Income                                                   (711)                         (1,374)
                                                             =====                          ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                         July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                             July
                                                            ------
Officer Compensation                                        $  189
Salary Expense other Employees                                 968
Employee Benefits and Pension                                  108
Payroll Taxes                                                   53
Other Taxes                                                      3
Rent and Lease Expense                                         186
Interest Expense
Insurance                                                       54
Automobile and Truck Expense                                    12
Utilities(Gas Electric,Phone)                                   41
Depreciation                                                    93
Travel and Entertainment                                        78
Repairs and Maintenance                                         48
Advertising/Promotion                                            7
Supplies, Office Expense                                        17

OTHER:

Contributions                                                    4
Professional Fees - Audit/Tax                                  350
Bank Fees                                                       24
Public Reporting Fees                                           15
Employee Relocation/Training                                    41
Data Processing                                                 23
Dues and Subscriptions                                          15
Outside Services                                                83
Project Development Costs net of Billings                      114
Director Fees                                                   25
Miscellaneous                                                    2
Legal Fees                                                       4
Cost Allocation - Europe                                       (78)
Cost Allocation - Out                                         (168)
                                                            ------
                                                            $2,309
                                                            ======

Allocation:

Wagner Castings                                                191
Northern Castings                                               51
Ironton Iron                                                     0
Lynchburg Foundry                                              193
Columbus Foundry                                               313
Wagner Havana                                                    0
Intermet U.S. Holdings                                         261
Cast-Matic Corp.                                                82
Diversified Diemakers                                          257
Ganton Technologies                                            168
Tool Products                                                  137
Corporate                                                      656
                                                            ------
Total                                                       $2,309
                                                            ======

Intermet Corp and Subsidiaries
Balance Sheet as of 07-31-05
($000's)

                                                              CASE #04-67605
                                                              --------------
                                                                CAST-MATIC
                                                                   CORP
                                                              --------------
Cash And Equivalents                                             $      -
Accounts Receivable                                                 6,495
Short-Term Intercompany Receivables                                     -
Inventories                                                         3,594
Other Current Assets                                                   42
                                                                 --------
    TOTAL CURRENT ASSETS                                           10,131

Land and Buildings                                                  2,889
 Machinery & Equipment                                             17,098
 Construction In Progress                                           1,199
                                                                 --------
 Total Fixed Assets                                                21,186
 Accumulated Depreciation                                          (7,551)
                                                                 --------
    NET FIXED ASSETS                                               13,635

 Investment In Subsidiaries                                             -
Investment In European Operations                                       -
 Long-Term Intercompany Receivables                                     -
 Deferred Taxes, Long-Term Asset                                        -
 Other Assets                                                           -
                                                                 --------

    TOTAL ASSETS                                                 $ 23,766
                                                                 ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                                $    867
 Wages and Salaries  (See schedule)                                   118
 Taxes Payable - (See schedule)                                        (7)
                                                                 --------
   TOTAL POST PETITION LIABILITIES                                    978

SECURED LIABILITIES:
SECURED DEBT                                                            -

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                                   -
 Accrued Tax - State                                                    -
 Accrued Property Taxes                                                 -
 Accrued Workers Comp.                                                  -
 Accrued Payroll                                                        -
Accrued Payroll Taxes                                                   -
                                                                 --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                              -

UNSECURED LIABILITIES
Accounts Payable                                                    3,213
Senior & IDR Bonds                                                      -
                                                                 --------
TOTAL UNSECURED LIABILITIES                                         3,213

OTHER LIABILITIES
Accrued Liabilities                                                   286
Short-Term Intercompany Payables                                      848

 Retirement Benefits                                                    -
 Deferred Taxes - Long-Term Liability                                   -
 Other Long-Term Liabilities                                            -
 Long-Term Intercompany Payables                                   18,688
 Minority Interest                                                      -
                                                                 --------
 TOTAL LIABILITIES                                                 24,013

 Common Stock                                                           -
 Capital In Excess Of Par Value                                     2,109
Retained Earnings - Prepetition                                      (982)
Retained Earnings - Post Petition                                  (1,374)
Equity in European Operations
 Accumulated Translation Adjustment                                     -
 Minimum Pension Liability Adjustment                                   -
 Unearned Restricted Stock                                              -
                                                                 --------
TOTAL SHAREHOLDER EQUITY                                             (247)
                                                                 --------
 TOTAL LIABILITIES AND EQUITY                                    $ 23,766
                                                                 ========

PERIOD ENDED: 07-31-05              CAST-MATIC CORP.              CASE #04-67605

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                                  Balance
                                         as of             Accrued/         Payments/             as of
                                       6/30/2005           Withheld          Deposits          07/31/2005
                                       ------------------------------------------------------------------
Income tax withheld: Federal           $       0           $       0        $       0           $      0
Income tax withheld: State                     0                   0                0                  0
Income tax withheld: Local                     0                   0                0                  0
FICA Withheld                                  0                   0                0                  0
Employers FICA                             3,320               2,154                0              5,473
Unemployment Tax: Federal                     25                  65                0                 91
Unemployment Tax: State                      336                 580                0                916
All Other Payroll W/H                          0                   0                0                  0

State Taxes: Inc./Sales/Use/Excise        28,038              11,084          (28,038)            11,084
Property Taxes                           111,000              18,500         (157,569)           (28,069)

Workers Compensation                       3,700                 247             (247)             3,700
                                       ------------------------------------------------------------------

Total                                  $ 146,419           $  32,630       ($ 185,854)         ($  6,805)

Wages and Salaries                        73,507              44,848                0            118,355
                                       ------------------------------------------------------------------

Grand Total                            $ 219,926           $  77,478       ($ 185,854)          $111,550
                                       ==================================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)             Total            0-30 Days         30-60 Days        Over 60 Days
Accounts Payable                      $   866,770        $   866,770        $        0          $      0
Accounts Receivable                   $ 6,393,766        $ 2,488,279        $3,190,343          $715,144

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 7/31/2005

                                                                                         CASE # 04-67605
                                                                                  CAST-MATIC CORP (STEVENSVILLE)
                                                                        ---------------------------------------------------
                           ACCOUNT TYPE                                  LOCKBOX                 AP                  PR
                            ACCOUNT #                                   5402699440           2770721856          2770721864
                               BANK                                      Stan Fed             Stan Fed            Stan Fed
BEGINNING BANK BALANCE                                                           -                    -                  -
RECEIPTS                                                                 2,338,619                    -                  -
TRANSFERS IN (CORPORATE)                                                         -              920,988            333,063
DISBURSEMENTS                                                                    -             (920,988)          (333,063)
TRANSFERS OUT (CORPORATE)                                               (2,338,619)                   -                  -
                                                                        ---------------------------------------------------
ENDING BANK BALANCE                                                              -                    -                  -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                           844,633
CHECKS ISSUED                                                                                   665,229
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                          358,072
CORPORATE DEBIT MEMOS                                                                             1,310
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                                 $1,869,244
                                                                                             ==========

OUTSTANDING CHECKS AS OF JUNE 30                                                                393,740
VOIDED CHECKS OUTSTANDING AS OF JUNE 30                                                               -
CHECKS ISSUED DURING JULY                                                                       665,229
CHECKS CLEARED DURING JULY                                                                     (920,988)
                                                                                             ----------
OUTSTANDING CHECKS AS OF JULY 31 (SEE OUTSTANDING CHECKLIST)                                    137,981
                                                                                             ==========

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
JULY 2005

                   VENDOR                      TOTAL DISBURSEMENTS
------------------------------------------------------------------
ACE HARDWARE                                     $       441.24
ACE INSURANCE                                            140.82
ACE PLUMBING & HEATING                                   523.72
ADAMS MAGNETICS                                           42.75
ADAMS REMCO                                            2,349.37
ADP, INC                                               1,890.54
ADVANCED TECHNOLOGIES SERVICE BUREAU                     100.00
AIR TECH ENGINEERING, INC                              4,995.00
AITKEN PRODUCTS                                        3,197.70
ALCOA                                                702,148.00
ALFE                                                 122,673.00
ALL CITIES OCCUPATIONAL MEDICINE                         969.00
ALPHA RESOURCES                                           75.22
ALRO STEEL CORP                                          213.37
AMERICA ELECTRIC POWER                                32,994.17
AMERICAN ELECTRIC POWER                                  134.11
AN-DEE'S FLORAL                                          159.00
ANDERSON GLOBAL                                       12,220.00
AQUILA                                                 4,467.89
ARAMARK UNIFORM SERVICES, INC                          3,629.36
ASSOCIATED BAG                                           275.28
AUTOMATION DIRECT.COM                                  1,036.93
BASTIAN MATERIAL HANDLING                                 83.23
BATTERIES PLUS                                           179.50
BEACON OPERATIONS CENTER                              38,120.21
BOND FLUIDAIRE, INC                                      707.48
BORRIES MARK SYSTEM                                    1,900.00
BRAMMALL SUPPLY CO                                     2,632.06
BURCHETT QUALITY TOOL                                  8,316.00
C. B. DEKORNE, INC                                       384.49
CENTENNIAL TECHNOLOGIES, INC                           9,885.00
CHARLEVOIX ENERGY TRADING                             69,275.83
CHEMSTATION OF NORTHERN INDIANA                          960.78
COMPUWARE                                                231.00
CONDAT                                                 2,673.00
CONNECTION SERVICE                                       502.14
COVERALL OF WESTERN MICHIGAN                           1,320.00
CPC INC                                               18,423.50
CUSTOM MOLD                                              380.05
D A DODD                                                 294.69
DECISION ONE CORP                                      1,440.84
DOUBLEDAY OFFICE PRODUCTS INC                          3,059.67
DOWSETT SPRING CO                                        251.20
EARTHSCAPES LANDSCAPING, INC                           1,761.87
EDMUND WEISS                                              40.00
EIS, INC                                               1,441.27
E-JAY HERMO PRODUCTS, INC                                449.86
EMPIRE PRODUCTS                                        1,428.30
EWAB ENGINEERING                                         362.30
FLOWTECH CORPORATION                                     257.50
FLOYD BARNES                                             362.05

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
JULY 2005

                   VENDOR                      TOTAL DISBURSEMENTS
------------------------------------------------------------------
FUTURE TECH                                              448.00
GEO. T SCHMIDT, INC                                      476.07
GLOBAL EXCHANGE SERVICES                                 212.67
GOLDEN'S FOUNDRY AND MACH                              4,247.98
GQM - GRABER, MORHT GMBH                               2,984.29
GRAINGER                                                 328.50
GREAT LAKES AUTOMATION                                 2,204.93
GRIFFIN TOOL, INC                                     50,453.32
H & H EXPRESS, LLC                                    16,157.24
HAMPTON INN                                              825.28
HECO, INC                                                396.00
HELPMATE                                                 264.16
HEMA GUTHY                                               135.09
HERSCHALL PRODUCTS                                       152.70
IKON FINANCIAL                                           289.66
IKON FINANCIAL                                           289.68
INDIANA STATE COUNCIL OF SHRM                            200.00
INDUSTRIAL SOLUTIONS                                   4,207.17
J & L INDUSTRIAL                                         784.40
JACKSON, SHIELDS, YEISER                                 252.99
JEFF BANKS                                               487.29
JERZ MACHINE TOOL CORPORATION                          5,515.00
JUS-RITE ENGINEERING, INC                             57,325.00
KANDLER TOOL CO                                          787.50
KEENER SAND & CLAY CO                                    880.00
KENDALL ELECTRIC                                       4,201.19
KENT RUDBECK                                           1,489.68
KMH SYSTEMS, INC                                       2,294.32
LOWES                                                    206.70
M & I MACHINE                                          4,826.25
MARTIN FLUID POWER                                       109.47
MATTHEW BROWN                                            219.87
MCMASTER-CARR SUPPLY CO                                5,308.98
MICHIANA SUPPLY                                          251.90
MICHIGAN CHAMBER SERVICES                                209.35
MITCHELL MAZE                                            116.11
MITTLER SUPPLY, INC                                    2,052.00
MORRELL                                                  419.35
MOTION INDUSTRIES, INC                                 7,093.93
NATIONAL ELEMENT                                       2,904.14
NEFF ENGINEERING CO                                      656.98
NEWARK IN ONE                                            255.56
NILES JANITOR SERVICES & SUPPLY                          115.00
NMHG FINANCIAL SERVICES                                  710.85
OMEGA ENGINEERING, INC                                   296.38
ONDRAKA MANAGEMENT ENTERPRISES, LLC                      645.00
PETTY CASH                                             1,093.86
POLYMET ALLOYS, INC                                    4,297.80
POOCH WELDING SUPPLY CO                                3,031.31
PRATT INDUSTRIES                                       6,466.78
PRI MAR PETROLEUM, INC                                 1,170.80
PRIDE WELDING                                          3,012.00

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
JULY 2005

                   VENDOR                      TOTAL DISBURSEMENTS
------------------------------------------------------------------
PRODUCT ACTION INTERNATIONAL                          30,990.07
PRODUCTION TOOL                                        1,200.70
PROVIDENT LIFE                                           106.25
PYROTEK                                               33,036.02
QUANTUM CONNECTIONS, LLC                                  67.00
RADDE AGNECY                                              28.00
RADIO STATION                                            600.00
RAPID PRINT                                            1,085.79
RAY'S MOTEL                                              648.00
RELIABLE DISPOSAL                                        450.81
RESERVE ACCOUNT                                          500.00
ROSE FUEL & MATERAIL, INC                                159.89
RX OPTICAL                                                67.00
SAFETY PRODUCTS DIVISION                               2,224.93
SAFETY-KLEEN                                             920.88
SBC AMERITECH                                            705.93
SCHOTT SAW CO                                          3,988.75
SCOPE SERIVCES, INC                                   56,908.59
SPARTAN WOOD PRODUCTS                                    655.00
SPRINT                                                   333.52
ST JOSEPH FOP                                            125.00
STAPLES BUSINESS ADVANTAGE                             1,478.21
STEVENSVILLE PAYROLL (INCLUDES DISB BY CORP)         358,071.54
STOUFFER ELECTRIC CO                                   7,440.00
TED WALLACE                                               15.00
THAYER, INC                                              490.46
THE CONNECTION CO.                                       178.75
TOM TRAINOR                                              108.75
TRANSMAN                                              16,828.00
TURMOIL INC                                              330.05
TURPIN SALES & MARKETING                                 431.46
TWIN CITIES GLASS                                        119.84
UNITED SPORTS APPAREL                                  1,313.85
UNUM LIFE INS. CO OF AMERICA                           2,349.93
US INSPECTION SERVICES                                10,107.75
VALENITE                                                 165.89
VEKTEK                                                   923.50
W. H DUFFILL, INC                                        351.96
WATCON, INC                                            1,806.75
WCR INC                                               20,805.80
WEST MICHIGAN HYDRAULICS                                 262.25
WILLIAM A KIBBE & ASSOC                                  615.00
WILLIAM ATKINS                                            44.25
WMH FLUIDPOWER                                           318.89
XPRESS PRINTING                                          212.56
Y.E.S.                                                34,222.28
YOUNGBLOOD AIR SYSTEMS                                 5,570.62
YXLON INTERNATIONAL, INC                               4,318.00
                                                 --------------
                                                 $ 1,869,244.24
                                                 ==============

CAST-MATIC CORPORATION
CASE NO. 04-67605
AT 7/31/05

STEVENSVILLE - BANK RECONCILIATION

Bank Balance                                    $         -

Outstanding AP Checks                            137,980.92
Misc. reconiling items adjusted in August.       (47,170.00)
                                                -----------
                                                  90,810.92

Unadjusted GL Balance                             90,810.92
                                                -----------

Difference                                      $         -
                                                ===========

CAST-MATIC CORPORATION
CASE NO. 04-67605
STEVENSVILLE
OUTSTANDING CHECKS
CASE NO. 04-67605

  DATE                 CHECK           OUTSTANDING
6/30/2005              50948           $  1,118.88
 7/7/2005              51006                316.66
 7/7/2005              51028                264.16
 7/8/2005              51063              1,540.00
7/13/2005              51073                332.57
7/14/2005              51094                503.73
7/14/2005              51114                100.00
7/21/2005              51135                135.17
7/21/2005              51136                506.39
7/21/2005              51151                441.86
7/21/2005              51154                575.62
7/21/2005              51164              6,466.78
7/21/2005              51172                  4.24
7/22/2005              51178              1,598.85
7/22/2005              51179                 34.50
7/22/2005              51180              1,900.00
7/25/2005              51184                 77.45
7/26/2005              51186              1,050.00
7/26/2005              51187                923.50
7/27/2005              51189              1,598.85
7/29/2005              51191                397.12
7/28/2005              51192                356.69
7/28/2005              51193              1,669.96
7/28/2005              51194                100.00
7/28/2005              51195              4,995.00
7/28/2005              51196                969.00
7/28/2005              51197                134.11
7/28/2005              51198                 21.05
7/28/2005              51199             12,220.00
7/28/2005              51200                159.00
7/28/2005              51201                576.15
7/28/2005              51202              8,288.20
7/28/2005              51203                604.40
7/28/2005              51204                290.03
7/28/2005              51205              3,636.00
7/28/2005              51206                119.08
7/28/2005              51207                178.75
7/28/2005              51208              1,440.84
7/28/2005              51209                479.48
7/28/2005              51210              1,761.87
7/28/2005              51211                 62.29
7/28/2005              51212                197.80
7/28/2005              51213                169.90
7/28/2005              51214             18,360.00
7/28/2005              51215                495.68
7/28/2005              51216                200.00
7/28/2005              51217              1,705.88
7/28/2005              51218                787.50
7/28/2005              51219                880.00
7/28/2005              51220              1,669.27
7/28/2005              51221              1,180.12
7/28/2005              51222                617.00
7/28/2005              51223                106.77
7/28/2005              51224                710.85
7/28/2005              51225                645.00
7/28/2005              51226                357.17
7/28/2005              51227             19,180.25
7/28/2005              51228              1,770.10
7/28/2005              51229                600.00
7/28/2005              51230                450.81
7/28/2005              51231                 28.00
7/28/2005              51232                633.51
7/28/2005              51233                325.65
7/28/2005              51234             13,662.61
7/28/2005              51235                255.66
7/28/2005              51236                125.00
7/28/2005              51237                162.29
7/28/2005              51238                119.84
7/28/2005              51239              2,349.93
7/28/2005              51240              4,467.89
7/28/2005              51241                270.00
7/28/2005              51242                262.25
7/28/2005              51243              2,318.00
7/28/2005              51244              4,036.80
7/28/2005              51245                182.49
7/28/2005              51246                219.87
7/28/2005              51248                 40.00
7/28/2005              51249                108.75
7/29/2005              51250                380.05

                                       $137,980.92

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  CAST-MATIC CORPORATION          Capacity: _____      Shareholder
       Case Number: 04-67605                     _____      Officer
                                                 _____      Director
                                                 _____      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly           or           Monthly

                                    ______                        _______

CURRENT BENEFITS PAID:              Weekly           or           Monthly

    Health Insurance                ______                        _______

    Life Insurance                  ______                        _______

    Retirement                      ______                        _______

    Company Vehicle                 ______                        _______

    Entertainment                   ______                        _______

    Travel                          ______                        _______

    Other Benefits                  ______                        _______

    Total Benefits                  ______                        _______

CURRENT OTHER BENEFITS PAID:        Weekly           or           Monthly

    Rent Paid                       ______                        _______

    Loans                           ______                        _______

    Other (Describe)                ______                        _______

    Other (Describe)                ______                        _______

    Other (Describe)                ______                        _______

    Total Other Payments            ______                        _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly           or           Monthly

                                    ______                        $     0

Dated: AUGUST 22, 2005                  ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Cast-Matic Corporation
                                                           Case number: 04-67605

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                   CARRIER                    POLICY PERIOD
--------------                   -------                    -------------
Property                         Lloyds                     11/1/04-11/1/05
Boiler/Machine                   Hartford                   11/1/04-11/1/05
Cargo                            Fireman's Fund             11/1/04-11/1/05
Truck Cargo                      Fireman's Fund             11/1/04-11/1/05

Aviation                         USAIG                      11/1/04-11/1/05

Fiduciary                        St. Paul                   11/1/04-11/1/05

Primary D&O                      St. Paul                   11/1/04-11/1/05
Excess D&O                       Chubb                      11/1/04-11/1/05
Excess D&O                       Platte River               11/1/04-11/1/05

Crime                            AIG                        12/1/04-12/1/05

General Liability                ACE                        12/22/04-12/22/05
Umbrella                         National Union             12/22/04-12/22/05

Workers' Comp                    ACE                        12/22/04-6/22/05
                                                            & 6/22/05-12/22/05

Excess Workers' Comp             ACE                        12/22/04-12/22/05

Auto                             ACE                        12/22/04-12/22/05

Foreign (DIC)                    ACE                        12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67609
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
COLUMBUS FOUNDRY, L.P.                      )
                      Debtor                )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X        Operating Statement                         (Form 2)

         X        Balance Sheet                               (Form 3)

         X        Summary of Operations                       (Form 4)

         X        Monthly Cash Statement                      (Form 5)

         X        Statement of Compensation                   (Form 6)

         X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                                         YES  [X]         NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                         YES  [X]         NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                         YES  [X]         NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                         YES  [X]         NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                         YES  [X]         NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005                  /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 7-31-05
($000's)


                                                        CASE #04-67609
                                                           COLUMBUS
                                                            FOUNDRY
                                             ----------------------------------
                                             Current Month   Total Since Filing
                                             -------------   ------------------
Net Sales                                            6,652              122,927
Cost of Goods Sold
Materials and Freight                                1,868               41,513
Wages - Hourly                                       1,276               16,886
Wages-Salary                                           474                4,757
Employee Benefits and Pension                          741                8,342
 Repairs & Maintenance                                 883                8,056
Supplies                                               552                6,877
Utilities                                              689                8,290
Purchased Components/Services                          161                5,946
Income(loss) from Pattern Sales                       (362)              (1,381)
 Fixed Asset - (gain/loss)                               -                   11
 MIS Expense                                            63                  576
 Travel & Entertainment                                 13                   94
 Other Variable Costs                                 (164)               1,466
 Depreciation & Amortization                           396                4,637
 Other Allocated Fixed Costs                             -                    1
 Other Fixed Costs                                     134                1,598
                                                     -----              -------
Cost of Goods Sold                                   6,724              107,669
Gross Profit                                           (72)              15,258
Plant SG&A Expense                                      28                  322
SG&A Expense - Allocation (Sched 1)                    313                3,061
 Other Operating Expenses                                -                  415
                                                     -----              -------
 Total Operating Expenses                              341                3,798
 Operating Profit                                     (413)              11,460
 Outside Interest Income                                 -                    -
 Outside Interest (Expense)                              -                   (6)
 Intercompany Interest Income                            -                    -
 Intercompany Interest (Expense)                      (272)              (2,046)
 Charges (From) Affiliates                               -                    -
 Charges To Affiliates                                   -                    -
 Gain/(Loss) On Sales Of Assets                          -                    -
 Outside Dividend Income                                 -                    -
 Foreign Exchange Gain/(Loss)                            -                    -
Income/Loss From European Operations                     -                    -
 Other Income/(Expense)                                  -                    -
                                                     -----              -------
 Total Non-Operating Expenses                         (272)              (2,052)
 Income Before Income Taxes                           (685)               9,408
 Income Tax Expense                                     32                  355
                                                     -----              -------
 Net Income                                           (717)               9,053
                                                     =====              =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                            July
                                                           ------
Officer Compensation                                       $  189
Salary Expense other Employees                                968
Employee Benefits and Pension                                 108
Payroll Taxes                                                  53
Other Taxes                                                     3
Rent and Lease Expense                                        186
Interest Expense
Insurance                                                      54
Automobile and Truck Expense                                   12
Utilities(Gas Electric,Phone)                                  41
Depreciation                                                   93
Travel and Entertainment                                       78
Repairs and Maintenance                                        48
Advertising/Promotion                                           7
Supplies, Office Expense                                       17

OTHER:
Contributions                                                   4
Professional Fees - Audit/Tax                                 350
Bank Fees                                                      24
Public Reporting Fees                                          15
Employee Relocation/Training                                   41
Data Processing                                                23
Dues and Subscriptions                                         15
Outside Services                                               83
Project Development Costs net of Billings                     114
Director Fees                                                  25
Miscellaneous                                                   2
Legal Fees                                                      4
Cost Allocation - Europe                                      (78)
Cost Allocation - Out                                        (168)
                                                           ------
                                                           $2,309
                                                           ======

Allocation:
Wagner Castings                                               191
Northern Castings                                              51
Ironton Iron                                                    0
Lynchburg Foundry                                             193
Columbus Foundry                                              313
Wagner Havana                                                   0
Intermet U.S. Holdings                                        261
Cast-Matic Corp.                                               82
Diversified Diemakers                                         257
Ganton Technologies                                           168
Tool Products                                                 137
Corporate                                                     656
                                                           ------
Total                                                      $2,309
                                                           ======

Intermet Corp and Subsidiaries
Balance Sheet as of 07-31-05
($000's)

                                                                  CASE #04-67609
                                                                  --------------
                                                                     COLUMBUS
                                                                     FOUNDRY
                                                                  --------------
 Cash And Equivalents                                             $            -
 Accounts Receivable                                                      18,002
 Short-Term Intercompany Receivables                                          77
 Inventories                                                               8,064
 Other Current Assets                                                        637
                                                                  --------------
     TOTAL CURRENT ASSETS                                                 26,780

 Land and Buildings                                                       12,763
  Machinery & Equipment                                                   78,140
  Construction In Progress                                                   941
                                                                  --------------
  Total Fixed Assets                                                      91,844
  Accumulated Depreciation                                               (62,535)
                                                                  --------------
     NET FIXED ASSETS                                                     29,309

  Investment In Subsidiaries                                                   -
 Investment In European Operations                                             -
  Long-Term Intercompany Receivables                                      34,441
  Deferred Taxes, Long-Term Asset                                              -
  Other Assets                                                               616
                                                                  --------------

     TOTAL ASSETS                                                 $       91,146
                                                                  ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                                 $        1,934
 Wages and Salaries (See schedule)                                            31
 Taxes Payable - (See schedule)                                              821
                                                                  --------------
   TOTAL POST PETITION LIABILITIES                                         2,786

 SECURED LIABILITIES:
 SECURED DEBT                                                                  -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                                         -
  Accrued Tax - State                                                          -
  Accrued Property Taxes                                                       -
  Accrued Workers Comp.                                                      105
  Accrued Payroll                                                              -
 Accrued Payroll Taxes                                                         -
                                                                  --------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                  105

 UNSECURED LIABILITIES
 Accounts Payable                                                          9,841
 Senior & IDR Bonds                                                            -
                                                                  --------------
 TOTAL UNSECURED LIABILITIES                                               9,841

 OTHER LIABILITIES
 Accrued Liabilities                                                       2,569
 Short-Term Intercompany Payables                                              -

  Retirement Benefits                                                       (739)
  Deferred Taxes - Long-Term Liability                                         -
  Other Long-Term Liabilities                                                  -
  Long-Term Intercompany Payables                                          1,336
  Minority Interest                                                            -
                                                                  --------------
  TOTAL LIABILITIES                                                       15,898

  Common Stock                                                                 -
  Capital In Excess Of Par Value                                           4,592
 Retained Earnings - Prepetition                                          61,603
 Retained Earnings - Post Petition                                         9,053
 Equity In European Operations
  Accumulated Translation Adjustment                                           -
  Minimum Pension Liability Adjustment                                         -
  Unearned Restricted Stock                                                    -
                                                                  --------------
 TOTAL SHAREHOLDER EQUITY                                                 75,248
                                                                  --------------
  TOTAL LIABILITIES AND EQUITY                                    $       91,146
                                                                  ==============

PERIOD ENDED: 07-31-05            COLUMBUS FOUNDRY                CASE #04-67609

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                               Balance                                                         Balance
                                                as of             Accrued/              Payments/               as of
                                               6-30-05            Withheld              Deposits               7-31-05
                                             --------------------------------------------------------------------------
Income tax withheld: Federal                  $        0        ($   191,466)          $  160,539            ($  30,927)
Income tax withheld: State                             0             (87,773)              72,644               (15,129)
Income tax withheld: Local                             0                   0                    0                     0
FICA Withheld                                          0            (161,392)             133,092               (28,300)
Employers FICA                                   (20,321)           (110,870)             133,038                 1,846
Unemployment Tax: Federal                         (4,708)             (1,566)               5,334                  (940)
Unemployment Tax: State                          (25,502)             (7,430)              29,680                (3,252)
All Other Payroll W/H                            (68,548)           (179,402)             192,985               (54,965)

State Taxes: Inc./Sales/Use/Excise              (187,031)            (63,464)             187,031               (63,464)
Property Taxes                                  (299,918)            (50,000)                   0              (349,918)

Workers Compensation                            (236,278)            (40,000)                   0              (276,278)
                                             --------------------------------------------------------------------------

Total                                        ($  842,306)       ($   893,362)          $  914,342            ($ 821,325)

Wages and Salaries                              (335,633)         (1,848,205)           2,153,281               (30,557)
                                             --------------------------------------------------------------------------

Grand Total                                  ($1,177,939)       ($ 2,741,567)          $3,067,623            ($ 851,883)
                                             ==========================================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                      Total           0-30 Days            30-60 Days           Over 60 Days
Accounts Payable                              $ 1,933,965        $ 1,933,965           $        0             $        0
Accounts Receivable                           $18,325,593        $16,787,477           $  126,412             $1,411,705

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 7/31/2005


                                                                                 MONTHLY CASH STATEMENT
                                                                                     CASE # 04-67609
                                                                                    COLUMBUS FOUNDRY
                                                                 ----------------------------------------------------------
                      ACCOUNT TYPE                                DEPOSIT              AP        PR (HOURLY)    PR (SALARY)
                       ACCOUNT #                                 5401086425        2770716492     2770716484    2770716658
                          BANK                                   Stan. Fed.        Stan. Fed.     Stan. Fed.     Stan. Fed.
BEGINNING BANK BALANCE                                                    -                 -              -              -
RECEIPTS                                                          8,976,964                 -              1              -
TRANSFERS IN (CORPORATE)                                                  -         3,483,435      1,868,981        427,130
DISBURSEMENTS                                                    (8,976,964)       (3,483,435)    (1,868,982)      (427,130)
TRANSFERS OUT (CORPORATE)                                                 -                 -              -              -
                                                                 ----------------------------------------------------------
ENDING BANK BALANCE                                                       -                 -              -              -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                               2,585,496
CHECKS ISSUED                                                                       3,346,532
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                              3,175,493
CORPORATE DEBIT MEMOS                                                                   1,316
                                                                                -------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                    $   9,108,838
                                                                                =============

OUTSTANDING CHECKS AS OF JUNE 30                                                      787,790
VOIDED CHECKS OUTSTANDING AS OF JUNE 30                                                     -
CHECKS ISSUED DURING JULY                                                           3,346,532
                                                                                                 Excludes $137,232 of misc EFT's
CHECKS CLEARED DURING JULY                                                         (3,343,982)   and $ 2,221 of misc other.
                                                                                -------------
OUTSTANDING CHECKS AS OF JULY 31 (SEE OUTSTANDING CHECKLIST)                    $     790,341
                                                                                =============

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JULY 2005

                             VENDOR                                       TOTAL DISBURSEMENTS
---------------------------------------------------------------------------------------------
300 BELOW, INC.                                                                 $    2,363.85
ABEL, JOHN N.                                                                          600.00
ACTION MACHINERY                                                                    12,171.04
ACTIVATION, INC.                                                                    22,607.91
ADI FASTENER - COLUMBUS, INC.                                                          433.34
ADP INC                                                                              2,835.40
ADULT PROBATION OFFICE                                                               1,855.70
ADVANCED OFFICE PRODUCT                                                                147.66
AETNA US HEALTHCARE                                                                  9,962.31
AFS BIRMINGHAM CHAPTER                                                                 500.00
AIR COMPRESSOR TECHNOLOGIES                                                          9,800.00
AIRGAS DRY ICE                                                                       4,360.26
AIRGAS SOUTH INC.                                                                    6,777.06
ALABAMA CHILD SUPPORT PAYMENT                                                       10,866.02
ALABAMA DEPT OF ENVIRONMENTAL                                                           75.00
ALEXANDERSON, ERIC                                                                      97.17
ALLEGRA PRINT & IMAGING                                                              3,223.07
ALLEN RICHIE                                                                         1,016.53
ALLIED MINERAL PRODUCTS INC                                                         68,701.27
ALLIED VAN LINES INC                                                                 5,814.29
AMERALLOY STEEL COPRORATION                                                          1,718.26
AMERICAN BUSINESS FORMS                                                             11,808.20
AMERICAN COLLOID COMPANY                                                           222,215.47
AMERICAN FAMILY LIFE                                                                   214.39
APPLIED TECHNICAL SERVICE                                                              276.25
ATMOS ENERGY                                                                        83,750.37
AUTOMATED BUSINESS MACHINES                                                          1,364.00
AUTOMATION PRODUCTS, INC.                                                              200.18
BARLOWORLD HANDLING LP                                                              15,203.69
BEARDSLEY & PIPER, LLC                                                               5,268.00
BEARINGS & DRIVES, INC.                                                                264.45
BEAUFORT COUNTY FAMILY COURT                                                           253.08
BELL SOUTH                                                                           2,369.46
BELLWEATHER, INC                                                                     7,109.01
BERGER ANDERSON                                                                      1,985.66
BERTHIAUME, BEN                                                                         82.26
BETTY BASS FLOWERS & GIFTS                                                             210.74
B-H TRANSFER CO                                                                      8,240.66
BLAKE & PENDLETON INC.                                                               1,288.75
BLAST MASTER                                                                         2,425.00
BLASTCRETE EQUIPMENT COMPANY                                                         2,948.74
BONNER JR., FRANK W.                                                                 1,371.71
BRAMMER SAFETY, INC.                                                                 1,349.00
BROADSPIRE SERVICES INC                                                             39,582.03
BUCK ICE & COAL CO.                                                                  2,859.20
CAIL TOOL & MACHINERY, INC                                                           3,943.20
CAMERON & BARKLEY CO.                                                                4,951.18
CARLA DEVITA REED                                                                      600.00
CARRIER VIBRATING EQUIPMENT, INC.                                                   12,135.51
CENTRAL WAREHOUSE CO.                                                                  612.50
CFI PAYROLL (INCLUDES AMOUNTS DISBURSED BY CORP)                                 3,175,493.36
CHAMPION CHISEL WORKS, INC.                                                          9,475.25
CHAPTER 13 TRUSTEE                                                                  16,741.15
CHILD SUPPORT ENFORCEMENT, FSR                                                         225.00
CINTAS CORP.                                                                         8,075.21
CINTAS CORPORATION                                                                   1,266.54
CIT TECHNOLOGY FIN SERV, INC                                                         1,196.26
CLARK, ART                                                                           2,981.10
CLAWSON CONTAINER                                                                    1,768.00

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JULY 2005

                             VENDOR                                       TOTAL DISBURSEMENTS
---------------------------------------------------------------------------------------------
CLERK OF MUNICIPAL COURT                                                             1,276.74
CLERK OF THE CIRCUIT COURT                                                             125.25
CLIENT SERVICES ECM (FIDELITY)                                                         105.10
CLIFTON STEEL COMPANY                                                                  844.81
COBB WIRE ROPE & SLING  CO.                                                          1,064.57
COLUMBUS CONSOLIDATED GOV'T                                                            200.00
COLUMBUS FIRE & SAFETY EQUIP                                                           743.56
COLUMBUS INDUSTRIAL SUPPLY                                                           2,695.64
COLUMBUS TECHNICAL INSTITUTE                                                           899.00
COLUMBUS WATER WORKS                                                                12,695.24
CONSTRUCTION MANAGEMENT SERVIC                                                      37,170.00
CORINNE T. HURST/CIRCUIT CLERK                                                         151.00
CROSS TYPEWRITER REPAIR                                                                 55.00
CROWN EQUIPMENT CORP.                                                                   81.92
CTC ANALYTICAL SERVICES, INC.                                                          160.25
CURTIS REDDING                                                                       1,428.00
DAN KLEIBER                                                                          1,500.00
DANEE INC                                                                            7,938.49
DANIELS, RICHARD                                                                       629.62
DAUBER COMPANY, INC.                                                                27,040.00
DEFENDER SERVICES INC                                                               15,728.72
DELPHI E&C DAYTON TECH. CENTER                                                         800.00
DIDION INTERNATIONAL INC                                                           163,568.81
DIMENSIONAL GAUGE COMPANY                                                            1,780.00
DISAMATIC                                                                           13,680.30
DYNAMIC AIR INC.                                                                       719.42
E COHN COMPANY, INC.                                                                 3,600.00
EAGLITE CHEMICALS                                                                   10,580.00
EAST COAST INDUSTRIAL TIRE                                                          10,727.29
EDDIE WILLIAMS                                                                       8,051.29
EDWARD E. RIFFLE                                                                       450.00
ELECTRIC MELTING SRVCES SW INC                                                      88,972.69
ELKEM METALS, INC.                                                                  87,123.58
ENGINEERING GRAPHIC SERVICES                                                           573.88
ENSMINGER CRANE                                                                      1,710.00
ENTERPRISE                                                                           1,118.79
ENVIRONMENTAL RESOURCE ANALYST                                                         366.00
ENVIRONMENTAL TECHNOLOGY CORP                                                           51.65
EXCEL TECHNOLOGIES, INC                                                              1,989.53
F & B AUTO ELECTRIC SERVICE                                                          1,235.85
FERGUSON ENTERPRISES                                                                11,434.75
FLETCHER OIL INC.                                                                    6,044.89
FLORIDA TRANSFORMAR, INC.                                                            2,960.00
FOUNDRY SUPPLY GROUP, INC.                                                           1,558.00
FREEMAN MFG. & SUPPLY CO.                                                            1,336.74
G E CAPITAL 007                                                                      4,951.96
G E CAPITAL 008                                                                      7,553.13
G E INDUSTRIAL & POWER SYSTEMS                                                       2,020.00
GA AUTOMATION CO. INC.                                                                 544.67
GA SUBSEQUENT INJURY TRUST FND                                                      55,125.49
GENERAL KINEMATICS                                                                   1,367.05
GENTRY MACHINE WORKS, INC.                                                          38,535.55
GEORGIA DEPT OF LABOR                                                                   80.00
GEORGIA POWER                                                                      786,232.67
GLENWOOD SCHOOL                                                                        500.00
GLOBAL DOSIMRY SOLUTIONS INC                                                           118.26
GLOBE METALLURGICAL INC                                                            270,925.20
GWINNETT MAGISTRATE COURT                                                              592.44
HA INTERNATIONAL LLC                                                                27,779.14

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JULY 2005

                             VENDOR                                       TOTAL DISBURSEMENTS
---------------------------------------------------------------------------------------------
HARTLEY CONTROLS INC.                                                                5,806.11
HAUTT, PETE                                                                            139.98
HERAEUS ELECTRO-NITE CO.                                                            16,386.88
HINTON, BOB                                                                          1,029.82
HOUGHTON INTERNATIONAL                                                              10,569.46
IDENTICARD SYSTEMS, INC                                                                652.76
IFCO INDUSTRIAL CONTAINER SYS                                                        2,404.83
IHRIE, THOMAS                                                                           57.26
IKON OFFICE SOLUTIONS                                                                  254.66
INDUCTOTHERM CORP.                                                                  15,059.63
INDUSTRIAL 1 SUPPLY CO.                                                             62,315.12
INDUSTRIAL CONTRACTING SERVICE                                                      24,941.95
INDUSTRIAL METAL FABRICATORS                                                        57,967.00
INDUSTRIAL SORTING SERVICES, I                                                       2,315.21
INDUSTRIAL VENTILATION INC.                                                         10,715.00
INTERNAL REVENUE SERVICE                                                             1,265.50
INTERNAL REVENUE SERVICE                                                               320.00
INTERNATIONAL TREASURER-USAW                                                         9,341.18
INTERSTATE ELECTRICAL SUPPLY                                                        76,695.74
JESS W. JACKSON & ASSOCIATES                                                         3,445.27
JOHNSON DIVERSITY/ DUBOIS                                                            3,217.50
JOHNSTONE SUPPLY                                                                       728.56
KASMIER & ASSOCATES, INC.                                                            2,000.00
KENNETH T. LARSON                                                                      133.51
KENT RUDBECK                                                                         7,818.79
KEVIN MARTIN                                                                         1,311.97
K-MART                                                                                  60.45
KNOX PEST CONTROL                                                                      108.00
KONIECZNY TOOL                                                                       7,400.00
KRAUTKRAMER BRANSON, INC.                                                           23,108.95
LABCORP OF AMERICA HOLDINGS                                                          1,235.50
LAEMPE + REICH CORPORATION                                                           1,154.21
LAKE, STEVE                                                                          3,000.00
LAND TRANSPORTATION                                                                 87,325.43
LARPEN METALLURGIAL SERVICE                                                         64,680.00
LASER CHECKS OF GEORIGIA, LLC                                                          196.88
LATHAM TIME RECORDERS                                                                  360.70
LIFTSYSTEMS OF GA LLC                                                               21,913.92
LINA                                                                                   250.00
LINDE GAS LLC                                                                        6,081.89
LORAMENDI, INC                                                                       4,745.32
MAGISTRATE COURT OF                                                                    742.28
MARCH OF DIMES                                                                         770.00
MARPOSS CORPORATION                                                                  2,012.64
MARTIN BROTHERS CONTAINERS                                                           5,310.36
MARYLAND WIRE BELTS, INC.                                                              890.27
MAYS, DANNY J.                                                                          47.62
MCI                                                                                  3,040.36
MCI CONFERENCING                                                                       643.69
MCMASTER-CARR SUPPLY CO                                                                138.34
METOKOTE CORPORATION                                                                55,826.02
MICHAEL SMITH                                                                        1,044.00
MID SOUTH/IMW                                                                       23,300.00
MIKE & ED'S BAR - B-Q                                                                  223.10
MIKE GRAY                                                                              227.26
MIKE WINDISH                                                                         6,588.66
MILLER AND COMPANY LLC                                                              73,915.13
MILLER LANDSCAPING                                                                     700.00
MODERN EQUIPMENT COMPANY                                                             2,177.42
MORRIS MATERIAL HANDLING                                                            58,486.73

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JULY 2005

                             VENDOR                                       TOTAL DISBURSEMENTS
---------------------------------------------------------------------------------------------
MOTION INDUSTRIES, INC.                                                             65,975.13
NATIONAL BELT SERVICE, INC                                                          19,762.00
NC CHILD SUPPORT CENTRALIZED                                                           260.86
NEWCO                                                                               17,549.71
NOBLE SALES                                                                         50,653.64
NORFOLK SOUTHERN CORPORATION                                                        39,700.00
NORTHBEND PATTERN WORKS,LLC                                                          1,432.50
NORTHSIDE FOOTBALL BOOSTERS                                                            140.00
OCCUPATIONAL MEDICINE OF                                                             1,320.00
OFFICE DEPOT CREDIT PLAN                                                             1,651.12
OHIO CSPC                                                                              716.15
OMI REFRACTORIES                                                                    17,369.42
OMNISOURCE CORPORATION - COPPER                                                     66,800.00
OMNISOURCE CORPORATION - STEEL                                                     914,797.56
ORTON                                                                                  204.65
OVERBY COMPANY, THE                                                                  6,379.36
PAMELA LASHALL HOLT                                                                    517.51
PARMER WATER COMPANY                                                                    52.65
PERFECT PATTERNS INC.                                                               79,780.00
PETER STARK                                                                            125.35
PIEDMONT FOUNDRY SUPPLY, INC.                                                       11,007.20
PIEDMONT NATIONAL CORPORATION                                                        6,285.52
POWELL SYSTEMS, INC.                                                                38,013.75
POWERMOTION                                                                            500.37
PREFERRED SOURCING                                                                   3,225.50
PRIMETRADE, INC.                                                                   752,088.94
PRO ENVIROMENTAL CORPORATION                                                         3,675.00
PROVIDENT LIFE                                                                          92.09
PROVIDENT LIFE & ACCIDENT INS.                                                       3,433.11
PRYOR GIGGEY COMPANY                                                                 5,808.00
QUALI-FAB. INC.                                                                      1,650.00
R&R SAFETY SHOE SERVICE                                                              1,566.48
RADIO WHOLESALE MARKETING                                                            1,050.47
RAY RENTS, INC.                                                                        320.00
REAVES WRECKING                                                                      4,113.11
RED HILL GRINDING WHEEL CORP.                                                          291.57
REFRACTORY SALES & SERVICE CO.                                                       3,040.00
REYNOLDS SUPPLY CO.                                                                  3,181.51
RODGERS METAL CRAFT, INC.                                                           27,993.56
SAFETY SOUTH                                                                        12,565.93
SAFETY-KLEEN CORP.                                                                   1,370.70
SAM'S WELDING                                                                        5,231.28
SCALE SYSTEMS, INC.                                                                  1,501.20
SCORE, INC                                                                           9,162.00
SCOTT RUITER                                                                           695.87
SERVICE FIRST, INC.                                                                    302.35
SHANNON BAKER ASSOCIATES, INC.                                                      81,207.50
SHEMWELL, DAVID                                                                      1,989.41
SHOES 'N COMPANY                                                                     1,081.16
SIMPSON TECHNOLOGIES                                                                 2,292.00
SMITH GRAY ELECTRIC CO., INC.                                                       15,799.17
SMITH, MIKE                                                                          1,295.17
SOUTHERN STATES TOYOTALIFT                                                           9,960.85
SOUTHLAND CHEMICAL                                                                      82.13
SPAR SPECIALTY REFRACTORIES                                                         12,672.00
SPECIALTY CARBIDE PRODUCTS                                                             448.25
SPECIALTY FOUNDRY PRODUCT                                                           12,663.42
SPRINT                                                                                  13.06
SPRINT PCS                                                                           2,660.43
STATE CENTRAL UNIT                                                                     640.00

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JULY 2005

                             VENDOR                                       TOTAL DISBURSEMENTS
---------------------------------------------------------------------------------------------
STATE COLLECTION & DISBUREMENT                                                         500.00
STREET, DANIEL                                                                         995.97
SUPREME CORES OF THE CAROLINAS                                                       7,644.00
TECHNICAL SERVICES GROUP INC                                                         3,350.00
THE BUSINESS RESOURCE CENTER                                                           180.00
THE NEW KEIBLER-THOMPSON CO.                                                        11,222.00
THOMAS SCIENTIFIC                                                                    1,637.48
TRANS-MAN LOGISTICS, INC.                                                           62,796.93
TRIPLE M MANUFACTURING, INC.                                                         5,620.00
TRU KUT INC                                                                          2,761.39
TWIN CITY FAN + BLOWER                                                              32,800.00
U.S. DEPT OF EDUCATION                                                                 316.24
UMETCO, INC                                                                         58,905.00
UNIFRAX                                                                             28,641.60
UNIMIN CORPORATION                                                                  47,995.20
UNITED POWER SERVICE INC                                                             1,564.00
UNITED STATES POSTAL SERVICE                                                         1,000.00
UNITED WAY CHATTAHOOCHEE CTY                                                         1,419.00
VALLEY PLUMBING COMPANY                                                                560.00
VALUATION GROUP, THE                                                                25,111.53
VAN ALLEN FIRST AID + SAFETY                                                         1,397.92
VESUVIUS U.S.A.                                                                     19,425.42
VICTORIA BODLEY                                                                        200.00
VOLVO RENTS                                                                          9,660.10
VULCAN ELECTRO COATING                                                              13,688.70
VULCAN ENGINEERING CO.                                                              19,128.85
WARNER PAINT & DECORATING CENT                                                       1,036.15
WARR GRADING CONTRACTOR                                                             17,463.00
WASTE MANAGEMENT                                                                     3,118.42
WEAVER, ROBERT W                                                                     1,152.13
WEST INDUSTRIAL SERVICES                                                               573.80
WHEELABRATOR ABRASIVES, INC.                                                        34,356.00
WHEELABRATOR INTERNATIONAL                                                          41,667.16
WILLIAM A.KIBBE & ASSOCIATES                                                         1,605.00
WINGATE INN                                                                          1,028.28
YANCEY BROS. CO.,                                                                      194.25
YELLOW CAB OF COLUMBUS INC.                                                             43.40
                                                                                -------------

                                                                                $9,108,838.04

COLUMBUS FOUNDRY
CASE NO. 04-67609
AT 7/31/05

COLUMBUS FOUNDRY - BANK RECONCILIATION

Bank Balance                                               $         -

Actual Outstanding Checks                                   790,340.73

Unadjusted GL Balance                                       790,340.73
                                                           -----------

Difference                                                 $         -
                                                           ===========

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

     DATE       CHECK        OUTSTANDING
3/11/2005       18449              23.95
6/14/2005       20551             541.68
6/21/2005       20659          11,441.51
6/28/2005       20767             800.00
6/28/2005       20774             151.00
6/30/2005       20824          12,450.00
6/30/2005       20841           3,331.00
 7/6/2005       20946           6,814.51
 7/6/2005       20958              75.00
 7/6/2005       20970          39,350.00
 7/8/2005       20982          22,812.00
 7/8/2005       21003           4,090.00
7/12/2005       21058           1,677.76
7/14/2005       21118          10,270.00
7/14/2005       21124          12,562.34
7/19/2005       21160             219.20
7/19/2005       21161          17,930.40
7/19/2005       21162             265.26
7/19/2005       21171           2,012.64
7/19/2005       21181              55.00
7/19/2005       21184             250.00
7/19/2005       21186             157.53
7/21/2005       21199              76.25
7/21/2005       21210           9,108.00
7/21/2005       21212          13,520.00
7/21/2005       21215             922.24
7/21/2005       21216             544.67
7/21/2005       21221             254.66
7/21/2005       21223          24,941.95
7/21/2005       21226              60.45
7/21/2005       21227             882.61
7/21/2005       21230             196.88
7/21/2005       21232           4,569.82
7/21/2005       21233             754.38
7/21/2005       21242             120.25
7/21/2005       21246          17,050.00
7/21/2005       21248             878.20
7/21/2005       21250             291.57
7/21/2005       21252           7,714.15
7/21/2005       21255             302.35
7/21/2005       21257           7,486.87
7/21/2005       21261           5,620.00
7/21/2005       21262           1,564.00
7/21/2005       21264             906.34
7/21/2005       21267           3,118.42
7/21/2005       21270           5,606.10
7/21/2005       21272             200.00
7/21/2005       21273           2,750.00
7/21/2005       21274          12,555.76
7/21/2005       21277          53,573.18
7/26/2005       21292          12,171.04
7/26/2005       21293          12,876.96
7/26/2005       21294             682.00
7/26/2005       21295             820.02
7/26/2005       21296             210.74
7/26/2005       21297           3,435.72
7/26/2005       21298           1,196.26
7/26/2005       21299             171.61
7/26/2005       21300           5,250.00
7/26/2005       21302           9,680.00
7/26/2005       21303           1,989.53
7/26/2005       21304             149.24
7/26/2005       21305           4,951.96
7/26/2005       21306           2,020.00
7/26/2005       21307           2,906.50
7/26/2005       21308             426.93
7/26/2005       21312             997.23
7/26/2005       21313              27.36
7/26/2005       21314           9,240.00
7/26/2005       21315           1,448.87
7/26/2005       21316             412.00
7/26/2005       21317             621.06
7/26/2005       21318           9,481.51
7/26/2005       21319              43.04
7/26/2005       21320           7,061.42
7/26/2005       21321           2,181.15
7/26/2005       21323           4,306.75
7/26/2005       21324           5,231.28
7/26/2005       21325             300.00
7/26/2005       21326          21,400.08
7/26/2005       21327          14,040.00
7/26/2005       21328           2,363.85
7/26/2005       21329              20.87
7/26/2005       21330           9,962.31
7/26/2005       21332             214.39
7/26/2005       21333              82.26
7/26/2005       21335             899.00
7/26/2005       21336          12,671.54
7/26/2005       21337             339.89
7/26/2005       21338              80.00
7/26/2005       21339           1,029.82
7/26/2005       21340              57.26
7/26/2005       21341             250.00
7/26/2005       21342             770.00
7/26/2005       21343              47.62
7/26/2005       21344           1,934.62
7/26/2005       21345             227.26
7/26/2005       21346           3,433.11
7/26/2005       21348           2,660.43
7/28/2005       21355             551.80
7/28/2005       21356           1,718.26
7/28/2005       21357             664.45
7/28/2005       21358           1,288.75
7/28/2005       21359           1,349.00
7/28/2005       21360          17,660.44
7/28/2005       21361           1,502.27
7/28/2005       21362           3,943.20
7/28/2005       21363             664.36
7/28/2005       21364             143.18
7/28/2005       21365             131.36
7/28/2005       21366             401.72
7/28/2005       21367           5,694.30
7/28/2005       21368           3,600.00
7/28/2005       21369           5,803.61
7/28/2005       21370             573.88
7/28/2005       21371           1,710.00
7/28/2005       21372             148.73
7/28/2005       21373           4,081.44
7/28/2005       21374           2,960.00
7/28/2005       21375             800.00
7/28/2005       21376           4,001.11
7/28/2005       21377           6,329.79
7/28/2005       21378           7,889.00
7/28/2005       21380           6,503.41
7/28/2005       21381           3,343.12
7/28/2005       21382           3,700.00
7/28/2005       21383           9,240.00
7/28/2005       21384             944.46
7/28/2005       21385             138.34
7/28/2005       21388          19,689.22
7/28/2005       21389             223.10
7/28/2005       21390           2,982.66
7/28/2005       21391             158.15
7/28/2005       21392           5,542.60
7/28/2005       21393           1,370.05
7/28/2005       21395           9,020.00
7/28/2005       21396           3,547.81
7/28/2005       21397              76.60
7/28/2005       21398             985.47
7/28/2005       21399             252.52
7/28/2005       21400           2,632.20
7/28/2005       21401             316.93
7/28/2005       21402           6,283.77
7/28/2005       21403           1,771.73
7/28/2005       21404           1,568.04
7/28/2005       21405           1,476.32
7/28/2005       21406           2,800.00
7/28/2005       21407           5,736.28
7/28/2005       21408           1,996.65
7/28/2005       21409           1,855.70
7/28/2005       21410             500.00
7/28/2005       21411          10,866.02
7/28/2005       21412           5,814.29
7/28/2005       21413             253.08
7/28/2005       21414             798.70
7/28/2005       21415             600.00
7/28/2005       21416          16,741.15
7/28/2005       21417           1,276.74
7/28/2005       21418             125.25
7/28/2005       21419             151.00
7/28/2005       21420           1,428.00
7/28/2005       21421           7,938.49
7/28/2005       21422             450.00
7/28/2005       21423             500.00
7/28/2005       21424             592.44
7/28/2005       21425             320.00
7/28/2005       21426           1,265.50
7/28/2005       21427           9,341.18
7/28/2005       21428             742.28
7/28/2005       21429           1,105.74
7/28/2005       21430             260.86
7/28/2005       21431             140.00
7/28/2005       21432             716.15
7/28/2005       21433             517.51
7/28/2005       21434             695.87
7/28/2005       21435           1,339.49
7/28/2005       21436              13.06
7/28/2005       21437             640.00
7/28/2005       21438             500.00
7/28/2005       21439             180.00
7/28/2005       21440             316.24
7/28/2005       21441           1,419.00
7/28/2005       21442             200.00
7/28/2005       21443             573.80
7/28/2005       21444          29,917.93
7/28/2005       21445          28,710.81

                            $ 790,340.73

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

         The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  COLUMBUS FOUNDRY, L.P.           Capacity:         ___      Shareholder
       Case Number: 04-67609                              ___      Officer
                                                          ___      Director
                                                          ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                           Weekly           or                Monthly
                                                     _______                            _______

CURRENT BENEFITS PAID:                               Weekly           or                Monthly

                  Health Insurance                   _______                            _______

                  Life Insurance                     _______                            _______

                  Retirement                         _______                            _______

                  Company Vehicle                    _______                            _______

                  Entertainment                      _______                            _______

                  Travel                             _______                            _______

                  Other Benefits                     _______                            _______

                  Total Benefits                     _______                            _______

CURRENT OTHER BENEFITS PAID:                         Weekly           or                Monthly

                  Rent Paid                          _______                            _______

                  Loans                              _______                            _______

                  Other (Describe)                   _______                            _______

                  Other (Describe)                   _______                            _______

                  Other (Describe)                   _______                            _______

                  Total Other Payments               _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:                       Weekly           or                Monthly

                                                     _______                            $     0

Dated: AUGUST 22, 2005                  ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                          Columbus Foundry, L.P.
                                                           Case Number: 04-67609

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                              CARRIER                             POLICY PERIOD
--------------                              -------                             -------------
Property                                    Lloyds                              11/1/04-11/1/05
Boiler/Machine                              Hartford                            11/1/04-11/1/05
Cargo                                       Fireman's Fund                      11/1/04-11/1/05
Truck Cargo                                 Fireman's Fund                      11/1/04-11/1/05

Aviation                                    USAIG                               11/1/04-11/1/05

Fiduciary                                   St. Paul                            11/1/04-11/1/05

Primary D&O                                 St. Paul                            11/1/04-11/1/05
Excess D&O                                  Chubb                               11/1/04-11/1/05
Excess D&O                                  Platte River                        11/1/04-11/1/05

Crime                                       AIG                                 12/1/04-12/1/05

General Liability                           ACE                                 12/22/04-12/22/05
Umbrella                                    National Union                      12/22/04-12/22/05

Workers' Comp                               ACE                                 12/22/04-6/22/05
                                                                                & 6/22/05-12/22/05

Excess Workers' Comp                        ACE                                 12/22/04-12/22/05

Auto                                        ACE                                 12/22/04-12/22/05

Foreign (DIC)                               ACE                                 12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67612
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
DIVERSIFIED DIEMAKERS, INC.                 )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X        Operating Statement                         (Form 2)

     X        Balance Sheet                               (Form 3)

     X        Summary of Operations                       (Form 4)

     X        Monthly Cash Statement                      (Form 5)

     X        Statement of Compensation                   (Form 6)

     X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                   YES [X]         NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                   YES [X]         NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                   YES [X]         NO [ ]

5.   All United States Trustee Quarterly fees have been paid and are current

                                                   YES [X]         NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                   YES [X]         NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005                   /s/ Robert E. Belts
                                         ---------------------------------------
                                         Debtor In Possession

                                         Chief Financial Officer  (248) 952-2500
                                         -----------------------  --------------
                                         Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 7-31-05
($000's)

                                                                           CASE #04-67612
                                                                             DIVERSIFIED
                                                                              DIEMAKERS
                                                              -------------------------------------------
                                                              Current Month            Total Since Filing
                                                              -------------            ------------------

 Net Sales                                                            3,826                       71,476

Cost of Goods Sold
Materials and Freight                                                   838                       24,174
Wages - Hourly                                                          980                       13,403
Wages-Salary                                                            128                        1,509
Employee Benefits and Pension                                           597                        7,677
 Repairs & Maintenance                                                  337                        4,090
Supplies                                                                127                        1,320
Utilities                                                               261                        2,566
Purchased Components/Services                                             -                            -
Income(loss) from Pattern Sales                                          90                        1,753
 Fixed Asset - (gain/loss)                                                -                            -
 MIS Expense                                                              -                            -
 Travel & Entertainment                                                   5                           40
 Other Variable Costs                                                   324                        4,701
 Depreciation & Amortization                                            635                        6,763
 Other Allocated Fixed Costs                                            240                        3,457
 Other Fixed Costs                                                      151                        1,423
                                                                     ------                      -------
Cost of Goods Sold                                                    4,713                       72,876
Gross Profit                                                           (887)                      (1,400)

Plant SG&A Expense                                                        -                           (6)
SG&A Expense - Allocation (Sched 1)                                     257                        2,519
 Other Operating Expenses                                                33                          551
                                                                     ------                      -------
 Total Operating Expenses                                               290                        3,064

 Operating Profit                                                    (1,177)                      (4,464)

 Outside Interest Income                                                  -                            -
 Outside Interest (Expense)                                               -                            -
 Intercompany Interest Income                                             -                            -
 Intercompany Interest (Expense)                                      (240)                      (2,089)
 Charges (From) Affiliates                                                -                            -
 Charges To Affiliates                                                    -                            -
 Gain/(Loss) On Sales Of Assets                                           -                           13
 Outside Dividend Income                                                  -                            -
 Foreign Exchange Gain/(Loss)                                             -                            -
Income/Loss From European Operations                                      -                            -
 Other Income/(Expense)                                                   -                            -
                                                                     ------                      -------
 Total Non-Operating Expenses                                          (240)                      (2,076)

 Income Before Income Taxes                                          (1,417)                      (6,540)

 Income Tax Expense                                                       -                           41
                                                                     ------                      -------
 Net Income                                                          (1,417)                      (6,581)
                                                                     ======                      =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                     July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                          July
                                                         ------
Officer Compensation                                     $  189
Salary Expense other Employees                              968
Employee Benefits and Pension                               108
Payroll Taxes                                                53
Other Taxes                                                   3
Rent and Lease Expense                                      186
Interest Expense
Insurance                                                    54
Automobile and Truck Expense                                 12
Utilities(Gas Electric,Phone)                                41
Depreciation                                                 93
Travel and Entertainment                                     78
Repairs and Maintenance                                      48
Advertising/Promotion                                         7
Supplies, Office Expense                                     17

OTHER:
Contributions                                                 4
Professional Fees - Audit/Tax                               350
Bank Fees                                                    24
Public Reporting Fees                                        15
Employee Relocation/Training                                 41
Data Processing                                              23
Dues and Subscriptions                                       15
Outside Services                                             83
Project Development Costs net of Billings                   114
Director Fees                                                25
Miscellaneous                                                 2
Legal Fees                                                    4
Cost Allocation - Europe                                    (78)
Cost Allocation - Out                                      (168)
                                                         ------
                                                         $2,309
                                                         ======

Allocation:
Wagner Castings                                             191
Northern Castings                                            51
Ironton Iron                                                  0
Lynchburg Foundry                                           193
Columbus Foundry                                            313
Wagner Havana                                                 0
Intermet U.S. Holdings                                      261
Cast-Matic Corp.                                             82
Diversified Diemakers                                       257
Ganton Technologies                                         168
Tool Products                                               137
Corporate                                                   656
                                                         ------
Total                                                    $2,309
                                                         ======

Intermet Corp and Subsidiaries
Balance Sheet as of 07-31-05
($000's)

                                                                   CASE #04-67612
                                                                   --------------
                                                                     DIVERSIFIED
                                                                      DIEMAKERS
                                                                   --------------
 Cash And Equivalents                                                 $      24
 Accounts Receivable                                                      8,875
 Short-Term Intercompany Receivables                                          -
 Inventories                                                             17,547
 Other Current Assets                                                     1,037
                                                                      ---------
    TOTAL CURRENT ASSETS                                                 27,483

 Land and Buildings                                                      16,395
  Machinery & Equipment                                                  58,536
  Construction In Progress                                                1,342
                                                                      ---------
  Total Fixed Assets                                                     76,273
  Accumulated Depreciation                                              (46,730)
                                                                      ---------
    NET FIXED ASSETS                                                     29,543

  Investment In Subsidiaries                                                  -
 Investment In European Operations                                            -
  Long-Term Intercompany Receivables                                     41,109
  Deferred Taxes, Long-Term Asset                                             -
  Other Assets                                                                -
                                                                      ---------
    TOTAL ASSETS                                                      $  98,135
                                                                      =========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                                     $   1,189
 Wages and Salaries  (See schedule)                                         317
 Taxes Payable - (See schedule)                                             890
                                                                      ---------
   TOTAL POST PETITION LIABILITIES                                        2,396

 SECURED LIABILITIES:
 SECURED DEBT                                                                 -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                                        -
  Accrued Tax - State                                                         -
  Accrued Property Taxes                                                      -
  Accrued Workers Comp.                                                   1,215
  Accrued Payroll                                                             -
 Accrued Payroll Taxes                                                        -
                                                                      ---------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                               1,215

 UNSECURED LIABILITIES
 Accounts Payable                                                         6,279
 Senior & IDR Bonds                                                           -
                                                                      ---------
 TOTAL UNSECURED LIABILITIES                                              6,279

 OTHER LIABILITIES
 Accrued Liabilities                                                      3,732
 Short-Term Intercompany Payables                                             -

  Retirement Benefits                                                     1,138
  Deferred Taxes - Long-Term Liability                                        -
  Other Long-Term Liabilities                                             1,151
  Long-Term Intercompany Payables                                             -
  Minority Interest                                                           -
                                                                      ---------
  TOTAL LIABILITIES                                                      15,911

  Common Stock                                                                -
  Capital In Excess Of Par Value                                        110,000
 Retained Earnings - Prepetition                                        (21,195)
 Retained Earnings - Post Petition                                       (6,581)
 Equity In European Operations
  Accumulated Translation Adjustment                                          -
  Minimum Pension Liability Adjustment                                        -
  Unearned Restricted Stock                                                   -
                                                                      ---------
 TOTAL SHAREHOLDER EQUITY                                                82,224
                                                                      ---------
  TOTAL LIABILITIES AND EQUITY                                        $  98,135
                                                                      =========

PERIOD ENDED: 07-31-05        DIVERSIFIED DIEMAKERS, INC.        CASE #04-67612

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                               Balance                                                        Balance
                                                as of            Accrued /           Payments /                as of
                                              06/30/05           Withheld             Deposits               07-31-05
                                             --------------------------------------------------------------------------
Income tax withheld: Federal                 ($   26,705)       ($  141,425)         $  137,792             ($   30,338)
Income tax withheld: State                        (8,463)           (44,669)             43,555                  (9,577)
Income tax withheld: Local                             0                  0                   0                       0
FICA Withheld                                    (21,141)          (116,694)            113,390                 (24,445)
Employers FICA                                   (21,141)          (116,694)            113,390                 (24,445)
Unemployment Tax: Federal                           (334)            (1,178)              1,285                    (227)
Unemployment Tax: State                           (1,337)            (4,710)              5,140                    (907)
All Other Payroll W/H                            (68,908)          (165,289)            142,580                 (91,618)

State Taxes: Inc./Sales/Use/Excise               (12,002)            (5,716)             15,888                  (1,830)
Property Taxes                                  (239,304)           (47,861)                  0                (287,164)

Workers Compensation                            (440,553)           (28,788)             49,868                (419,473)
                                             --------------------------------------------------------------------------
Total                                        ($  839,888)       ($  673,023)         $  622,888             ($  890,023)

Wages and Salaries                              (282,738)        (1,126,002)          1,091,317                (317,423)
                                             --------------------------------------------------------------------------

Grand Total                                  ($1,122,626)       ($1,799,025)         $1,714,205             ($1,207,447)
                                             ==========================================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                   Total             0-30 Days          30-60 Days      Over 60 Days
Accounts Payable                             $1,188,875         $1,152,083           $ 28,671         $  8,122
Accounts Receivable                          $9,371,810         $7,936,007           $719,475         $716,328

Intermet Corporation and Subsidiaries
Cash Activity Analysis:                                   MONTHLY CASH STATEMENT
Month Ended 7/31/2005

                                                          CASE # 04-67612
                                                   DIVERSIFIED DIE MAKERS (MONROE)
                                      --------------------------------------------------------------
          ACCOUNT TYPE                  LOCKBOX       DEPOSITORY           AP            CHECKING         CHECKING           PR
            ACCOUNT #                 5402530991      3473589977       2770721732       5045182027       5970758593      2770721740
              BANK                     Stand Fed    Bank of America     Stand Fed    Bank of America      UMB Bank        Stand Fed
BEGINNING BANK BALANCE                         -          -                     -        22,740            1,034                 -
RECEIPTS                               5,688,813          -                     -           403              460                 -
TRANSFERS IN (CORPORATE)                       -          -             1,344,665             -                -           807,174
DISBURSEMENTS                         (5,688,813)         -            (1,344,665)         (217)              (9)         (807,174)
TRANSFERS OUT (CORPORATE)                      -          -                     -             -                -                 -
                                      ----------------------------------------------------------------------------------------------
ENDING BANK BALANCE                            -          -                     -        22,926            1,485                 -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                   2,569,991
CHECKS ISSUED                                                           1,557,981
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                  2,187,483
CORPORATE DEBIT MEMOS                                                      50,045
                                                                       ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)           $6,365,500
                                                                       ==========

OUTSTANDING CHECKS AS OF JUNE 30                                           51,511
VOIDED CHECKS OUTSTANDING AS OF JUNE 30                                      (998)
CHECKS ISSUED DURING JULY                                               1,557,981
CHECKS CLEARED DURING JULY                                             (1,344,665)
                                                                       ----------
OUTSTANDING CHECKS AS OF JULY 31 (SEE OUTSTANDING CHECKLIST)           $  263,829
                                                                       ==========

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JULY 2005

                   VENDOR                                                                TOTAL DISBURSEMENTS
------------------------------------------------------------------------------------------------------------
A & S PRINTING SERVICE                                                                      $    8,004.47
ABBOTT SUPPLY LLC                                                                                  545.40
ABRASIVE MATERIALS, LLC                                                                          9,650.00
ACCUTHERM INC.                                                                                   4,550.75
ACE INSURANCE                                                                                   49,868.22
ACHESON COLLOIDS COMPANY                                                                         3,821.01
ADECCO EMPLOYMENT SERVICES                                                                      53,858.02
ALAN T. LYNN, INC.                                                                               2,070.00
ALLEGHENY COATINGS                                                                                 830.76
ALRO MASCO ST. LOUIS                                                                               629.49
AMERICAN METAL CHEMICAL CORP                                                                       297.00
AMERICAN TANK & FABRICATING CO                                                                  13,226.00
AMI PIPE AND SUPPLY CO.                                                                          4,342.93
ANASTAS CONTROLS CO., INC.                                                                       4,148.83
ANIXTER, INC.                                                                                      310.29
APPLEBEE TREE FLOWERS & GIFTS                                                                      148.34
APPLIED AIR/ALTON                                                                                1,376.45
AROBOTECH SYSTEMS INC                                                                            4,493.37
ASI - DATAMYTE                                                                                     573.24
AT&T                                                                                                52.34
AT&T                                                                                               179.62
ATMOS ENERGY                                                                                     2,994.89
AUTOMATIC DATA PROCESSING                                                                               -
AWERKAMP MACHINE CO.                                                                             6,027.99
B.C. MACDONALD & COMPANY                                                                           928.79
BANK OF AMERICA                                                                                  6,323.08
BANNER MACHINE TOOL&SUPPLY CO                                                                      612.33
BARRY SALES ENGINEERING                                                                            143.73
BATES SALES COMPANY                                                                                399.08
BDC, INC.                                                                                        6,124.42
BEN WHITE                                                                                            5.33
BENT TUBE, INC.                                                                                    960.90
BFI QUINCY                                                                                       2,585.03
BIJUR LUBRICATING CORPORATION                                                                       70.63
BILL OLSON                                                                                         130.95
BLEIGH READY MIX CO.                                                                               627.72
BLICK'S CONSTRUCTION CO., INC.                                                                   4,700.00
BOBBI HUDSON                                                                                        10.50
BODLE DIAMOND INDUSTRIES                                                                           133.00
BONE FRONTIER                                                                                       87.35
BOSCH REXROTH CORP.                                                                              3,100.00
BOULEVARD PROPERTIESM, LLC.                                                                      1,642.50
BRAD HUDSON                                                                                         28.26
BRAHLER'S TRUCKERS SUPPLY INC                                                                       25.00
BRENDA WHITE                                                                                        62.63
BRENT DUDGEON (EMPLOYEE)                                                                         3,037.08
BUCKMAN'S CONVENIENCE STORE                                                                      1,277.63
BURST MACHINERY COMPANY                                                                          5,662.43
BUSINESS COMMUNICATIONS INC                                                                          9.80
C & S SALES INC                                                                                  2,326.25

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JULY 2005

                   VENDOR                                                                TOTAL DISBURSEMENTS
------------------------------------------------------------------------------------------------------------
C&R MARKET - MONROE CITY                                                                           141.70
CAMCAR TEXTRON                                                                                  11,252.81
CANFIELD & JOSEPH, INC.                                                                          1,475.00
CAPE ELECTRICAL SUPPLY, INC.                                                                     5,126.88
CAROLYN A. GRAINGER                                                                              8,033.80
CASTING EQUIPMENT & SUPPLY                                                                         922.97
CENTRAL WELDING SUPPLIES, INC.                                                                  49,381.59
CENTURYTEL                                                                                       5,176.68
CENTURYTEL OF SOUTHWEST MO                                                                          21.53
CERTANIUM ALLOYS                                                                                 1,794.58
CG TECH                                                                                            675.00
CHARLES KING                                                                                        27.75
CHARLIE SMOOT (EMPLOYEE)                                                                           120.00
CHEM-TREND INCORPORATED                                                                         23,616.21
CHINN ENTERPRISES, LLC                                                                          20,889.00
CHRISTY REFRACTORIES COMPANY                                                                     1,966.78
CITY OF MONROE CITY                                                                            120,018.56
CITY OF PALMYRA                                                                                    100.00
CITY OF SHELBINA                                                                                    55.71
CLEM JAMES                                                                                           8.00
CMS COMMUNICATIONS, INC.                                                                           873.50
CONNIE BARNARD (EMPLOYEE)                                                                        1,253.42
CONTROL-AIR, INC.                                                                                1,720.22
COORSTEK, INC.                                                                                   5,560.00
COPPER & BRASS SALES                                                                               197.88
CORROSION PRODUCTS INC.                                                                            203.22
CRESCENT ELECTRIC SUPPLY CO                                                                      3,493.72
CROSS HULLER DRILLUNIT                                                                             213.84
CROWN LINEN SERVICE, INC.                                                                        2,577.61
CULLIGAN                                                                                           294.68
DANA CORPORATION                                                                               188,438.00
DANIEL SKAGGS                                                                                    2,463.33
DAVID SMITH                                                                                          4.84
DAVIS TOOL & DIE                                                                                 6,010.00
DCT INDUSTRIAL SUPPLY                                                                              418.51
DEAD SEA MAGNESIUM LTD                                                                         640,458.01
DELL MARKETING L.P.                                                                                310.67
DENNY MOSS                                                                                         122.03
DEPT OF NAT'L RESOURCES                                                                            375.00
DIAGRIND INC.                                                                                      150.50
DIEMER & ASSOCIATES                                                                              2,692.38
DISA GOFF, INC.                                                                                     45.45
DISCOUNT BATTERY SALES                                                                             172.29
DIVERSIFIED DIEMAKERS(EMPLOYEE RELATED)                                                          1,381.45
DOMINO AMJET INC                                                                                   197.01
DON HAYS (EMPLOYEE)                                                                                991.20
DONALD E. CALHOUN                                                                                  204.63
DUSTIN DEVERGER                                                                                    129.30
DWYER INSTRUMENTS, INC.                                                                             75.54
EASTERN ALLOYS                                                                                 144,423.41
EFD, INC.                                                                                          576.25
E-JAY THERMO PRODUCTS, INC.                                                                        650.96

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JULY 2005

                   VENDOR                                                                TOTAL DISBURSEMENTS
------------------------------------------------------------------------------------------------------------
ELECTROCHEM, INC. OF MO                                                                          3,705.75
ENGINEERED FINISING CORP                                                                           714.18
ENGINEERED LUBRICANTS CO.                                                                       23,217.81
ENGINEERED PRODUCTS                                                                              5,281.21
ENGINEERED SALES                                                                                    96.55
EPCO LLC                                                                                           575.00
ERIC BLACKFORD                                                                                      72.62
FASTENAL COMPANY                                                                                 6,532.42
FEDEX                                                                                              370.31
FERGUSON ENTERPRISES, INC.                                                                         259.00
FLO-PRODUCTS COMPANY                                                                               326.86
FLUID ENGINEERING                                                                                  328.04
FRENCH GERLEMAN ELECTRIC CO.                                                                     8,676.93
FREUDENBERG - NOK                                                                               10,148.00
FS MIDWEST                                                                                         645.00
G.H. TOOL & MOLD                                                                                 6,676.00
G.S. INCORPORATED                                                                                8,740.00
G.S. ROBINS AND COMPANY                                                                          1,045.94
GARFIELD ALLOYS, INC.                                                                            6,600.00
GARY YAGER                                                                                          23.69
GASKET & SEAL FABRIC. INC.                                                                         261.80
GATEWAY METALS INC.                                                                             23,197.26
GEO. C. POTTERFIELD TRUCKING                                                                       600.00
GETZ FIRE EQUIPMENT CO.                                                                         10,468.56
GLORIA CRANE                                                                                       120.95
GOAD COMPANY                                                                                       326.70
GOODWIN GAGE & TOOL CO.                                                                             69.20
GRAINGER                                                                                        20,619.91
GREAT RIVER RESTAURANT ASSO                                                                      1,560.00
GSI LUMONICS                                                                                     2,984.00
HANNIBAL BOARD OF PUBLIC WORKS                                                                  37,206.64
HANNIBAL CLINIC INC                                                                                224.00
HANNIBAL REGIONAL HOSPITAL                                                                         540.00
HAROLD BAKER SR.                                                                                   208.97
HARTWIG, INC.                                                                                    1,325.33
HEINTZ ELECTRIC COMPANY                                                                          3,593.90
HELCO PRECISION TOOLS & GAGES                                                                      385.00
HENKEL LOCTITE CORPORATION                                                                         590.92
HEWLETT-PACKARD COMPANY                                                                          5,877.75
HILLYARD FLOOR CARE SUPPLY                                                                          41.14
HTE TECHNOLOGIES                                                                                24,787.69
IDG USA, LLC                                                                                    14,005.64
IDRAPRINCE, INC.                                                                                 3,264.73
IFM EFECTOR INC                                                                                     87.06
ILLINI ENVIRONMENTAL INC.                                                                        6,000.00
INDUSTRIAL FINISHING SERVICES                                                                   10,486.36
INDUSTRIAL STRAINER COMPANY                                                                      1,741.32
INSIGHT/HARDDRIVES INT'L.                                                                          518.38
INTERNAL REVENUE SERVICE                                                                         1,650.00
IOSSO METAL PROCESSES                                                                            3,375.00
IOWA MACHINERY & SUPPLY                                                                            176.79
ITW SHAKEPROOF                                                                                   7,160.00

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JULY 2005

                   VENDOR                                                                TOTAL DISBURSEMENTS
------------------------------------------------------------------------------------------------------------
ITW SOUTHLAND                                                                                    1,246.80
JACKSON BROS-HEARTLAND                                                                           2,324.78
JAMES MYERS                                                                                         30.81
JASON STARK (EMPLOYEE)                                                                              18.72
JEFF SPALDING (EMPLOYEE)                                                                            82.50
JENZANO, INC.                                                                                      228.32
JERICO INC.                                                                                        415.16
JOE GASS (EMPLOYEE)                                                                                 30.00
JOE MCELVAIN                                                                                       150.90
JOHN HENRY FOSTER CO.                                                                            1,254.30
JOHN LONG                                                                                           25.75
JOHN SAKACH CO OF ST. LOUIS                                                                         62.95
JOHN WALKUP                                                                                         75.00
JOSEPH TAUSER & ASSOCIATES INC                                                                     374.49
JOST MACHINERY COMPANY                                                                           1,167.61
K. P. WESSELING & CO., INC.                                                                         44.58
KENNY'S SERVICE CENTER                                                                             411.15
KENTUCKY STATE TREASURER                                                                           143.78
KEVIN BICHSEL (EMPLOYEE)                                                                           708.70
KEVIN PETERS (EMPLOYEE)                                                                             85.60
KEVIN SPALDING                                                                                      75.00
KNERNSCHIELD MANUFACTURING                                                                         532.48
KONIECZNY TOOL & DIE                                                                            10,540.00
KOSMEK (USA) LTD                                                                                   454.00
L.N. BROSS                                                                                      11,679.92
LAB SAFETY SUPPLY                                                                                   31.31
LACQUEMENT SCALE & EQUIP. CO.                                                                      500.00
LAKE ERIE PRODUCTS                                                                               3,449.75
LEMUEL BECK JR (EMPLOYEE)                                                                        5,200.00
LINDBERG                                                                                           267.25
LISA MARTIN (EMPLOYEE)                                                                             662.64
LITTLE DOG AUTO PARTS                                                                              457.79
LOWRY COMPUTER PRODUCTS INC                                                                      3,132.28
LUBRICATION ENGINEERS                                                                              695.50
LUBY EQUIPMENT SERVICES                                                                          3,839.75
LUNT MFG CO.                                                                                    18,772.00
MAKINO                                                                                           1,035.00
MANPOWER                                                                                         6,542.01
MARK TWAIN SUPPLY CO.                                                                            8,395.88
MARLON BUSINESS FORMS                                                                              686.60
MARTIN'S TRUE VALUE HARDWARE                                                                       347.65
MARVEL ENGINEERING COMPANY                                                                         207.44
MAZAK CORPORATION MIDWEST                                                                        2,383.63
MC MACHINERY SYSTEMS, INC.                                                                           8.46
MCLEAN MIDWEST                                                                                      72.00
MCMASTER-CARR SUPPLY COMPANY                                                                     1,010.95
MERRICK MACHINERY CO.                                                                            3,740.82
METAMAG INC.                                                                                   238,623.60
MFA OIL CO.                                                                                      2,176.00
MICHAEL WELLMAN                                                                                     68.69
MICHAEL WILLING                                                                                     75.00
MICRONICS, INC.                                                                                    684.10

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JULY 2005

                   VENDOR                                                                TOTAL DISBURSEMENTS
------------------------------------------------------------------------------------------------------------
MIDLAND INDUSTRIES, INC.                                                                         5,837.94
MIDWEST INSTRUMENT CO.                                                                              86.20
MISSOURI DEPARTMENT OF REVENUE                                                                  12,001.55
MISUMI USA INC.                                                                                    394.83
MO. DEPT. OF TRANSPORTATION                                                                        243.75
MONROE AUTO PARTS                                                                                  488.37
MONROE CITY SHELTER WORK SHOP                                                                   11,483.24
MONROE PAYROLL (INCLUDES DISB BY CORP)                                                       2,187,483.23
MOTION INDUSTRIES, INC                                                                           8,440.88
MOYERS SERVICE CENTER &                                                                            909.58
MSC INDUSTRIAL SUPPLY CO.                                                                        2,210.58
MUNICIPAL TOOL & MACHINERY CO                                                                      951.82
MVI, INC.                                                                                          949.71
NALCO COMPANY                                                                                   13,843.55
NATIONAL FILTER MEDIA CORP.                                                                        637.62
NATIONAL KARD                                                                                      277.90
NEFF POWER INC.                                                                                  3,241.50
NEFF PRESS, INC.                                                                                 1,176.24
NEWARK INONE                                                                                       291.84
NORSK HYDRO CANADA INC                                                                           1,750.75
NORTHEAST MO MACHINE & PATTERN                                                                   7,755.81
O.K. FASTENERS INC                                                                               1,784.86
ONEOK ENERGY MARKETING COMPANY                                                                  41,248.60
OSBORN MANUFACTURING CORP.                                                                          75.96
PALMYRA BOARD OF PUBLIC WORKS                                                                   68,370.19
PAMIDA                                                                                              51.11
PAMIDA INC                                                                                           2.64
PARKER CHROMERICS                                                                                4,207.05
PATTERSON MOLD AND TOOL, INC.                                                                      850.00
PAULO PRODUCTS CO.                                                                                 620.75
PERRY MACHINE AND DIE INC.                                                                      25,341.39
PETE PARIS CHEVROLET, INC.                                                                         366.85
PHELPS ASSOCIATES, INC.                                                                            223.31
POLAR ICE CO.                                                                                      423.00
PRECISION TOOL COMPANY                                                                           3,537.27
PRODUCTIVE TOOL PRODUCTS, INC.                                                                     513.24
PROFORMA                                                                                         1,046.45
PROGRESSIVE COMPONENTS                                                                             932.48
PROVIDENT LIFE                                                                                     123.96
PRUDENTIAL INSURANCE                                                                            12,656.57
PSYCHEMEDICS CORPORATION                                                                         2,367.50
PURCHASE PARTNERS                                                                                4,590.00
QPH                                                                                                206.88
QPI MULTIPRESS INC                                                                               2,333.34
QUALITY SERVICE GROUP                                                                              558.68
QUINCY MALL                                                                                      1,400.00
QUINCY MEDICAL GROUP                                                                                40.00
QWEST COMMUNICATIONS                                                                               738.44
RADCO INDUSTRIES                                                                                 5,701.50
RADLEY CORPORATION                                                                               2,062.00
RAMAIR                                                                                             271.10

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JULY 2005

                   VENDOR                                                                TOTAL DISBURSEMENTS
------------------------------------------------------------------------------------------------------------
RANDY LORENSON                                                                                     101.53
RAYMOND J. QUINLAND - LANDLORD                                                                   7,000.00
REMACOR, INC.                                                                                   14,000.80
RES MANUFACTURING COMPANY                                                                        3,129.95
RICHARD GREENE CO.                                                                               1,291.67
RICHARDS ELECTRIC MOTOR CO.                                                                      1,572.94
RIMROCK                                                                                          9,684.68
ROBEY BUILDING SUPPLY, INC.                                                                        263.61
ROMICK'S QUALITY SERVICES                                                                        1,050.00
ROTOLITE OF ST. LOUIS INC                                                                          311.82
ROTOR CLIP CO INC                                                                                4,192.50
RTD OFFICE PRODUCTS                                                                              1,730.58
SAFETY-KLEEN SYSTEMS                                                                             1,781.65
SBC                                                                                              1,605.43
SCOTT SPECIAL TOOLS, INC.                                                                        6,054.76
SCOTT WILLIAMS (EMPLOYEE)                                                                          352.20
SEMBLEX CORP.                                                                                    6,261.00
SEMCO, INC.                                                                                      2,847.38
SHANNAHAN CRANE & HOIST, INC.                                                                      919.59
SHARP BROS. INC                                                                                  1,207.50
SHARPER EDGE CUSTOM POLISHING                                                                    1,170.00
SHERMAN                                                                                             70.00
SHERYL HAYS (EMPLOYEE)                                                                              78.11
SNAP-ON TOOLS                                                                                       15.64
SODICK, INC.                                                                                       170.30
SOLUTIA INC                                                                                      1,971.67
SOUND SOLUTIONS                                                                                    111.95
SOUTHWESTERN BELL                                                                                  442.31
SPAN AMERICA, INC.                                                                               1,220.62
SPAN DE MEXICO                                                                                     350.00
SPAN MANUFACTURING                                                                               1,455.00
SPECTRA COMMUNICATIONS GROUP                                                                       344.87
SPECTRO ALLOYS CORP                                                                            171,714.07
SPECTRONICS                                                                                      1,977.75
SPHERION CORPORATION                                                                             3,125.84
SPINCRAFT                                                                                          458.48
SPRINT                                                                                           5,777.12
SRI                                                                                             31,889.54
ST. LOUIS BOILER SUPPLY                                                                            415.20
STANDARD REGISTER/PITNEY BOWES                                                                     919.68
STATE OF MISSOURI                                                                                  180.00
STERLING COMMERCE-NETWORK                                                                          417.99
STERLING, INC.                                                                                   2,695.75
STEWART REFRIGERATION                                                                               86.00
SUNNEN PRODUCTS COMPANY                                                                          3,295.67
SUNSOURCE                                                                                        5,163.80
SURFTRAN MANUFACTURING CO, LLC                                                                     105.13
SUSAN SMITH (EMPLOYEE)                                                                             156.55
SYMMCO, INCORPORATED                                                                            19,146.42
T.F. EHRHART COMPANY                                                                             4,734.62
TAPESWITCH CORP OF AMERICA                                                                         242.67
TAYLOR IND SERVICES HPM DIV.                                                                     2,728.42

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JULY 2005

                   VENDOR                                                                TOTAL DISBURSEMENTS
------------------------------------------------------------------------------------------------------------
TECHMIRE USA                                                                                     3,832.00
TECHNA TOOL & MACHINE CO INC.                                                                      863.56
TECHNIBLAST INC.                                                                                17,208.00
TEMTRON, INC.                                                                                      310.35
TENNANT                                                                                            286.55
THE ST. LOUIS DISTRIBUTION                                                                       8,997.00
THOMAS L PANGBORN CONSTRUCTION                                                                   1,982.56
THREE BOND INTERNATIONAL INC.                                                                       80.00
TIC-MS, INC.                                                                                     2,315.67
TIEMANN INDUSTRIAL SUPPLY                                                                          171.46
TIFFIN FOUNDRY & MACHINE, INC.                                                                   3,980.00
TIMKEN US CORPORATION                                                                           33,802.00
TINIUS OLSEN TESTING MACHIN                                                                        995.00
TOM DEITZMAN (EMPLOYEE)                                                                             54.00
TOM WATSON (EMPLOYEE)                                                                              570.43
TOOLING ASSOCIATES                                                                                 632.89
TOYOTA TSUSHO AMERICA INC                                                                       40,187.68
TRANSMAN                                                                                        49,556.07
U.S. CELLULAR                                                                                      853.22
U.S. MAGNESIUM, LLC                                                                          1,253,067.30
U.S. POSTAL SERVICE                                                                              1,500.00
UNISOURCE WORLDWIDE INC.                                                                        29,517.43
UNITED ROBOTICS, INC.                                                                            1,590.00
UNITED STATES DRILL HEAD CO                                                                        805.78
UNITED STATES PLASTIC CORP.                                                                         27.86
UNIVERSITY OF MO-COL                                                                             4,500.00
VIATRAN CORPORATION                                                                                949.59
VICTORY PACKAGING                                                                                5,229.64
VISI-TRAK WORLDWIDE, LLC                                                                        11,250.00
VONTHUN POWERWASHING                                                                             9,000.00
WAITES COMPANY INC                                                                               1,750.72
WALMART                                                                                          7,700.00
WES RUBISON                                                                                        129.25
WESBELL DEDICATED ASSEMBLY LTD                                                                   5,737.50
WESTHOFF                                                                                           183.41
WIESE PLANNING & ENGINEERING                                                                    11,686.76
WILKES & MCLEAN, LTD                                                                               260.56
WILLIAM A KIBBE & ASSOCIATES                                                                       255.00
WILLIAMS EQUIPMENT & ELECTRIC                                                                    1,724.21
WINK'S LAWN SERVICE                                                                              4,475.00
WISE EL SANTO CO., INC.                                                                          2,375.20
YELLOW FREIGHT SYSTEM, INC.                                                                        796.77
                                                                                            -------------

                                                                                            $6,365,500.13

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
AT 7/31/05

MONROE - BANK RECONCILIATION

Bank Balance                                   $          -

Actual Outstanding AP Checks                     263,829.10
Payroll Checks Outstanding                       159,150.68
                                               ------------
                                                 422,979.78

Unadjusted GL Balance                            422,979.78
                                               ------------
Difference                                     $          -
                                               ============

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

  DATE             CHECK            OUTSTANDING
10/5/2004          337183          $      45.00
11/5/2004          337674                 35.76
11/5/2004          337705                     5
11/11/2004         337789                158.49
11/16/2004         337916                341.24
11/17/2004         337930                454.88
12/29/2004         338726                821.25
6/10/2005          401698                118.07
6/24/2005          401934                    30
6/24/2005          401949                 176.3
 7/1/2005          402019                 63.03
 7/1/2005          402029                   735
 7/8/2005          402158                  3100
 7/8/2005          402159                 28.26
7/15/2005          402267                  3267
7/15/2005          402281                  10.5
7/15/2005          402289                512.76
7/15/2005          402317                120.95
7/15/2005          402381                 85.24
7/20/2005          402416                618.77
7/21/2005          402418                 64.34
7/21/2005          402419               1176.24
7/22/2005          402424               2599.72
7/22/2005          402439                   740
7/22/2005          402444                 21.53
7/22/2005          402446                    30
7/22/2005          402451                 89.37
7/22/2005          402454                  4.84
7/22/2005          402463                489.83
7/22/2005          402467                233.65
7/22/2005          402473                  1560
7/22/2005          402491                198.94
7/22/2005          402494                 94.52
7/22/2005          402499                 686.6
7/22/2005          402504                  3310
7/22/2005          402507                135.19
7/22/2005          402508                 67.21
7/22/2005          402509                 81.42
7/22/2005          402510                394.55
7/22/2005          402511                 60.77
7/22/2005          402512                384.41
7/22/2005          402535                 415.2
7/22/2005          402540                  1650
7/22/2005          402545                321.78
7/25/2005          402553                 10148
7/26/2005          402557                   100
7/26/2005          402558                   544
7/26/2005          402559                  5464
7/28/2005          402561                532.24
7/28/2005          402562                  7160
7/29/2005          402567                 33802
7/29/2005          402568               1677.11
7/29/2005          402569                 545.4
7/29/2005          402570                1965.8
7/29/2005          402572               6247.96
7/29/2005          402573                830.76
7/29/2005          402574                 95.55
7/29/2005          402575                   124
7/29/2005          402576                745.86
7/29/2005          402577               1040.35
7/29/2005          402578               5929.39
7/29/2005          402579               3296.21
7/29/2005          402580                  5.33
7/29/2005          402581                 70.63
7/29/2005          402583                  1100
7/29/2005          402584                821.25
7/29/2005          402585               1675.03
7/29/2005          402586                420.56
7/29/2005          402588                 84.61
7/29/2005          402589               4499.96
7/29/2005          402590                872.56
7/29/2005          402591                153.72
7/29/2005          402592                 27.75
7/29/2005          402593                    30
7/29/2005          402595                     8
7/29/2005          402596                 873.5
7/29/2005          402597                492.68
7/29/2005          402598                202.99
7/29/2005          402600                519.47
7/29/2005          402601               1080.21
7/29/2005          402602                  75.3
7/29/2005          402603                247.74
7/29/2005          402604                 129.3
7/29/2005          402605                162.58
7/29/2005          402606                100.17
7/29/2005          402607                100.65
7/29/2005          402608                 96.55
7/29/2005          402609               1265.95
7/29/2005          402610                 41.48
7/29/2005          402612               4102.09
7/29/2005          402615                578.64
7/29/2005          402616                  6600
7/29/2005          402617                407.27
7/29/2005          402618                   300
7/29/2005          402619               3320.39
7/29/2005          402620                 38.98
7/29/2005          402621               8998.21
7/29/2005          402622                208.97
7/29/2005          402624                280.76
7/29/2005          402625                 329.2
7/29/2005          402626               5877.75
7/29/2005          402628               4213.47
7/29/2005          402629               4463.56
7/29/2005          402630                273.37
7/29/2005          402631               7947.94
7/29/2005          402632                372.97
7/29/2005          402633                  1650
7/29/2005          402634                 74.05
7/29/2005          402636                228.32
7/29/2005          402637                    30
7/29/2005          402638                 252.2
7/29/2005          402639                 25.75
7/29/2005          402640                  5.95
7/29/2005          402641                212.21
7/29/2005          402642                 708.7
7/29/2005          402643                  55.6
7/29/2005          402644                  9990
7/29/2005          402645               2117.85
7/29/2005          402646                 31.31
7/29/2005          402647                   500
7/29/2005          402648                  2600
7/29/2005          402649                250.18
7/29/2005          402650                312.64
7/29/2005          402651                 18772
7/29/2005          402652                  1035
7/29/2005          402653               4735.18
7/29/2005          402655                166.34
7/29/2005          402656                640.61
7/29/2005          402658                    75
7/29/2005          402659                 684.1
7/29/2005          402660                  86.2
7/29/2005          402661                  2.09
7/29/2005          402662               1953.87
7/29/2005          402663                909.58
7/29/2005          402664                 73.07
7/29/2005          402665                   154
7/29/2005          402666                 25.17
7/29/2005          402669               2926.68
7/29/2005          402670                550.82
7/29/2005          402672                   142
7/29/2005          402673                 12.48
7/29/2005          402674                2367.5
7/29/2005          402675               1166.67
7/29/2005          402676                    40
7/29/2005          402677                  70.5
7/29/2005          402678                  3500
7/29/2005          402679                291.64
7/29/2005          402680               1393.61
7/29/2005          402681                116.34
7/29/2005          402682               1660.68
7/29/2005          402683                 80.31
7/29/2005          402684                 85.06
7/29/2005          402686                111.95
7/29/2005          402687                  1455
7/29/2005          402688                   350
7/29/2005          402689                   252
7/29/2005          402690                   180
7/29/2005          402691                116.25
7/29/2005          402692               2956.82
7/29/2005          402693                421.33
7/29/2005          402694                 12.63
7/29/2005          402696               1149.12
7/29/2005          402697                  2182
7/29/2005          402699                  1990
7/29/2005          402700                  1990
7/29/2005          402701                    15
7/29/2005          402702                 75.75
7/29/2005          402703               1648.98
7/29/2005          402704                  1590
7/29/2005          402705                347.89
7/29/2005          402706                457.89
7/29/2005          402707                   900
7/29/2005          402708                129.25
7/29/2005          402709               5813.87
7/29/2005          402711                270.86
7/29/2005          402712                  1475
7/29/2005          402713                459.31
7/29/2005          402715                 21.77
7/29/2005          402716                168.45
7/29/2005          402717                 12.94
7/29/2005          402718                  5256

                                   $ 263,829.10

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    DIVERSIFIED DIEMAKERS, INC.     Capacity:         ___      Shareholder
         Case Number:  04-67612                            ___      Officer
                                                           ___      Director
                                                           ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly            or               Monthly

                                            ______                             _______

CURRENT BENEFITS PAID:                      Weekly            or               Monthly

                  Health Insurance          ______                             _______

                  Life Insurance            ______                             _______

                  Retirement                ______                             _______

                  Company Vehicle           ______                             _______

                  Entertainment             ______                             _______

                  Travel                    ______                             _______

                  Other Benefits            ______                             _______

                  Total Benefits            ______                             _______

CURRENT OTHER BENEFITS PAID:                Weekly            or               Monthly

                  Rent Paid                 ______                             _______

                  Loans                     ______                             _______

                  Other (Describe)          ______                             _______

                  Other (Describe)          ______                             _______

                  Other (Describe)          ______                             _______

                  Total Other Payments      ______                             _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly            or               Monthly

                                            ______                             $     0

Dated: AUGUST 22, 2005              __________________________________________
                                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                     Diversified Diemakers, Inc.
                                                           Case Number: 04-67612

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                                 CARRIER                           POLICY PERIOD
--------------                                 -------                           -------------
Property                                    Lloyds                             11/1/04-11/1/05
Boiler/Machine                              Hartford                           11/1/04-11/1/05
Cargo                                       Fireman's Fund                     11/1/04-11/1/05
Truck Cargo                                 Fireman's Fund                     11/1/04-11/1/05

Aviation                                    USAIG                              11/1/04-11/1/05

Fiduciary                                   St. Paul                           11/1/04-11/1/05

Primary D&O                                 St. Paul                           11/1/04-11/1/05
Excess D&O                                  Chubb                              11/1/04-11/1/05
Excess D&O                                  Platte River                       11/1/04-11/1/05

Crime                                       AIG                                12/1/04-12/1/05

General Liability                           ACE                                12/22/04-12/22/05
Umbrella                                    National Union                     12/22/04-12/22/05

Workers' Comp                               ACE                                12/22/04-6/22/05
                                                                               & 6/22/05-12/22/05

Excess Workers' Comp                        ACE                                12/22/04-12/22/05

Auto                                        ACE                                12/22/04-12/22/05

Foreign (DIC)                               ACE                                12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67600
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
GANTON TECHNOLOGIES, INC.                   )
                       Debtor               )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]        Operating Statement                         (Form 2)

      [X]        Balance Sheet                               (Form 3)

      [X]        Summary of Operations                       (Form 4)

      [X]        Monthly Cash Statement                      (Form 5)

      [X]        Statement of Compensation                   (Form 6)

      [X]        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                  YES [X]     NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                  YES [X]     NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                  YES [X]     NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                  YES [X]     NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                  YES [X]     NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005              /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer  (248) 952-2500
                                    -----------------------  -------------------
                                    Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 7-31-05
($000's)

                                                                                   CASE #04-67600
                                                                                       GANTON
                                                                                   TECHNOLOGIES
                                                                   ----------------------------------------------
                                                                   Current Month               Total Since Filing
                                                                   -------------               ------------------
 Net Sales                                                              1,339                         50,195

Cost of Goods Sold
Materials and Freight                                                     270                         12,836
Wages - Hourly                                                            391                         11,671
Wages-Salary                                                              338                          4,835
Employee Benefits and Pension                                             985                         10,423
 Repairs & Maintenance                                                     74                          1,251
Supplies                                                                  133                          2,626
Utilities                                                                 158                          3,157
Purchased Components/Services                                             177                          6,109
Income(loss) from Pattern Sales                                             3                           (120)
 Fixed Asset - (gain/loss)                                                  -                              -
 MIS Expense                                                                8                             89
 Travel & Entertainment                                                    15                            161
 Other Variable Costs                                                     362                          3,699
 Depreciation & Amortization                                              224                          2,493
 Other Allocated Fixed Costs                                                -                              -
 Other Fixed Costs                                                         79                          1,871
                                                                      -------                        -------
Cost of Goods Sold                                                      3,217                         61,101

Gross Profit                                                           (1,878)                       (10,906)

Plant SG&A Expense                                                         20                            217
SG&A Expense - Allocation (Sched 1)                                       168                          1,644
 Other Operating Expenses                                                  90                         10,689
                                                                      -------                        -------
 Total Operating Expenses                                                 278                         12,550

 Operating Profit                                                      (2,156)                       (23,456)

 Outside Interest Income                                                    -                              -
 Outside Interest (Expense)                                                 -                              -
 Intercompany Interest Income                                               -                              -
 Intercompany Interest (Expense)                                          (87)                          (959)
 Charges (From) Affiliates                                                  -                              -
 Charges To Affiliates                                                      -                              -
 Gain/(Loss) On Sales Of Assets                                           712                            672
 Outside Dividend Income                                                    -                              -
 Foreign Exchange Gain/(Loss)                                               -                              -
Income/Loss From European Operations                                        -                              -
 Other Income/(Expense)                                                     -                              -
                                                                      -------                        -------
 Total Non-Operating Expenses                                             625                           (287)
 Income Before Income Taxes                                            (1,531)                       (23,743)

 Income Tax Expense                                                        13                            122
                                                                      -------                        -------
 Net Income                                                            (1,544)                       (23,865)
                                                                      =======                        =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                          July
                                                         ------
Officer Compensation                                     $  189
Salary Expense other Employees                              968
Employee Benefits and Pension                               108
Payroll Taxes                                                53
Other Taxes                                                   3
Rent and Lease Expense                                      186
Interest Expense
Insurance                                                    54
Automobile and Truck Expense                                 12
Utilities(Gas Electric,Phone)                                41
Depreciation                                                 93
Travel and Entertainment                                     78
Repairs and Maintenance                                      48
Advertising/Promotion                                         7
Supplies, Office Expense                                     17

OTHER:
Contributions                                                 4
Professional Fees - Audit/Tax                               350
Bank Fees                                                    24
Public Reporting Fees                                        15
Employee Relocation/Training                                 41
Data Processing                                              23
Dues and Subscriptions                                       15
Outside Services                                             83
Project Development Costs net of Billings                   114
Director Fees                                                25
Miscellaneous                                                 2
Legal Fees                                                    4
Cost Allocation - Europe                                    (78)
Cost Allocation - Out                                      (168)
                                                         ------
                                                         $2,309
                                                         ======

Allocation:
Wagner Castings                                             191
Northern Castings                                            51
Ironton Iron                                                  0
Lynchburg Foundry                                           193
Columbus Foundry                                            313
Wagner Havana                                                 0
Intermet U.S. Holdings                                      261
Cast-Matic Corp.                                             82
Diversified Diemakers                                       257
Ganton Technologies                                         168
Tool Products                                               137
Corporate                                                   656
                                                         ------
Total                                                    $2,309
                                                         ======

Intermet Corp and Subsidiaries
Balance Sheet as of 07-31-05
($000's)

                                                                     CASE #04-67600
                                                                         GANTON
                                                                      TECHNOLOGIES
                                                                     --------------
 Cash And Equivalents                                                  $        1
 Accounts Receivable                                                        3,599
 Short-Term Intercompany Receivables                                          632
 Inventories                                                                4,346
 Other Current Assets                                                         423
                                                                       ----------
    TOTAL CURRENT ASSETS                                                    9,001

 Land and Buildings                                                        12,390
  Machinery & Equipment                                                    31,992
  Construction In Progress                                                    429
                                                                       ----------
  Total Fixed Assets                                                       44,811
  Accumulated Depreciation                                                (28,687)
                                                                       ----------
     NET FIXED ASSETS                                                      16,124

  Investment In Subsidiaries                                                    -
 Investment In European Operations                                              -
  Long-Term Intercompany Receivables                                        9,918
  Deferred Taxes, Long-Term Asset                                               -
  Other Assets                                                                 27
                                                                       ----------
     TOTAL ASSETS                                                      $   35,070
                                                                       ==========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                                      $    1,151
 Wages and Salaries  (See schedule)                                            70
 Taxes Payable - (See schedule)                                               635
                                                                       ----------
   TOTAL POST PETITION LIABILITIES                                          1,856

 SECURED LIABILITIES:
 Secured Debt                                                                   -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                                          -
  Accrued Tax - State                                                           7
  Accrued Property Taxes                                                        -
  Accrued Workers Comp.                                                       740
  Accrued Payroll                                                               -
 Accrued Payroll Taxes                                                          -
                                                                       ----------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                   747

 UNSECURED LIABILITIES
 Accounts Payable                                                           9,507
 Senior  & IDR Bonds                                                            -
                                                                       ----------
 TOTAL UNSECURED LIABILITIES                                                9,507

 OTHER LIABILITIES
 Accrued Liabilities                                                          799
 Short-Term Intercompany Payables                                             187


  Retirement Benefits                                                       1,998
  Deferred Taxes - Long-Term Liability                                          -
  Other Long-Term Liabilities                                                   -
  Long-Term Intercompany Payables                                           8,420
  Minority Interest                                                             -
                                                                       ----------
  TOTAL LIABILITIES                                                        23,514

  Common Stock                                                                  -
  Capital In Excess Of Par Value                                          160,000
 Retained Earnings - Prepetition                                         (124,579)
 Retained Earnings - Post Petition                                        (23,865)
 Equity In European Operations
  Accumulated Translation Adjustment                                            -
  Minimum Pension Liability Adjustment                                          -
  Unearned Restricted Stock                                                     -
                                                                       ----------
 TOTAL SHAREHOLDER EQUITY                                                  11,556
                                                                       ----------
  TOTAL LIABILITIES AND EQUITY                                         $   35,070
                                                                       ==========

PERIOD ENDED: 07-31-05      GANTON TECHNOLOGIES (PULASKI)         CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                          Balance                                   Balance
                                           as of        Accrued /      Payments /    as of
                                         6/30/2005      Withheld        Deposits   7/31/2005
                                         ---------------------------------------------------
Income tax withheld: Federal            ($   5,616)    ($  61,897)     $   60,412 ($   7,101)
Income tax withheld: State                       0           (156)            156          0
Income tax withheld: Local                       0              0               0          0
FICA Withheld                               (4,711)       (24,657)         23,412     (5,956)
Employers FICA                              (4,711)       (24,657)         23,412     (5,956)
Unemployment Tax: Federal                     (493)          (623)            493       (623)
Unemployment Tax: State                     (4,003)        (5,061)          4,003     (5,061)
All Other Payroll W/H                            0              0               0          0

State Taxes: Inc./Sales/Use/Excise         (18,000)        (6,000)         18,000     (6,000)
Property Taxes                             (44,131)        (7,800)              0    (51,931)

Workers Compensation                             0              0               0          0
                                         ---------------------------------------------------
Total                                   ($  81,665)    ($ 130,851)     $  129,886 ($  82,629)

Wages and Salaries                         (50,291)       (65,566)         50,291    (65,566)
                                         ---------------------------------------------------
Grand Total                             ($ 131,956)    ($ 196,417)     $  180,177 ($ 148,195)
                                         ===================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                 Total        0-30 Days      30-60 Days     Over 60 Days
Accounts Payable                           $  678,132     $  678,445       $      0          ($313)
Accounts Receivable                        $4,043,157     $2,856,434       $436,437       $750,287

PERIOD ENDED: 07/31/05     GANTON TECHNOLOGIES (RACINE)           CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY


                                               Balance                                            Balance
                                                as of               Accrued /      Payments /      as of
                                              6/30/2005             Withheld        Deposits     7/31/2005
                                              ------------------------------------------------------------
Income tax withheld: Federal                  $       0            ($  15,069)     $   15,069    $       0
Income tax withheld: State                            0               (25,493)         25,493            0
Income tax withheld: Local                            0                     0               0            0
FICA Withheld                                         0               (11,524)         11,524            0
Employers FICA                                        0                     0               0            0
Unemployment Tax: Federal                             0                     0               0            0
Unemployment Tax: State                               0                     0               0            0
All Other Payroll W/H                                 0                     0               0            0

State Taxes: Inc./Sales/Use/Excise              (14,322)               (7,107)         21,321         (108)
Property Taxes                                  (74,836)              (12,501)              0      (87,337)

Workers Compensation                           (194,436)             (322,640)         51,273     (465,803)
                                             --------------------------------------------------------------
Total                                        ($ 283,594)           ($ 394,334)     $  124,680   ($ 553,248)

Wages and Salaries                               (5,868)               (4,042)          5,868       (4,042)
                                             --------------------------------------------------------------
Grand Total                                  ($ 289,462)           ($ 398,376)     $  130,548   ($ 557,290)
                                             ==============================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable


Age in Days (Post Petiition)                      Total              0-30 Days      30-60 Days   Over 60 Days
Accounts Payable                                $473,461             $418,493        $ 54,968
Accounts Receivable                             $440,305            ($164,729)       $376,225      $228,809

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 7/31/2005

                                                          MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                              CASE # 04-67600
                                                                        GANTON TECHNOLOGIES (PULASKI)
                                                               ---------------------------------------------
                          ACCOUNT TYPE                           LOCKBOX               AP             PR
                           ACCOUNT #                           5402699424          2770721799     2770721807
                              BANK                              Stan Fed            Stan Fed       Stan Fed
BEGINNING BANK BALANCE                                                  -                    -             -
RECEIPTS                                                          321,221                    -             -
TRANSFERS IN (CORPORATE)                                                -              722,596       522,467
DISBURSEMENTS                                                           -             (722,596)     (522,467)
TRANSFERS OUT (CORPORATE)                                        (321,221)                   -             -
                                                               ---------------------------------------------
ENDING BANK BALANCE                                                     -                    -             -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                  337,531
CHECKS ISSUED                                                                          843,465
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                 544,261
CORPORATE DEBIT MEMOS                                                                       24
                                                                                 -------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                     $   1,725,281
                                                                                 =============

OUTSTANDING CHECKS AS OF JUNE 30                                                       345,894
VOIDED CHECKS OUTSTANDING AS OF JUNE 30                                                      -
CHECKS ISSUED DURING JULY                                                              845,001
CHECKS CLEARED DURING JULY                                                            (722,596)
                                                                                 -------------
OUTSTANDING CHECKS AS OF JULY 31 (SEE OUTSTANDING CHECKLIST)                           468,299
                                                                                 =============

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
JULY 2005

         VENDOR                                                                   TOTAL DISBURSEMENTS
-----------------------------------------------------------------------------------------------------
ACE INSURANCE                                                                       $        23.96
AH ASSOCIATES                                                                             1,000.00
AIR DRAULICS ENGINEE                                                                      3,027.69
AIRGAS SOUTH (BOC GA                                                                      4,965.72
AL CAST COMPANY                                                                          93,520.50
ALTERNATIVE DIE & MOLD                                                                    3,600.00
ALUMINUM RESOURCES I                                                                     45,395.10
AMERICAN CHEMICAL                                                                        38,124.00
ANNE HEATHCOTE                                                                            2,957.45
ATF, INC.                                                                                 1,252.46
AUTOMATIC DATA PROCE                                                                      3,840.32
BAGWELL OFF.SYSTEMS,                                                                        627.28
BAILEY COMPANY                                                                            2,514.37
BANK OF FRANKEW                                                                             617.00
BEARING DISTRIBUTORS,INC.                                                                   295.00
BELLSOUTH                                                                                 2,710.91
BG & R COMPANY                                                                            6,450.00
BI-LO / RED FOOD                                                                             92.44
BIRMINGHAM TOLEDO                                                                           294.40
BOSTON MUTUAL LIFE                                                                        1,930.50
BRADLEY COATINGS                                                                            540.00
BRENDA JEAN DAUGHTRY                                                                        401.84
BROOKS AUTO                                                                                 240.90
BROWN & SHARPE, INC. MSD                                                                  1,290.00
BROWNING-FERRIS IND                                                                       1,465.85
C KENNETH STILL                                                                             340.00
CARBIDE TOOL SERVICE                                                                        520.00
CARR LANE MANUFACTUR                                                                         70.59
CASTOOL                                                                                     754.50
CENTRAL CHILD SUPPORT                                                                     4,487.07
CHEM-STATION                                                                              1,045.52
CHILES OIL INC.                                                                             795.39
CHRIS DOUTHIT                                                                             4,104.00
CHURCH AUTO PARTS CO                                                                         60.95
CINTAS CORPORATION                                                                        4,735.15
CITY OF PULASKI                                                                             260.00
COLE-PARMER INSTRUME                                                                         88.93
COLUMBIA MACHINE WOR                                                                     18,200.50
COMFORT INN OF PULAS                                                                        293.08
CRANE PRO SERVICES                                                                        3,924.30
CUTTING TOOLS, INC.                                                                       1,425.00
DANIEL ETHRIDGE                                                                             109.50
DAVID HINDS                                                                                 140.00
DIE-TECH WIRE TOOL I                                                                      7,353.50
DIVERSIFIED PRINTING                                                                        106.68
DOVER FLAG AND MAP                                                                          604.19
EDWARDS XPRESS INC.                                                                      15,181.45
EMPIRE CNC SERVICES                                                                       5,213.35
ENVIRONMENTAL COMPLIANCE                                                                  2,100.00
EPCO PRODUCTS, INC.                                                                       2,418.83
EXPEDITE SERVICES                                                                           440.00
FANUC AMERICA CORPORATION                                                                 1,616.42
FIRST NATIONAL                                                                            7,919.06
FORKLIFT SYSTEMS                                                                            396.98
GE BETZ, INC.                                                                             1,999.70
GE CAPITAL                                                                                1,325.12
GENERAL SESSIONS CLERK                                                                      364.35

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
JULY 2005

         VENDOR                                                                   TOTAL DISBURSEMENTS
-----------------------------------------------------------------------------------------------------
GENERAL SESSIONS COURT                                                                    285.15
GENERAL SUPPLY CORP.                                                                   12,017.09
GIBSON BROTHERS AUTO PARTS                                                                657.65
GILES COUNTY CLERK                                                                         54.75
GILES COUNTY FURNITURE                                                                    545.31
GLOBAL EXCHANGE SERV                                                                       97.31
HENRY E. HILDEBRAND, III                                                                2,232.00
HILDRETH MANUFACTURI                                                                    9,778.60
HONEY ACRES                                                                               345.00
ILLINOIS STATE TOLL HWY                                                                   125.00
IMCO RECYCLING                                                                         72,159.60
IMPREX, INC.                                                                           10,852.47
INTERMET                                                                                  396.79
J & K INDUSTRIAL SUP                                                                    3,895.05
J&J/INGAS PROPANE                                                                       1,070.00
JAMIE PATTERSON                                                                           800.00
JEFFERSON PILOT FINA                                                                    1,545.75
JEFFERSON PILOT FINA                                                                    1,071.01
JOE TOWNSEND                                                                              500.00
JOEY GIGLIO                                                                               370.29
JOHN NELSON                                                                               126.00
JOHN-MICHAELS ENTERP                                                                    3,548.41
J'S SUPPLY                                                                              1,189.00
KELLY SERVICES                                                                          6,944.55
KEYENCE CORP. OF AMERICA                                                                  384.00
KOLLSTEDT ELECTRIC, LLC                                                                17,997.27
LAKESIDE MANUFACTURI                                                                   28,995.80
LANDAUER                                                                                  225.00
LEWIS SUPPLY COMPANY INC                                                                  426.82
LEWISBURG RUBBER AND                                                                    9,350.59
LEWTER'S WHOLESALE SUPPLY                                                                  75.77
LIN ROE                                                                                 1,250.00
LIVINGSTON AND HAVEN                                                                      508.69
MAGID GLOVE/EQUITY I                                                                      754.16
MAGNA-TECH SE.                                                                            195.00
MAIN MANUFACTURING                                                                        114.49
MANAR, INC.                                                                            11,414.63
MARTIN SUPPLY CO., INC.                                                                   696.02
MCELRATH MOVING CO.                                                                     1,085.00
MCMASTER-CARR SUPPLY                                                                    4,382.58
MERWIN STOLTZ                                                                             634.00
METOKOTE                                                                                2,250.41
METOKOTE CORPORATION                                                                    9,389.84
MG ELECTRIC                                                                               483.53
MID-SOUTH METALLURGI                                                                      141.69
MIGUEL MEDINA                                                                           6,369.60
MIRSA                                                                                  15,460.06
MOLDFLOW CORPORATION                                                                    5,550.00
MOTION INDUSTRIES                                                                       4,028.21
NASHVILLE METAL PREP                                                                      131.20
NORANDA                                                                                47,972.00
OAKWOOD APARTMENTS                                                                      1,000.00
OHIO SCREW PRODUCTS                                                                    31,296.24
PACKAGING FULFILLMEN                                                                   10,711.46
PARKER HANNIFIN CORP                                                                   26,206.20
PARKER SEAL COMPANY                                                                       201.14
PATTERN TECHNOLOGIES                                                                   12,000.00
PEREZ SERVICES INC.                                                                     5,099.64

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
JULY 2005

         VENDOR                                                                   TOTAL DISBURSEMENTS
-----------------------------------------------------------------------------------------------------
PERFECTION SPRING                                                                         1,203.03
PIONEER METAL FINISH                                                                      1,466.25
POSTMASTER                                                                                  111.00
PRECISION COMPONENTS                                                                        848.00
PRECISION MACHINERY                                                                       4,062.46
PROCLEAN SUPPLIES &                                                                         941.83
PTI QUALITY CONTAINMENT                                                                  18,500.00
PULASKI ELECTRIC, WA                                                                    143,180.16
PULASKI LIONS CLUB                                                                           30.00
PULASKI LUMBER COMPA                                                                        256.00
PULASKI PAYROLL (INCLUDES DISB BY CORP)                                                 544,260.96
PUTNAM INVESTMENTS                                                                       10,852.09
PYROTEK, INC.                                                                               451.50
QUAD STEEL CORPORATION                                                                   14,688.00
QUALITY MOLD                                                                              6,862.03
RANDSTAD                                                                                 43,873.20
REFRACTORY ENGINEERS                                                                      3,692.00
RIMROCK                                                                                   7,514.50
RIVERSBURG WELDING C                                                                      4,431.39
ROBERT W. HERR                                                                           35,461.03
ROSEMONT INDUSTRIES                                                                       1,652.50
RUSSELL PLUMBING & ELEC.                                                                    417.00
SAFETY-KLEEN CORPORATION                                                                  2,244.29
SAM GUERRERO                                                                                474.13
SAMANTHA LITTLE                                                                             269.08
SCHAEFER GROUP                                                                            3,000.00
SEI ENVIROMENTAL INC                                                                      1,470.00
SELECT FOODS INC.                                                                           659.19
SHEFFIELD MACHINE AN                                                                        400.00
SPECTRO ALLOYS CORP                                                                      79,700.36
SPRINT                                                                                      387.60
SRI                                                                                      10,580.00
STEPHANIE WALTER                                                                            621.86
STERICYCLE INC.                                                                              11.93
STEVE ROMICK                                                                                103.44
STUART C. IRBY COMPA                                                                     11,803.00
SUMITOMO ELECTRIC CARBIDE                                                                   838.76
TAMMY KAY BOWEN                                                                             299.25
TENN.VALLEY RECYCLING LLC                                                                 2,161.35
TRACTOR SUPPLY COMPANY                                                                      419.76
TRANSMAN                                                                                 55,518.00
UNITED LEASING ASSOCIATES                                                                   984.42
VEKTEK, INC.                                                                              1,951.96
VERIZON WIRELESS                                                                            308.13
VIBRO/DYNAMICS CORP.                                                                      3,840.00
VISI-TRAK WORLDWIDE LLC                                                                   4,525.00
WATKINS TRUCKING, IN                                                                         90.00
WATSON'S OFFICE SUPP                                                                      3,601.56
WESTHOFF MACHINE CO., INC.                                                                  185.73
WILLIAM H. WARD                                                                           1,117.55
                                                                                    --------------
                                                                                    $ 1,725,280.90

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 7/31/05

PULASKI - BANK RECONCILIATION

Bank Balance                                                   $         -

Actual Outstanding Checks                                       468,299.39
Total PR Outstanding Checks                                      72,357.58
Misc. Reconciling Items Adjusted in August.                         100.46
                                                               -----------
                                                                540,757.43
Unadjusted GL Balance                                           540,757.43
                                                               -----------
Difference                                                     $         -
                                                               ===========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
PULASKI
OUSTANDING CHECKS
CASE NO. 04-67600

   DATE     CHECK   OUTSTANDING
----------  -----  --------------
11/11/2004  12952  $       770.00
 5/12/2005  14533        3,635.75
 5/13/2005  14586           97.50
 5/18/2005  14624           64.62
 5/26/2005  14678          410.31
  6/9/2005  14833          114.41
  6/9/2005  14846          995.47
 7/14/2005  15083          225.88
 7/14/2005  15098          198.05
 7/14/2005  15112          984.42
 7/20/2005  15129          200.00
 7/21/2005  15133        1,980.28
 7/21/2005  15135        1,515.00
 7/21/2005  15136          160.86
 7/21/2005  15139           47.47
 7/21/2005  15140           88.20
 7/21/2005  15142        1,252.46
 7/21/2005  15143          106.68
 7/21/2005  15144        3,027.69
 7/21/2005  15145        2,730.30
 7/21/2005  15146        3,600.00
 7/21/2005  15147       17,280.00
 7/21/2005  15148           48.46
 7/21/2005  15149          121.00
 7/21/2005  15150          295.00
 7/21/2005  15151        1,465.85
 7/21/2005  15152           88.47
 7/21/2005  15153          540.00
 7/21/2005  15154          520.00
 7/21/2005  15155          987.70
 7/21/2005  15156          293.08
 7/21/2005  15157        1,425.00
 7/21/2005  15158          100.46
 7/21/2005  15159          200.00
 7/21/2005  15160        1,095.30
 7/21/2005  15161        1,861.47
 7/21/2005  15162           95.05
 7/21/2005  15163           54.75
 7/21/2005  15165       10,605.16
 7/21/2005  15166           91.34
 7/21/2005  15168          225.00
 7/21/2005  15169        2,716.89
 7/21/2005  15172          673.15
 7/21/2005  15173        3,196.93
 7/21/2005  15174        1,270.50
 7/21/2005  15175        6,693.95
 7/21/2005  15176          483.53
 7/21/2005  15177          141.69
 7/21/2005  15178          396.98
 7/21/2005  15179           97.31
 7/21/2005  15180          535.80
 7/21/2005  15181          987.30
 7/21/2005  15182          134.54
 7/21/2005  15183        6,259.25
 7/21/2005  15184       94,873.00
 7/21/2005  15185           11.93
 7/21/2005  15188           90.00
 7/21/2005  15190          558.00
 7/21/2005  15191          507.49
 7/21/2005  15192          114.49
 7/22/2005  15194          988.92
 7/22/2005  15195          294.40
 7/22/2005  15196        1,045.52
 7/22/2005  15197          260.00
 7/22/2005  15199        1,203.82
 7/22/2005  15200        1,999.70
 7/22/2005  15201        6,133.60
 7/22/2005  15202        8,364.96
 7/22/2005  15203        3,617.48
 7/22/2005  15204        3,042.90
 7/22/2005  15206          508.69
 7/22/2005  15207          415.48
 7/22/2005  15208        3,548.41
 7/22/2005  15209        5,550.00
 7/22/2005  15210        1,308.68
 7/22/2005  15211          125.00
 7/22/2005  15214          201.14
 7/22/2005  15215       12,000.00
 7/22/2005  15216        5,099.64
 7/22/2005  15217        3,123.78
 7/22/2005  15218          848.00
 7/22/2005  15219          451.50
 7/22/2005  15220       11,738.00
 7/22/2005  15221        3,545.57
 7/22/2005  15222        2,284.00
 7/22/2005  15223        3,509.00
 7/22/2005  15224          659.19
 7/22/2005  15225          400.00
 7/22/2005  15226          735.00
 7/22/2005  15227          838.76
 7/22/2005  15228        1,142.40
 7/27/2005  15230       37,365.00
 7/27/2005  15232        1,341.98
 7/27/2005  15233          253.00
 7/27/2005  15235           15.41
 7/27/2005  15236          754.50
 7/27/2005  15237           70.59
 7/27/2005  15238        1,467.55
 7/27/2005  15239          795.39
 7/27/2005  15240          109.50
 7/27/2005  15241          100.46
 7/27/2005  15242        7,353.50
 7/27/2005  15243          300.00
 7/27/2005  15244        2,404.65
 7/27/2005  15245        1,325.12
 7/27/2005  15246          396.79
 7/27/2005  15247           95.05
 7/27/2005  15248        2,295.32
 7/27/2005  15249          277.57
 7/27/2005  15250       11,421.28
 7/27/2005  15251           91.34
 7/27/2005  15252        8,885.40
 7/27/2005  15253        1,200.00
 7/27/2005  15254          426.82
 7/27/2005  15255           42.54
 7/27/2005  15256           37.23
 7/27/2005  15257        7,942.59
 7/27/2005  15258           22.87
 7/27/2005  15259          359.00
 7/27/2005  15260        1,153.50
 7/27/2005  15261          387.60
 7/27/2005  15262          535.21
 7/27/2005  15263          558.45
 7/27/2005  15264       17,117.17
 7/27/2005  15265        1,085.00
 7/27/2005  15266           42.65
 7/27/2005  15267        3,571.68
 7/27/2005  15268          200.00
 7/27/2005  15269          938.68
 7/27/2005  15270           30.00
 7/27/2005  15271          550.00
 7/27/2005  15272          178.00
 7/27/2005  15273          735.00
 7/27/2005  15274          340.00
 7/27/2005  15275        3,733.28
 7/27/2005  15276          155.58
 7/27/2005  15277          329.72
 7/27/2005  15278          185.73
 7/27/2005  15279          126.00
 7/27/2005  15280          558.00
 7/27/2005  15281          156.54
 7/29/2005  15283        1,246.50
 7/29/2005  15285       20,844.00
 7/29/2005  15286          627.28
 7/29/2005  15287          534.09
 7/29/2005  15288        1,669.16
 7/29/2005  15289        1,930.50
 7/29/2005  15290           10.00
 7/29/2005  15291        2,979.00
 7/29/2005  15292        1,323.53
 7/29/2005  15293          545.31
 7/29/2005  15294          305.09
 7/29/2005  15295          431.77
 7/29/2005  15296        3,645.00
 7/29/2005  15297          140.00
 7/29/2005  15298        2,487.51
 7/29/2005  15299          249.32
 7/29/2005  15300        3,442.72
 7/29/2005  15301          125.92
 7/29/2005  15302          411.17
 7/29/2005  15303        2,992.80
 7/29/2005  15304           99.22
 7/29/2005  15305        8,149.81
 7/29/2005  15306        1,533.79
 7/29/2005  15307        1,387.05
 7/29/2005  15308          131.20
 7/29/2005  15309        3,420.00
 7/29/2005  15310          200.00
 7/29/2005  15311        2,950.00
 7/29/2005  15312        2,766.46
 7/29/2005  15313        4,005.50
 7/29/2005  15314          900.72
 7/29/2005  15315        1,652.50
 7/29/2005  15316          417.00
 7/29/2005  15317        3,840.00
 7/29/2005  15318        4,525.00
 7/29/2005  15319          888.96
 7/29/2005  15320          246.67
 7/29/2005  15321        1,101.89

                   $   468,299.39

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 7/31/2005

                                                                                       CASE # 04-67600
                                                                                GANTON TECHNOLOGIES (RACINE)
                                                              ---------------------------------------------------------------
                           ACCOUNT TYPE                         LOCKBOX         AP      PR (HOURLY)  PR (SALARY)  HEALTH CARE
                            ACCOUNT #                         5402699432   2770721815    2770721823   2770721831   2770721849
                               BANK                            STAN FED     STAN FED      STAN FED    STAN FED     STAN FED
BEGINNING BANK BALANCE                                                 -            -             -            -            -
RECEIPTS                                                         331,654            -             -            -            -
TRANSFERS IN (CORPORATE)                                               -      263,652        55,157      183,396        3,451
DISBURSEMENTS                                                          -     (263,652)      (55,157)    (183,396)      (3,451)
TRANSFERS OUT (CORPORATE)                                       (331,654)           -             -            -            -
                                                              ---------------------------------------------------------------
ENDING BANK BALANCE                                                    -            -             -            -            -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                           6,209
CHECKS ISSUED                                                                 219,460
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                        214,087
CORPORATE DEBIT MEMOS                                                          35,657
                                                                           ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)               $  475,413
                                                                           ==========

OUTSTANDING CHECKS AS OF JUNE 30                                              181,554
VOIDED CHECKS OUTSTANDING AS OF JUNE 30                                        (3,175)
CHECKS ISSUED DURING JULY                                                     219,460
CHECKS CLEARED DURING JULY                                                   (263,652)
                                                                           ----------
OUTSTANDING CHECKS AS OF JULY 31 (SEE OUTSTANDING CHECKLIST)                  134,187
                                                                           ==========

GANTON TECHNOLOGIES, INC. (RACINE)                             CASE NO. 04-67600
CASH DISBURSEMENTS
JULY 2005

               VENDOR                                                                  TOTAL DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
AAA ENVIRONMENTAL                                                                        $      2,379.90
ACCOUNTEMPS                                                                                     8,077.42
ACE INSURANCE                                                                                  34,406.85
ADVANCED WASTE SERVI                                                                            1,237.50
AMERICAN ENTERPRISE                                                                             5,491.57
AMERICAN INDUSTRIAL                                                                             1,475.93
AT & T                                                                                          5,283.00
AT&T                                                                                               72.73
AUTOMATIC DATA PROCE                                                                            3,154.38
BOSTON MUTUAL LIFE                                                                              1,557.00
CO-OPERATIVE CREDIT UNION                                                                       3,194.00
CURT PAPE                                                                                       2,128.05
DIRECT DENTAL SERVICE                                                                           3,780.43
EYE CARE OF WISCONSIN INC                                                                           8.96
GENE SCHIEFELBEIN                                                                               1,665.38
GENESIS CONSULTANTS,                                                                            3,000.00
GLOBAL EXCHANGE SERV                                                                               39.31
GORDON FLESCH CO., I                                                                            3,271.80
GRECCO, JOE                                                                                     1,177.86
JEFFERSON PILOT FINANCIAL                                                                         413.60
KAUFMANN-WORTHEN                                                                              117,900.00
KAZTEX ENERGY MANAGE                                                                               23.71
KRISTIANSEN ENTERPRI                                                                              800.00
M & I TRUST                                                                                       449.00
MARSHALL & ILSLEY TRUST                                                                           712.70
MARY JANE HANSEN                                                                                1,016.13
MOTION INDUSTRIES, I                                                                            1,581.73
MOUNT PLEASANT SEWER                                                                              907.57
OFSI                                                                                              193.38
PACKERLAND RENT-A-MA                                                                              113.05
PRICE ENGINEERING CO                                                                            1,350.00
PUTNAM INVESTMENTS-                                                                             2,672.19
RACINE PAYROLL (INCLUDES DISB BY CORP)                                                        214,086.72
RACINE WATER AND                                                                                1,003.83
SBC                                                                                               207.77
STEVE MUTCHIE                                                                                      89.67
STURTEVANT WATER & S                                                                           11,230.26
TRANS-MAN LOGISTICS                                                                             6,209.58
TWIN CITY OPTICAL                                                                                  35.95
U.S. CELLULAR                                                                                   1,474.74
UAW LOCAL 627                                                                                     206.08
ULINE                                                                                             259.82
UNITED PARCEL SERVIC                                                                               64.00
WASTE MANAGEMENT                                                                                  943.24
WE ENERGIES                                                                                    21,975.05
WI SCTF                                                                                            35.00
WISCONSIN LIFT TRUCK                                                                              382.50
WOLTER INVESTMENT CO                                                                            5,579.32
WOODLAND HILLS                                                                                  2,094.64
                                                                                         ---------------
                                                                                         $    475,413.30

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 7/31/05

RACINE - BANK RECONCILIATION

Bank Balance                                $        -

Actual Outstanding Checks                   134,186.87

Unadjusted GL Balance                       134,186.87
                                            ----------
Difference                                  $        -
                                            ==========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
RACINE
OUTSTANDING CHECKS
CASE NO. 04-67600

   DATE                CHECK         OUTSTANDING
---------              -----         -----------
 7/1/2005              43039         $  1,500.00
7/13/2005              43062           52,200.00
7/20/2005              43086              206.08
7/25/2005              43093              545.35
7/25/2005              43094              799.97
7/25/2005              43096            1,500.00
7/25/2005              43100               89.67
7/25/2005              43101            1,016.13
7/25/2005              43102              460.73
7/27/2005              43106              762.80
7/27/2005              43107              575.58
7/27/2005              43109              786.00
7/27/2005              43110               39.31
7/27/2005              43111            2,782.03
7/27/2005              43112           65,700.00
7/27/2005              43113            2,672.19
7/27/2005              43114              112.25
7/27/2005              43116              632.88
7/27/2005              43117            1,805.90

                                     $134,186.87

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  GANTON TECHNOLOGIES, INC.  Capacity:        ___  Shareholder
       Case Number:  04-67600                      ___  Officer
                                                   ___  Director
                                                   ___  Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:              Weekly           or         Monthly
                                        _______                     _______

CURRENT BENEFITS PAID:                  Weekly           or         Monthly

                Health Insurance        _______                     _______

                Life Insurance          _______                     _______

                Retirement              _______                     _______

                Company Vehicle         _______                     _______

                Entertainment           _______                     _______

                Travel                  _______                     _______

                Other Benefits          _______                     _______

                Total Benefits          _______                     _______

CURRENT OTHER BENEFITS PAID:            Weekly           or         Monthly

                Rent Paid               _______                     _______

                Loans                   _______                     _______

                Other (Describe)        _______                     _______

                Other (Describe)        _______                     _______

                Other (Describe)        _______                     _______


                Total Other Payments    _______                     _______

CURRENT TOTAL OF ALL PAYMENTS:          Weekly           or         Monthly

                                        _______                     $0

Dated: AUGUST 22, 2005
                                        ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Ganton Technologies
                                                           Case Number: 04-67600

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                          CARRIER                            POLICY PERIOD
--------------                          -------                            -------------
Property                                Lloyds                             11/1/04-11/1/05
Boiler/Machine                          Hartford                           11/1/04-11/1/05
Cargo                                   Fireman's Fund                     11/1/04-11/1/05
Truck Cargo                             Fireman's Fund                     11/1/04-11/1/05

Aviation                                USAIG                              11/1/04-11/1/05

Fiduciary                               St. Paul                           11/1/04-11/1/05

Primary D&O                             St. Paul                           11/1/04-11/1/05
Excess D&O                              Chubb                              11/1/04-11/1/05
Excess D&O                              Platte River                       11/1/04-11/1/05

Crime                                   AIG                                12/1/04-12/1/05

General Liability                       ACE                                12/22/04-12/22/05
Umbrella                                National Union                     12/22/04-12/22/05

Workers' Comp                           ACE                                12/22/04-6/22/05
                                                                           & 6/22/05-12/22/05

Excess Workers' Comp                    ACE                                12/22/04-12/22/05

Auto                                    ACE                                12/22/04-12/22/05

Foreign (DIC)                           ACE                                12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                        )
INTERMET CORPORATION, ET AL   )  CASE NO: 04-67601
                              )  Chapter 11
                              )  Judge: Marci B. McIvor
INTERMET HOLDING COMPANY      )
                     Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]      Operating Statement                     (Form 2)

         [X]      Balance Sheet                           (Form 3)

         [X]      Summary of Operations                   (Form 4)

         [X]      Monthly Cash Statement                  (Form 5)

         [X]      Statement of Compensation               (Form 6)

         [X]      Schedule of In-Force Insurance          (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                            YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                            YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)
                                            YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                            YES [X] NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)
                                            YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   AUGUST 22, 2005           /s/ ROBERT E. BELTS
                                   ---------------------------------------------
                                   Debtor In Possession

                                   Chief Financial Officer   (248) 952-2500
                                   -----------------------   -------------------
                                   Title                      Phone

Intermet Cop.and Subsidiaries
Operating Statement
For the Month Ended 7-31-05
($000's)

                                                          CASE # 04-67601
                                                             INTERMET
                                                            HOLDING CO.
                                                ------------------------------------
                                                Current Month     Total Since Filing
                                                -------------     ------------------
Net Sales                                                   -                      -

Cost of Goods Sold
Materials and Freight                                       -                      -
Wages - Hourly                                              -                      -
Wages-Salary                                                -                      -
Employee Benefits and Pension                               -                      -
Repairs & Maintenance                                       -                      -
Supplies                                                    -                      -
Utilities                                                   -                      -
Purchased Components/Services                               -                      -
Income(loss) from Pattern Sales                             -                      -
 Fixed Asset - (gain/loss)                                  -                      -
 MIS Expense                                                -                      -
 Travel & Entertainment                                     -                      -
 Other Variable Costs                                       -                      -
 Depreciation & Amortization                                -                      -
 Other Allocated Fixed Costs                                -                      -
 Other Fixed Costs                                          -                      -
                                                -------------     ------------------
Cost of Goods Sold                                          -                      -

Gross Profit                                                -                      -

Plant SG&A Expense                                          -                      -
SG&A Expense - Allocation (Sched 1)                         -                      -
 Other Operating Expenses                                   -                      -
                                                -------------     ------------------
 Total Operating Expenses                                   -                      -

 Operating Profit                                           -                      -

 Outside Interest Income                                    -                      -
 Outside Interest (Expense)                                 -                      -
 Intercompany Interest Income                               -                      -
 Intercompany Interest (Expense)                            -                      -
 Charges (From) Affiliates                                  -                      -
 Charges To Affiliates                                      -                      -
 Gain/(Loss) On Sales Of Assets                             -                      -
 Outside Dividend Income                                    -                      -
 Foreign Exchange Gain/(Loss)                               -                      -
Income/Loss From European Operations                        -                      -
 Other Income/(Expense)                                     -                      -
                                                -------------     ------------------
 Total Non-Operating Expenses                               -                      -
 Income Before Income Taxes                                 -                      -

 Income Tax Expense                                         -                      -
                                                                                   -
                                                -------------     ------------------

 Net Income                                                 -                      -
                                                =============     ==================

*Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries. For July, $374,000 of Intercompany interest was eliminated through foreign operations and therefore not included in this statement.

Current Month   Total Since Filing
   ($374)           ($3,871)

                                                                      Schedule 1
                                                                            July

Intermet Corp and Subsidiaries
Corporate Selling, General and Administrative Costs
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                          July
                                                         -------
Officer Compensation                                     $   189
Salary Expense other Employees                               968
Employee Benefits and Pension                                108
Payroll Taxes                                                 53
Other Taxes                                                    3
Rent and Lease Expense                                       186
Interest Expense
Insurance                                                     54
Automobile and Truck Expense                                  12
Utilities(Gas Electric,Phone)                                 41
Depreciation                                                  93
Travel and Entertainment                                      78
Repairs and Maintenance                                       48
Advertising/Promotion                                          7
Supplies, Office Expense                                      17

OTHER:

Contributions                                                  4
Professional Fees - Audit/Tax                                350
Bank Fees                                                     24
Public Reporting Fees                                         15
Employee Relocation/Training                                  41
Data Processing                                               23
Dues and Subscriptions                                        15
Outside Services                                              83
Project Development Costs net of Billings                    114
Director Fees                                                 25
Miscellaneous                                                  2
Legal Fees                                                     4
Cost Allocation - Europe                                     (78)
Cost Allocation - Out                                       (168)
                                                         -------
                                                         $ 2,309
                                                         =======

Allocation:

Wagner Castings                                              191
Northern Castings                                             51
Ironton Iron                                                   0
Lynchburg Foundry                                            193
Columbus Foundry                                             313
Wagner Havana                                                  0
Intermet U.S. Holdings                                       261
Cast-Matic Corp.                                              82
Diversified Diemakers                                        257
Ganton Technologies                                          168
Tool Products                                                137
Corporate                                                    656
                                                         -------
Total                                                    $ 2,309
                                                         =======

Intermet Corp and Subsidiaries
Balance Sheet as of 07-31-05
($000's)

                                              CASE # 04-67601
                                              ---------------
                                                 INTERMET
                                                HOLDING CO.
                                              ---------------
 Cash And Equivalents
 Accounts Receivable
 Short-Term Intercompany Receivables
 Inventories
 Other Current Assets                                   -
                                                ---------
   TOTAL CURRENT ASSETS                                 -

 Land and Buildings                                     -
  Machinery & Equipment                                 -
  Construction In Progress                              -
                                                ---------
  Total Fixed Assets                                    -
  Accumulated Depreciation                              -
                                                ---------
   NET FIXED ASSETS                                     -

  Investment In Subsidiaries                       90,292
 Investment In European Operations                      -
  Long-Term Intercompany Receivables                8,246
  Deferred Taxes, Long-Term Asset
  Other Assets                                          -
                                                ---------

   TOTAL ASSETS                                 $  98,538
                                                =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                               $       -
 Wages and Salaries  (See schedule)                     -
 Taxes Payable - (See schedule)                         -
                                                ---------
 TOTAL POST PETITION LIABILITIES                        -

 SECURED LIABILITIES:
 SECURED DEBT                                           -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                  -
  Accrued Tax - State                                   -
  Accrued Property Taxes                                -
  Accrued Workers Comp.                                 -
  Accrued Payroll                                       -
 Accrued Payroll Taxes                                  -
                                                ---------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES             -

 UNSECURED LIABILITIES
 Accounts Payable                                       -
 Senior  & IDR Bonds                                    -
                                                ---------
 TOTAL UNSECURED LIABILITIES                            -

 OTHER LIABILITIES
 Accrued Liabilities                                    -
 Short-Term Intercompany Payables                       -

  Retirement Benefits                                   -
  Deferred Taxes - Long-Term Liability                  -
  Other Long-Term Liabilities                           -
  Long-Term Intercompany Payables                 139,580
  Minority Interest                                     -
                                                ---------
  TOTAL LIABILITIES                               139,580

  Common Stock                                          1
  Capital In Excess Of Par Value                        1
 Retained Earnings - Prepetition                  (18,705)
 Retained Earnings - Post Petition                 (3,871)
 Equity In European Operations
  Accumulated Translation Adjustment              (18,468)
  Minimum Pension Liability Adjustment                  -
  Unearned Restricted Stock                             -
                                                ---------
 TOTAL SHAREHOLDER EQUITY                         (41,042)
                                                ---------
 TOTAL LIABILITIES AND EQUITY                   $  98,538
                                                =========

PERIOD ENDED: 07-31-05         INTERMET HOLDING COMPANY           CASE #04-67601

                     SCHEDULE OF POST-PETITION TAX LIABILITY


                                      Balance                                   Balance
                                       as of        Accrued/     Payments/       as of
                                     6/30/2005      Withheld      Deposits     07/31/2005
                                     ----------    ----------    ----------    ---------
Income tax withheld: Federal         $       0     $       0      $      0      $      0
Income tax withheld: State           $       0     $       0      $      0      $      0
Income tax withheld: Local           $       0     $       0      $      0      $      0
FICA Withheld                        $       0     $       0      $      0      $      0
Employers FICA                       $       0     $       0      $      0      $      0
Unemployment Tax: Federal            $       0     $       0      $      0      $      0
Unemployment Tax: State              $       0     $       0      $      0      $      0
All Other Payroll W/H                $       0     $       0      $      0      $      0
                                     $       0     $       0      $      0      $      0
State Taxes: Inc./Sales/Use/Excise   $       0     $       0      $      0      $      0
Property Taxes                       $       0     $       0      $      0      $      0
                                     $       0
Workers Compensation                         0             0             0             0

                                     ---------     ---------      --------      --------

Total                                $       0     $       0      $      0      $      0

Wages and Salaries                           0             0             0             0

                                     ---------     ---------      --------      --------

Grand Total                          $       0     $       0      $      0      $      0
                                     =========     =========      ========      ========


                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)        0-30 Days     30-60 Days     Over 60 Days
Accounts Payable                     $      0      $      0       $        0
Accounts Receivable                  $      0      $      0       $        0

                             MONTHLY CASH STATEMENT

                          Period Ending: JULY 31, 2005

                                                        INTERMET HOLDING COMPANY
                                                           Case Number: 04-67601

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                    General    Payroll    Tax      Cash Coll.    Petty Cash
                                     Acct.      Acct.     Acct.      Acct.         Acct.
A.  Beginning Balance                _____      _____     _____      _____         _____

B.  Receipts                         _____      _____     _____      _____         _____
      (Attach separate schedule)

C.  Balance Available                _____      _____     _____      _____         _____
      (A+B)

D.  Less Disbursements               _____      _____     _____      _____         _____
      (Attach separate schedule)

E. Ending Balance                            N/A - COMPANY HAS NO BANK ACCOUNTS
      (C-D)

         (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS
                               FROM EACH ACCOUNT)

General Account:
    1.  Depository Name & Location         _______________________________

    2.  Account Number                     _______________________________

Payroll Account:
    1.  Depository Name & Location         _______________________________

    2.  Account Number                     _______________________________

Tax Account:
    1.  Depository Name & Location         _______________________________

    2.  Account Number                     _______________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

__________________________________________________________________________

__________________________________________________________________________

Date: AUGUST 22, 2005                       ______________________________
                                            Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    INTERMET HOLDING COMPANY    Capacity:    ___     Shareholder
         Case Number:  04-67601                   ___     Officer
                                                  ___     Director
                                                  ___     Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly     or      Monthly
                                 ______             _______

CURRENT BENEFITS PAID:           Weekly     or      Monthly

       Health Insurance          ______             _______

       Life Insurance            ______             _______

       Retirement                ______             _______

       Company Vehicle           ______             _______

       Entertainment             ______             _______

       Travel                    ______             _______

       Other Benefits            ______             _______

       Total Benefits            ______             _______

CURRENT OTHER BENEFITS PAID:     Weekly     or      Monthly

       Rent Paid                 ______             _______

       Loans                     ______             _______

       Other (Describe)          ______             _______

       Other (Describe)          ______             _______

       Other (Describe)          ______             _______

       Total Other Payments      ______             _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly     or      Monthly

                                 ______               $0

Dated: AUGUST 22, 2005           _______________________________________________
                                 PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                        Intermet Holding Company
                                                           Case Number: 04-67601

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE            CARRIER            POLICY PERIOD
--------------------      --------------      ---------------
Property                  Lloyds              11/1/04-11/1/05
Boiler/Machine            Hartford            11/1/04-11/1/05
Cargo                     Fireman's Fund      11/1/04-11/1/05
Truck Cargo               Fireman's Fund      11/1/04-11/1/05

Aviation                  USAIG               11/1/04-11/1/05

Fiduciary                 St. Paul            11/1/04-11/1/05

Primary D&O               St. Paul            11/1/04-11/1/05
Excess D&O                Chubb               11/1/04-11/1/05
Excess D&O                Platte River        11/1/04-11/1/05

Crime                     AIG                 12/1/04-12/1/05

General Liability         ACE                 12/22/04-12/22/05
Umbrella                  National Union      12/22/04-12/22/05

Workers' Comp             ACE                 12/22/04-6/22/05
                                              & 6/22/05-12/22/05

Excess Workers' Comp      ACE                 12/22/04-12/22/05

Auto                      ACE                 12/22/04-12/22/05

Foreign (DIC)             ACE                 12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED JULY 31, 2005:

IN RE:                                    )
INTERMET CORPORATION, ET AL               )        CASE NO: 04-67604
                                          )        Chapter 11
                                          )        Judge: Marci B. McIvor
INTERMET ILLINOIS, INC.                   )
                           Debtor         )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

  [X]    Operating Statement                     (Form 2)

  [X]    Balance Sheet                           (Form 3)

  [X]    Summary of Operations                   (Form 4)

  [X]    Monthly Cash Statement                  (Form 5)

  [X]    Statement of Compensation               (Form 6)

  [X]    Schedule of In-Force Insurance          (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                            YES [X]  NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                            YES [X]  NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)
                                            YES [X]  NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                            YES [X]  NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)
                                            YES [X]   NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005      /s/ Robert E. Belts
                            -----------------------
                            Debtor In Possession

                            Chief Financial Officer    (248) 952-2500
                            -----------------------    -------------------------
                            Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 7-31-05
($000's)

                                                  Case # 04-67604
                                                      Intermet
                                                      Illinois
                                          -------------------------------------

                                          Current Month      Total Since Filing
                                          -------------      ------------------
Net Sales                                            -                       -

Cost of Goods Sold
Materials and Freight                                 -                       -
Wages - Hourly                                        -                       -
Wages-Salary                                          -                       -
Employee Benefits and Pension                         -                       -
 Repairs & Maintenance                                -                       -
Supplies                                              -                       -
Utilities                                             -                       -
Purchased Components/Services                         -                       -
Income(loss) from Pattern Sales                       -                       -
 Fixed Asset - (gain/loss)                            -                       -
 MIS Expense                                          -                       -
 Travel & Entertainment                               -                       -
 Other Variable Costs                                 -                       -
 Depreciation & Amortization                          -                       -
 Other Allocated Fixed Costs                          -                       -
 Other Fixed Costs                                    -                       -
                                          -------------      ------------------
Cost of Goods Sold                                    -                       -

Gross Profit                                          -                       -

Plant SG&A Expense                                    -                       -
SG&A Expense - Allocation (Sched 1)                   -                       -
 Other Operating Expenses                             -                       -
                                          -------------      ------------------
 Total Operating Expenses                             -                       -

 Operating Profit                                     -                       -

 Outside Interest Income                              -                       -
 Outside Interest (Expense)                           -                       -
 Intercompany Interest Income                         -                       -
 Intercompany Interest (Expense)                      -                       -
 Charges (From) Affiliates                            -                       -
 Charges To Affiliates                                -                       -
 Gain/(Loss) On Sales Of Assets                       -                       -
 Outside Dividend Income                              -                       -
 Foreign Exchange Gain/(Loss)                         -                       -
Income/Loss From European Operations                  -                       -
 Other Income/(Expense)                               -                       -
                                          -------------      ------------------
 Total Non-Operating Expenses                         -                       -

 Income Before Income Taxes                           -                       -

 Income Tax Expense                                   -                       -

                                          -------------      ------------------
 Net Income                                           -                       -
                                          =============      ==================

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                     July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                  July
                                                -------

Officer Compensation                            $   189
Salary Expense other Employees                      968
Employee Benefits and Pension                       108
Payroll Taxes                                        53
Other Taxes                                           3
Rent and Lease Expense                              186
Interest Expense
Insurance                                            54
Automobile and Truck Expense                         12
Utilities(Gas Electric,Phone)                        41
Depreciation                                         93
Travel and Entertainment                             78
Repairs and Maintenance                              48
Advertising/Promotion                                 7
Supplies, Office Expense                             17

other:
Contributions                                         4
Professional Fees - Audit/Tax                       350
Bank Fees                                            24
Public Reporting Fees                                15
Employee Relocation/Training                         41
Data Processing                                      23
Dues and Subscriptions                               15
Outside Services                                     83
Project Development Costs net of Billings           114
Director Fees                                        25
Miscellaneous                                         2
Legal Fees                                            4
Cost Allocation - Europe                            (78)
Cost Allocation - Out                              (168)
                                                -------
                                                $ 2,309
                                                =======

Allocation:
Wagner Castings                                     191
Northern Castings                                    51
Ironton Iron                                          0
Lynchburg Foundry                                   193
Columbus Foundry                                    313
Wagner Havana                                         0
Intermet U.S. Holdings                              261
Cast-Matic Corp.                                     82
Diversified Diemakers                               257
Ganton Technologies                                 168
Tool Products                                       137
Corporate                                           656
                                                -------
Total                                            $2,309
                                                =======

Intermet Corp and Subsidiaries
Balance Sheet as of 07-31-05
($000's)

                                               Case # 04-67604
                                               ---------------
                                                  Intermet
                                                  Illinois
                                               ---------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                         -
                                               ---------------
    Total Current Assets                                     -

Land and Buildings                                           -
 Machinery & Equipment                                     163
 Construction In Progress                                 (163)
                                               ---------------
 Total Fixed Assets                                          -
 Accumulated Depreciation                                    -
                                               ---------------
    Net Fixed Assets                                         -

 Investment In Subsidiaries                                  -
Investment In European Operations                            -
 Long-Term Intercompany Receivables                          -
 Deferred Taxes, Long-Term Asset
 Other Assets                                                -
                                               ---------------
    Total Assets                               $             -
                                               ===============

Liabilities and Shareholder Equity

Post Petition Liabilities
Accounts Payable
Wages and Salaries  (See schedule)
Taxes Payable - (See schedule)
                                               ---------------
  Total Post Petition Liabilities                            -

Secured Liabilities:
Secured Debt                                                 -

Pre-Petition Liabilities:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                        -
 Accrued Tax - State                                         -
 Accrued Property Taxes                                      -
 Accrued Workers Comp.                                       -
 Accrued Payroll                                             -
Accrued Payroll Taxes                                        -
                                               ---------------
Total Taxes and Other Priority Liabilities                   -

Unsecured Liabilities
Accounts Payable                                             -
Senior & IDR Bonds                                           -
                                               ---------------
Total Unsecured Liabilities                                  -

Other Liabilities
Accrued Liabilities                                          -
Short-Term Intercompany Payables                             -


 Retirement Benefits
 Deferred Taxes - Long-Term Liability
 Other Long-Term Liabilities
 Long-Term Intercompany Payables                           100
 Minority Interest
                                               ---------------
 Total Liabilities                                         100

 Common Stock                                                -
 Capital In Excess Of Par Value                              -
Retained Earnings - Prepetition                            100)
Retained Earnings - Post Petition                            0
Equity In European Operations
 Accumulated Translation Adjustment                          -
 Minimum Pension Liability Adjustment
 Unearned Restricted Stock
                                               ---------------
Total Shareholder Equity                                  (100)
                                               ---------------
 Total Liabilities And Equity                  $             -
                                               ===============

PERIOD ENDED: 07-31-05             INTERMET ILLINOIS              CASE #04-67604

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                   Balance                                Balance
                                    as of      Accrued /    Payments /     as of
                                  6/30/2005    Withheld      Deposits    07/31/2005
                                  ---------    ---------    ----------   ----------
Income tax withheld: Federal         $0           $0            $0           $0
Income tax withheld: State           $0           $0            $0           $0
Income tax withheld: Local           $0           $0            $0           $0
FICA Withheld                        $0           $0            $0           $0
Employers FICA                       $0           $0            $0           $0
Unemployment Tax: Federal            $0           $0            $0           $0
Unemployment Tax: State              $0           $0            $0           $0
All Other Payroll W/H                $0           $0            $0           $0
                                     $0           $0            $0           $0
State Taxes: Inc./Sales/Use/Excise   $0           $0            $0           $0
Property Taxes                       $0           $0            $0           $0
                                     $0
Workers Compensation                  0            0             0            0
                                  -----        -----        ------       ------
Total                                $0           $0            $0           $0

Wages and Salaries                    0            0             0            0
                                  -----        -----        ------       ------
Grand Total                          $0           $0            $0           $0
                                  =====        =====        ======       ======

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      0-30 Days    30-60 Days   Over 60 Days
Accounts Payable                     $0           $0            $0
Accounts Receivable                  $0           $0            $0

                             MONTHLY CASH STATEMENT

                          Period Ending: JULY 31, 2005

                                                         INTERMET ILLINOIS, INC.
                                                         Case Number: 04-67604

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                           General        Payroll       Tax         Cash Coll.      Petty Cash
                                            Acct.          Acct.       Acct.          Acct.           Acct.

A.  Beginning Balance                      _______        _______      _____        __________      __________

B.  Receipts                               _______        _______      _____        __________      __________
      (Attach separate schedule)

C.  Balance Available                      _______        _______      _____        __________      __________
      (A+B)

D.  Less Disbursements                     _______        _______      _____        __________      __________
      (Attach separate schedule)

E.  Ending Balance                                        N/A - COMPANY HAS NO BANK ACCOUNT
         (C-D)

         (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS
                               FROM EACH ACCOUNT)

General Account:

        1.   Depository Name & Location            _____________________________

        2.   Account Number                        _____________________________

Payroll Account:

        1.   Depository Name & Location            _____________________________

        2.   Account Number                        _____________________________

Tax Account:

        1.   Depository Name & Location            _____________________________

        2.   Account Number                        _____________________________

Other monies on hand (specify type and location)
________________________________________________________________________________

________________________________________________________________________________

Date:  AUGUST 22, 2005                            ______________________________
                                                  Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

         The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    INTERMET ILLINOIS, INC.    Capacity:       ___    Shareholder
         Case Number:  04-67604                     ___    Officer
                                                    ___    Director
                                                    ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:             Weekly    or    Monthly

                                       _______         _______

Current Benefits Paid:                 Weekly    or    Monthly

        Health Insurance               _______         _______

        Life Insurance                 _______         _______

        Retirement                     _______         _______

        Company Vehicle                _______         _______

        Entertainment                  _______         _______

        Travel                         _______         _______

        Other Benefits                 _______         _______

        Total Benefits                 _______         _______

CURRENT OTHER BENEFITS PAID:           Weekly    or    Monthly

         Rent Paid                     _______         _______

         Loans                         _______         _______

         Other (Describe)              _______         _______

         Other (Describe)              _______         _______

         Other (Describe)              _______         _______

         Total Other Payments          _______         _______

CURRENT TOTAL OF ALL PAYMENTS:         Weekly    or    Monthly

                                       _______         $0

Dated: AUGUST 22, 2005                 _________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Intermet Illinois, Inc.
                                                           Case Number: 04-67604

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE                        CARRIER                POLICY PERIOD
--------------------                 --------------          ------------------

Property                             Lloyds                  11/1/04-11/1/05
Boiler/Machine                       Hartford                11/1/04-11/1/05
Cargo                                Fireman's Fund          11/1/04-11/1/05
Truck Cargo                          Fireman's Fund          11/1/04-11/1/05

Aviation                             USAIG                   11/1/04-11/1/05

Fiduciary                            St. Paul                11/1/04-11/1/05

Primary D&O                          St. Paul                11/1/04-11/1/05
Excess D&O                           Chubb                   11/1/04-11/1/05
Excess D&O                           Platte River            11/1/04-11/1/05

Crime                                AIG                     12/1/04-12/1/05

General Liability                    ACE                     12/22/04-12/22/05
Umbrella                             National Union          12/22/04-12/22/05

Workers' Comp                        ACE                     12/22/04-6/22/05
                                                             & 6/22/05-12/22/05

Excess Workers' Comp                 ACE                     12/22/04-12/22/05

Auto                                 ACE                     12/22/04-12/22/05

Foreign (DIC)                        ACE                     12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                               )
INTERMET CORPORATION, ET AL          )       CASE NO: 04-67607
                                     )       Chapter 11
                                     )       Judge: Marci B. McIvor
INTERMET INTERNATIONAL, INC.         )
                         Debtor      )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

   [X]    Operating Statement                      (Form 2)

   [X]    Balance Sheet                            (Form 3)

   [X]    Summary of Operations                    (Form 4)

   [X]    Monthly Cash Statement                   (Form 5)

   [X]    Statement of Compensation                (Form 6)

   [X]    Schedule of In-Force Insurance           (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                               YES [X]    NO[ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                YES [X]  NO[ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)
                                                YES [X]  NO[ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                YES [X]  NO[ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)
                                                YES [X]  NO[ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:  AUGUST 22, 2005        /s/ Robert E. Belts
                               -----------------------
                               Debtor In Possession

                               Chief Financial Officer    (248) 952-2500
                               -----------------------    ----------------------
                               Title                      Phone

                             MONTHLY CASH STATEMENT

                          Period Ending: JULY 31, 2005

                                                    INTERMET INTERNATIONAL, INC.
                                                    Case Number:  04-67607

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                     General     Payroll     Tax         Cash Coll.  Petty Cash
                                      Acct.       Acct.      Acct.          Acct.       Acct.

A.  Beginning Balance                _______     _______     _____       __________  __________

B.  Receipts                         _______     _______     _____       __________  __________
      (Attach separate schedule)

C.  Balance Available                _______     _______     _____       __________  __________
      (A+B)

D.  Less Disbursements               _______     _______     _____       __________  __________
      (Attach separate schedule)

E.    Ending Balance                        ALL ACTIVITY FOR INTERMET INTERNATIONAL, INC. IS REPORTED IN THE
       (C-D)                                CONSOLIDATED COLUMBUS FOUNDRY OPERATING REPORT (CASE #04-67609).

         (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS
                               FROM EACH ACCOUNT)

General Account:

        1.   Depository Name & Location         ________________________________

        2.   Account Number                     ________________________________

Payroll Account:

        1.   Depository Name & Location         ________________________________

        2.   Account Number                     ________________________________

Tax Account:

        1.   Depository Name & Location         ________________________________

        2.   Account Number                     ________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
________________________________________________________________________________

________________________________________________________________________________

Date:  AUGUST 22, 2005                            ______________________________
                                                  Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

         The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    INTERMET INTERNATIONAL, INC.    Capacity:   ___   Shareholder
         Case Number:  04-67607                      ___   Officer
                                                     ___   Director
                                                     ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:                 Weekly        or         Monthly

                                           _______                  _______

Current Benefits Paid:                     Weekly        or         Monthly

            Health Insurance               _______                  _______

            Life Insurance                 _______                  _______

            Retirement                     _______                  _______

            Company Vehicle                _______                  _______

            Entertainment                  _______                  _______

            Travel                         _______                  _______

            Other Benefits                 _______                  _______

            Total Benefits                 _______                  _______

CURRENT OTHER BENEFITS PAID:               Weekly        or         Monthly

            Rent Paid                      _______                  _______

            Loans                          _______                  _______

            Other (Describe)               _______                  _______

            Other (Describe)               _______                  _______

            Other (Describe)               _______                  _______

            Total Other Payments           _______                  _______

CURRENT TOTAL OF ALL PAYMENTS:             Weekly        or         Monthly

                                           _______                  $0

Dated: AUGUST 22, 2005
                                        ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                    Intermet International, Inc.
                                                           Case Number: 04-67607

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE                      CARRIER               POLICY PERIOD
--------------------               --------------         ------------------
Property                           Lloyds                 11/1/04-11/1/05
Boiler/Machine                     Hartford               11/1/04-11/1/05
Cargo                              Fireman's Fund         11/1/04-11/1/05
Truck Cargo                        Fireman's Fund         11/1/04-11/1/05

Aviation                           USAIG                  11/1/04-11/1/05

Fiduciary                          St. Paul               11/1/04-11/1/05

Primary D&O                        St. Paul               11/1/04-11/1/05
Excess D&O                         Chubb                  11/1/04-11/1/05
Excess D&O                         Platte River           11/1/04-11/1/05

Crime                              AIG                    12/1/04-12/1/05

General Liability                  ACE                    12/22/04-12/22/05
Umbrella                           National Union         12/22/04-12/22/05

Workers' Comp                      ACE                    12/22/04-6/22/05
                                                          & 6/22/05-12/22/05

Excess Workers' Comp               ACE                    12/22/04-12/22/05

Auto                               ACE                    12/22/04-12/22/05

Foreign (DIC)                      ACE                    12/22/04-12/22/05

Note: This list does not include In-force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                             )
INTERMET CORPORATION, ET AL        )  CASE NO: 04-67598
                                   )  Chapter 11
                                   )  Judge: Marci B. McIvor
INTERMET U.S. HOLDING, INC.        )
                           Debtor  )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

   [X]  Operating Statement             (Form 2)

   [X]  Balance Sheet                   (Form 3)

   [X]  Summary of Operations           (Form 4)

   [X]  Monthly Cash Statement          (Form 5)

   [X]  Statement of Compensation       (Form 6)

   [X]  Schedule of In-Force Insurance  (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                               YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                               YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                               YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                               YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                               YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005                  /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer  (248) 952-2500
                                        -----------------------  ---------------
                                        Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 7-31-05
($000's)

                                               CASE #04-67598
                                                INTERMET U.S.
                                                   HOLDING
                                      ---------------------------------
                                      Current Month  Total Since Filing
                                      -------------  ------------------
Net Sales                                 2,983             55,626

Cost of Goods Sold

Materials and Freight                       576             20,064
Wages - Hourly                              625              7,872
Wages-Salary                                314              3,605
Employee Benefits and Pension               322              4,212
Repairs & Maintenance                       394              3,283
Supplies                                    (15)             3,139
Utilities                                   394              5,183
Purchased Components/Services                43              2,175
Income(loss) from Pattern Sales               -                754
 Fixed Asset - (gain/loss)                    -                (81)
 MIS Expense                                 33                471
 Travel & Entertainment                       3                 41
 Other Variable Costs                       484              1,979
 Depreciation & Amortization                452              5,165
 Other Allocated Fixed Costs                  -                  1
 Other Fixed Costs                          201              1,886
                                         ------             ------
Cost of Goods Sold                        3,826             59,749

Gross Profit                               (843)            (4,123)

Plant SG&A Expense                            3                  8
SG&A Expense - Allocation (Sched 1)         261              2,545
 Other Operating Expenses                     -                514
                                         ------             ------
 Total Operating Expenses                   264              3,067

 Operating Profit                        (1,107)            (7,190)

 Outside Interest Income                      -                  -
 Outside Interest (Expense)                   -                  -
 Intercompany Interest Income                 -                  -
 Intercompany Interest (Expense)           (124)            (1,120)
 Charges (From) Affiliates                    -                  -
 Charges To Affiliates                        -                  -
 Gain/(Loss) On Sales Of Assets               -               (751)
 Outside Dividend Income                      -                  -
 Foreign Exchange Gain/(Loss)                 -                  -
Income/Loss From European Operations          -                  -
 Other Income/(Expense)                       1                 31
                                         ------             ------
 Total Non-Operating Expenses              (123)            (1,840)

 Income Before Income Taxes              (1,230)            (9,030)

 Income Tax Expense                           1                  1

                                         ------             ------
 Net Income                              (1,231)            (9,031)
                                         ======             ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            July
                                           ------
Officer Compensation                       $  189
Salary Expense other Employees                968
Employee Benefits and Pension                 108
Payroll Taxes                                  53
Other Taxes                                     3
Rent and Lease Expense                        186
Interest Expense
Insurance                                      54
Automobile and Truck Expense                   12
Utilities(Gas Electric,Phone)                  41
Depreciation                                   93
Travel and Entertainment                       78
Repairs and Maintenance                        48
Advertising/Promotion                           7
Supplies, Office Expense                       17

OTHER:

Contributions                                   4
Professional Fees - Audit/Tax                 350
Bank Fees                                      24
Public Reporting Fees                          15
Employee Relocation/Training                   41
Data Processing                                23
Dues and Subscriptions                         15
Outside Services                               83
Project Development Costs net of Billings     114
Director Fees                                  25
Miscellaneous                                   2
Legal Fees                                      4
Cost Allocation - Europe                      (78)
Cost Allocation - Out                        (168)
                                           ------
                                           $2,309
                                           ======

Allocation:

Wagner Castings                               191
Northern Castings                              51
Ironton Iron                                    0
Lynchburg Foundry                             193
Columbus Foundry                              313
Wagner Havana                                   0
Intermet U.S. Holdings                        261
Cast-Matic Corp.                               82
Diversified Diemakers                         257
Ganton Technologies                           168
Tool Products                                 137
Corporate                                     656
                                           ------
Total                                      $2,309
                                           ======

Internet Corp. and Subsidiaries
Balance Sheet as of 7-31-05
($000's)

                                              CASE #04-67598
                                              --------------
                                               INTERMET U.S.
                                                 HOLDING
                                              --------------
Cash And Equivalents                            $      -
Accounts Receivable                                5,555
Short-Term Intercompany Receivables                    -
Inventories                                        7,115
Other Current Assets                                 261
                                                  ------
    TOTAL CURRENT ASSETS                          12,931

Land and Buildings                                29,945
 Machinery & Equipment                            59,782
 Construction In Progress                            450
                                                --------
 Total Fixed Assets                               90,177
 Accumulated Depreciation                        (50,123)
                                                --------
    NET FIXED ASSETS                              40,054

 Investment In Subsidiaries                            -
Investment In European Operations                      -
 Long-Term Intercompany Receivables                    -
 Deferred Taxes, Long-Term Asset                       -
 Other Assets                                      1,189
                                                --------

    TOTAL ASSETS                                $ 54,174
                                                ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                               $    680
 Wages and Salaries  (See schedule)                  722
 Taxes Payable - (See schedule)                      615
                                                --------
  TOTAL POST PETITION LIABILITIES                  2,017

SECURED LIABILITIES:
SECURED DEBT                                           -

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                  -
 Accrued Tax - State                                   -
 Accrued Property Taxes                              (38)
 Accrued Workers Comp.                               363
 Accrued Payroll                                       -
Accrued Payroll Taxes                                  -
                                                --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           325

UNSECURED LIABILITIES
Accounts Payable                                   7,923
Senior & IDR Bonds                                     -
                                                --------
TOTAL UNSECURED LIABILITIES                        7,923

OTHER LIABILITIES
Accrued Liabilities                                1,866
Short-Term Intercompany Payables                      13

 Retirement Benefits                                   -
 Deferred Taxes - Long-Term Liability                  -
 Other Long-Term Liabilities                           -
 Long-Term Intercompany Payables                  20,975
 Minority Interest                                     -
                                                --------
 TOTAL LIABILITIES                                33,119

 Common Stock                                          5
 Capital In Excess Of Par Value                   54,495
Retained Earnings - Prepetition                  (24,414)
Retained Earnings - Post Petition                 (9,031)
Equity In European Operations                          -
 Accumulated Translation Adjustment                    -
 Minimum Pension Liability Adjustment                  -
 Unearned Restricted Stock                             -
                                                --------
TOTAL SHAREHOLDER EQUITY                          21,055
                                                --------
 TOTAL LIABILITIES AND EQUITY                   $ 54,174
                                                ========

PERIOD ENDED: 07-31-05 INTERMET U.S. HOLDING (COLUMBUS MACHINING) CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                     Balance                              Balance
                                      as of     Accrued/    Payments/      as of
                                    6/30/2005   Withheld     Deposits    7/31/2005
                                   ----------  ----------   ----------  ----------
Income tax withheld: Federal        $   1,827  ($  1,392)     $ 1,392    $   1,827
Income tax withheld: State               (859)      (572)         572         (859)
Income tax withheld: Local                  0          0            0            0
FICA Withheld                           6,188       (869)         869        6,188
Employers FICA                         (1,086)      (869)       1,832         (123)
Unemployment Tax: Federal              (1,729)         0            0       (1,729)
Unemployment Tax: State               (12,388)         0            0      (12,388)
All Other Payroll W/H                       0          0            0            0

State Taxes: Inc./Sales/Use/Excise     (1,500)      (500)       2,000            0
Property Taxes                       (160,548)   (17,415)           0     (177,963)

Workers Compensation                   19,036     (1,934)      10,726       27,828
                                   ----------  ---------      -------   ----------

Total                              ($ 151,059) ($ 23,552)     $17,392   ($ 157,219)

Wages and Salaries                      1,393     (8,290)       8,290        1,393
                                   ----------  ---------      -------   ----------

Grand Total                        ($ 149,666) ($ 31,842)     $25,682   ($ 155,826)
                                   ==========  =========      =======   ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   Total  0-30 Days  30-60 Days  Over 60 Days
Accounts Payable              $    0     $  0       $  0        $    0
Accounts Receivable           $8,030    ($149)      $537        $7,642

PERIOD ENDED: 07-31-05  INTERMET U.S. HOLDING CORP. (NEW RIVER)  CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                  Balance
                                        as of       Accrued/     Payments/       as of
                                      6/30/2005     Withheld      Deposits     7/31/2005
                                     -----------   -----------   ----------   -----------
Income tax withheld: Federal          $        0   ($  131,617)  $  131,617    $        0
Income tax withheld: State                     0       (48,131)      48,131             0
Income tax withheld: Local                     0             0            0             0
FICA Withheld                                  0       (80,966)      80,966             0
Employers FICA                           (24,436)      (74,172)      80,966       (17,642)
Unemployment Tax: Federal                (54,611)         (221)         772       (54,060)
Unemployment Tax: State                  (35,126)       (5,809)      10,401       (30,534)
All Other Payroll W/H                    (19,740)      (46,225)      59,035        (6,930)

State Taxes: Inc./Sales/Use/Excise       (15,000)       (8,932)       8,932       (15,000)
Property Taxes                          (135,000)      (30,000)           0      (165,000)

Workers Compensation                    (166,448)       (4,817)       2,752      (168,513)
                                     -----------   -----------   ----------   -----------

Total                                ($  450,361)    ($430,889)  $  423,572   ($  457,678)

Wages and Salaries                      (833,003)     (958,607)   1,068,445      (723,165)
                                     -----------   -----------   ----------   -----------

Grand Total                          ($1,283,364)  ($1,389,496)  $1,492,017   ($1,180,843)
                                     ===========   ===========   ==========   ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)     Total     0-30 Days  30-60 Days  Over 60 Days
Accounts Payable              $  679,961  $  679,961  $        0   $        0
Accounts Receivable           $5,889,837  $3,276,842  $2,147,755   $  465,240

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 7/31/2005

                                                                         MONTHLY CASH STATEMENT
                                                                           CASE # 04-67598
                                                                INTERMET U.S. HOLDING (COLUMBUS MACHINING)
                                                                ------------------------------------------
                 ACCOUNT TYPE                                                   PR (SALARY)
                  ACCOUNT #                                                     2770716633
                     BANK                                                       Stan. Fed.

 BEGINNING BANK BALANCE                                                                      -
 RECEIPTS                                                                                    -
 TRANSFERS IN (CORPORATE)                                                               12,074
 DISBURSEMENTS                                                                         (12,074)
 TRANSFERS OUT (CORPORATE)                                                                   -
                                                                              ----------------
 ENDING BANK BALANCE                                                                         -

 MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                       -
 PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                 12,370
 CORPORATE DEBIT MEMOS                                                                     508
                                                                              ----------------
 TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                 $         12,878
                                                                              ================

Columbus Machining's payroll is consolidated with the Corporate payroll due to immateriality.

Columbus Machining's disbursements are paid and allocated by Corporate.

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING) CASE NO. 04-67598 CASH DISBURSEMENTS
JULY 2005

           VENDOR                     TOTAL DISBURSEMENTS
-----------------------------------   -------------------
ADP                                   $         81.55
COLUMBUS WATER WORKS                            16.78
ICM PAYROLL (INCLUDES DISB BY CORP)         12,370.05
MISC--PROFIT SHARING                          (185.15)
RIVER MILL                                     224.20
VERIZON WIRELESS                               370.15
                                      ---------------

                                      $     12,877.58

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 7/31/2005

                                                                            MONTHLY CASH STATEMENT
                                                                                CASE # 04-67598
                                                                       INTERMET U.S. HOLDING (NEW RIVER)
                                                               ------------------------------------------------
                       ACCOUNT TYPE                             DEPOSIT        AP       PR (HOURLY)  PR (SALARY)
                         ACCOUNT #                             5401086417   2770716476   2770716468  2770716641
                           BANK                                Stan. Fed.   Stan. Fed.   Stan. Fed.  Stan. Fed.

BEGINNING BANK BALANCE                                                  -            -            -           -
RECEIPTS                                                        5,116,303            -            -           -
TRANSFERS IN (CORPORATE)                                                -    1,662,129      639,550     306,021
DISBURSEMENTS                                                           -   (1,662,129)    (639,550)   (306,021)
TRANSFERS OUT (CORPORATE)                                      (5,116,303)           -            -           -
                                                               ----------  -----------  -----------  ----------
ENDING BANK BALANCE                                                     -            -            -           -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                        1,187,161
CHECKS ISSUED                                                                1,911,376
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                       1,153,071
CORPORATE DEBIT MEMOS                                                            7,563
                                                                           -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)               $ 4,259,172
                                                                           ===========

OUTSTANDING CHECKS AS OF JUNE 30                                               120,075
VOIDED CHECKS OUTSTANDING AS OF JUNE 30                                         (5,500)
CHECKS ISSUED DURING JULY                                                    1,911,376
Checks Cleared During JULY                                                  (1,662,129)
                                                                           -----------
OUTSTANDING CHECKS AS OF JULY 31 (SEE OUTSTANDING CHECKLIST)               $   363,822
                                                                           ===========

INTERMET U.S. HOLDING, INC. (NEW RIVER)  CASE NO. 04-67598
CASH DISBURSEMENTS
JULY 2005

         VENDOR                           TOTAL DISBURSEMENTS
------------------------------            -------------------
ACE INSURANCE                                 $  2,752.30
ACE OF VIRGINIA                                    222.67
ADVANCED CARBIDE TOOL                            2,765.00
ADVANCED TECH SERVICE BUREAU                       100.00
AEGIS ENVIRONMENTAL INC                          6,362.03
AETNA US HEALTH CARE                             4,280.40
AIR DOCTOR                                         502.41
AIR PRODUCTS & CHEMICAL                          5,442.46
AIRGAS INC                                       1,332.60
APPLIED INDUST. TECH                               258.79
AQUIS COMMUNICATIONS, INC                          374.26
ARAMARK UNIFORM SERVICE                            498.64
ARBON EQUIPMENT CORP.                              414.50
ARCET                                            1,046.58
AT&T                                             1,605.87
ATLANTIC COAST TOYOTALIFT                        1,452.23
ATMOS ENERGY                                     1,774.18
ATMOS ENERGY MARKETING                          27,869.72
BEST ONE TIRE                                    1,800.00
BOB'S REFUSE SERVICE IN                            854.92
BROWNE & SHARPE                                  1,150.00
BRUMETT, MARTIN                                  1,401.67
CANON FINANCIAL                                    534.34
CARRIER VIBRATING EQUIP                         29,578.42
CENTRAL VALLEY RUBBER S                         12,084.43
CHAMPION CHISEL WORKS,                           7,293.30
CHICAGO FREIGHT CAR LEA                          7,717.91
CITY OF RADFORD                                  4,119.30
CITY OF RADFORD                                371,790.77
COMFORT INN RADFORD                                 68.26
COMMERCIAL STEEL ERECTI                          1,000.00
COMMONWEALTH OF VIRGINIA                           140.17
COUNTY OF CHARLOTTE                                 75.92
COUNTY OF GILES                                    229.66
COUNTY OF MONTGOMERY                               226.58
DETEK INC.                                         240.00
DISA INDUSTRIES, INC                            21,295.25
EIRICH MACHINES                                  3,369.84
ELKEM METALS INC.                               43,734.86
EMI EQUIPMENT MERCHANTS                          3,107.59
EMSCO INC                                        1,419.51
ENTERPRISE                                         610.41
ENVIRONMENTAL OPTIONS INC.                       5,396.67
EVANS,ROBERT D                                      82.95
FAIRLAWN STORAGE                                   112.00
FETTER FINISHING                                44,230.20
FOSECO INC.                                     11,050.00
FRENCH, LYDIA                                      130.05
G E CAPITAL                                     15,719.00
GENERAL KINEMATICS                               2,049.31
GREAT LAKES PRODUCTION SUPPORT                   8,350.50
H.C. WADE                                        5,578.00
HA INTERNATIONAL, LLC                           41,838.72
HARRIS RENTALS                                      65.00
HART METALS, INC.                               37,400.00
HEAT TREATING SERVICES                          38,038.99
HEATH OIL LLC                                    5,086.58
HELBLING, RICHARD H                              2,737.13
HERAEUS ELECTRO NITE CO                         17,787.30
HICKMAN, WILLIAMS AND CO                           784.00
HILL AND GRIFFITH CO.                          110,930.60

INTERMET U.S. HOLDING, INC. (NEW RIVER)  CASE NO. 04-67598
CASH DISBURSEMENTS
JULY 2005

         VENDOR                             TOTAL DISBURSEMENTS
------------------------------              -------------------
HOMESTEAD MATERIALS HAND,                          1,591.16
HOWELL, DOUG                                          38.73
INDUCTOTHERM CORP.                                   655.50
INDUSTRIAL SUPPLY CORP                           347,291.31
INSTRON CORP                                         419.00
INTERMET                                             498.80
INTERNATIONAL SURFACE P                            3,294.33
JONES,WILLARD                                      1,120.00
KOINS CORPORATION                                  4,671.00
KUNCE, JUSTIN                                        706.31
KWIK KAFE CO                                         105.19
L. H. CORP                                           354.00
LABORATORY CORP OF AMER                              190.00
LECTROTHERM                                       39,050.42
LINA.                                                 74.00
LLOYD ELECTRIC CO.INC.                             4,685.00
MARJO PLASTICS CO INC                                326.48
MARSHALL WIRT & COMPANY                            1,188.00
MCC                                                8,796.00
METALTEC STEEL ABRASIVE                           11,132.00
MICRO TEK PATTERN,INC.                            15,200.00
MILLER AND COMPANY LLC                           141,072.39
MITCHELL, KEVIN L.                                   100.06
MOODY,DWAYNE                                       1,808.91
MOORE SPECIALTY                                    1,780.00
MOREHOUSE INSTRUMENT CO                              495.00
MOUNTAIN SPRINGS                                     243.00
MT SYSTEMS                                        82,735.20
NATIONAL MATERIAL TRADING                         81,120.19
NATIONAL NDT                                         512.47
NEW RIVER GLASS                                      298.48
NEW RIVER PAYROLL (INCLUDES DISB BY CORP)      1,153,070.99
NEW RIVER RECYCLING                               18,487.50
NEW RIVER SOLID WASTE M                           45,353.62
NORFOLK SOUTHERN  (GA)                            70,000.00
NORTHBEND PATTERN WORKS                          306,557.83
OLVER, INC.                                        2,108.40
OMNISOURCE CORPORATION                           673,271.81
OMNISOURCE FT                                     34,500.00
PATTERN SERVICES                                   8,488.75
PATTERN TECHNOLOGIES                              33,250.00
PIEDMONT FOUNDRY SUPPLY                              270.00
POTOMAC ENVIRONMENTAL,                               657.00
PROVIDENT LIFE                                        81.46
PROVIDENT LIFE                                     2,234.90
PULASKI CIRCUIT COURT                                254.05
PULASKI GENERAL DIST CO                              275.60
PYNN, DAVID                                        1,325.28
RADFORD CIRCUIT COURT                                254.04
RADFORD CITY FLORIST                                 112.25
RADFORD COMBINED COURT                               889.44
REBECCA CONNELLY                                     750.00
REDDY ICE-CASSCO                                     696.00
REFCO INC                                          6,120.00
RENTAL SERVICE CORP (RS                            2,424.26
ROANOKE TIMES&WORLD NEWS                             642.13
ROBERTSON MARKETING GROUP                             72.44
SAFETY & COMPLIANCE                                2,400.00
SAF-GARD SAFETY SHOE CO                              269.97
SAVEITNOW                                            728.10
SCORE                                              1,340.00
SECURITY FORCES INC                               10,919.89
SIMPSON, WILLIAM A                                 2,350.00

INTERMET U.S. HOLDING, INC. (NEW RIVER)  CASE NO. 04-67598
CASH DISBURSEMENTS
JULY 2005

         VENDOR                           TOTAL DISBURSEMENTS
------------------------------            -------------------
SUNBELT RENTALS                                   1,583.88
TATE ENGINEERING INC                              4,224.00
THOMPSON CHRYSLER-PLYMO                              56.87
THOMPSON TIRE                                       816.56
TJ'S TRUCK & AUTO SERVI                           5,962.68
TRANSMAN (FREIGHT)                               40,143.73
TREASURER OF VA                                      50.00
TREASURER OF VA-DEQ                               4,942.12
TRIPLE M MANUFACTURING, INC.                      1,204.00
TWO WAY RADIO INC                                   890.00
UNITED INDUSTRIAL SERVI                          41,199.15
UNITED REFRACTORIES COM                          29,367.50
UNITED WAY SAL                                      180.00
VA BEACH GEN DIST COURT                             645.22
VA. DEPT OF TAXATION                              8,630.46
VALLEY LANDSCAPING                                  195.00
VERIZON   (17577)                                 9,162.73
VERIZON WIRELESS                                    143.83
VICTORIA SOWERS                                     310.00
W. MATTHEW SKEWES, MD                             5,104.00
W.E.L. INC.                                       1,500.00
WEDRON SILICA-FAIRMOUNT                          28,679.00
WESTMORELAND ADVANCED M                           7,290.00
WHEELABRATOR ABRASIVES                           10,472.00
WILLIAM A. KIBBE & ASSO                             300.00
WISE AIR, INC.                                    3,575.00
ZEWE, ROBERT                                        570.38
                                             -------------
                                             $4,259,171.50

INTERMET U.S. HOLDING, INC.
CASE NO. 04-67598
AT 7/31/05

NEW RIVER - BANK RECONCILIATION

Bank Balance                                $         -

Outstanding AP Checks                        363,821.72
Outstanding PR Checks                        138,399.33
Misc Reconciling Item Adjusted in August.          0.40
                                            -----------
                                             502,221.45

Unadjusted GL Balance                        502,221.45
                                            -----------

Difference                                  $         -
                                            ===========

NEW RIVER
OUTSTANDING CHECKS
CASE NO. 04-67598

  DATE      CHECK    OUTSTANDING
 4/1/2005   105251   $     20.00
5/20/2005   105773        354.46
 6/3/2005   105911        656.09
 6/3/2005   105916        571.58
 7/8/2005   106297        645.22
7/15/2005   106346        666.00
7/22/2005   106390        222.67
7/22/2005   106394      1,800.00
7/22/2005   106407      2,628.00
7/22/2005   106420        750.00
7/22/2005   106424        310.00
7/22/2005   106444     25,210.33
7/29/2005   106450      1,605.87
7/29/2005   106451        534.34
7/29/2005   106452      7,157.56
7/29/2005   106453        865.21
7/29/2005   106454         75.92
7/29/2005   106455     21,295.25
7/29/2005   106456      1,419.51
7/29/2005   106457      2,020.75
7/29/2005   106460     18,144.60
7/29/2005   106461         65.00
7/29/2005   106462      8,372.15
7/29/2005   106463      8,037.30
7/29/2005   106464      3,294.33
7/29/2005   106465      1,120.00
7/29/2005   106466      4,671.00
7/29/2005   106467         22.89
7/29/2005   106468        326.48
7/29/2005   106469      2,252.50
7/29/2005   106474        400.00
7/29/2005   106475        228.00
7/29/2005   106476        269.97
7/29/2005   106477      2,161.12
7/29/2005   106478      4,224.00
7/29/2005   106479        860.00
7/29/2005   106480      2,760.41
7/29/2005   106481      6,856.50
7/29/2005   106482      4,527.42
7/29/2005   106483         71.84
7/29/2005   106484         75.00
7/29/2005   106485      3,575.00
7/29/2005   106499     67,907.95
7/29/2005   106500    121,539.50
7/29/2005   106501     33,250.00

                     $363,821.72

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

            The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  INTERMET U.S. HOLDING, INC.  Capacity:  ___  Shareholder
       Case Number:  04-67598                  ___  Officer
                                               ___  Director
                                               ___  Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:         Weekly     or    Monthly

                                   _______          _______

CURRENT BENEFITS PAID:             Weekly     or    Monthly

           Health Insurance        _______          _______

           Life Insurance          _______          _______

           Retirement              _______          _______

           Company Vehicle         _______          _______

           Entertainment           _______          _______

           Travel                  _______          _______

           Other Benefits          _______          _______

           Total Benefits          _______          _______

CURRENT OTHER BENEFITS PAID:       Weekly     or    Monthly

           Rent Paid               _______          _______

           Loans                   _______          _______

           Other (Describe)        _______          _______

           Other (Describe)        _______          _______

           Other (Describe)        _______          _______

           Total Other Payments    _______          _______

CURRENT TOTAL OF ALL PAYMENTS:     Weekly     or    Monthly

                                   _______          $0

Dated: AUGUST 22, 2005             ___________________________________________
                                   Principal, Officer, Director, or Insider

                                                                          Form 6

                                                     Intermet U.S. Holding, Inc.
                                                           Case Number: 04-67598

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------         -------          -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67603
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
IRONTON IRON, INC.                          )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

   [X]      Operating Statement                         (Form 2)

   [X]      Balance Sheet                               (Form 3)

   [X]      Summary of Operations                       (Form 4)

   [X]      Monthly Cash Statement                      (Form 5)

   [X]      Statement of Compensation                   (Form 6)

   [X]      Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                 YES [X]      NO[ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                 YES [X]      NO[ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                 YES [X]      NO[ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                 YES [X]      NO[ ]

6. Have you filed  your  pre-petition  tax  returns.
(If not,  attach a written explanation)
                                                 YES [X]      NO[ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   AUGUST 22, 2005           /s/ Robert E. Belts
                                   ---------------------------------------------
                                   Debtor In Possession

                                   Chief Financial Officer   (248)952-2500
                                   -----------------------   -------------------
                                   Title                     Phone

Intermet Corp. and Subsidaries
Operating Statement
For the Month Ended 7-31-05
($000's)

                                                  CASE #04-67603
                                                      IRONTON
                                                        IRON
                                         -------------------------------------
                                         Current Month      Total Since Filing
                                         ----------------   ------------------
 Net Sales                                              -                    -

Cost of Goods Sold
Materials and Freight                                   -                    -
Wages - Hourly                                          -                    -
Wages-Salary                                            -                    -
Employee Benefits and Pension                           -                    -
 Repairs & Maintenance                                  -                    -
Supplies                                                -                    -
Utilities                                               -                    -
Purchased Components/Services                           -                    -
Income(loss) from Pattern Sales                         -                    -
 Fixed Asset - (gain/loss)                              -                    -
 MIS Expense                                            -                    -
 Travel & Entertainment                                 -                    -
 Other Variable Costs                                   -                  (37)
 Depreciation & Amortization                            -                    -
 Other Allocated Fixed Costs                            -                    -
 Other Fixed Costs                                      -                    -
                                         ----------------   ------------------
Cost of Goods Sold                                      -                  (37)

Gross Profit                                            -                   37

Plant SG&A Expense                                      -                   (3)
SG&A Expense - Allocation (Sched 1)                     -                    -
 Other Operating Expenses                             200                  573
                                         ----------------   ------------------
 Total Operating Expenses                             200                  570

 Operating Profit                                    (200)                (533)

 Outside Interest Income                                -                    -
 Outside Interest (Expense)                             -                    -
 Intercompany Interest Income                           -                    -
 Intercompany Interest (Expense)                        -                    -
 Charges (From) Affiliates                              -                    -
 Charges To Affiliates                                  -                    -
 Gain/(Loss) On Sales Of Assets                         -                    -
 Outside Dividend Income                                -                    -
 Foreign Exchange Gain/(Loss)                           -                    -
Income/Loss From European Operations                    -                    -
 Other Income/(Expense)                                 -                    -
                                         ----------------   ------------------
 Total Non-Operating Expenses                           -                    -

 Income Before Income Taxes                          (200)                (533)

 Income Tax Expense                                     -                    -
                                         ----------------   ------------------
 Net Income                                          (200)                (533)
                                         ================   ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                     July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                               July
                                            ----------
Officer Compensation                        $     189
Salary Expense other Employees                    968
Employee Benefits and Pension                     108
Payroll Taxes                                      53
Other Taxes                                         3
Rent and Lease Expense                            186
Interest Expense
Insurance                                          54
Automobile and Truck Expense                       12
Utilities(Gas Electric,Phone)                      41
Depreciation                                       93
Travel and Entertainment                           78
Repairs and Maintenance                            48
Advertising/Promotion                               7
Supplies, Office Expense                           17

Other:
Contributions                                       4
Professional Fees - Audit/Tax                     350
Bank Fees                                          24
Public Reporting Fees                              15
Employee Relocation/Training                       41
Data Processing                                    23
Dues and Subscriptions                             15
Outside Services                                   83
Project Development Costs net of Billings         114
Director Fees                                      25
Miscellaneous                                       2
Legal Fees                                          4
Cost Allocation - Europe                          (78)
Cost Allocation - Out                            (168)
                                            ----------
                                            $   2,309
                                            ==========

Allocation:
Wagner Castings                                   191
Northern Castings                                  51
Ironton Iron                                        0
Lynchburg Foundry                                 193
Columbus Foundry                                  313
Wagner Havana                                       0
Intermet U.S. Holdings                            261
Cast-Matic Corp.                                   82
Diversified Diemakers                             257
Ganton Technologies                               168
Tool Products                                     137
Corporate                                         656
                                            ----------
Total                                       $   2,309
                                            ==========

Intermet Corp. and Subsidiaries
Balance Sheet as of 07-31-05

($000's)

                                             CASE #04-67603
                                             --------------
                                                 IRONTON
                                                  IRON
                                             --------------
 Cash And Equivalents
 Accounts Receivable
 Short-Term Intercompany Receivables
 Inventories
 Other Current Assets                                     -
                                             --------------
    TOTAL CURRENT ASSETS                                  -

 Land and Buildings                                       -
  Machinery & Equipment
  Construction In Progress
                                             --------------
  Total Fixed Assets                                      -
  Accumulated Depreciation
                                             --------------
     NET FIXED ASSETS                                     -

  Investment In Subsidiaries
 Investment In European Operations                        -
  Long-Term Intercompany Receivables
  Deferred Taxes, Long-Term Asset                         -
  Other Assets
                                             --------------

     TOTAL ASSETS                            $            -
                                             ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                            $            -
 Wages and Salaries  (See schedule)                       -
 Taxes Payable - (See schedule)                           -
                                             --------------
   TOTAL POST PETITION LIABILITIES                        -

 SECURED LIABILITIES:
 SECURED DEBT                                             -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                    -
  Accrued Tax - State                                     -
  Accrued Property Taxes                                  -
  Accrued Workers Comp.                                 751
  Accrued Payroll                                         -
  Accrued Payroll Taxes                                   -
                                             --------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES             751

 UNSECURED LIABILITIES
 Accounts Payable                                         -
 Senior & IDR Bonds                                       -
                                             --------------
 TOTAL UNSECURED LIABILITIES                              -

 OTHER LIABILITIES
 Accrued Liabilities                                    196
 Short-Term Intercompany Payables                         -

  Retirement Benefits                                     -
  Deferred Taxes - Long-Term Liability                    -
  Other Long-Term Liabilities                             -
  Long-Term Intercompany Payables                    33,271
  Minority Interest                                       -
                                             --------------
  TOTAL LIABILITIES                                  34,218

  Common Stock                                            -
  Capital In Excess Of Par Value                     49,000
 Retained Earnings - Prepetition                    (82,685)
 Retained Earnings - Post Petition                     (533)
 Equity In European Operations
  Accumulated Translation Adjustment                      -
  Minimum Pension Liability Adjustment                    -
  Unearned Restricted Stock                               -
                                             --------------
 TOTAL SHAREHOLDER EQUITY                           (34,218)
                                             --------------
  TOTAL LIABILITIES AND EQUITY               $            -
                                             ==============

PERIOD ENDED: 07-31-05           IRONTON IRON, INC.           CASE #04-67603

                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                     6/30/2005   Withheld      Deposits  07/31/2005
                                     ----------------------------------------------
Income tax withheld: Federal             $0          $0          $0          $0
Income tax withheld: State               $0          $0          $0          $0
Income tax withheld: Local               $0          $0          $0          $0
FICA Withheld                            $0          $0          $0          $0
Employers FICA                           $0          $0          $0          $0
Unemployment Tax: Federal                $0          $0          $0          $0
Unemployment Tax: State                  $0          $0          $0          $0
All Other Payroll W/H                    $0          $0          $0          $0
                                         $0          $0          $0          $0
State Taxes: Inc./Sales/Use/Excise       $0          $0          $0          $0
Property Taxes                           $0          $0          $0          $0
                                         $0
Workers Compensation                      0           0           0           0
                                     ----------------------------------------------
Total                                    $0          $0          $0          $0

Wages and Salaries                        0           0           0           0
                                     ----------------------------------------------
Grand Total                              $0          $0          $0          $0
                                     ==============================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)         0-30 Days   30-60 Days  Over 60 Days
Accounts Payable                         $0          $0           $0
Accounts Receivable                      $0          $0           $0

                             MONTHLY CASH STATEMENT

                          Period Ending: JULY 31, 2005

                                                          IRONTON IRON, INC.
                                                          Case Number:  04-67603

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                     General     Payroll    Tax         Cash Coll.  Petty Cash
                                     Acct.       Acct.      Acct.       Acct.       Acct.
A.  Beginning Balance                _________  _________  __________  ___________  ___________

B.  Receipts                         _________  _________  __________  ___________  ___________
      (Attach separate schedule)

C.  Balance Available                _________  _________  __________  ___________  ___________
      (A+B)

D.  Less Disbursements               _________  _________  __________  ___________  ___________
      (Attach separate schedule)

E.  Ending Balance                           N/A - COMPANY HAS NO BANK ACCOUNT
            (C-D)

   (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
        1.      Depository Name & Location      ________________________________

        2.      Account Number                  ________________________________

Payroll Account:
        1.      Depository Name & Location      ________________________________

        2.      Account Number                  ________________________________

Tax Account:
        1.      Depository Name & Location      ________________________________

        2.      Account Number                  ________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
________________________________________________________________________________

________________________________________________________________________________

Date: AUGUST 22, 2005                         __________________________________
                                              Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: IRONTON IRON, INC.                  Capacity:   ___      Shareholder
      Case Number:  04-67603                          ___      Officer
                                                      ___      Director
                                                      ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                       Weekly        or        Monthly
                                                _________              _________
CURRENT BENEFITS PAID:                           Weekly        or        Monthly

                        Health Insurance        _________              _________

                        Life Insurance          _________              _________

                        Retirement              _________              _________

                        Company Vehicle         _________              _________

                        Entertainment           _________              _________

                        Travel                  _________              _________

                        Other Benefits          _________              _________

                        Total Benefits          _________              _________

CURRENT OTHER BENEFITS PAID:                    Weekly         or        Monthly

                        Rent Paid               _________              _________

                        Loans                   _________              _________

                        Other (Describe)        _________              _________

                        Other (Describe)        _________              _________

                        Other (Describe)        _________              _________

                        Total Other Payments    _________              _________

CURRENT TOTAL OF ALL PAYMENTS:                  Weekly         or        Monthly

                                                _________              $0

Dated: AUGUST 22, 2005                __________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                              Ironton Iron, Inc.
                                                           Case Number: 04-67603

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                           CARRIER           POLICY PERIOD
--------------                        ----------------  ------------------
Property                              Lloyds            11/1/04-11/1/05
Boiler/Machine                        Hartford          11/1/04-11/1/05
Cargo                                 Fireman's Fund    11/1/04-11/1/05
Truck Cargo                           Fireman's Fund    11/1/04-11/1/05

Aviation                              USAIG             11/1/04-11/1/05

Fiduciary                             St. Paul          11/1/04-11/1/05

Primary D&O                           St. Paul          11/1/04-11/1/05
Excess D&O                            Chubb             11/1/04-11/1/05
Excess D&O                            Platte River      11/1/04-11/1/05

Crime                                 AIG               12/1/04-12/1/05

General Liability                     ACE               12/22/04-12/22/05
Umbrella                              National Union    12/22/04-12/22/05

Workers' Comp                         ACE               12/22/04-6/22/05
                                                        & 6/22/05-12/22/05

Excess Workers' Comp                  ACE               12/22/04-12/22/05

Auto                                  ACE               12/22/04-12/22/05

Foreign (DIC)                         ACE               12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                                    )
INTERMET CORPORATION, ET AL               )         CASE NO: 04-67606
                                          )         Chapter 11
                                          )         Judge: Marci B. McIvor
LYNCHBURG FOUNDRY, INC.                   )
                      Debtor              )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]       Operating Statement                      (Form 2)

      [X]       Balance Sheet                            (Form 3)

      [X]       Summary of Operations                    (Form 4)

      [X]       Monthly Cash Statement                   (Form 5)

      [X]       Statement of Compensation                (Form 6)

      [X]       Schedule of In-Force Insurance           (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                       YES [X]   NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                       YES [X]   NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                       YES [X]   NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                       YES [X]   NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                       YES [X]   NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005                 /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer  (248) 952-2500
                                       -----------------------  ----------------
                                       Title                     Phone

Intermet Corp. and Subsidiaries.
Operating Statement
For the Month Ended 7-31-05
($000'S)

                                                      CASE #04-67606
                                                         LYNCHBURG
                                                          FOUNDRY
                                            ---------------------------------------
                                            Current Month        Total Since Filing
                                            -------------        ------------------
Net Sales                                           5,313                    78,713

Cost of Goods Sold
Materials and Freight                               1,898                    34,740
Wages - Hourly                                      1,136                    12,491
Wages-Salary                                          347                     3,306
Employee Benefits and Pension                         647                     8,458
 Repairs & Maintenance                                612                     4,678
Supplies                                              551                     5,842
Utilities                                             238                     3,000
Purchased Components/Services                         104                     2,251
Income(loss) from Pattern Sales                         1                       (57)
 Fixed Asset - (gain/loss)                              2                       (40)
 MIS Expense                                           42                       383
 Travel & Entertainment                                 2                        14
 Other Variable Costs                                 246                     3,855
 Depreciation & Amortization                          221                     2,178
 Other Allocated Fixed Costs                            -                        (2)
 Other Fixed Costs                                    112                     1,222
                                            -------------        ------------------
Cost of Goods Sold                                  6,159                    82,319

Gross Profit                                         (846)                   (3,606)

Plant SG&A Expense                                      -                         -
SG&A Expense - Allocation (Sched 1)                   193                     1,888
 Other Operating Expenses                               -                       270
                                            -------------        ------------------
 Total Operating Expenses                             193                     2,158

 Operating Profit                                  (1,039)                   (5,764)

 Outside Interest Income                                -                         -
 Outside Interest (Expense)                             -                         -
 Intercompany Interest Income                           -                         -
 Intercompany Interest (Expense)                     (173)                     (827)
 Charges (From) Affiliates                              -                         -
 Charges To Affiliates                                  -                         -
 Gain/(Loss) On Sales Of Assets                         3                         3
 Outside Dividend Income                                -                         -
 Foreign Exchange Gain/(Loss)                           -                         -
Income/Loss From European Operations                    -                         -
 Other Income/(Expense)                                 4                        15
                                            -------------        ------------------
 Total Non-Operating Expenses                        (166)                     (809)

 Income Before Income Taxes                        (1,205)                   (6,573)

 Income Tax Expense                                     -                         -

                                            -------------        ------------------
 Net Income                                        (1,205)                   (6,573)
                                            =============        ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                    July
                                                 ----------
Officer Compensation                             $      189
Salary Expense other Employees                          968
Employee Benefits and Pension                           108
Payroll Taxes                                            53
Other Taxes                                               3
Rent and Lease Expense                                  186
Interest Expense
Insurance                                                54
Automobile and Truck Expense                             12
Utilities(Gas Electric,Phone)                            41
Depreciation                                             93
Travel and Entertainment                                 78
Repairs and Maintenance                                  48
Advertising/Promotion                                     7
Supplies, Office Expense                                 17

OTHER:
Contributions                                             4
Professional Fees - Audit/Tax                           350
Bank Fees                                                24
Public Reporting Fees                                    15
Employee Relocation/Training                             41
Data Processing                                          23
Dues and Subscriptions                                   15
Outside Services                                         83
Project Development Costs net of Billings               114
Director Fees                                            25
Miscellaneous                                             2
Legal Fees                                                4
Cost Allocation - Europe                                (78)
Cost Allocation - Out                                  (168)
                                                 ----------
                                                 $    2,309
                                                 ==========

Allocation:
Wagner Castings                                         191
Northern Castings                                        51
Ironton Iron                                              0
Lynchburg Foundry                                       193
Columbus Foundry                                        313
Wagner Havana                                             0
Intermet U.S. Holdings                                  261
Cast-Matic Corp.                                         82
Diversified Diemakers                                   257
Ganton Technologies                                     168
Tool Products                                           137
Corporate                                               656
                                                 ----------
Total                                            $    2,309
                                                 ==========

Intermet Corp and Subsidiaries
Balance Sheet as of 07-31-05
($000's)

                                                  CASE #04-67606
                                                     LYNCHBURG
                                                      FOUNDRY
                                                 -----------------
 Cash And Equivalents                            $              -
 Accounts Receivable                                       13,330
 Short-Term Intercompany Receivables                            4
 Inventories                                                5,219
 Other Current Assets                                         368
                                                 ----------------
    TOTAL CURRENT ASSETS                                   18,921

 Land and Buildings                                        19,915
  Machinery & Equipment                                    53,800
  Construction In Progress                                    202
                                                 ----------------
  Total Fixed Assets                                       73,917
  Accumulated Depreciation                                (60,039)
                                                 ----------------
    NET FIXED ASSETS                                       13,878

  Investment In Subsidiaries                                    -
 Investment In European Operations                              -
  Long-Term Intercompany Receivables                          683
  Deferred Taxes, Long-Term Asset                               -
  Other Assets                                                419
                                                 ----------------

     TOTAL ASSETS                                $         33,901
                                                 ================

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                $          1,114
 Wages and Salaries  (See schedule)                           379
 Taxes Payable - (See schedule)                               337
                                                 ----------------
   TOTAL POST PETITION LIABILITIES                          1,830

 SECURED LIABILITIES:
 SECURED DEBT                                                   -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                          -
  Accrued Tax - State                                           -
  Accrued Property Taxes                                        -
  Accrued Workers Comp.                                     1,982
  Accrued Payroll                                               -
 Accrued Payroll Taxes                                          -
                                                 ----------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                 1,982

 UNSECURED LIABILITIES
 Accounts Payable                                           7,740
 Senior & IDR Bonds                                             -
                                                 ----------------
 TOTAL UNSECURED LIABILITIES                                7,740

 OTHER LIABILITIES
 Accrued Liabilities                                        1,988
 Short-Term Intercompany Payables                               2

  Retirement Benefits                                       1,448
  Deferred Taxes - Long-Term Liability                          -
  Other Long-Term Liabilities                               2,291
  Long-Term Intercompany Payables                           4,782
  Minority Interest                                             -
                                                 ----------------
  TOTAL LIABILITIES                                        22,063

  Common Stock                                                  -
  Capital In Excess Of Par Value                                -
 Retained Earnings - Prepetition                           18,411
 Retained Earnings - Post Petition                         (6,573)
 Equity In European Operations                                  -
  Accumulated Translation Adjustment                            -
  Minimum Pension Liability Adjustment                          -
  Unearned Restricted Stock                                     -
                                                 ----------------
 TOTAL SHAREHOLDER EQUITY                                  11,838
                                                 ----------------
  Total Liabilities And Equity                   $         33,901
                                                 ================

PERIOD ENDED: 7-31-05       LYNCHBURG FOUNDRY (ARCHER CREEK)      CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                    Balance
                                        as of          Accrued/    Payments/       as of
                                       06/30/05        Withheld      Deposits    07/31/05
                                     --------------   -----------   ----------   ---------
Income tax withheld: Federal         $            0   ($185,427)    $  185,427   $       0
Income tax withheld: State                        0       (71,863)      71,863           0
Income tax withheld: Local                        0             0            0           0
FICA Withheld                                     0      (118,296)     118,296           0
Employers FICA                              (15,817)     (122,762)     115,800     (22,779)
Unemployment Tax: Federal                    (3,605)         (300)           0      (3,904)
Unemployment Tax: State                     (15,037)       (2,683)           0     (17,720)
All Other Payroll W/H                       (35,893)      (81,709)      87,007     (30,595)

State Taxes: Inc./Sales/Use/Excise          (51,567)            0        1,218     (50,350)
Property Taxes                             (146,806)      (25,262)           0    (172,068)

Workers Compensation                         37,469       (31,750)       1,497       7,216
                                     --------------   -----------   ----------   ---------

Total                               ($      231,257)  ($  640,051)  $  581,107  ($ 290,201)

Wages and Salaries                         (292,230)   (1,582,299)   1,496,029    (378,500)
                                     --------------   -----------   ----------   ---------

Grand Total                               ($523,488)  ($2,222,350)  $2,077,136  ($ 668,701)
                                     ==============   ===========   ==========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)              Total        0-30 Days    30-60 Days   Over 60 Days
----------------------------------   --------------   -----------   ----------   ------------
Accounts Payable                     $    1,113,952   $ 1,113,952   $        0   $          0
Accounts Receivable                  $   13,729,632   $13,075,076   $  199,304   $    455,252

PERIOD ENDED: 07-31-05         LYNCHBURG FOUNDRY (RADFORD)        CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                                 Balance
                                          as of       Accrued/     Payments/      as of
                                        6/30/2005     Withheld      Deposits    7/31/2005
                                     --------------   ----------   ----------   ---------
Income tax withheld: Federal         $            0      ($1,165)  $    1,165   $       0
Income tax withheld: State                        0         (514)         514           0
Income tax withheld: Local                        0            0            0           0
FICA Withheld                                     0         (822)         822           0
Employers FICA                                    0         (822)         822           0
Unemployment Tax: Federal                         0            0            0           0
Unemployment Tax: State                           0            0            0           0
All Other Payroll W/H                             0         (295)         295           0

State Taxes: Inc./Sales/Use/Excise                0            0            0           0
Property Taxes                              (46,578)           0            0     (46,578)

Workers Compensation                              0            0            0           0
                                     --------------   ----------   ----------   ---------

Total                               ($       46,578)     ($3,619)  $    3,619  ($  46,578)

Wages and Salaries                                0            0            0           0
                                     --------------   ----------   ----------   ---------

 rand Total                         ($       46,578)     ($3,619)  $    3,619  ($  46,578)
                                     ==============   ==========   ==========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)              Total        0-30 Days   30-60 Days   Over 60 Days
Accounts Payable                     $            0   $        0   $        0   $          0
Accounts Receivable                  $            0   $        0   $        0   $          0

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 7/31/2005

                                                                                   CASE # 04-67606
                                                                                    ARCHER CREEK
                                                               ----------------------------------------------------
                    ACCOUNT TYPE                                DEPOSIT         AP        PR (HOURLY)   PR (SALARY)
                      ACCOUNT #                                5401086466    2770716393    2770716385    2770716690
                       BANK                                    Stan. Fed.    Stan. Fed.    Stan. Fed.    Stan. Fed.
------------------------------------------------------------   ----------   -----------   -----------   -----------
BEGINNING BANK BALANCE                                                  -             -             -             -
RECEIPTS                                                        1,983,898             -             0             -
TRANSFERS IN  (CORPORATE)                                               -     1,546,767     1,350,208       326,059
DISBURSEMENTS                                                           -    (1,546,767)   (1,350,208)     (326,059)
TRANSFERS OUT (CORPORATE)                                      (1,983,898)            -             -             -
                                                               ----------   -----------   -----------   -----------
ENDING BANK BALANCE                                                     -             -             -             -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                         2,678,156
CHECKS ISSUED                                                                 1,896,764
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                        1,641,190
CORPORATE DEBIT MEMOS                                                            48,912
                                                                            -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                $ 6,265,023
                                                                            ===========

OUTSTANDING CHECKS AS OF JUNE 30                                                204,239
VOIDED CHECKS OUTSTANDING AS OF JUNE 30                                            (267)
CHECKS ISSUED DURING JULY                                                     1,896,764
CHECKS CLEARED DURING JULY                                                   (1,546,767)
                                                                            -----------
OUTSTANDING CHECKS AS OF JULY 31 (SEE OUTSTANDING CHECKLIST)                $   553,969
                                                                            ===========

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
JULY 2005

                   VENDOR                       TOTAL DISBURSEMENTS
--------------------------------------------    -------------------
AC CONTROLS CO                                  $          1,351.52
ACE INSURANCE                                             12,642.71
ACTION MACHINERY                                          73,402.68
ADAMS MOTOR CO                                                27.00
ADVANCE MACHINE & ENG CO.                                    553.30
ADVANCED CARBIDE TOOL                                     14,202.45
ADVANCED COMMUNICATIONS & ELEC                               108.88
AETNA U.S. HEALTHCARE                                     14,965.78
AG JEFFERSON                                               2,669.00
AGFA NDT, INC                                                545.77
AIR PRODUCTS AND CHEMICALS                                 5,929.03
AIRGAS MID-AMERICA                                         2,861.01
ALABAMA BY-PRODUCTS                                      366,569.00
ALLIED MINERAL PRODUCTS                                   39,788.88
ALLIED WASTE SERVICES #974                                14,372.95
ALLOR MFG                                                  4,949.70
ALLTEL                                                       291.13
ALPHA OMEGA RESOURCES                                      2,905.30
AMERICAN COMPUTER SUPPLIES, INC                               58.92
AMERIGAS - LYNCHBURG-MONROE                                6,523.20
APPALACHIAN POWER CO                                     189,476.91
APPARATUS REPAIR SERVICES                                  1,700.00
APPLIED IND. TECHNOLOGIES                                 21,384.49
APPOMATTOX GLASS & STOREFRONT                                150.00
ARAMARK UNIFORM SERVICES                                   5,429.52
ARCET EQUIPMENT                                            2,930.15
ARCHER CREEK PAYROLL (INCLUDES DISB BY CORP)           1,641,189.92
AT&T                                                          97.32
AT&T                                                         562.59
ATLANTIC COAST TOYOTALIFT                                 13,132.96
ATL-EAST TAG & LABEL                                         863.64
ATMOSPHERE ANNEALING                                       2,040.39
AUTOCOM MANUFACTURING                                     96,726.00
BANKS COMPANY                                              6,287.70
BARKER-JENNINGS                                            6,488.50
BFI                                                       11,755.15
BHA                                                       27,336.00
BMG METALS                                                 4,657.52
BOND, CYNTHIA GALLIER                                        461.90
BOULEVARD PROPERTIES                                         821.25
BOXLEY AGGREGATES                                          2,118.20
BRAMMER SAFETY SUPPLY                                     16,363.80
BRC COMPANY                                               38,586.28
BRENNTAG SOUTHEAST                                           648.69
C ARTHUR WEAVER                                              571.10
C H WHITE CONSTRUCTION                                       480.00
CAMPBELL COUNTY CIRCUIT COURT                                163.32
CAMPBELL COUNTY TREASURER                                  6,481.30
CAMPBELL-PAYNE                                               607.92
CANDLER OIL                                               34,406.59
CAPP, INC.                                                 1,344.95
CARCO INC                                                    320.00
CARLTON SCALE                                              9,011.86
CARPENTER TIRE CO                                            294.14
CARRIER VIBRATING                                         12,725.74
CARTER MACHINERY                                             552.76
CC METALS & ALLOYS                                       109,605.00
CENTRAL VA INDUSTRIES                                      1,120.63
CHAMPION CHISEL WORKS                                      2,596.30
CHICAGO FREIGHT CAR LEASING                                5,425.22
CITY OF LYNCHBURG                                            300.23
CLEMONS COURIER                                              265.00
COLUMBIA GAS                                               4,360.21
COMMERICAL STEEL ERECTION                                 18,172.50
CONSUMERS/ DORIN-ADAMS                                    43,130.00
CONTROL CHIEF CORP                                           223.57
CONTROL CORP OF AMERICA                                      106.27
CONTROL DYNAMICS                                             177.99
CON-WAY SOUTHERN EXPRESS                                     535.56
CRAIG J. PETRY, MD                                           120.00
CRANE AMERICA SERVICES                                     4,417.75
CROSS SALES & ENGINEERING                                     88.24

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
JULY 2005

                   VENDOR                       TOTAL DISBURSEMENTS
--------------------------------------------    -------------------
CSXT                                                      31,662.17
DAVIS, DOUGLAS, JR                                           497.85
DETEK                                                        795.00
DICK HARRIS & SON TRUCK                                    5,064.92
DIETERT FOUNDRY TEST EQUIPMENT                               205.00
DIKE-O-SEAL                                                1,226.62
DM&E RAILROAD                                             54,903.08
DODSON BROS. EXTERMINATING                                   177.00
DOMINION METALLURGICAL                                     2,425.29
DOUGLAS, CAREY P.                                             99.00
DURA-BAR METAL SERVICES                                    2,962.50
ECK SUPPLY                                                 7,152.40
ECONOMY ENERGY, LLC                                       72,900.00
EDWARDS MEDICAL SUPPLY                                       461.43
ELECOM INC                                                 1,130.89
ELECTRIC MELTING                                          47,550.00
ELECTRONICS REPAIR CENTER                                    732.00
ELKEM METALS                                              89,281.00
ELY CRANE AND HOIST                                       47,407.23
EMLEX CONSTRUCTION                                       162,627.60
ENGINEERING CHEMISTRY                                      1,370.25
ENTERPRISE                                                   590.80
EQUIPMENT MERCHANTS, INTL                                  2,085.12
EXCEL TECHNOLOGIES                                           181.00
FAMILY SUPPORT REGISTRY                                      731.40
FARM SERVICE CO.                                             245.85
FEDERAL RESERVE                                              500.00
FEI LYNCHBURG #75                                            131.95
FERBEE-JOHNSON CO                                          9,904.05
FIELDS, BRIAN                                                580.00
FIRE & SAFETY EQUIPMENT                                    5,246.43
FMC TECHNOLOGIES                                             913.26
FOLKS, MELANIE                                                30.00
FOSTER ELECTRIC CO                                         1,355.52
FREEMAN MFG & SUPPLY                                         199.38
G E SUPPLY                                                 1,958.36
G.E. CAPITAL                                               7,228.00
GEE, KIRKLIN                                                 338.64
GENERAL KINEMATICS                                         4,587.79
GIVENS, RICHARD                                               30.00
GLOBE METALLURGICAL                                      146,084.00
GLOVER, R. T.                                                504.00
GLOVER, S. A.                                                528.00
HA INTERNATIONAL                                          40,847.00
HACH CHEMICAL COMPANY                                         57.00
HAJOCA CORPORATION                                           117.43
HALIFAX CIRCUIT COURT                                        941.57
HALIFAX GENERAL DISTRICT COURT                               163.33
HARBISON-WALKER REFRACTORIES                               8,664.48
HARVEY, WALTER O.                                             72.17
HAUCK MFG                                                    628.86
HAWKINS-GRAVES, INC                                           79.78
HELEN P. PARRISH                                             207.00
HELWIG CARBON, INC                                           130.44
HERAEUS ELECTRO-NITE CO                                   17,121.60
HERBERT L. BESKIN                                         16,012.51
HERB'S TOOL GRINDING & SALES                                 322.86
HILL AND GRIFFITH                                         39,014.19
HUBBARD-HALL INCORPORATED                                    588.50
HUBBELL INDUSTRIAL CONTROLS                                3,866.37
HWP RIGGING                                               35,000.00
I.A.M. NATIONAL PENSION FUND                               1,714.75
INDUSTRIAL CONTROLS                                        1,224.52
INDUSTRIAL SUPPLY CORP                                    30,061.04
INGERSOLL-RAND CO                                          1,478.62
INTERNATIONAL ASSOC                                          360.00
IRON AGE CORPORATION                                       2,052.71
J.B. MOORE ELECTRICAL CONTRACTORS                            682.50
J.P. NISSEN CO                                               105.35
J.W. DIESEL SERVICE, INC.                                    266.79
JACKSON WANDA K                                              496.15
JAMES D. ENGLISH                                          25,070.72
JAMES T. DAVIS                                               100.00

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
JULY 2005

                  VENDOR                        TOTAL DISBURSEMENTS
--------------------------------------------    -------------------
JDN LEASING                                                3,500.00
JEFFERSON GALLERIES                                        1,782.21
JESUS BARAJAS CARLOS                                       9,150.74
JOHNSON DIVERSE/DUBOIS                                     6,451.09
JOHNSON, BARBARA                                              93.45
JOHNSTON, INC                                                300.00
KATHRYN'S FLOWER SHOP                                         59.85
KENT RUDBECK                                                 480.00
KETCHERSID, ARTHUR                                           100.00
KING TESTER CORP                                              96.91
LAWRENCE EQUIPMENT                                           951.18
LEE, JAMES                                                   100.00
LEWIS SYSTEMS INC.                                         2,108.25
LIFTONE                                                      250.92
LINA                                                         216.50
LINTERN CORP                                                 126.39
LIVINGSTON AND HAVEN                                         316.93
LOWE'S HOME CENTERS, INC                                     158.00
LYNCHBURG JDR DISTRICT COURT                                 309.63
LYNCHBURG REGIONAL CHAMBER OF COMMERCE                       589.50
MAGALDI INDUSTRIE SRL                                      1,690.00
MAGNETEK INDUSTRIAL CONTROLS                                 669.22
MASTER GAGE & TOOL CO                                        900.00
MAYBERRY, SUSIE                                              309.69
MCBRIDE BLACKBURN OPTICIANS                                  147.00
MCMASTER-CARR SUPPLY                                         123.89
MECHANICAL TECHNOLOGIES                                      372.38
MELLOT ENTERPRISES                                            30.83
METAL MARKER MFG                                           2,792.74
METSO MINERALS IND                                         3,672.20
MILLENIUM TECNOLOGIES                                      2,500.00
MILLER, GLENN                                                127.16
MITCHELL, SEAN                                               156.46
MOORE'S MACHINE CO                                         2,765.75
MOTION INDUSTRIES                                          2,476.26
NATIONAL AUTO PARTS                                           44.57
NATIONAL MATERIAL TRADING                                406,410.00
NEWARK INONE                                                  35.65
NORFOLK SOUTHERN CORPORATION                                 150.00
NORTH AMERICAN MFG CO                                        596.00
OMNISOURCE FT WAYNE                                    1,285,738.00
O-N MINERALS JAMES RIVER OPERATIONS                        8,000.00
PIEDMONT FOUNDRY SUPPLY                                   74,544.50
PITNEY BOWES CREDIT CORP                                   1,737.99
PITNEY BOWES PURCHASE POWER                                  516.99
PORTER WARNER IND                                         41,211.00
POTOMAC ENVIRONMENTAL                                     13,011.36
PRECISION HYDRAULICS CO                                    2,380.12
PRO CHEM INCORPORATED                                        380.00
PROCHEM ANALYTICAL                                           235.00
PROFORMA                                                   1,472.26
PROVIDENT LIFE                                                81.46
PROVIDENT LIFE & ACCIDENT                                  2,354.46
QSI, INC                                                   1,890.30

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
JULY 2005

                  VENDOR                        TOTAL DISBURSEMENTS
--------------------------------------------    -------------------
R.I. LAMPUS                                              116,311.84
REBECCA B. CONNELLY                                        1,200.00
RED HILL GRINDING WHEEL                                    2,220.00
REI CONSULTANTS                                              659.90
REXEL                                                        856.93
RICHMOND SECURITY SERVICES                                10,340.11
RIVER RIDGE SUPPLY CO                                         38.86
RSC                                                        5,730.15
SAFETY-KLEEN                                                 396.00
SAF-GARD SAFETY SHOE                                       1,449.85
SALEM TOOLS                                                1,207.28
SAM'S CLUB                                                   210.00
SCHAEFER BRUSH MFG                                           892.53
SERVICE FIRST                                              4,887.98
SERVICE PRINTING                                             386.00
SHANAFELT MFG                                              5,677.00
SMITH SERVICES                                             9,684.00
SORRELLS, JERRY                                               94.50
SOUTHERN AIR                                               2,023.75
SOUTHERN GRAPHICS & SUPPLY                                   125.00
SOUTHERN MAINTENANCE SUPPLY                                3,162.01
SPECIAL K LANDSCAPING                                      5,625.00
SPECIALTY FOUNDRY PRODUCTS                                16,663.15
SPRAYING SYSTEMS                                             755.16
STAHL, INC                                                   655.37
STAHURA COMPANY                                            6,000.00
STERICYCLE INC                                               355.84
SUPERIOR GRAPHITE                                         12,504.00
T. H. COMMUNICATIONS                                         540.00
TEMPLETON'S MKT                                            1,149.17
TENNANT COMPANY                                              174.30
TEST EQUIPMENT DIST LLC                                    1,433.43
THE MASA CORP                                              8,284.30
THERMAL TECHNOLOGIES                                       2,625.00
THERMO ELECTRON SCIENTIFIC                                   996.39
THOMPSON TRUCKING                                         47,451.73
TICE - ANDERSON, PATSY                                       184.32
TIME TECHNOLOGIES                                             81.12
TINIUS OLSEN TESTING MACH INC.                             1,550.00
TORRENCE PLUMBING                                          2,617.50
TRANSMAN                                                  46,299.00
TREASURER OF VA                                           20,676.81
TRUCK BODY CORPORATION                                        34.17
TUSCOLA SAGINAW BAY RAILWAY                               41,382.00
U S ELECTRICAL TOOL                                        1,157.00
UNITED HYDRAULICS INC                                     30,976.06
UNITED WAY OF CENTRAL VA                                   4,263.08
VA CAROLINA BELTING                                        8,175.08
VA DEPT OF TAX                                             1,554.10
VA FLUID POWER                                               721.00
VALLEY FASTENERS                                           4,751.45
VBS                                                        1,924.56
VERIZON                                                    2,500.00
VIRGINIA CAROLINA CONTROLS                                   784.20
VIRGINIA GEOTECHNICAL SERVICES                               581.83
WALKER NATIONAL, INC                                         850.00
WENDT DUNNINGTON                                             837.46
WEXFORD SAND COMPANY                                       7,900.00
WHEELABRATOR                                              16,261.75
WHEELABRATOR ABRASIVES                                    29,732.00
WHITING CORPORATION                                           42.46
WIGGINGTON RD FAMILY PRACTICE                                966.00
WILEY & WILSON                                             2,709.99
WILLIAMS, CLARENCE                                         6,190.80
WILLIAMSON & WILMER                                           43.70
WOOLDRIDGE HEATING & AIR                                     550.00
WYNDHURST FAMILY MEDICINE                                    120.00
XEROX CORPORATION                                          4,433.47
XPEDX                                                      9,176.16
                                                --------------------

                                                $      6,265,022.65

LYNCHBURG FOUNDRY
CASE NO. 04-67606
AT 7/31/05

ARCHER CREEK - BANK RECONCILIATION

Bank Balance                                    $                 -

Outstanding AP Checks                                    553,969.41
Outstanding PR Checks                                    155,804.00
Misc Reconciling Items Adjusted in August.                (3,239.70)
                                                -------------------
                                                         706,533.71

Unadjusted GL Balance                                    706,533.71
                                                -------------------

Difference                                      $                 -
                                                ===================

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

   DATE      CHECK   OUTSTANDING      DATE     CHECK   OUTSTANDING      DATE     CHECK   OUTSTANDING
----------   -----   -----------   ---------   -----   -----------   ---------   -----   -----------
 10/8/2004   15418   $     28.35   7/26/2005   21582        485.52   7/29/2005   21660      1,089.38
 10/8/2004   15419         85.61   7/26/2005   21583        169.15   7/29/2005   21661        279.00
 10/8/2004   15421         28.35   7/26/2005   21584         10.00   7/29/2005   21662      4,797.19
10/11/2004   15430         52.67   7/26/2005   21585         24.25   7/29/2005   21663        275.00
10/14/2004   15447         42.76   7/26/2005   21586      1,912.00   7/29/2005   21664      1,712.06
10/15/2004   15452        296.64   7/26/2005   21587        602.55   7/29/2005   21665        524.40
10/22/2004   15555         48.50   7/26/2005   21589      4,000.00   7/29/2005   21666      1,925.10
 4/12/2005   19012      3,239.70   7/27/2005   21590        122.94   7/29/2005   21667        111.74
  5/6/2005   19591      6,020.00   7/27/2005   21591     22,638.00   7/29/2005   21668         92.38
  5/6/2005   19619        442.36   7/28/2005   21593      1,220.53   7/29/2005   21669        146.28
 6/30/2005   20998     19,450.00   7/28/2005   21594        884.06   7/29/2005   21670        207.00
 6/30/2005   21010         42.35   7/28/2005   21595      1,660.00   7/29/2005   21671      6,784.56
 6/30/2005   21011        478.00   7/28/2005   21596        125.00   7/29/2005   21672         99.23
 6/30/2005   21012        206.20   7/28/2005   21597      2,676.00   7/29/2005   21673     10,104.73
 6/30/2005   21013      1,912.00   7/29/2005   21603      1,246.70   7/29/2005   21674         59.85
  7/5/2005   21092        860.16   7/29/2005   21604      3,568.45   7/29/2005   21675        216.50
  7/8/2005   21234        613.75   7/29/2005   21605      3,056.41   7/29/2005   21676        127.16
 7/13/2005   21276         51.52   7/29/2005   21606      1,021.98   7/29/2005   21677        516.99
 7/14/2005   21361      1,417.05   7/29/2005   21607     16,138.05   7/29/2005   21678      2,354.46
 7/14/2005   21364        174.30   7/29/2005   21609      9,326.95   7/29/2005   21679        450.00
 7/19/2005   21385        480.00   7/29/2005   21610          9.84   7/29/2005   21680         94.50
 7/19/2005   21402         30.00   7/29/2005   21611        419.96   7/29/2005   21681      3,850.14
 7/19/2005   21428      2,500.00   7/29/2005   21612        123.83   7/29/2005   21682         50.00
 7/19/2005   21429      1,025.88   7/29/2005   21613        960.15   7/29/2005   21683      2,830.08
 7/19/2005   21430        195.30   7/29/2005   21614        197.12   7/29/2005   21684     21,240.00
 7/19/2005   21431        600.00   7/29/2005   21615      1,059.50   7/29/2005   21685        250.00
 7/19/2005   21433         12.00   7/29/2005   21616        571.10   7/29/2005   21686        150.00
 7/21/2005   21445        309.08   7/29/2005   21617         35.32   7/29/2005   21688        150.00
 7/22/2005   21446      2,028.77   7/29/2005   21618      3,968.45   7/29/2005   21689        190.26
 7/22/2005   21452      2,620.20   7/29/2005   21619      1,990.50   7/29/2005   21690         11.50
 7/22/2005   21455     14,372.95   7/29/2005   21621     17,400.00   7/29/2005   21691        734.85
 7/22/2005   21484        266.79   7/29/2005   21622        595.18   7/29/2005   21692        588.58
 7/22/2005   21486      2,108.25   7/29/2005   21623        177.00   7/29/2005   21693         15.50
 7/22/2005   21494         38.86   7/29/2005   21624        727.85   7/29/2005   21694        884.06
 7/22/2005   21510      4,360.21   7/29/2005   21625      3,057.89   7/29/2005   21695         72.91
 7/22/2005   21511        120.00   7/29/2005   21626        501.64   7/29/2005   21696         15.33
 7/22/2005   21514        100.00   7/29/2005   21627      2,196.80   7/29/2005   21697        205.00
 7/22/2005   21523        110.45   7/29/2005   21628      5,734.90   7/29/2005   21698        303.50
 7/22/2005   21524         18.50   7/29/2005   21629        350.42   7/29/2005   21699      1,110.90
 7/26/2005   21535        410.68   7/29/2005   21630      1,336.15   7/29/2005   21700      7,260.60
 7/26/2005   21545    121,145.00   7/29/2005   21631        100.85   7/29/2005   21701        155.00
 7/26/2005   21551        370.07   7/29/2005   21632        105.35   7/29/2005   21702         26.00
 7/26/2005   21552         71.29   7/29/2005   21633      3,500.00   7/29/2005   21703         79.72
 7/26/2005   21553        417.45   7/29/2005   21634        769.80   7/29/2005   21704        588.50
 7/26/2005   21555        589.00   7/29/2005   21635      1,977.50   7/29/2005   21705        604.80
 7/26/2005   21556        679.66   7/29/2005   21636         78.18   7/29/2005   21706         14.97
 7/26/2005   21557        682.50   7/29/2005   21637         78.28   7/29/2005   21707      3,217.50
 7/26/2005   21558     15,314.48   7/29/2005   21638         46.24   7/29/2005   21708         16.09
 7/26/2005   21559        696.00   7/29/2005   21639        869.69   7/29/2005   21709      7,938.00
 7/26/2005   21560      9,447.39   7/29/2005   21640      1,463.25   7/29/2005   21710      7,938.00
 7/26/2005   21561         16.45   7/29/2005   21641      6,468.96   7/29/2005   21711        878.83
 7/26/2005   21562        759.76   7/29/2005   21642        380.00   7/29/2005   21712         10.00
 7/26/2005   21563      2,174.40   7/29/2005   21643        328.56   7/29/2005   21713        850.00
 7/26/2005   21566        320.00   7/29/2005   21644         96.89   7/29/2005   21714      1,779.53
 7/26/2005   21567        275.30   7/29/2005   21645     16,002.56   7/29/2005   21715        186.75
 7/26/2005   21568        222.00   7/29/2005   21646        274.90   7/29/2005   21716     27,438.13
 7/26/2005   21569        638.17   7/29/2005   21647      1,417.10   7/29/2005   21717        134.53
 7/26/2005   21570      1,385.00   7/29/2005   21648        784.92   7/29/2005   21719     20,580.00
 7/26/2005   21571        595.00   7/29/2005   21649      4,560.18   7/29/2005   21720         60.20
 7/26/2005   21572         63.99   7/29/2005   21650      3,520.00
 7/26/2005   21573          5.50   7/29/2005   21651        655.37                       $553,969.41
 7/26/2005   21574      3,381.84   7/29/2005   21652      6,000.00
 7/26/2005   21575      2,610.00   7/29/2005   21653        600.43
 7/26/2005   21576         16.58   7/29/2005   21654      2,308.85
 7/26/2005   21577        160.00   7/29/2005   21655      1,550.00
 7/26/2005   21578         33.33   7/29/2005   21656      2,617.50
 7/26/2005   21579        596.00   7/29/2005   21657      5,712.71
 7/26/2005   21580      1,150.00   7/29/2005   21658      3,026.58
 7/26/2005   21581        260.00   7/29/2005   21659        721.00

Intermet Corporation and Subsidiaries
Cash Activity Analysis:                                   MONTHLY CASH STATEMENT
Month Ended 7/31/2005

                                                       CASE NO. 04-67606
                                              LYNCHBURG FOUNDRIES - (RADFORD FOUNDRY)
                                              ---------------------------------------
TOTAL DISBURSEMENTS (CORPORATE DEBIT MEMOS)                         $           7,021

Radford's payroll is consolidated with the Corporate payroll due to immateriality.
Radford's disbursements are paid and allocated by Corporate.
Radford had no active bank accounts during the current month.

RADFORD FOUNDRY                                                CASE NO. 04-67606
CASH DISBURSEMENTS
JULY 2005

       VENDOR           TOTAL DISBURSEMENTS
---------------------   -------------------
AETNA                   $            103.58
CITY OF RADFORD                    6,939.78
LINA (FORMERLY CIGNA)                (72.00)
PROVIDENT LIFE                        49.59
                        -------------------

                        $          7,020.95

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: LYNCHBURG FOUNDRY, INC.   Capacity:  ___   Shareholder
      Case Number:  04-67606               ___   Officer
                                           ___   Director
                                           ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

         Health Insurance        _______        _______

         Life Insurance          _______        _______

         Retirement              _______        _______

         Company Vehicle         _______        _______

         Entertainment           _______        _______

         Travel                  _______        _______

         Other Benefits          _______        _______

         Total Benefits          _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

         Rent Paid               _______        _______

         Loans                   _______        _______

         Other (Describe)        _______        _______

         Other (Describe)        _______        _______

         Other (Describe)        _______        _______

         Total Other Payments    _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $     0

Dated: AUGUST 22, 2005                  ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Lynchburg Foundry, Inc.
                                                           Case Number: 04-67606

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                   CARRIER                    POLICY PERIOD
--------------                   -------                    -------------
Property                         Lloyds                     11/1/04-11/1/05
Boiler/Machine                   Hartford                   11/1/04-11/1/05
Cargo                            Fireman's Fund             11/1/04-11/1/05
Truck Cargo                      Fireman's Fund             11/1/04-11/1/05

Aviation                         USAIG                      11/1/04-11/1/05

Fiduciary                        St. Paul                   11/1/04-11/1/05

Primary D&O                      St. Paul                   11/1/04-11/1/05
Excess D&O                       Chubb                      11/1/04-11/1/05
Excess D&O                       Platte River               11/1/04-11/1/05

Crime                            AIG                        12/1/04-12/1/05

General Liability                ACE                        12/22/04-12/22/05
Umbrella                         National Union             12/22/04-12/22/05

Workers' Comp                    ACE                        12/22/04-6/22/05
                                                            & 6/22/05-12/22/05

Excess Workers' Comp             ACE                        12/22/04-12/22/05

Auto                             ACE                        12/22/04-12/22/05

Foreign (DIC)                    ACE                        12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED JULY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67608
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
NORTHERN CASTINGS CORP.                     )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]   Operating Statement                         (Form 2)

      [X]   Balance Sheet                               (Form 3)

      [X]   Summary of Operations                       (Form 4)

      [X]   Monthly Cash Statement                      (Form 5)

      [X]   Statement of Compensation                   (Form 6)

      [X]   Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                             YES  [X]    NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                             YES  [X]    NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                             YES  [X]    NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                             YES  [X]    NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                             YES  [X]    NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005                 /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer   (248) 952-2500
                                       -----------------------   ---------------
                                       Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 7-31-05
($000's)

                                                                                   CASE #04-67608
                                                                                      NORTHERN
                                                                                      CASTINGS
                                                                      ------------------------------------------
                                                                      Current Month           Total Since Filing
                                                                      -------------           ------------------
Net Sales                                                                1,380                       15,891

Cost of Goods Sold

Materials and Freight                                                      (19)                       3,454
Wages - Hourly                                                             317                        2,428
Wages-Salary                                                                89                          837
Employee Benefits and Pension                                              107                        1,134
 Repairs & Maintenance                                                     131                          874
Supplies                                                                   129                          993
Utilities                                                                  136                        1,445
Purchased Components/Services                                              101                          803
Income(loss) from Pattern Sales                                             (8)                        (188)
 Fixed Asset - (gain/loss)                                                   -                            -
 MIS Expense                                                                13                          120
 Travel & Entertainment                                                      3                           24
 Other Variable Costs                                                       83                          498
 Depreciation & Amortization                                                38                          410
 Other Allocated Fixed Costs                                                 -                            -
 Other Fixed Costs                                                          16                          241
                                                                         -----                       ------
Cost of Goods Sold                                                       1,136                       13,073

Gross Profit                                                               244                        2,818

Plant SG&A Expense                                                           -                           (2)
SG&A Expense - Allocation (Sched 1)                                         51                          496
 Other Operating Expenses                                                    -                            -
                                                                         -----                       ------
 Total Operating Expenses                                                   51                          494

 Operating Profit                                                          193                        2,324

 Outside Interest Income                                                     -                            -
 Outside Interest (Expense)                                                  -                            -
 Intercompany Interest Income                                                -                            -
 Intercompany Interest (Expense)                                           (36)                        (175)
 Charges (From) Affiliates                                                   -                            -
 Charges To Affiliates                                                       -                            -
 Gain/(Loss) On Sales Of Assets                                              -                            -
 Outside Dividend Income                                                     -                            -
 Foreign Exchange Gain/(Loss)                                                -                            -
Income/Loss From European Operations                                         -                            -
 Other Income/(Expense)                                                      -                            -
                                                                         -----                       ------
 Total Non-Operating Expenses                                              (36)                        (175)
 Income Before Income Taxes                                                157                        2,149
 Income Tax Expense                                                          -                            4
                                                                         -----                       ------
 Net Income                                                                157                        2,145
                                                                         =====                       ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                            July
                                                           ------
Officer Compensation                                       $  189
Salary Expense other Employees                                968
Employee Benefits and Pension                                 108
Payroll Taxes                                                  53
Other Taxes                                                     3
Rent and Lease Expense                                        186
Interest Expense
Insurance                                                      54
Automobile and Truck Expense                                   12
Utilities(Gas Electric,Phone)                                  41
Depreciation                                                   93
Travel and Entertainment                                       78
Repairs and Maintenance                                        48
Advertising/Promotion                                           7
Supplies, Office Expense                                       17

OTHER:

Contributions                                                   4
Professional Fees - Audit/Tax                                 350
Bank Fees                                                      24
Public Reporting Fees                                          15
Employee Relocation/Training                                   41
Data Processing                                                23
Dues and Subscriptions                                         15
Outside Services                                               83
Project Development Costs net of Billings                     114
Director Fees                                                  25
Miscellaneous                                                   2
Legal Fees                                                      4
Cost Allocation - Europe                                      (78)
Cost Allocation - Out                                        (168)
                                                           ------
                                                           $2,309
                                                           ======

Allocation:

Wagner Castings                                               191
Northern Castings                                              51
Ironton Iron                                                    0
Lynchburg Foundry                                             193
Columbus Foundry                                              313
Wagner Havana                                                   0
Intermet U.S. Holdings                                        261
Cast-Matic Corp.                                               82
Diversified Diemakers                                         257
Ganton Technologies                                           168
Tool Products                                                 137
Corporate                                                     656
                                                           ------
Total                                                      $2,309
                                                           ======

Intermet Corp and Subsidiaries
Balance Sheet as of 07-31-05
($000's)

                                                                       CASE #04-67608
                                                                       --------------
                                                                          NORTHERN
                                                                          CASTINGS
                                                                       --------------
Cash And Equivalents                                                     $      -
Accounts Receivable                                                         2,902
Short-Term Intercompany Receivables                                             -
Inventories                                                                 1,536
Other Current Assets                                                            4
                                                                         --------
    TOTAL CURRENT ASSETS                                                    4,442

Land and Buildings                                                          2,266
 Machinery & Equipment                                                      9,566
 Construction In Progress                                                   1,859
                                                                         --------
 Total Fixed Assets                                                        13,691
 Accumulated Depreciation                                                 (10,134)
                                                                         --------
    NET FIXED ASSETS                                                        3,557

 Investment In Subsidiaries                                                     -
Investment In European Operations                                               -
 Long-Term Intercompany Receivables                                        10,258
 Deferred Taxes, Long-Term Asset                                                -
 Other Assets                                                                 115
                                                                         --------

    TOTAL ASSETS                                                         $ 18,372
                                                                         ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                         $  1,027
Wages and Salaries  (See schedule)                                             65
Taxes Payable - (See schedule)                                                160
                                                                         --------
  TOTAL POST PETITION LIABILITIES                                           1,252

SECURED LIABILITIES:
SECURED DEBT                                                                    -

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                                           -
 Accrued Tax - State                                                            -
 Accrued Property Taxes                                                        29
 Accrued Workers Comp.                                                         49
 Accrued Payroll                                                                -
Accrued Payroll Taxes                                                           -
                                                                         --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                     78

UNSECURED LIABILITIES
Accounts Payable                                                            1,661
Senior  & IDR Bonds                                                             -
                                                                         --------
TOTAL UNSECURED LIABILITIES                                                 1,661

OTHER LIABILITIES
Accrued Liabilities                                                           315
Short-Term Intercompany Payables                                                1

 Retirement Benefits                                                            -
 Deferred Taxes - Long-Term Liability                                           -
 Other Long-Term Liabilities                                                    -
 Long-Term Intercompany Payables                                                -
 Minority Interest                                                              -
                                                                         --------
 TOTAL LIABILITIES                                                          3,307

 Common Stock                                                                   -
 Capital In Excess Of Par Value                                             1,800
Retained Earnings - Prepetition                                            11,120
Retained Earnings - Post Petition                                           2,145
Equity In European Operations
 Accumulated Translation Adjustment                                             -
 Minimum Pension Liability Adjustment                                           -
 Unearned Restricted Stock                                                      -
                                                                         --------
TOTAL SHAREHOLDER EQUITY                                                   15,065
                                                                         --------
 TOTAL LIABILITIES AND EQUITY                                            $ 18,372
                                                                         ========

PERIOD ENDED: 07-31-05           NORTHERN CASTINGS CORP.          CASE #04-67608

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                   Balance                                                    Balance
                                                    as of            Accrued/          Payments/               as of
                                                   6/30/05           Withheld          Deposits               7/31/05
                                                  --------           --------          --------               --------
Income tax withheld: Federal                     ($  2,742)         ($ 47,646)         $ 43,155              ($  7,232)
Income tax withheld: State                          (1,363)           (20,477)           18,687                 (3,153)
Income tax withheld: Local                               0                  0                 0                      0
FICA Withheld                                       (3,063)           (34,895)           32,523                 (5,435)
Employers FICA                                      (2,769)           (31,832)           29,460                 (5,141)
Unemployment Tax: Federal                          (10,230)            (4,973)           16,032                    829
Unemployment Tax: State                                  0                  0                 0                      0
All Other Payroll W/H                                    0                  0                 0                      0

State Taxes: Inc./Sales/Use/Excise                  (2,286)           (25,217)            2,285                (25,218)
Property Taxes                                      (9,556)            (2,000)                0                (11,556)

Workers Compensation                               (99,626)           (15,000)           11,790               (102,836)
                                                 ---------          ---------          --------              ---------

Total                                            ($131,634)         ($182,041)         $153,932              ($159,742)

Wages and Salaries                                (108,789)          (746,160)          790,189                (64,759)
                                                 ---------          ---------          --------              ---------

Grand Total                                      ($240,423)         ($928,201)         $944,121              ($224,502)
                                                 =========          =========          ========              =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                      Total             0-30 Days         30-60 Days          Over 60 Days
                                                ----------         ----------         ----------          ------------
Accounts Payable                                $1,027,434         $1,027,434          $      0              $     0
Accounts Receivable                             $2,987,822         $2,742,229          $212,593              $33,000

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 7/31/2005

                                                                             MONTHLY CASH STATEMENT
                                                                                CASE # 04-67608
                                                                          NORTHERN CASTINGS (HIBBING)
                                                              ---------------------------------------------------
                          ACCOUNT TYPE                         DEPOSIT          AP       PR (HOURLY)  PR (SALARY)
                           ACCOUNT #                          5401086458    2770716435   2770716427    2.771E+09
                              BANK                            Stan. Fed.    Stan. Fed.    Stan. Fed.   Stan. Fed.
BEGINNING BANK BALANCE                                                 -             -           -           -
RECEIPTS                                                       1,284,050             -           -           -
TRANSFERS IN (CORPORATE)                                               -       722,273     382,151      73,173
DISBURSEMENTS                                                          -      (722,273)   (382,151)    (73,173)
TRANSFERS OUT (CORPORATE)                                     (1,284,050)            -           -           -

                                                              ----------   -----------    --------     -------
ENDING BANK BALANCE                                                    -             -           -           -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                          521,827
CHECKS ISSUED                                                                  911,090
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                         422,343
CORPORATE DEBIT MEMOS                                                           55,293
                                                                           -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)               $ 1,910,553
                                                                           ===========

OUTSTANDING CHECKS AS OF JUNE 30                                               183,885
VOIDED CHECKS OUTSTANDING AS OF JUNE 30                                              -
Checks Issued During July                                                      911,090
CHECKS CLEARED DURING JULY                                                    (719,988) Dept of Revenue EFT of $ 2,285 excluded.
                                                                           -----------
OUTSTANDING CHECKS AS OF JULY 31 (SEE OUTSTANDING CHECKLIST)               $   374,987
                                                                           ===========

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
JULY 2005

        VENDOR                                               TOTAL DISBURSEMENTS
        ------                                               -------------------
3 RIVERS TRUCKING                                                $ 16,782.91
ABB                                                                 8,020.00
ACE INSURANCE                                                       3,434.74
ADVANCED TECHNOLIGIES                                                 122.00
AETNA U.S. HEALTHCARE                                               1,402.67
AIR HYDRAULICS SYSTEMS                                                139.68
AIR HYDRAULICS SYSTEMS                                                429.63
AIR POWER EQUIPMENT                                                   196.05
AIRGAS - NORTH CENTRAL                                              2,093.29
AIRGAS - NORTH CENTRAL                                              4,729.33
ALTER TRADING                                                      46,187.05
AMERICAN COLLOID CO                                                17,030.37
AMERICAN COLLOID CO                                                18,450.33
AMERIPRIDE LINEN                                                      731.10
AMERIPRIDE LINEN                                                      742.92
ANALYTICAL PROCESS LAB                                                 75.00
ANDERSON-CRANE                                                         31.47
ANDERSON-CRANE                                                        707.20
B & R ENGINEERING                                                     207.00
B & R ENGINEERING                                                   1,221.00
BALDWIN SUPPLY                                                      1,529.67
BALDWIN SUPPLY                                                      3,289.99
BDI - BEARING                                                         689.09
BECKSTROM, BRUCE                                                       93.57
BECKSTROM, BRUCE                                                      254.97
BEE LINE AUTO CENTER                                                  492.39
BEHR IRON                                                         220,444.74
BEHR SPECIALTY                                                     10,140.00
BOB SCOFIELD TRUCKING                                               3,685.00
BOB SCOFIELD TRUCKING                                               3,992.10
BOB SCOFIELD TRUCKING                                               7,978.56
BOOTH, RICHARD                                                        604.81
BRUCE R SMITH                                                       2,184.00
CARQUEST AUTO PARTS                                                    29.93
CARQUEST AUTO PARTS                                                   236.55
CAST CORPORATION                                                    6,870.00
CAST CORPORATION                                                   20,412.00
CCX                                                                 1,085.02
CENTRAL TRANSPORT                                                     147.86
CLEMENT COMMUNICATIONS                                                324.58
CONWAY CENTRAL                                                             -
DAVID STAHL                                                           151.59
DIDION INTERNATIONAL                                                1,591.20
DIDION INTERNATIONAL                                               20,162.42
DISA                                                                4,262.40
DISA                                                                5,574.50
DIXIE INDUSTRIAL FINISHING                                          1,801.08
DOMINOS PIZZA                                                         570.00
DORSEY & WHITNEY                                                    1,024.64
DULUTH CLINIC                                                         560.00
E.E.P. GROUP                                                        4,860.00
EESCO                                                                 851.83
ELKEM                                                              97,736.38

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
JULY 2005

        VENDOR                                               TOTAL DISBURSEMENTS
        ------                                               -------------------
EMSCO                                                               1,705.00
ENTERPRISE                                                            766.34
ERICKSON LUMBER                                                       376.18
EXPRESS PRINT                                                          69.23
FASTENAL CO                                                         1,125.71
FERRELLGAS                                                            607.50
FISHER, JESSE                                                         511.92
FULL CIRCLE IMAGE                                                      40.77
G A P ENGINEERING                                                   5,150.50
GEARY'S GROCERY                                                        21.80
GEARY'S GROCERY                                                        32.70
GEARY'S GROCERY                                                        38.15
GEARY'S GROCERY                                                        38.15
GEARY'S GROCERY                                                        38.15
GEARY'S GROCERY                                                        43.60
GIL-MAR                                                                    -
GIL-MAR                                                                    -
GIL-MAR                                                             4,912.50
GIL-MAR                                                            11,940.00
GMP LOCAL 21B                                                       1,301.00
HI TEMP CORP                                                        5,442.91
HI TEMP CORP                                                        6,486.35
HI TEMP CORP                                                        6,808.75
HIBBING COMMUNITY COLLEGE                                           3,440.00
HIBBING PAYROLL (INCLUDES AMOUNTS DISBURSED BY CORP)              422,342.93
HIBBING SALVAGE                                                       900.51
HWP RIGGING                                                        50,000.00
HYTEST SAFETY FOOTWEAR                                                219.86
HYTEST SAFETY FOOTWEAR                                                387.57
I.R.B. INC.                                                           682.50
I.R.B. INC.                                                         1,774.50
INDUCTOTHERM                                                        4,290.12
IRS                                                                    50.00
IRS                                                                    50.00
IRS                                                                    50.00
IRS                                                                    50.00
J. N. JOHNSON                                                         399.89
JASON JUKICH                                                           50.00
JASON PIERSON                                                          82.00
JOHNSON FLORAL                                                         36.45
KEN'S A-1 AUTO                                                        419.20
KIRSCHER TRANSPORT                                                  3,232.50
L & L RENTALS                                                         660.23
L & P GAS SOULUTIONS                                                1,665.00
LABQUIP CORPORATION                                                   361.94
LARPEN METALLURGICAL                                                9,387.00
LARPEN METALLURGICAL                                               21,676.50
LECO CORPORATION                                                    1,138.91
LEKATZ, MIKE                                                          562.50
LERCH BORTHERS INC                                                    100.00
LIN ROE SERVICES                                                    1,500.00
LINA                                                                    8.00
LUCARELLI, MARK                                                        83.07
LUCARELLI, MARK                                                       954.25

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
JULY 2005

        VENDOR                                               TOTAL DISBURSEMENTS
        ------                                               -------------------
MARK LUCARELLI                                                        500.00
MARK LUCARELLI                                                      1,600.00
MCMASTER CARR                                                         802.13
MESABI OFFICE EQUIPMENT                                             1,302.50
METOKOTE CORPORATION                                                1,697.48
METOKOTE CORPORATION                                                1,868.00
METOKOTE CORPORATION                                                2,758.42
MIDTOWN MACHINE & MECHANICAL                                          643.26
MIDWAY PACKAGING                                                    1,880.25
MIDWEST COMPUTER DEPOT                                                170.00
MIDWEST COMPUTER DEPOT                                              1,797.88
MIELKE ELECTRIC WORKS                                                 563.39
MILLER & CO                                                        19,502.00
MINNESOTA CHILD SUPPORT                                               773.00
MINNESOTA INDUSTRIES                                                1,209.54
MINNESOTA INDUSTRIES                                                3,314.58
MINNESOTA POWER                                                   133,125.59
MINNESOTA SAFETY COUNCIL                                              585.00
MINNESOTA SUPPLY                                                           -
MINNESOTA SUPPLY                                                    9,303.18
MINN-TECH ELECTRONICS                                               1,220.15
MINN-TECH ELECTRONICS                                               1,638.40
MN CHILD SUPPORT                                                    2,384.12
MN CHILD SUPPORT                                                    2,732.78
MN CHILD SUPPORT                                                    2,759.55
MN DEPT OF REV                                                         26.22
MN DEPT OF REV                                                         34.03
MN DEPT OF REV                                                         45.22
MN DEPT OF REV                                                         51.60
MN SOCIETY OF CPA'S                                                   257.00
MODAL SHOP                                                          6,100.00
MORRIS MATERIAL HANDLING                                              329.69
MORRIS MATERIAL HANDLING                                              688.94
NATIONAL METAL                                                     18,540.00
NEW CASTLE E-COATING PLUS                                           4,334.11
NORTH STAR IMAGING                                                  2,234.41
NORTH STAR IMAGING                                                  2,286.54

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
JULY 2005

        VENDOR                                               TOTAL DISBURSEMENTS
        ------                                               -------------------
NORTHERN TECHNOLOGIES                                                 166.00
NORTHERN TECHNOLOGIES                                                 332.00
NORTHERN TECHNOLOGIES                                                 396.84
NORTHERN TECHNOLOGIES                                                 793.69
NORTHLAND CONSULTING                                                2,180.00
OCCUPATIONAL DEV. CENTER                                            1,462.50
OCCUPATIONAL DEV. CENTER                                            1,821.00
OFFICE NORTH                                                          231.17
OFFICE NORTH                                                        1,494.12
OLD HOWARD                                                             65.73
OMNISOURCE                                                         87,155.48
PRECISION REPAIR & CALIBRATION                                        840.00
PROFORMA                                                            1,255.29
PROVIDENT LIFE                                                        359.41
PROVIDENT LIFE                                                         67.29
PUBLIC UTILITIES                                                    5,286.27
QUICK, ALAN                                                           113.00
R C FABRICATORS                                                     5,720.00
R. E. NICHOLSON VENTRUES                                              250.00
RADKO IRON & SUPPLY INC                                               688.39
RADKO IRON & SUPPLY INC                                             9,613.23
RADOTICH INC                                                        1,996.00
RADOTICH INC                                                      171,781.37
RANGE BUILDING MAINTENANCE                                          1,166.18
RANGE STEEL FABRICATORS                                             1,156.59
RANGE STEEL FABRICATORS                                             2,313.18
RANGE WATER CONDITIONING                                               47.93
RESERVE ACCOUNT                                                       500.00
SAGETY-KLEEN CORP                                                     126.74
SEARCH RESOURCES INC                                                  236.20
SECURITAS SEC SERV                                                  1,610.30
SERCH RESOURCES                                                       224.39
SIM SUPPLY                                                          2,903.11
ST LOUIS COUNTY WASTE DEPT                                         10,000.00
SULLIVAN CANDY & SUPPLY                                               374.64
SULLIVAN CANDY & SUPPLY                                               641.48
TINIUS OLSEN TESTING                                                1,676.00
TODD SCHMELZER                                                        313.44
TOWN & COUNTRY                                                     22,548.00
TOWN & COUNTRY                                                    185,922.42
TRANSMAN                                                           11,885.77
TRIMARK INDUSTRIAL                                                  1,062.86
TRITEC                                                              1,695.00
TRITEC                                                              2,815.00
UNIMIN                                                              9,000.00
VESUVIOUS                                                           3,358.00
VICKERS ENGINEERING                                                   352.80
VICKERS ENGINEERING                                                   407.40
VISTA EYES                                                            303.22
WEBER MARKING SYSTEMS                                                 752.01
WHEELABRATOR GROUP                                                  1,290.12
WHEELABRATOR GROUP                                                  2,364.93

                                                               $1,910,552.70

NORTHERN CASTINGS CORP
CASE NO. 04-67608
AT 7/31/05

HIBBING - BANK RECONCILIATION

Bank Balance                                                   $           -

Actual Outstanding Checks                                         374,987.30

Unadjusted GL Balance                                             374,987.30
                                                               -------------

Difference                                                     $           -
                                                               =============

NORTHERN CASTINGS CORP
OUTSTANDING CHECKS
CASE NO. 04-67608

  DATE             CHECK            OUTSTANDING
4/27/2005          76739            $  2,757.72
5/25/2005          76914                  35.94
 7/1/2005          77218               3,289.99
 7/7/2005          77274               1,085.02
7/25/2005          77320               1,868.00
7/25/2005          77321               5,574.50
7/27/2005          77330                 122.00
7/27/2005          77331                 139.68
7/27/2005          77332                 196.05
7/27/2005          77333               4,729.33
7/27/2005          77334              17,030.37
7/27/2005          77335                 742.92
7/27/2005          77336                  75.00
7/27/2005          77337                 707.20
7/27/2005          77338               1,221.00
7/27/2005          77339                 689.09
7/27/2005          77340                 492.39
7/27/2005          77342                 604.81
7/27/2005          77343                 236.55
7/27/2005          77344               6,870.00
7/27/2005          77345                 324.58
7/27/2005          77346               1,591.20
7/27/2005          77347                 851.83
7/27/2005          77348                 376.18
7/27/2005          77349               1,125.71
7/27/2005          77350                 607.50
7/27/2005          77351               5,150.50
7/27/2005          77353              11,940.00
7/27/2005          77354                 900.51
7/27/2005          77355                 387.57
7/27/2005          77356               1,774.50
7/27/2005          77357               4,290.12
7/27/2005          77358                 399.89
7/27/2005          77359                  36.45
7/27/2005          77360                 419.20
7/27/2005          77361               1,665.00
7/27/2005          77362              21,676.50
7/27/2005          77363                 100.00
7/27/2005          77364               1,500.00
7/27/2005          77365                 500.00
7/27/2005          77366                 802.13
7/27/2005          77367               1,302.50
7/27/2005          77368                 643.26
7/27/2005          77369               1,880.25
7/27/2005          77370               1,797.88
7/27/2005          77371                 563.39
7/27/2005          77372               1,638.40
7/27/2005          77373               3,314.58
7/27/2005          77374                 585.00
7/27/2005          77376               9,303.18
7/27/2005          77377               6,100.00
7/27/2005          77378                 329.69
7/27/2005          77379               2,180.00
7/27/2005          77380               1,821.00
7/27/2005          77381                 231.17
7/27/2005          77382                  65.73
7/27/2005          77383               5,720.00
7/27/2005          77384                 250.00
7/27/2005          77385               9,613.23
7/27/2005          77386               1,166.18
7/27/2005          77387               2,313.18
7/27/2005          77388                  47.93
7/27/2005          77389                 126.74
7/27/2005          77390                 224.39
7/27/2005          77391               1,610.30
7/27/2005          77392               2,903.11
7/27/2005          77393                 641.48
7/27/2005          77394              22,548.00
7/27/2005          77395               1,062.86
7/27/2005          77396               2,815.00
7/27/2005          77398               2,364.93
7/27/2005          77400               3,440.00
7/27/2005          77401                  83.07
7/27/2005          77403               3,673.32
7/27/2005          77404             171,781.37
7/28/2005          77405               2,286.54
7/29/2005          77406                  50.00
7/29/2005          77407                  45.22
7/29/2005          77408               2,732.78
7/29/2005          77409                  26.22
7/29/2005          77410                 796.69
7/29/2005          77411                  21.80

                                    $374,987.30

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: NORTHERN CASTINGS CORP.            Capacity:         ___      Shareholder
      Case Number:  04-67608                               ___      Officer
                                                           ___      Director
                                                           ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:              Weekly        or       Monthly

                                        _______                _______

CURRENT BENEFITS PAID:                  Weekly        or       Monthly

                  Health Insurance      _______                _______

                  Life Insurance        _______                _______

                  Retirement            _______                _______

                  Company Vehicle       _______                _______

                  Entertainment         _______                _______

                  Travel                _______                _______

                  Other Benefits        _______                _______

                  Total Benefits        _______                _______

CURRENT OTHER BENEFITS PAID:            Weekly        or       Monthly

                  Rent Paid             _______                _______

                  Loans                 _______                _______

                  Other (Describe)      _______                _______

                  Other (Describe)      _______                _______

                  Other (Describe)      _______                _______


                  Total Other Payments  _______                _______

CURRENT TOTAL OF ALL PAYMENTS:          Weekly        or       Monthly

                                        _______                $0

Dated:  AUGUST 22, 2005                 _______________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Northern Castings Corp.
                                                         Case Number: 04-67608

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                 CARRIER                POLICY PERIOD
--------------                 -------                -------------
Property                    Lloyds                  11/1/04-11/1/05
Boiler/Machine              Hartford                11/1/04-11/1/05
Cargo                       Fireman's Fund          11/1/04-11/1/05
Truck Cargo                 Fireman's Fund          11/1/04-11/1/05

Aviation                    USAIG                   11/1/04-11/1/05

Fiduciary                   St. Paul                11/1/04-11/1/05

Primary D&O                 St. Paul                11/1/04-11/1/05
Excess D&O                  Chubb                   11/1/04-11/1/05
Excess D&O                  Platte River            11/1/04-11/1/05

Crime                       AIG                     12/1/04-12/1/05

General Liability           ACE                     12/22/04-12/22/05
Umbrella                    National Union          12/22/04-12/22/05

Workers' Comp               ACE                     12/22/04-6/22/05
                                                    & 6/22/05-12/22/05

Excess Workers' Comp        ACE                     12/22/04-12/22/05

Auto                        ACE                     12/22/04-12/22/05

Foreign (DIC)               ACE                     12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67613
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
SUDBURY, INC.                               )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]   Operating Statement                         (Form 2)

      [X]   Balance Sheet                               (Form 3)

      [X]   Summary of Operations                       (Form 4)

      [X]   Monthly Cash Statement                      (Form 5)

      [X]   Statement of Compensation                   (Form 6)

      [X]   Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                YES  [X]       NO[ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)

                                                YES  [X]       NO[ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                YES  [X]       NO[ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                YES  [X]       NO[ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                YES  [X]       NO[ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005                  /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 7-31-05
($000's)

                                                                         CASE # 04-67613
                                                                            SUDBURY
                                                                              INC.
                                                             -------------------------------------
                                                             Current Month      Total Since Filing
                                                             -------------      ------------------
Net Sales                                                          -                     -

Cost of Goods Sold
Materials and Freight                                              -                     -
Wages - Hourly                                                     -                     -
Wages-Salary                                                       -                     -
Employee Benefits and Pension                                      -                     -
 Repairs & Maintenance                                             -                     -
Supplies                                                           -                     -
Utilities                                                          -                     -
Purchased Components/Services                                      -                     -
Income(loss) from Pattern Sales                                    -                     -
 Fixed Asset - (gain/loss)                                         -                     -
 MIS Expense                                                       -                     -
 Travel & Entertainment                                            -                     -
 Other Variable Costs                                              -                     -
 Depreciation & Amortization                                       -                   177
 Other Allocated Fixed Costs                                       -                     -
 Other Fixed Costs                                                 -                    (1)
                                                                ----               -------
Cost of Goods Sold                                                 -                   176

Gross Profit                                                       -                  (176)

Plant SG&A Expense                                                 -                     -
SG&A Expense - Allocation (Sched 1)                                -                     -
 Other Operating Expenses                                          -                62,559
                                                                ----               -------
 Total Operating Expenses                                          -                62,559

 Operating Profit                                                  -               (62,735)

 Outside Interest Income                                           -                     -
 Outside Interest (Expense)                                        -                     -
 Intercompany Interest Income                                      -                     -
 Intercompany Interest (Expense)                                   -                   (13)
 Charges (From) Affiliates                                         -                     -
 Charges To Affiliates                                             -                     -
 Gain/(Loss) On Sales Of Assets                                    -                     -
 Outside Dividend Income                                           -                     -
 Foreign Exchange Gain/(Loss)                                      -                     -
Income/Loss From European Operations                               -                     -
 Other Income/(Expense)                                            -                     -
                                                                ----               -------
 Total Non-Operating Expenses                                      -                   (13)

 Income Before Income Taxes                                        -               (62,748)

 Income Tax Expense                                                -                     -

                                                                ----               -------
 Net Income                                                        -               (62,748)
                                                                ====               =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                              July
                                                             ------
Officer Compensation                                         $  189
Salary Expense other Employees                                  968
Employee Benefits and Pension                                   108
Payroll Taxes                                                    53
Other Taxes                                                       3
Rent and Lease Expense                                          186
Interest Expense
Insurance                                                        54
Automobile and Truck Expense                                     12
Utilities(Gas Electric,Phone)                                    41
Depreciation                                                     93
Travel and Entertainment                                         78
Repairs and Maintenance                                          48
Advertising/Promotion                                             7
Supplies, Office Expense                                         17

OTHER:

Contributions                                                     4
Professional Fees - Audit/Tax                                   350
Bank Fees                                                        24
Public Reporting Fees                                            15
Employee Relocation/Training                                     41
Data Processing                                                  23
Dues and Subscriptions                                           15
Outside Services                                                 83
Project Development Costs net of Billings                       114
Director Fees                                                    25
Miscellaneous                                                     2
Legal Fees                                                        4
Cost Allocation - Europe                                        (78)
Cost Allocation - Out                                          (168)
                                                             ------
                                                             $2,309
                                                             ======

Allocation:

Wagner Castings                                                 191
Northern Castings                                                51
Ironton Iron                                                      0
Lynchburg Foundry                                               193
Columbus Foundry                                                313
Wagner Havana                                                     0
Intermet U.S. Holdings                                          261
Cast-Matic Corp.                                                 82
Diversified Diemakers                                           257
Ganton Technologies                                             168
Tool Products                                                   137
Corporate                                                       656
                                                             ------
Total                                                        $2,309
                                                             ======

Intermet Corp and Subsidiaries
Balance Sheet as of 07-31-05
($000's)

                                                           CASE # 04-67613
                                                           ---------------
                                                                SUDBURY
                                                                  INC.
                                                           ---------------
Cash And Equivalents                                           $      -
Accounts Receivable                                                   7
Short-Term Intercompany Receivables                                   -
Inventories                                                           -
Other Current Assets                                                  -
                                                               --------
    TOTAL CURRENT ASSETS                                              7

Land and Buildings                                               (2,077)
 Machinery & Equipment                                          (23,412)
 Construction In Progress                                             -
                                                               --------
 Total Fixed Assets                                             (25,489)
 Accumulated Depreciation                                        25,489
                                                               --------
    NET FIXED ASSETS                                                  -

 Investment In Subsidiaries                                           -
Investment In European Operations                                     -
 Long-Term Intercompany Receivables                              12,860
 Deferred Taxes, Long-Term Asset                                      -
 Other Assets                                                        76
                                                               --------

    TOTAL ASSETS                                               $ 12,943
                                                               ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                              $      -
 Wages and Salaries  (See schedule)                                   -
Taxes Payable - (See schedule)                                        -
                                                               --------
  TOTAL POST PETITION LIABILITIES                                     -

SECURED LIABILITIES:
SECURED DEBT                                                          -

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                            (2,031)
 Accrued Tax - State                                                  -
 Accrued Property Taxes                                              47
 Accrued Workers Comp.                                                -
 Accrued Payroll                                                      -
Accrued Payroll Taxes                                                 -
                                                               --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                       (1,984)

UNSECURED LIABILITIES
Accounts Payable                                                      2
Senior  & IDR Bonds                                                   -
                                                               --------
TOTAL UNSECURED LIABILITIES                                           2

OTHER LIABILITIES
Accrued Liabilities                                                   1
Short-Term Intercompany Payables                                      -

 Retirement Benefits                                                  -
 Deferred Taxes - Long-Term Liability                                 -
 Other Long-Term Liabilities                                          -
 Long-Term Intercompany Payables                                 64,312
 Minority Interest                                                    -
                                                               --------
 TOTAL LIABILITIES                                               62,331

 Common Stock                                                         -
 Capital In Excess Of Par Value                                  86,100
Retained Earnings - Prepetition                                 (72,740)
Retained Earnings - Post Petition                               (62,748)
Equity In European Operations                                         -
 Accumulated Translation Adjustment                                   -
 Minimum Pension Liability Adjustment                                 -
 Unearned Restricted Stock                                            -
                                                               --------
TOTAL SHAREHOLDER EQUITY                                        (49,388)
                                                               --------
 Total Liabilities And Equity                                  $ 12,943
                                                               ========

PERIOD ENDED: 07-31-05                SUDBURY INC.                CASE #04-67613

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                  Balance                                              Balance
                                                   as of          Accrued/         Payments/            as of
                                                 6/30/2005         Withheld         Deposits         07/31/2005
                                                 ---------        ---------        ----------        ----------
Income tax withheld: Federal                       $   0            $   0             $   0             $   0
Income tax withheld: State                         $   0            $   0             $   0             $   0
Income tax withheld: Local                         $   0            $   0             $   0             $   0
FICA Withheld                                      $   0            $   0             $   0             $   0
Employers FICA                                     $   0            $   0             $   0             $   0
Unemployment Tax: Federal                          $   0            $   0             $   0             $   0
Unemployment Tax: State                            $   0            $   0             $   0             $   0
All Other Payroll W/H                              $   0            $   0             $   0             $   0
                                                   $   0            $   0             $   0             $   0
State Taxes: Inc./Sales/Use/Excise                 $   0            $   0             $   0             $   0
Property Taxes                                     $   0            $   0             $   0             $   0
Workers Compensation                                   0                0                 0                 0
                                                   -----            -----             -----             -----

Total                                              $   0            $   0             $   0             $   0

Wages and Salaries                                     0                0                 0                 0
                                                   -----            -----             -----             -----

Grand Total                                        $   0            $   0             $   0             $   0
                                                   =====            =====             =====             =====

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                     0-30 Days        30-60 Days      Over 60 Days
Accounts Payable                                    $0                $0             $    0
Accounts Receivable                                 $0                $0             $7,000

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 7/31/2005

                                                             CASE # 04-67613
                                                              SUDBURY, INC.

Sudbury had no active bank accounts during the current month.
Sudbury is allocated no debit memos.

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: SUDBURY, INC.                      Capacity:         ___      Shareholder
      Case Number:  04-67613                               ___      Officer
                                                           ___      Director
                                                           ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:              Weekly         or        Monthly

                                        _______                  _______

Current Benefits Paid:                  Weekly         or        Monthly

                  Health Insurance      _______                  _______

                  Life Insurance        _______                  _______

                  Retirement            _______                  _______

                  Company Vehicle       _______                  _______

                  Entertainment         _______                  _______

                  Travel                _______                  _______

                  Other Benefits        _______                  _______

                  Total Benefits        _______                  _______

CURRENT OTHER BENEFITS PAID:            Weekly         or        Monthly

                  Rent Paid             _______                  _______

                  Loans                 _______                  _______

                  Other (Describe)      _______                  _______

                  Other (Describe)      _______                  _______

                  Other (Describe)      _______                  _______

                  Total Other Payments  _______                  _______

CURRENT TOTAL OF ALL PAYMENTS:          Weekly         or        Monthly

                                        _______                  $0

Dated: AUGUST 22, 2005                  ____________________________________
                                        Principal, Officer, Director, or Insider

                                                                          Form 6

                                                                   Sudbury, Inc.
                                                           Case Number: 04-67613

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                CARRIER              POLICY PERIOD
--------------                -------              -------------
Property                   Lloyds                11/1/04-11/1/05
Boiler/Machine             Hartford              11/1/04-11/1/05
Cargo                      Fireman's Fund        11/1/04-11/1/05
Truck Cargo                Fireman's Fund        11/1/04-11/1/05

Aviation                   USAIG                 11/1/04-11/1/05

Fiduciary                  St. Paul              11/1/04-11/1/05

Primary D&O                St. Paul              11/1/04-11/1/05
Excess D&O                 Chubb                 11/1/04-11/1/05
Excess D&O                 Platte River          11/1/04-11/1/05

Crime                      AIG                   12/1/04-12/1/05

General Liability          ACE                   12/22/04-12/22/05
Umbrella                   National Union        12/22/04-12/22/05

Workers' Comp              ACE                   12/22/04-6/22/05
                                                 & 6/22/05-12/22/05

Excess Workers' Comp       ACE                   12/22/04-12/22/05

Auto                       ACE                   12/22/04-12/22/05

Foreign (DIC)              ACE                   12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                                 )
INTERMET CORPORATION, ET AL            )     CASE NO: 04-67602
                                       )     Chapter 11
                                       )     Judge: Marci B. McIvor
SUDM, INC.                             )
                           Debtor      )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]   Operating Statement                   (Form 2)

      [X]   Balance Sheet                         (Form 3)

      [X]   Summary of Operations                 (Form 4)

      [X]   Monthly Cash Statement                (Form 5)

      [X]   Statement of Compensation             (Form 6)

      [X]   Schedule of In-Force Insurance        (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                      YES  [X]     NO[ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)
                                                      YES  [X]     NO[ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                      YES  [X]     NO[ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                      YES [X]      NO[ ]

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                      YES  [X]     NO[ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005                /s/Robert E. Belts
                                      ------------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer     (248) 952-2500
                                      -----------------------     --------------
                                      Title                       Phone

                             MONTHLY CASH STATEMENT

                          Period Ending: JULY 31, 2005

                                                          SUDM, INC.
                                                          Case Number:  04-67602

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                  General     Payroll      Tax      Cash Coll.     Petty Cash
                                   Acct.       Acct.      Acct.       Acct.           Acct.
A. Beginning Balance              _______     _______     _____     __________     ____________

B. Receipts                       _______     _______     _____     __________     ____________
   (Attach separate schedule)

C. Balance Available              _______     _______     _____     __________     ____________
   (A+B)

D. Less Disbursements             _______     _______     _____     __________     ____________
   (Attach separate schedule)

E. Ending Balance                  ALL ACTIVITY FOR SUDM, INC. IS REPORTED IN THE CONSOLIDATED
       (C-D)                       COLUMBUS FOUNDRY OPERATING REPORT (CASE #04-67609).

   (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
         1. Depository Name & Location         _____________________________

         2. Account Number                     _____________________________

Payroll Account:
         1. Depository Name & Location         _____________________________

         2. Account Number                     _____________________________

Tax Account:
         1. Depository Name & Location         _____________________________

         2. Account Number                     _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
________________________________________________________________________________

________________________________________________________________________________

Date:  AUGUST 22, 2005                            ______________________________
                                                  Debtor in Possession

                                                                          FORM 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: SUDM, INC.                 Capacity:         ___      Shareholder
      Case Number: 04-67602                        ___      Officer
                                                   ___      Director
                                                   ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly           or                Monthly

                                    _______                            _______

CURRENT BENEFITS PAID:              Weekly           or                Monthly

           Health Insurance         _______                            _______

           Life Insurance           _______                            _______

           Retirement               _______                            _______

           Company Vehicle          _______                            _______

           Entertainment            _______                            _______

           Travel                   _______                            _______

           Other Benefits           _______                            _______

           Total Benefits           _______                            _______

CURRENT OTHER BENEFITS PAID:        Weekly           or                Monthly

           Rent Paid                _______                            _______

           Loans                    _______                            _______

           Other (Describe)         _______                            _______

           Other (Describe)         _______                            _______

           Other (Describe)         _______                            _______

           Total Other Payments     _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly           or                Monthly

                                    _______                            $0

Dated: AUGUST 22, 2005              ____________________________________________
                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          FORM 6

                                                                      SUDM, Inc.
                                                           Case Number: 04-67602

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE               CARRIER                  POLICY PERIOD
--------------            --------------             ---------------
Property                  Lloyds                     11/1/04-11/1/05
Boiler/Machine            Hartford                   11/1/04-11/1/05
Cargo                     Fireman's Fund             11/1/04-11/1/05
Truck Cargo               Fireman's Fund             11/1/04-11/1/05

Aviation                  USAIG                      11/1/04-11/1/05

Fiduciary                 St. Paul                   11/1/04-11/1/05

Primary D&O               St. Paul                   11/1/04-11/1/05
Excess D&O                Chubb                      11/1/04-11/1/05
Excess D&O                Platte River               11/1/04-11/1/05

Crime                     AIG                        12/1/04-12/1/05

General Liability         ACE                        12/22/04-12/22/05
Umbrella                  National Union             12/22/04-12/22/05

Workers' Comp             ACE                        12/22/04-6/22/05
                                                     & 6/22/05-12/22/05

Excess Workers' Comp      ACE                        12/22/04-12/22/05

Auto                      ACE                        12/22/04-12/22/05

Foreign (DIC)             ACE                        12/22/04-12/22/05

NOTE:  THIS LIST DOES NOT INCLUDE IN-FORCE INSURANCE FOR FOREIGN SUBSIDIARIES.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                                 )
INTERMET CORPORATION, ET AL            )     CASE NO: 04-67610
                                       )     Chapter 11
                                       )     Judge: Marci B. McIvor
TOOL PRODUCTS, INC.                    )
                           Debtor      )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]   Operating Statement                   (Form 2)

      [X]   Balance Sheet                         (Form 3)

      [X]   Summary of Operations                 (Form 4)

      [X]   Monthly Cash Statement                (Form 5)

      [X]   Statement of Compensation             (Form 6)

      [X]   Schedule of In-Force Insurance        (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                      YES  [X]     NO[ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)
                                                      YES  [X]     NO[ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                      YES  [X]     NO[ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                      YES [X]      NO[ ]

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                      YES  [X]     NO[ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005                /s/ Robert E. Belts
                                      ------------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer     (248) 952-2500
                                      -----------------------     --------------
                                      Title                       Phone

Internet Corp. and Subsidiaries
Operating Statement
For the Month Ended 7-31-05
($000's)


                                                    CASE # 04-67610
                                                          TOOL
                                                     PRODUCTS, INC.
                                             -----------------------------------
                                             Current Month    Total Since Filing
                                             -------------    ------------------
 Net Sales                                        4,503              49,393

 Cost of Goods Sold

 Materials and Freight                              305               6,725
 Wages - Hourly                                   1,115              11,628
 Wages-Salary                                       265               2,795
 Employee Benefits and Pension                      462               4,619
 Repairs & Maintenance                              280               1,562
Supplies                                            253               2,235
Utilities                                           267               2,358
Purchased Components/Services                     1,219              11,873
Income(loss) from Pattern Sales                      39                  (3)
 Fixed Asset - (gain/loss)                            -                   2
 MIS Expense                                         19                 193
 Travel & Entertainment                              12                 147
 Other Variable Costs                                77               1,212
 Depreciation & Amortization                        229               2,153
 Other Allocated Fixed Costs                          -                  (1)
 Other Fixed Costs                                  107                 776
                                               --------            --------
Cost of Goods Sold                                4,649              48,274

Gross Profit                                       (146)              1,119

Plant SG&A Expense                                   65                 675
SG&A Expense - Allocation (Sched 1)                 137               1,340
 Other Operating Expenses                           227                 794
                                               --------            --------
 Total Operating Expenses                           429               2,809

 Operating Profit                                  (575)             (1,690)

 Outside Interest Income                              -                   -
 Outside Interest (Expense)                           -                 (21)
 Intercompany Interest Income                         -                   -
 Intercompany Interest (Expense)                    (94)               (845)
 Charges (From) Affiliates                            -                   -
 Charges To Affiliates                                -                   -
 Gain/(Loss) On Sales Of Assets                      (3)                 (3)
 Outside Dividend Income                              -                   -
 Foreign Exchange Gain/(Loss)                         -                   -
Income/Loss From European Operations                  -                   -
 Other Income/(Expense)                               -                   -
                                               --------            --------
 Total Non-Operating Expenses                       (97)               (869)

 Income Before Income Taxes                        (672)             (2,559)

 Income Tax Expense                                  58                 414
                                               --------            --------
 Net Income                                        (730)             (2,973)
                                               ========            ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                     July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                July
                                              --------
Officer Compensation                          $   189
Salary Expense other Employees                    968
Employee Benefits and Pension                     108
Payroll Taxes                                      53
Other Taxes                                         3
Rent and Lease Expense                            186
Interest Expense
Insurance                                          54
Automobile and Truck Expense                       12
Utilities(Gas Electric,Phone)                      41
Depreciation                                       93
Travel and Entertainment                           78
Repairs and Maintenance                            48
Advertising/Promotion                               7
Supplies, Office Expense                           17

OTHER:
Contributions                                       4
Professional Fees - Audit/Tax                     350
Bank Fees                                          24
Public Reporting Fees                              15
Employee Relocation/Training                       41
Data Processing                                    23
Dues and Subscriptions                             15
Outside Services                                   83
Project Development Costs net of Billings         114
Director Fees                                      25
Miscellaneous                                       2
Legal Fees                                          4
Cost Allocation - Europe                          (78)
Cost Allocation - Out                            (168)
                                              -------
                                              $ 2,309
                                              =======

Allocation:
Wagner Castings                                   191
Northern Castings                                  51
Ironton Iron                                        0
Lynchburg Foundry                                 193
Columbus Foundry                                  313
Wagner Havana                                       0
Intermet U.S. Holdings                            261
Cast-Matic Corp.                                   82
Diversified Diemakers                             257
Ganton Technologies                               168
Tool Products                                     137
Corporate                                         656
                                              -------
Total                                         $ 2,309
                                              =======

Internet Corp and Subsidiaries
Balance Sheet as of 07-31-05
($000's)

                                            CASE # 04-67610
                                            ---------------
                                                 TOOL
                                             PRODUCTS, INC.
                                            ---------------
 Cash And Equivalents                          $     58
 Accounts Receivable                              6,993
 Short-Term Intercompany Receivables                921
 Inventories                                      4,990
 Other Current Assets                                57
                                               --------
    TOTAL CURRENT ASSETS                         13,019

 Land and Buildings                              10,872
  Machinery & Equipment                          24,935
  Construction In Progress                        1,493
                                               --------
  Total Fixed Assets                             37,300
  Accumulated Depreciation                      (14,837)
                                               --------
     NET FIXED ASSETS                            22,463

  Investment In Subsidiaries                          -
 Investment In European Operations                    -
  Long-Term Intercompany Receivables              7,777
  Deferred Taxes, Long-Term Asset                     -
  Other Assets                                        -
                                               --------

     TOTAL ASSETS                              $ 43,259
                                               ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                              $  1,507
 Wages and Salaries  (See schedule)                 423
 Taxes Payable - (See schedule)                     275
                                               --------
   TOTAL POST PETITION LIABILITIES                2,205

 SECURED LIABILITIES:
 SECURED DEBT                                        31

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                -
  Accrued Tax - State                                 -
  Accrued Property Taxes                              -
  Accrued Workers Comp                              502
  Accrued Payroll                                     -
 Accrued Payroll Taxes                                -
                                               --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES         502

 UNSECURED LIABILITIES
 Accounts Payable                                 6,622
 Senior  & IDR Bonds                                  -
                                               --------
 TOTAL UNSECURED LIABILITIES                      6,622

 OTHER LIABILITIES
 Accrued Liabilities                              2,151
 Short-Term Intercompany Payables                   520

  Retirement Benefits                               249
  Deferred Taxes - Long-Term Liability                -
  Other Long-Term Liabilities                         -
  Long-Term Intercompany Payables                 2,551
  Minority Interest                                   -
                                               --------
  TOTAL LIABILITIES                              14,831

  Common Stock                                        -
  Capital In Excess Of Par Value                 19,200
 Retained Earnings - Prepetition                 12,201
 Retained Earnings - Post Petition               (2,973)
 Equity In European Operations
  Accumulated Translation Adjustment                  -
  Minimum Pension Liability Adjustment                -
  Unearned Restricted Stock                           -
                                               --------
 TOTAL SHAREHOLDER EQUITY                        28,428
                                               --------
  Total Liabilities And Equity                 $ 43,259
                                               ========

PERIOD ENDED: 07-31-05        TOOL PRODUCTS, INC. (JACKSON)       CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                Balance
                                               as of       Accrued /   Payments /     as of
                                              06-30-05     Withheld    Deposits      07-31-05
                                             ----------   ----------   ----------   ----------
Income tax withheld: Federal                 ($ 17,916)   ($ 47,234)    $ 65,151    $       0
Income tax withheld: State                           0            0            0            0
Income tax withheld: Local                           0            0            0            0
FICA Withheld                                  (11,742)     (33,260)      45,002            0
Employers FICA                                 (11,742)     (33,260)      45,002            0
Unemployment Tax: Federal                       (2,067)        (261)       2,067         (261)
Unemployment Tax: State                         (7,144)        (972)       7,254         (861)
All Other Payroll W/H                             (264)     (11,152)      11,152         (264)

State Taxes: Inc./Sales/Use/Excise              (2,007)        (669)       2,007         (669)
Property Taxes                                 (51,000)      (9,000)           0      (60,000)

Workers Compensation                           (58,148)      (6,151)       1,999      (62,301)
                                             ---------    ---------     --------    ---------

Total                                        ($162,031)   ($141,959)    $179,634    ($124,357)

Wages and Salaries                            (200,605)    (172,200)     120,207     (252,598)
                                             ---------    ---------     --------    ---------

Grand Total                                  ($362,637)   ($314,159)    $299,841    ($376,955)
                                             =========    =========     ========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                   Total        0-30 Days    30-60 Days  Over 60 Days
Accounts Payable                           ($   79,440)   ($   79,440)    $      0     $     0
Accounts Receivable                         $1,893,570     $1,569,760     $255,434     $68,376

PERIOD ENDED: 07-31-05     TOOL PRODUCTS, INC. (MINNEAPOLIS)      CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                   Balance
                                               as of        Accrued /    Payments /      as of
                                             6-30-2005      Withheld      Deposits     7-31-2005
                                             ----------     ---------    ----------    ----------
Income tax withheld: Federal                 $       0      $      0      $      0     $       0
Income tax withheld: State                   $       0      $      0      $      0     $       0
Income tax withheld: Local                   $       0      $      0      $      0     $       0
FICA Withheld                                $       0      $      0      $      0     $       0
Employers FICA                               $       0      $      0      $      0     $       0
Unemployment Tax: Federal                    $       0      $      0      $      0     $       0
Unemployment Tax: State                      $       0      $      0      $      0     $       0
All Other Payroll W/H                        $       0      $      0      $      0     $       0

State Taxes: Inc./Sales/Use/Excise           ($171,000)     ($57,000)     $171,000     ($ 57,000)
Property Taxes                               ($ 43,597)     ($11,349)     $      0     ($ 54,946)

Workers Compensation                         ($ 35,336)     ($ 7,106)     $  3,767     ($ 38,675)
                                             ---------      --------      --------     ---------

Total                                        ($249,932)     ($75,456)     $174,767     ($150,621)

Wages and Salaries                           ($177,289)     $  7,158      $      0     ($170,131)
                                             ---------      --------      --------     ---------

Grand Total                                  ($427,221)     ($68,297)     $174,767     ($320,751)
                                             =========      ========      ========     =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)      Total        0-30 Days     30-60 Days     Over 60 Days
Accounts Payable              $1,585,925     $1,585,925     $        0       $      0
Accounts Receivable           $4,810,908     $3,239,440     $1,233,813       $337,655

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 7/31/2005

                             MONTHLY CASH STATEMENT

                                           CASE # 04-67610
                                    TOOL PRODUCTS, INC (JACKSON)
                              ---------------------------------------
      ACCOUNT TYPE              LOCKBOX           AP           PR
        ACCOUNT #             5402699408      2770721757   2770721765
          BANK                 Stan Fed        Stan Fed     Stan Fed
                              -----------     ----------   ----------
BEGINNING BANK BALANCE                 -             -             -
RECEIPTS                       1,713,545             0             0
TRANSFERS IN (CORPORATE)               -       843,038       332,673
DISBURSEMENTS                          -      (843,038)     (332,673)
TRANSFERS OUT (CORPORATE)     (1,713,545)            -             -
                              ----------      --------     ---------
ENDING BANK BALANCE                    -             -             -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE              1,197,691
CHECKS ISSUED                                                        843,046
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)               486,523
CORPORATE DEBIT MEMOS                                                  2,759
                                                                 -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)     $ 2,530,020
                                                                 ===========

OUTSTANDING CHECKS AS OF JUNE 30                                     226,859
VOIDED CHECKS OUTSTANDING AS OF JUNE 30                                 (186)
CHECKS ISSUED DURING JULY                                            843,046
CHECKS CLEARED DURING JULY                                          (843,038)
                                                                 -----------
OUTSTANDING CHECKS AS OF JULY 31 (SEE OUTSTANDING CHECKLIST)     $   226,681
                                                                 ===========

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
JULY 2005

             VENDOR                        TOTAL DISBURSEMENTS
             ------                        -------------------
ACE INSURANCE                                $    1,998.88
AH ASSOCIATES                                     3,200.00
AICPA                                               180.00
AIM POWER AND FLUIDS                                652.40
AIR DRAULICS ENGINEERING CO                       3,043.14
AIRGAS SOUTH                                        788.02
ALCHEM ALUMINUM, INC. (IMCO)                    195,360.00
ALFE CORP GROUP                                   3,725.00
ALUAR                                           398,259.00
APPLIED SCALE TECHNOLOGY                            170.00
ARMOR ENVIRONMENTAL SER INC                       1,978.00
ASSOCIATED PACKAGING INC                            153.79
AVAYA                                               466.24
A-Z OFFICE RESOURCES, INC.                        2,092.43
B & B FIRE PROTECTION                               253.19
B & B TOOL AND DIE COMPANY INC                   51,125.00
BARNHILL'S                                          152.55
BELLSOUTH                                         1,428.34
BERTELKAMP AUTOMATION, INC.                       1,041.53
BLUFF CITY ELECTRONICS                            1,072.29
BOB CROWE                                           176.80
BOB FULGHAM                                         176.54
BRANDON LANGHANS                                    487.50
BUHLER INC                                        2,783.81
CANON FINANCIAL SERVICES, INC.                      814.72
CARLA ANDREWS                                       336.66
CDW COMPUTER CENTERS, INC                            68.96
CHAPTER 13 TRUSTEE                                4,837.48
CHEM STATION                                        919.17
CHEM TREND INCORPORATED                          26,782.45
CITY OF JACKSON                                   2,484.97
CLIFTON, KRISTIE                                     62.00
COLE PALLET COMPANY LLC                           3,770.00
COMPUWARE                                           594.00
CONTRA COSTA                                        380.00
CPC INC.                                        496,100.00
CRANE SERVICE INC                                 2,859.00
CROSS MACHINE TOOL CO INC                        28,990.00
D M E CORP                                        1,502.48
DANKA INDUSTRIES INC                                631.34
DAVE CLARK                                        3,494.48
DAVID TURNER                                        114.00
DESSICK WATSON                                       49.83
DIEMER ASSOCIATES INC                             1,247.27
ENGINEERED PRODUCTS DIVIS                         5,296.19
FEDERAL EXPRESS CORP                                 42.65
FERRELL GAS                                         219.70
FRANKLIN ELECTROFLUID CO                            125.20
FUGITT RUBBER AND SUPPLY CO                       5,739.15

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
JULY 2005

             VENDOR                        TOTAL DISBURSEMENTS
             ------                        -------------------
GOLDENS' FOUNDRY & MACHINE CO                     4,247.98
GOODRICH TOOL & SUPPLY                              532.69
H C I SUPPLY INC.                                21,246.76
HERSCHAL PRODUCTS INC                             1,194.30
HI TEMP PRODUCTS INC                              2,611.50
HILDRETH                                          3,825.90
HILL AND GRIFFITH COMPANY                           289.47
I SQUARED R ELEMENT CO., INC.                     1,866.12
INDUSTRIAL FIREBRICK WAREHOUSE                    1,012.29
INDUSTRIAL GYPSUM                                   370.00
JACKSON COMMUNICATIONS                              592.66
JACKSON ENERGY AUTHORITY                        100,785.65
JACKSON PAYROLL (INCLUDES CORP DISB)            486,523.43
JASON DAVIDSON                                    4,067.50
JIT FORMS                                           849.20
JONES, GRADY W.-CO. OF MEMPHIS                      124.90
KOBOLD INSTRUMENTS                                1,114.87
KTR CORP                                            351.59
L & S PRECISION TOOL                                505.50
L&H SUPPLY CO INC                                 4,417.61
LAEMPE & REICH                                    2,953.00
LIFT TRUCK SERVICE & RENTALS                        646.76
LOWE'S COMPANIES                                    838.57
MACHINE TOOL & SUPPLY (JKSN)                      3,601.89
MADISON  CITY GENERAL SESSIONS                      294.84
MADISON COUNTY CIRCUIT COURT                        367.40
MADISON FINISHING INC                            41,546.30
MARTIN INDUSTRIAL                                 5,150.88
MATTHEW GRIFFITH                                    212.55
MB2 CONSULTING                                      400.00
MCMASTER CARR SUPPLY CO                           3,027.71
METALLURG ALUMINUM                                5,060.00
MIDVALE INDUSTRIES INC                            1,090.65
MTRONICS.COM INCORPORATED                       110,318.40
MUELLER MACHINE & TOOL CO                        34,550.33
OFFICE DEPOT                                        876.54
OLD COUNTRY STORE                                   132.00
PARAMOUNT UNIFORM RENTAL                          2,013.38
PENNSYLVANIA STATE CHILD SUPPORT                    535.40
PERSONNEL MANAGEMENT INC                         34,747.62
PITNEY BOWES CREDIT CORP                            250.00
PNC BANK                                          2,500.00
PRECISION MACH PRODUCTS                          41,968.78
PRINCE MACHINE                                    1,150.00
PRODUCT ACTION                                    1,023.88
PROVIDENT LIFE                                      166.46
PYROTEK, INC.                                     1,163.26
RAMON AYALA DELGADO                               1,000.00
RED FOX INC                                       1,331.39
RIMROCK CORP                                    174,716.42
RODNEY HALE                                          66.00

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
JULY 2005

             VENDOR                        TOTAL DISBURSEMENTS
             ------                        -------------------
ROSE MACHINE & TOOL                               1,492.00
S&M LAWRENCE                                         71.40
SCOTT BLEEKS                                      6,787.06
SHAMROCK ENGINEERING CO                           4,785.67
SHERRY CHURCH                                        66.69
SIDNEY DAVID FLORIST & GIFT                          47.19
SPAN AMERICA INC                                  7,321.77
SPECTRO ALLOYS CORP                              67,754.00
SPECTRUM FINISHING                                5,372.70
SPRINT                                              798.22
STRIKO DYNARAD CORPORATION                        3,001.96
TEMM DEPT OF REVENUE                                274.00
TENNESSEE CHILD SUPPORT                           4,736.89
THE ROYAL GROUP                                  10,084.52
THOMAS MCKEOWN                                      313.51
TRANSMAN                                         37,264.61
UNITED SAW AND SUPPLY CO                          2,202.10
VANTAGE TOOLING SYSTEMS                           6,413.00
VERIZON WIRELESS                                    459.82
VOGEL LUBRICATION INC                               372.80
WEST TENNESSEE COFFEE SERVICE                       913.34
ZYP COATINGS INC.                                 1,030.00
                                             -------------
                                             $2,530,019.73

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 7/31/05

JACKSON - BANK RECONCILIATION

Bank Balance                                  $         -

Actual Outstanding Checks                      226,681.20
Misc Reconciling Items Adjusted in August            0.32
                                              -----------
                                               226,681.52

Unadjusted GL Balance                          226,681.52
                                              -----------

Difference                                    $         -
                                              ===========

JACKSON
OUTSTANDING CHECKS
CASE NO. 04-67610

  DATE      CHECK     OUTSTANDING
07/14/05    23533     $    532.84
07/21/05    23593           66.69
07/21/05    23594           62.00
07/21/05    23598          215.30
07/21/05    23599          125.20
07/21/05    23624        1,000.00
07/21/05    23626        1,250.00
07/21/05    23627        1,151.32
07/28/05    23634          114.36
07/28/05    23635          788.02
07/28/05    23636        3,725.00
07/28/05    23637       36,125.00
07/28/05    23638          466.17
07/28/05    23639          105.87
07/28/05    23640        1,236.00
07/28/05    23641          919.17
07/28/05    23642        5,105.20
07/28/05    23643        1,391.24
07/28/05    23644        2,479.85
07/28/05    23645           95.00
07/28/05    23646          631.34
07/28/05    23648        2,910.69
07/28/05    23649          176.54
07/28/05    23650          100.54
07/28/05    23651          212.55
07/28/05    23655        6,259.29
07/28/05    23656          590.58
07/28/05    23657          504.15
07/28/05    23659          197.41
07/28/05    23660          251.40
07/28/05    23661       12,460.99
07/28/05    23662           91.85
07/28/05    23663           73.71
07/28/05    23664        2,734.81
07/28/05    23665          197.01
07/28/05    23666          162.03
07/28/05    23667       33,501.60
07/28/05    23668        1,157.40
07/28/05    23669          133.85
07/28/05    23670       11,289.75
07/28/05    23673        6,052.41
07/28/05    23674        1,150.00
07/28/05    23675        1,331.39
07/28/05    23676       47,091.62
07/28/05    23678       10,084.52
07/28/05    23679        7,321.77
07/28/05    23680          374.47
07/28/05    23681        1,237.76
07/28/05    23682        2,187.10
07/28/05    23683        6,413.00
07/28/05    23684          372.80
07/28/05    23685          515.00
07/28/05    23686          190.80
07/28/05    23687          505.50
07/28/05    23688        8,980.86
07/28/05    23689        2,280.48

                      $226,681.20


INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                       MONTHLY CASH STATEMENT
MONTH ENDED 7/31/2005

                                                                  CASE # 04-67610
                                                                TOOL PRODUCTS - MINNEAPOLIS
                                                                ------------------------------------
               ACCOUNT TYPE                                      LOCKBOX         AP           PR
                ACCOUNT #                                       5402699416   2770721773   2770721781
                   BANK                                          Stan Fed     Stan Fed     Stan Fed
BEGINNING BANK BALANCE                                                   -            -            -
RECEIPTS                                                         2,991,863            -          314
TRANSFERS IN (CORPORATE)                                                 -    1,220,471    1,054,068
DISBURSEMENTS                                                            -   (1,220,471)  (1,054,383)
TRANSFERS OUT (CORPORATE)                                       (2,991,863)           -            -
                                                                ----------   ----------   ----------
ENDING BANK BALANCE                                                      -            -            -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                           635,252
CHECKS ISSUED                                                                 1,197,769
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                          909,000
CORPORATE DEBIT MEMOS                                                             1,381
                                                                            -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                $ 2,743,402
                                                                            ===========

OUTSTANDING CHECKS AS OF JUNE 30                                                287,502
VOIDED CHECKS OUTSTANDING AS OF JUNE 30                                               -
CHECKS ISSUED DURING JULY                                                     1,197,769
CHECKS CLEARED DURING JULY                                                   (1,093,769)  Excludes $ 126,701 of Putnam ACH's.
                                                                            -----------
OUTSTANDING CHECKS AS OF JULY 31 (SEE OUTSTANDING CHECKLIST)                $   391,501
                                                                            ===========

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JULY 2005

       VENDOR                                               TOTAL DISBURSEMENTS
       ------                                               -------------------
CITY OF NEW HOPE                                                  6,835.98
A&C METALS                                                           93.38
A.D.T. SECURITY SYST                                              1,585.37
ABRASIVE SPECIAL                                                    399.77
ABRASIVE SPECIALIST                                                 161.75
ACCOUNTEMPS                                                         803.98
ACCOUNTEMPS                                                       1,001.68
ACCOUNTEMPS                                                       1,054.40
ACE INSURANCE                                                     1,307.07
AIR ENGINEERING                                                     143.79
AIR HYDRAULIC                                                       198.93
AIR POWER EQUIP                                                     160.64
AIR POWER EQUIPT                                                    248.46
AIRTEC                                                              394.94
ALERT FIRE & SAFETY                                                 171.33
ALLIED WASTE SERVICES                                             1,374.84
AMERICAN COLLOID                                                    790.00
APPLIED PRODUCTS                                                    338.68
APPLIED PRODUCTS                                                    541.72
ARROW                                                            10,375.86
ARROW CRYOGENICS                                                 15,237.66
ARROW CRYOGENICS                                                 15,519.31
ARROW CRYOGENICS                                                 17,140.57
ASSOCIATED BAG                                                      144.26
ASSOCIATED BAG                                                      311.09
ASSOCIATED BAG                                                      122.17
AT&T                                                                 12.02
AT&T                                                                181.97
AUTOMATED EDM                                                       804.00
AUTOMATED FINISH                                                  3,870.00
AUTOMATION INC                                                      140.95
AUTOMATION INC                                                      213.62
AVTEC FINISHING SYS                                                 421.36
AVTEC FINISHING SYS                                                 574.08
BANN FORMS                                                          246.74
BATTERIES PLUS                                                       87.29
BEAR ROCK CAFE                                                      112.29
BENNETT BROTHERS                                                    225.00
BERNE SCALE                                                         115.50
BEX INC.                                                             66.58
BIOSAN LABORATORIES                                                  82.99
BOHLER UDDEHOLM                                                  31,663.85
BRAAS COMPANY                                                       184.04
BRAAS COMPANY                                                     1,161.27
BRACH MACHINE                                                       133.60
BRADLEY GROUP                                                       693.00
BUHLER                                                              250.19
BUHLER                                                              174.84
BUHLER INC.                                                         258.02
CADD/ENGINEERING                                                     58.58
CARBON PRODUCT TECH                                               1,800.50
CASTOOL                                                           5,535.00
CENTENNIAL CARBIDE                                                  165.69
CENTERPOINT ENERGY                                               42,766.26
CENTRAL CONTAINER                                                 9,651.86
CENTRAL CONTAINER                                                 2,701.00
CENTRAL CONTAINER                                                14,984.96
CENTRAL CONTAINER                                                 7,864.67
CERTIFIED POWER                                                     108.61
CERTIFIED POWER                                                     108.61
CHEM TREND                                                        5,456.00
CHEM TREND                                                       14,360.50
CHEM TREND                                                          425.00
CHET'S SAFETY SHOE                                                  790.00

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JULY 2005

       VENDOR                                               TOTAL DISBURSEMENTS
       ------                                               -------------------
CINCINNATI TEST SYS                                                 186.32
CINDY MANCUSO                                                        32.99
CMS-CONSOLIDATE                                                     150.00
CMW                                                                      -
COLLIN MILLER                                                        19.01
COM UNLIMITED                                                        93.73
COMO IND EQUIP                                                      410.46
CONCEPT MACHINE                                                     178.43
CON-WAY CENTRAL                                                     857.35
CROWLEY & ASSOC                                                  13,159.21
CULLIGAN METRO                                                      263.62
DADANT & SONS                                                        43.53
DATASTREAM SYSTEM                                                 1,011.99
DAVE COWAN                                                          109.32
DECO TOOL SUP                                                     1,729.29
DECO TOOL SUPPLY                                                  1,901.56
DECO TOOL SUPPLY                                                  2,157.22
DECO TOOL SUPPLY                                                    741.02
DEEP ROCK WATER                                                     299.44
DELL MARKETING                                                      100.54
DEPT OF  SOC SERV                                                    37.61
DEPT OF SOC SERV                                                     37.61
DEPT OF SOC SERV                                                     37.61
DEPT OF SOC SERV                                                     37.61
DIEMER ASSOCIATES                                                12,148.26
DOODY MECHANICAL                                                    199.00
DOODY MECHANICAL                                                    372.35
DOUGHERTY'S LAWN                                                    839.06
DOUGHERTY'S LAWN                                                    839.06
DOWN TOWN COLLISION                                               4,758.48
DUNCAN                                                              243.13
DUNCAN                                                              720.01
DUNCAN COMPANY                                                      616.08
DWAYNE VOSS                                                         187.04
DWAYNE VOSS                                                         325.07
DYNAMEX                                                             106.88
DYNAMEX                                                             133.60
DYNAMEX                                                             133.60
DYNAMEX                                                             133.60
DYWAYNE VOSS                                                        320.98
ECO FINISHING                                                        35.80
ECO FINISHING                                                     1,270.08
ECO FINISHING                                                     2,177.28
EDM SALES                                                            86.00
EDM SALES & SUP                                                      59.42
EDM SALES & SUPPL                                                 8,942.90
EDP ENGINEERING                                                   6,749.19
EDP ENGINEERING                                                   4,546.88
EDP ENGINEERING                                                   2,886.21
EDP ENGINEERING                                                   4,645.34
EDP ENGINEERING                                                   2,258.55
EDP ENGINEERING                                                   1,484.00
EDP ENGINEERING                                                   4,005.98
EDP ENGINEERING                                                   4,510.54
EDP ENGINEERING                                                   1,850.88
EDP ENGINEERING                                                   1,148.04
EDP ENGINEERING                                                   4,490.71
EDP ENGINEERING                                                   1,248.66
EMPLOYERS ASSOC                                                     782.58
ENERGY MANAGE                                                     1,252.32
ENGINEERED PROD                                                  36,654.27
ENTEGEE                                                           1,530.38
ENTEGEE                                                           1,060.00
ENTEGEE                                                           2,513.26
ENTEGEE                                                           2,120.00

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JULY 2005

       VENDOR                                               TOTAL DISBURSEMENTS
       ------                                               -------------------
EXAIR CORP                                                          393.82
FAM SUP PAY CTR                                                      50.54
FAM SUP PAY CTR                                                      50.54
FAM SUP PAY CTR                                                      50.54
FAM SUP PAY CTR                                                      50.54
FASTENAL                                                          4,306.88
FASTENAL                                                          4,099.54
FASTENAL COMPANY                                                    733.80
FERRELLGAS                                                          357.26
FERRELLGAS                                                          232.25
FERRELLGAS                                                          215.78
FERRELLGAS                                                          232.25
FILTRATION SYSTEMS                                                  113.75
FIREBRICK ENGINEER                                                4,910.70
FIREBRICK ENGINEER                                                  147.00
FOCUS DIE MOLD SOL                                                1,012.50
FRANCI AMES                                                         112.65
FRANCI AMES                                                         425.99
FRANCIS COMPANY                                                     134.00
FRANCIS COMPANY                                                     130.40
FRED PRYOR SEMINAR                                                   99.00
FREEDOM FINISHING                                                   302.40
GE CAPITAL FLEET                                                  1,517.55
GENERAL ELECTRIC                                                 30,806.55
GERARD DUNNE                                                         43.87
GLOBAL EXCHANGE                                                     136.84
GORDON BRUSH                                                        744.63
GRAINGER                                                            860.48
GRAINGER                                                             58.11
GRAINGER                                                            576.82
HALES MACHINE TOOL                                                1,196.41
HARD CHROME                                                         420.00
HARTFIEL COMPANY                                                    208.48
HELP SYSTEMS                                                      1,904.44
HIGH CALIBER SERV                                                 2,491.88
HIGH CALIBER SERV                                                 2,227.50
HIGH CALIBER SERV                                                 4,595.63
HILDRETH                                                          3,655.75
HILDRETH                                                          7,063.52
HILDRETH                                                          6,185.01
HILL INDUSTRIAL TOOLS                                               248.61
HILL INDUSTRIAL TOOLS                                               441.91
HOLIDAY CREDIT OFF                                                1,786.56
HOSE/CONVEYOR                                                       377.76
HOSE/CONVEYORS                                                      393.70
HOSE/CONVEYORS                                                      802.86
IKON FINANCIAL                                                    2,875.49
IKON FINANCIAL                                                      283.45
IKON FINANCIAL                                                    2,875.49
IKON OFFICE                                                              -
IKON OFFICE SOLUTION                                                 96.91
IMPRINT ENTERPRISES                                                 498.71
IND HYDRAULIC SERV                                                  216.40
INDUSTRIAL FLOOR MAINT                                            1,750.86
INDUSTRIAL FLOOR MAINT                                              138.50
INDUSTRIAL FLOOR MAINT                                            1,626.79
INDUSTRIAL FLOOR MAINT                                            1,198.96
INDUSTRIAL HYD SRV                                                2,589.98
INDUSTRIAL HYDRAULIC                                              5,992.51
INTEGRA TELECOM                                                   1,471.12
INTERNET                                                            235.63
INT'L SURFACE PREP                                                  286.21
ISC MACHINE                                                      29,137.00
J&W INDUSTRIAL                                                    1,362.00
JAKE RHINES                                                       1,575.00

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JULY 2005

       VENDOR                                               TOTAL DISBURSEMENTS
       ------                                               -------------------
JAKE RHINES                                                       1,200.00
JAMES TROUT MACH                                                    253.00
JANET OMERNIK                                                        28.71
JEFF BRANDT                                                         180.19
JEFF JOHNSON                                                      6,118.44
JESCO INDUSTRIAL                                                    385.35
JESCO INDUSTRIAL                                                     95.97
JESKA TECH SERV                                                     304.88
JOHN HENRY FOSTER                                                   103.55
JOHN HENRY FOSTER                                                    77.42
JOHN HENRY FOSTER                                                   677.42
JOHN HENRY FOSTER                                                   288.82
KENNAMETAL                                                          683.76
KENNETH ETZLER                                                       50.15
KEYENCE CORPORATION                                                 644.86
KILLMER ELECT                                                    12,863.12
KILLMER ELECT                                                       391.66
KODIAK CONTROLS                                                      54.45
KODIAK ENGINEERING                                                  210.60
L & S ELECTRICAL                                                  1,033.74
LAKELAND ENG                                                        150.35
LAKEVIEW POLISH                                                     786.68
LARRY SCHWEBACH                                                      40.33
LEEDS PRECISION                                                      61.00
LEEF BROS                                                         1,929.96
LEEF BROS                                                         1,851.98
LEEF BROS                                                         1,844.31
LEEF BROS                                                         2,473.79
LIBERTY MUTUAL                                                      116.30
LOFTON LABEL                                                        197.77
LOFTON LABEL                                                        197.77
LUBE TECH                                                         1,482.31
LUBE TECH                                                         1,222.71
LUBE TECH                                                         1,004.25
LYN HELLAND                                                       1,072.87
LYN HELLAND                                                         500.00
MACHINE TOOL SUP                                                    626.52
MAGNATAG                                                             34.62
MAGNA-TECH                                                        1,341.84
MAGNA-TECH                                                          303.48
MAGNA-TECH                                                          685.44
MAGNA-TECH                                                          881.28
MAKRITE PARTS                                                     1,449.60
MAKRITE PARTS                                                     1,548.00
MARODI INC                                                        1,607.41
MARS                                                                 50.54
MARSHALL NELSON                                                   1,035.83
MARSHALL NELSON                                                      74.27
MATT HANKEN                                                         346.32
MATT HANKEN                                                         327.47
MATT HANKEN                                                       1,100.09
MATT HANKEN                                                         178.00
MAZAK CORP                                                          352.61
MAZAK CORPORATION                                                   563.57
MAZAK CORPORATION                                                   471.17
MCMASTER CARR                                                       665.57
MCMASTER CARR                                                     2,160.17
MCMASTER CARR                                                       990.58
MCMASTER-CARR                                                       328.38
METAL TREATERS                                                    2,953.45
METAL TREATERS                                                    2,541.70
METALMATIC                                                       17,078.00
METALMATIC                                                        7,758.00
METROCALL                                                            56.35
MICRO-WELD                                                          115.00

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JULY 2005

       VENDOR                                               TOTAL DISBURSEMENTS
       ------                                               -------------------
MICRO-WELD                                                          140.00
MICRO-WELD                                                          440.00
MIDWEST MACHINE                                                   3,299.84
MIDWEST THERMO                                                      888.76
MINNEAPOLIS PAYROLL (INCLUDES AMOUNTS DISBURSED BY CORP)        909,000.12
MINNESOTA GLOVE                                                     148.64
MINNESOTA GLOVE                                                     579.24
MINNESOTA UC FUND                                                49,807.00
MN CHILD SUP PAY                                                  2,049.88
MN CHILD SUP PAY                                                  2,768.16
MN CHILD SUP PAY                                                  2,049.88
MN CHILD SUP PAY                                                  2,768.16
MN DEPT OF REV                                                      168.00
MN DEPT OF REV                                                      124.45
MN DEPT OF REV                                                      150.00
MN DEPT OF REVENUE                                                  324.45
MN ST BOARD OF ELE                                                   20.00
MO TECH                                                          11,309.99
NADCA                                                                85.00
NADCA                                                                20.00
NADCA                                                                85.00
NANCY MICKELSON                                                      93.29
NATIONAL KARD                                                       162.75
NATIONAL KARD                                                        45.16
NATIONAL KARD                                                       342.52
NATIONAL KARD                                                       157.44
NEW DIMENSION                                                     2,718.00
NEW DIMENSION                                                     1,810.98
NEW DIMENSION                                                     2,363.76
NEW DINENSION                                                     2,539.30
NEWARK ELECTRONICS                                                  164.15
NORTH SECOND STREET                                                 675.91
NORTHERN SANITARY                                                   117.15
NORTHERN SANITARY                                                   140.15
NS/I MECHANICAL                                                   5,108.65
OCCUPATIONAL MED                                                    127.50
OCCUPATIONAL MED                                                    382.50
OCCUPATIONAL MED                                                    127.50
OCCUPATIONAL MEDIC                                                  539.00
OLSEN CHAIN & CABLE                                                 129.27
OSI ENVIRONMENTAL                                                   159.76
OSI ENVIRONMENTAL                                                 3,347.04
PAM POLISHING                                                     3,660.00
PAM'S POLISHING                                                   2,080.00
PAM'S POLISHING                                                   2,720.00
PARAGON TECHNOLOGY                                                  737.48
PARAGON TECHNOLOGY                                                  666.41
PAUL KARNOWSKI                                                      500.00
PEAK TECHNOLOGIES                                                   359.03
PFC EQUIPMENT                                                       286.88
PINE BEND LANDFILL                                                  210.95
PIONEER METAL FIN                                                   386.73
PIONEER METAL FIN                                                   187.27
PIONEER METAL FIN                                                 8,329.92
PIONEER METAL FIN                                                   935.70
PITNEY BOWES                                                        472.52
POWDER TECH                                                          75.99
POWDER TECH                                                         150.74
POWDER TECH                                                         229.50
POWDER TECH                                                         519.85
POWER/MATION                                                        929.78
PRECISION POLISHING                                               1,300.00
PRECISION POLISHING                                                 754.00
PRECISION SAW                                                       225.80
PRECISION SAW                                                       451.60

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JULY 2005

       VENDOR                                               TOTAL DISBURSEMENTS
       ------                                               -------------------
PRECISION SAW                                                       338.70
PRO STAFF                                                           757.35
PRO STAFF                                                           580.64
PRO STAFF                                                           918.00
PRODUCTIVITY                                                        331.37
PRODUCTIVITY                                                        769.67
PROGRESSIVE BUS                                                     255.60
PROGRESSIVE COMP                                                    290.90
PROGRESSIVE COMP                                                    498.26
PROGRESSIVE COMP                                                    469.20
PROGRESSIVE ENG                                                   9,405.24
PROGRESSIVE ENG                                                     883.86
PROLIFT SERVICES                                                    818.48
PROLIFT SERVICES                                                    209.25
PROLIFT SERVICES                                                  2,147.02
PROVIDENT LIFE                                                       73.53
PYROTEK                                                             225.75
PYROTEK                                                             838.55
QUAD STEEL                                                        1,250.00
QUAD STEEL                                                           80.00
QUEST ENGINEERING                                                   934.82
QUEST ENGINEERING                                                   516.83
QUICKWAY RIGGING                                                    560.20
QUICKWAY RIGGING                                                  3,515.39
QWEST ENGINEERING                                                    49.20
RAY DAY                                                             533.59
REFRACTORY & INSULAT                                                240.00
REID TOOL SUPPLY                                                     25.44
RELIASTAR BANKERS                                                 1,684.51
RELIASTAR LIFE INS                                                5,472.76
REPLENEX                                                            153.84
REPLENEX                                                            460.29
REPLENEX                                                            131.54
RICE INDUSTRIES                                                   1,338.25
RICE INDUSTRY                                                        58.50
RICE INDUSTRY                                                     2,342.41
RICHARD DAMMAR                                                      188.10
RICK KRAMBER                                                         93.75
RIMROCK                                                           3,000.50
RIMROCK                                                           4,650.00
RIMROCK                                                             449.38
RIMROCK                                                           2,470.13
ROBERTS AUTOMATIC                                                 2,259.97
ROBERTS AUTOMATIC                                                   370.62
ROTO ROOTER                                                         191.00
RYER FOOD                                                           153.60
S & T OFFICE                                                      1,794.90
S & T OFFICE PROD                                                 1,027.09
S & T OFFICE PROD                                                    28.11
S&T OFFICE                                                          171.08
SAVOIE SUPPLY                                                     2,830.13
SBC PAGING                                                           43.95
SEARS                                                                44.89
SHAD NELSON                                                       1,066.29
SHAD NELSON                                                         170.19
SHAMROCK ENG                                                         57.48
SOUTHERN ENGINEER                                                 1,175.95
SPECTRUM IND                                                      5,438.88
SPECTRUM IND                                                      2,187.63
SPECTRUM INDUST                                                   2,962.07
SPECTRUM INDUSTRIES                                               6,314.10
SPHERION                                                         31,182.57
SPHERION                                                         28,428.00
SPHERION                                                         23,366.95
SPIRIT TOOL & DIE                                                 1,280.00

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JULY 2005

       VENDOR                                               TOTAL DISBURSEMENTS
       ------                                               -------------------
SPIROL INTERNATIONAL                                                334.10
SPOKESMAN-RECORDER                                                   50.00
STAR TRIBUNE                                                        501.74
STORK-TWIN CITY TEST                                                105.00
STORK-TWIN CITY TEST                                                 57.20
STREET FLEET                                                         17.44
STRIKO DYNARD                                                    29,273.25
STRIKO DYNARD CORP                                                1,900.00
STROM ENGINEERING                                                 1,192.13
STROM ENGINEERING                                                 1,029.56
STROM ENGINEERING                                                 1,039.13
SUB-MEX                                                           7,259.37
SUB-MEX                                                          15,755.28
SUB-MEX                                                          20,239.40
SUB-MEX                                                           6,925.78
SUNSOURCE                                                           765.42
T C CLIPPER                                                         550.30
T.L. ASHFORD                                                        295.00
TC CLIPPER                                                          115.62
TC CLIPPER                                                          322.24
TECHNICAL ERECTORS                                                3,923.20
TERRI KARNOWSKI                                                     317.25
TEXTRON FASTENING                                                 3,187.10
TEXTRON FASTENING                                                   190.26
THOMAS ZAGER                                                        112.50
TILSNER CARTON                                                    3,776.25
TILSNER CARTON                                                    1,868.25
TILSNER CARTON                                                    3,535.50
TILSNER CARTON                                                    1,815.75
TN DEPT OF LABOR                                                  7,254.49
TOLL COMPANY                                                        633.50
TOLL COMPANY                                                        649.20
TOLL COMPANY                                                        472.58
TOLL COMPANY                                                        480.77
TOOL GRINDING                                                       796.20
TOOLING ASSOCIATES                                                  507.96
TOOLING ASSOCIATES                                                  173.37
TOSHIBA MACHINE                                                   2,740.25
TOSHIBA MACHINE                                                   8,194.58
TOSHIBA MACHINE                                                     468.60
TOYOTA-LIFT                                                         998.60
TPC WIRE AND CABLE                                                  480.02
TROUT ENTERPRISES                                                 3,036.00
TRU-TONE                                                          1,664.25
TULL BEARING                                                         74.48
TULL BEARING                                                        839.12
TULL BEARINGS                                                       485.12
TULL BEARINGS                                                       788.67
TWIN PINES METR                                                      64.00
ULINE SHIPPING                                                      653.54
UNITED ELECTRIC                                                     349.22
UNITED ELECTRIC                                                   1,217.63
UNITED ELECTRIC                                                   2,649.96
UNITED ELEECTRIC                                                  4,498.88
UNUM LIFE INS                                                     8,907.98
UNUM LIFE INS.                                                    1,248.80
US TREASURY                                                         100.00
US TREASURY                                                          25.00
US TREASURY                                                         100.00
US TREASURY                                                          25.00
US TREASURY                                                         100.00
US TREASURY                                                          50.00
US TREASURY                                                         100.00
US TREASURY                                                          50.00
VERIZON WIRELESS                                                    832.34

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JULY 2005

       VENDOR                                               TOTAL DISBURSEMENTS
       ------                                               -------------------
VERSA IRON & MACH                                                   396.00
WEYERHAUSER                                                          40.00
WI SCTF                                                              50.50
WI SCTF                                                              50.50
WI SCTF                                                              50.50
WI SCTF                                                              50.50
WIRE WORX                                                         3,750.00
WIRE WORX                                                         2,000.00
WIRE WORX                                                           470.00
XCEL ENERGY                                                      69,800.12
XCEL ENERGY                                                      78,911.87
SPECTRO                                                         476,879.63
NORANDA                                                          50,369.86
SPRAYRITE                                                        45,789.58
TRANSMAN                                                         62,213.41
                                                              ------------
                                                              2,743,402.10

TOOL PRODUCTS, INC
CASE NO. 04-67610
AT 7/31/05

MINNEAPOLIS - BANK RECONCILIATION

Bank Balance                                                     -

Actual Outstanding Checks                              $391,500.98

Unadjusted GL Balance                                   391,500.98
                                                       -----------

Difference                                             $         -
                                                       ===========

TOOL PRODUCTS, INC.
CASE NO. 04-67610
MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

     DATE            CHECK         OUTSTANDING
5/26/2005           500923         $    192.32
5/31/2005           501025              671.63
 6/3/2005           501115               96.29
7/25/2005           501942              213.62
7/25/2005           501944            1,035.83
6/15/2005           501251              427.70
6/16/2005           501310              500.00
6/20/2005           501360              400.00
6/28/2005           501492                6.79
 7/7/2005           501606              108.61
7/14/2005           501727              109.32
7/14/2005           501728              188.10
7/14/2005           501736               35.80
7/14/2005           501769               32.99
7/14/2005           501777               20.00
7/14/2005           501802               40.33
7/18/2005           501827              677.42
7/21/2005           501850              186.32
7/21/2005           501860            1,270.08
7/21/2005           501875              500.00
7/21/2005           501891              140.00
7/21/2005           501892              888.76
7/21/2005           501893               19.01
7/21/2005           501896               85.00
7/21/2005           501897               45.16
7/21/2005           501898              170.19
7/21/2005           501903              359.03
7/21/2005           501913               57.48
7/21/2005           501916            1,280.00
7/21/2005           501918            1,039.13
7/21/2005           501932              832.34
7/21/2005           501933              325.07
7/22/2005           501940              302.40
7/22/2005           501941              342.52
7/27/2005           501946              112.29
7/27/2005           501947               58.58
7/27/2005           501949               74.27
7/27/2005           501950              164.15
7/28/2005           501951              248.46
7/28/2005           501952              790.00
7/28/2005           501954              541.72
7/28/2005           501959           17,140.57
7/28/2005           501960              122.17
7/28/2005           501961              574.08
7/28/2005           501962               66.58
7/28/2005           501963               82.99
7/28/2005           501964            1,161.27
7/28/2005           501965              133.60
7/28/2005           501966              693.00
7/28/2005           501967              174.84
7/28/2005           501968           42,766.26
7/28/2005           501969           14,984.96
7/28/2005           501970           14,360.50
7/28/2005           501972               43.53
7/28/2005           501973              741.02
7/28/2005           501974               37.61
7/28/2005           501975              372.35
7/28/2005           501976            4,758.48
7/28/2005           501977              616.08
7/28/2005           501978               43.87
7/28/2005           501979              133.60
7/28/2005           501980            2,177.28
7/28/2005           501981            8,942.90
7/28/2005           501982            4,490.71
7/28/2005           501983            1,252.32
7/28/2005           501984            2,120.00
7/28/2005           501985               50.54
7/28/2005           501986              733.80
7/28/2005           501987              232.25
7/28/2005           501988              113.75
7/28/2005           501989              147.00
7/28/2005           501990            1,012.50
7/28/2005           501991              130.40
7/28/2005           501992           30,806.55
7/28/2005           501993              576.82
7/28/2005           501994              178.00
7/28/2005           501995              208.48
7/28/2005           501996            4,595.63
7/28/2005           501997            6,185.01
7/28/2005           501998            1,198.96
7/28/2005           501999            5,992.51
7/28/2005           502000            1,471.12
7/28/2005           502001              235.63
7/28/2005           502002           29,137.00
7/28/2005           502003              253.00
7/28/2005           502004               28.71
7/28/2005           502005              288.82
7/28/2005           502006              683.76
7/28/2005           502007              210.60
7/28/2005           502008            1,844.31
7/28/2005           502009              116.30
7/28/2005           502010              881.28
7/28/2005           502011               34.62
7/28/2005           502012            1,548.00
7/28/2005           502013              563.57
7/28/2005           502014              990.58
7/28/2005           502015               93.29
7/28/2005           502016              440.00
7/28/2005           502017            2,768.16
7/28/2005           502018              579.24
7/28/2005           502019           49,807.00
7/28/2005           502020              150.00
7/28/2005           502021               20.00
7/28/2005           502022           11,309.99
7/28/2005           502023              157.44
7/28/2005           502024            2,539.30
7/28/2005           502025              675.91
7/28/2005           502026              140.15
7/28/2005           502027              539.00
7/28/2005           502028              129.27
7/28/2005           502029            3,347.04
7/28/2005           502030            2,720.00
7/28/2005           502031              935.70
7/28/2005           502032              519.85
7/28/2005           502033              754.00
7/28/2005           502034              338.70
7/28/2005           502035              918.00
7/28/2005           502036              883.86
7/28/2005           502037              469.20
7/28/2005           502038            2,147.02
7/28/2005           502039              838.55
7/28/2005           502040              516.83
7/28/2005           502041              131.54
7/28/2005           502042            1,200.00
7/28/2005           502043              449.38
7/28/2005           502044            1,794.90
7/28/2005           502045            2,830.13
7/28/2005           502046               44.89
7/28/2005           502047            1,175.95
7/28/2005           502048            6,314.10
7/28/2005           502049           23,366.95
7/28/2005           502050              334.10
7/28/2005           502051               50.00
7/28/2005           502052              501.74
7/28/2005           502053               57.20
7/28/2005           502054            1,900.00
7/28/2005           502055            6,925.78
7/28/2005           502056              550.30
7/28/2005           502057            3,923.20
7/28/2005           502058            7,254.49
7/28/2005           502059            1,815.75
7/28/2005           502060              480.77
7/28/2005           502061              796.20
7/28/2005           502062              788.67
7/28/2005           502064            2,649.96
7/28/2005           502065              100.00
7/28/2005           502066               50.00
7/28/2005           502068              320.98
7/28/2005           502069              470.00
7/28/2005           502070               50.50
7/29/2005           502071              198.93
7/29/2005           502072              471.17
7/29/2005           502073              317.25
7/29/2005           502074              394.94
7/29/2005           502075            7,864.67
7/29/2005           502076            1,248.66
7/29/2005           502077            7,758.00
7/29/2005           502078              153.60

                                   $391,500.98

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    TOOL PRODUCTS, INC.         Capacity:         ___      Shareholder
         Case Number:  04-67610                        ___      Officer
                                                       ___      Director
                                                       ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly           or                 Monthly

                                    _______                             _______

CURRENT BENEFITS PAID:              Weekly           or                 Monthly

                                    _______                             _______

      Health Insurance              _______                             _______

      Life Insurance                _______                             _______

      Retirement                    _______                             _______

      Company Vehicle               _______                             _______

      Entertainment                 _______                             _______

      Travel                        _______                             _______

      Other Benefits                _______                             _______

      Total Benefits                _______                             _______

CURRENT OTHER BENEFITS PAID:        Weekly            or                Monthly

      Rent Paid                     _______                             _______

      Loans                         _______                             _______

      Other (Describe)              _______                             _______

      Other (Describe)              _______                             _______

      Other (Describe)              _______                             _______


      Total Other Payments          _______                             _______


CURRENT TOTAL OF ALL PAYMENTS:      Weekly            or                Monthly

                                    _______                             $0

Dated: AUGUST 22, 2005                __________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Tool Products, Inc.
                                                           Case Number: 04-67610

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                 CARRIER               POLICY PERIOD
--------------                 -------               -------------
Property                    Lloyds                  11/1/04-11/1/05
Boiler/Machine              Hartford                11/1/04-11/1/05
Cargo                       Fireman's Fund          11/1/04-11/1/05
Truck Cargo                 Fireman's Fund          11/1/04-11/1/05

Aviation                    USAIG                   11/1/04-11/1/05

Fiduciary                   St. Paul                11/1/04-11/1/05

Primary D&O                 St. Paul                11/1/04-11/1/05
Excess D&O                  Chubb                   11/1/04-11/1/05
Excess D&O                  Platte River            11/1/04-11/1/05

Crime                       AIG                     12/1/04-12/1/05

General Liability           ACE                     12/22/04-12/22/05
Umbrella                    National Union          12/22/04-12/22/05

Workers' Comp               ACE                     12/22/04-6/22/05
                                                    & 6/22/05-12/22/05

Excess Workers' Comp        ACE                     12/22/04-12/22/05

Auto                        ACE                     12/22/04-12/22/05

Foreign (DIC)               ACE                     12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED JULY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )        CASE NO: 04-67614
                                    )        Chapter 11
                                    )        Judge: Marci B. McIvor
WAGNER CASTINGS CO.                 )
                      Debtor        )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]    Operating Statement                    (Form 2)

     [X]    Balance Sheet                          (Form 3)

     [X]    Summary of Operations                  (Form 4)

     [X]    Monthly Cash Statement                 (Form 5)

     [X]    Statement of Compensation              (Form 6)

     [X]    Schedule of In-Force Insurance         (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach writtenexplanation)
                                                                  YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                                  YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                                  YES [X] NO [ ]

5.   All United States Trustee Quarterly fees have been paid and are current
                                                                  YES [X] NO [ ]

6.   Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                                  YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005              Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer  (248) 952-2500
                                    -----------------------  -------------------
                                    Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 7-31-05
($000's)

                                                                    CASE #04-67614
                                                                        WAGNER
                                                                       CASTINGS
                                                      ------------------------------------------
                                                      Current Month           Total Since Filing
                                                      -----------------       ------------------
 Net Sales                                                 3,332                     50,939

Cost of Goods Sold
Materials and Freight                                       (217)                     9,924
Wages - Hourly                                               460                      7,171
Wages-Salary                                                 248                      3,455
Employee Benefits and Pension                                867                     11,664
 Repairs & Maintenance                                       166                      2,360
Supplies                                                     214                      2,776
Utilities                                                    443                      4,052
Purchased Components/Services                                414                      7,632
Income(loss) from Pattern Sales                                -                        (85)
 Fixed Asset - (gain/loss)                                    83                          -
 MIS Expense                                                  39                        436
 Travel & Entertainment                                        1                         28
 Other Variable Costs                                         17                        483
 Depreciation & Amortization                                 181                      2,202
 Other Allocated Fixed Costs                                   -                         (5)
 Other Fixed Costs                                           120                      1,605
                                                     -----------                -----------
Cost of Goods Sold                                         3,036                     53,698

Gross Profit                                                 296                     (2,759)

Plant SG&A Expense                                            10                        170
SG&A Expense - Allocation (Sched 1)                          191                      1,868
 Other Operating Expenses                                  1,752                      5,738
                                                     -----------                -----------
 Total Operating Expenses                                  1,953                      7,776

 Operating Profit                                         (1,657)                   (10,535)

 Outside Interest Income                                       -                          -
 Outside Interest (Expense)                                    -                          -
 Intercompany Interest Income                                  -                          -
 Intercompany Interest (Expense)                            (126)                      (965)
 Charges (From) Affiliates                                     -                          -
 Charges To Affiliates                                         -                          -
 Gain/(Loss) On Sales Of Assets                               83                         83
 Outside Dividend Income                                       -                          -
 Foreign Exchange Gain/(Loss)                                  -                          -
Income/Loss From European Operations                           -                          -
 Other Income/(Expense)                                        -                         (2)
                                                     -----------                -----------
 Total Non-Operating Expenses                                (43)                      (884)

 Income Before Income Taxes                               (1,700)                   (11,419)

 Income Tax Expense                                            -                          -

                                                     -----------                -----------
 Net Income                                               (1,700)                   (11,419)
                                                     ===========                ===========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                   July
                                              ----------------
Officer Compensation                          $           189
Salary Expense other Employees                            968
Employee Benefits and Pension                             108
Payroll Taxes                                              53
Other Taxes                                                 3
Rent and Lease Expense                                    186
Interest Expense
Insurance                                                  54
Automobile and Truck Expense                               12
Utilities(Gas Electric,Phone)                              41
Depreciation                                               93
Travel and Entertainment                                   78
Repairs and Maintenance                                    48
Advertising/Promotion                                       7
Supplies, Office Expense                                   17

OTHER:
Contributions                                               4
Professional Fees - Audit/Tax                             350
Bank Fees                                                  24
Public Reporting Fees                                      15
Employee Relocation/Training                               41
Data Processing                                            23
Dues and Subscriptions                                     15
Outside Services                                           83
Project Development Costs net of Billings                 114
Director Fees                                              25
Miscellaneous                                               2
Legal Fees                                                  4
Cost Allocation - Europe                                  (78)
Cost Allocation - Out                                    (168)
                                              ---------------
                                              $         2,309
                                              ===============

Allocation:

Wagner Castings                                           191
Northern Castings                                          51
Ironton Iron                                                0
Lynchburg Foundry                                         193
Columbus Foundry                                          313
Wagner Havana                                               0
Intermet U.S. Holdings                                    261
Cast-Matic Corp.                                           82
Diversified Diemakers                                     257
Ganton Technologies                                       168
Tool Products                                             137
Corporate                                                 656
                                              ---------------
Total                                                  $2,309
                                              ===============

Intermet Corp and Subsidiaries
Balance Sheet as of 07-31-05
($000's)

                                                CASE #04-67614
                                                --------------
                                                    WAGNER
                                                   CASTINGS
                                                --------------
 Cash And Equivalents                             $     33
 Accounts Receivable                                 6,604
 Short-Term Intercompany Receivables                     6
 Inventories                                         7,082
 Other Current Assets                                  437
                                                  --------
    TOTAL CURRENT ASSETS                            14,162

 Land and Buildings                                  2,412
  Machinery & Equipment                             57,430
  Construction In Progress                             782
                                                  --------
  Total Fixed Assets                                60,624
  Accumulated Depreciation                         (53,038)
                                                  --------
     NET FIXED ASSETS                                7,586

  Investment In Subsidiaries                             -
 Investment In European Operations                       -
  Long-Term Intercompany Receivables                     -
  Deferred Taxes, Long-Term Asset                        -
  Other Assets                                         122
                                                  --------

     TOTAL ASSETS                                 $ 21,870
                                                  ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                 $  1,149
 Wages and Salaries (See schedule)                   1,392
 Taxes Payable - (See schedule)                         68
                                                  --------
   TOTAL POST PETITION LIABILITIES                   2,609

 SECURED LIABILITIES:
 SECURED DEBT                                            -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                   -
  Accrued Tax - State                                    -
  Accrued Property Taxes                                35
  Accrued Workers Comp.                              1,175
  Accrued Payroll                                       13
 Accrued Payroll Taxes                                   -
                                                  --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES          1,223

 UNSECURED LIABILITIES
 Accounts Payable                                    6,291
 Senior & IDR Bonds                                      -
                                                  --------
 TOTAL UNSECURED LIABILITIES                         6,291

 OTHER LIABILITIES
 Accrued Liabilities                                 1,718
 Short-Term Intercompany Payables                       74

  Retirement Benefits                                  949
  Deferred Taxes - Long-Term Liability                   -
  Other Long-Term Liabilities                            -
  Long-Term Intercompany Payables                    3,680
  Minority Interest                                      -
                                                  --------
  TOTAL LIABILITIES                                 16,544

  Common Stock                                           -
  Capital In Excess Of Par Value                    17,027
 Retained Earnings - Prepetition                      (282)
 Retained Earnings - Post Petition                 (11,419)
 Equity In European Operations
  Accumulated Translation Adjustment                     -
  Minimum Pension Liability Adjustment                   -
  Unearned Restricted Stock                              -
                                                  --------
 TOTAL SHAREHOLDER EQUITY                            5,326
                                                  --------
  TOTAL LIABILITIES AND EQUITY                    $ 21,870
                                                  ========

PERIOD ENDED: 07-31-05      WAGNER CASTINGS COMPANY           CASE #04-67614
                                                              --------------

                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                   Balance
                                       as of        Accrued /   Payments /       as of
                                     06-30-05       Withheld     Deposits      07-31-05
                                    ----------      ---------   ----------     --------
Income tax withheld: Federal                 -    ($  143,759)   $ 76,218    ($   67,541)
Income tax withheld: State                   -    ($   20,973)   $ 20,973     $        0
Income tax withheld: Local                   0              0           0              0
FICA Withheld                             (567)           (74)        151         (2,043)
Employers FICA                         (14,004)             0           0        (14,004)
Unemployment Tax: Federal                  (82)           (74)        151             (5)
Unemployment Tax: State                 (2,248)          (871)      2,711           (408)
All Other Payroll W/H                   (7,568)       (56,038)     58,237         (5,368)

State Taxes: Inc./Sales/Use/Excise          (4)             4         (50)           (50)
Property Taxes                         (31,458)        (6,000)          0        (37,458)

Workers Compensation                    (7,147)        26,748      38,939         58,540
                                     ---------    -----------    --------    -----------

Total                                ($ 63,078)   ($  201,036)   $197,329    ($   68,338)

Wages and Salaries                    (497,624)    (1,403,067)    508,266     (1,392,426)
                                     ---------    -----------    --------    -----------
Grand Total                          ($560,701)   ($1,604,104)   $705,595    ($1,460,763)
                                     =========    ===========    ========    ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                              Total           0-30 Days        30-60 Days      Over 60 Days
Accounts Payable - Post Petition         $1,149,463        $1,139,173       $   10,290        $        0
Accounts Receivable -Pre & Post          $7,938,927        $5,304,799       $1,067,148        $1,566,980

INTERMET CORPORATION AND SUBSIDIARIES
Cash Activity Analysis:                               MONTHLY CASH STATEMENT
Month Ended 7/31/2005

                                                                           CASE # 04-67614
                                                                      WAGNER CASTINGS (DECATUR)
                                                   --------------------------------------------------------------------
                          ACCOUNT TYPE             DEPOSIT                AP             PR (HOURLY)        PR (SALARY)
                           ACCOUNT #               5401086433          2770716518         2770716500         2770716666
                              BANK                 Stan. Fed.          Stan. Fed.         Stan. Fed.         Stan. Fed.

BEGINNING BANK BALANCE                                      -                   -                  -                  -
RECEIPTS                                            4,225,541                   -                  -                  -
TRANSFERS IN (CORPORATE)                                    -           1,589,151            190,790              1,016
DISBURSEMENTS                                               -          (1,589,151)          (190,790)            (1,016)
TRANSFERS OUT (CORPORATE)                          (4,225,541)                  -                  -                  -
                                                   --------------------------------------------------------------------
ENDING BANK BALANCE                                         -                   -                  -                  -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                   1,032,506
CHECKS ISSUED                                                           1,660,238
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                  1,016,509
CORPORATE DEBIT MEMOS                                                         642
                                                                     ------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)          $ 3,709,895
                                                                     ============

OUTSTANDING CHECKS AS OF JUNE 30                                          289,845
VOIDED CHECKS OUTSTANDING AS OF JUNE 30                                      (688)
CHECKS ISSUED DURING JULY                                               1,660,238
CHECKS CLEARED DURING JULY                                             (1,589,151)
                                                                     ------------
OUTSTANDING CHECKS AS OF JULY 31 (SEE OUTSTANDING CHECKLIST)          $   360,244
                                                                     ============

WAGNER CASTINGS, INC.                                CASE NO. 04-67614
CASH DISBURSEMENTS
JULY 2005

              VENDOR                             TOTAL DISBURSEMENTS
---------------------------------------
ABB INC                                                  $ 3,522.00
ACCOUNTEMPS                                                7,313.20
ADA JACKSON                                                  440.00
ADECCO                                                     1,663.20
ADVANCE AMERICA                                               20.01
ADVANCED CARBIDE TOOL                                      1,066.35
AETNA US HEALTHCARE                                       17,999.05
AIR LIQUIED INDUSTRIAL US LP                               4,066.93
ALLIED MINERAL PRODUCTS INC                               12,999.80
AMERENIP                                                 269,590.68
AMERICAN NDT                                               2,100.00
AMERICASH LOANS LLC                                          223.07
ARAMARK UNIFORM SERVICES INC                               3,608.89
ARCH WIRELESS                                                866.93
ARCHIE JOHNSON                                               440.00
AREA WIDE REPORTING SERVICE                                  272.66
ARTHUR G BYRNE CO INC                                      4,213.98
ASSOCIATED ANES OF DECATUR                                   585.00
AT&T                                                          52.34
AT&T                                                       1,162.69
BARBARA LEE                                                  440.00
BARR & BARR                                                  237.35
BEARING DISTRIBUTORS INC                                   6,628.79
BENTONITE PERFORMANCE MINERALS                            98,000.00
BETTY HAMILTON                                               440.00
BILLY SHINGLETON AND                                       9,819.74
BLACK & CO #11                                             4,343.16
BODINE ELECTRIC OF DECATUR                                   131.00
BODINE ENVIRONMENTAL SERVICE                               1,471.44
BODINE SERVICES INC                                        8,707.90
BOULEVARD PROPERTIES LLC                                     856.25
BOWMAN HEINTZ BOSCIA & VICIAN                                357.40
BRUECHERT, PAUL                                               94.88
BUEL COLE                                                    440.00
BUSCHE ENTERPRISE DIVN INC                               291,969.89
C A PICARD SURFACE ENG INC                                12,750.00
C C FIRE EQUIPMENT CO INC                                  1,300.70
CABS R US INC                                                  9.00
CARRIER VIBRATING EQUIPMENT                                  832.00
CATTRON THEIMEG INC                                        2,308.10
CC METALS AND ALLOYS INC                                  21,755.50
CENTRAL TRANSPORT                                          1,399.18
CHAD HILLIGOSS                                               300.00
CHAMPION CHISEL WORKS INC                                  3,261.84
CHARLES BEDFORD OD/DEC EYECARE                               338.60
CHARLES GRAVES                                             8,000.00
CHRIS INCORPORATED                                           750.00
CITY OF DECATUR                                           16,430.72
CLIMATE CONTROL                                           64,280.55
COLUMBUS MCKINNON CORP                                     1,863.58
CONNOR CO                                                  1,173.62
CONTINENTAL CARBONIC PROD INC                                307.71
CONWAY CENTRAL EXPRESS                                       594.61
CRESCENT BEARING & SUPPLY INC                                 40.20
CRI RECYCLING                                                403.00
CROWN PACKAGING CORP                                       9,720.00
DAMON LEE                                                    440.00
DAUBER COMPANY                                            44,150.40
DAVID RIGHTNOWAR                                             440.00
DE LAGE LANDEN FIN SERVICES                                1,965.00
DECATUR BOLT CO INC                                          324.73
DECATUR EMERG MEDICAL SERV                                   294.00
DECATUR INDUSTRIAL ELECTRIC                                  869.18
DECATUR MACHINE & TOOL CO                                    780.00
DECATUR MDICAL DENTAL CR UNION                             1,108.70
DECATUR MEMORIAL HOSPITAL                                  5,059.18
DECATUR PAYROLL (INCLUDES DISB BY CORP)                1,016,508.82
DECATUR RADIOLOGY PHYS SC                                     29.00
DHL EXPRESS                                                   36.71
DIDION INTERNATIONAL INC                                     255.60
DISA INDUSTRIES INC                                       10,819.70
DONNELLY AUTOMOTIVE MACH INC                                 257.14
DORSEY PIRTLE                                                440.00
DYNAMIC AIR INC                                              266.10
ELECTRO-NITE CO                                            1,288.40

WAGNER CASTINGS, INC.                                CASE NO. 04-67614
CASH DISBURSEMENTS
JULY 2005

              VENDOR                             TOTAL DISBURSEMENTS
---------------------------------------
ELKEM METALS INC                                          94,950.00
ENBRIDGE GAS SERVICES                                     46,319.83
ENGLEWOOD ELECTRIC                                           246.20
ENTERPRISE GROUP                                              13.48
FAIRMONT MINERALS                                          4,975.75
FAMILY SUPPORT PAYMENT CENTER                                371.35
FEDEX                                                         46.65
FIVE MORRS                                                   159.00
FOREMOST ELECT AND TRANS INC                                  66.00
FRANK REED                                                   440.00
FRISBY PMC                                               110,113.98
G E CAPITAL                                                2,017.49
G G BARNETT TRANSPORT INC                                  1,106.03
G S ROBINS & CO                                              363.28
GARD SPECIALISTS CO INC                                      568.51
GE CAPITAL                                                   642.02
GE INSPECTION TECHNOLOGIES                                   706.61
GENERAL KINEMATICS CORP                                      450.00
GERDAU AMERISTEEL                                          9,769.25
GLENN ZILLS                                                  640.00
GRAINGER INC                                                 297.52
GULLY TRANSPORTATION                                       3,710.15
HA INTERNATIONAL LLC                                      26,036.56
HAGERTY BROTHERS CO                                        4,144.87
HARBOR FREIGHT TOOLS                                         161.66
HARRY BOND                                                   440.00
HARRY E HILLS & ASSOC                                      5,439.55
HAWTHORN IND/JAMES J MAY                                     293.94
HILLS SPORTS MEDICINE                                      2,059.00
HI-TEMP INC                                                  305.28
HOLTGRIEVE & CO                                            7,821.52
HTE TECH                                                      36.80
ILL STUDENT ASSISTANCE COMM                                  380.27
ILLINOIS DEPT OF REVENUE                                     153.45
INDUSTRIAL PROCESS EQUIPMENT                                 609.48
INSIGHT                                                      130.67
INTERMEC TECHNOLOGIES CORP                                 1,552.00
INTERNAL REVENUE SERVICE                                     400.00
IVORY CURRY                                                  440.00
J C JELKS                                                    440.00
J W ASSOCIATES INC                                            56.14
J.D. FINLEY                                                  440.00
JAMES GAVIN                                                  440.00
JAMES GREEN                                                  440.00
JAMES JONES                                                  669.16
JAMES REED                                                   440.00
JERRY SHERWOOD                                               440.00
JESSE WHITE SEC OF STATE                                   1,246.00
JMS HAND ASSOCIATES S.C.                                   2,573.00
JOHN C KEFALAS MDSC                                           72.90
JOHN H GERMERAAD - TRUSTEE                                 2,207.68
JOHN HENRY FOSTER CO                                         465.53
JOHN MULLINS AND                                           3,169.23
JOHN TYSON AND                                               250.00
JOSLYN MFG & SUPPLY CO                                     5,477.94
KANSAS PAYMENT CENTER                                        346.15
KEN BUCKELY                                                1,363.90
KENNETH E PRATT AND                                       10,000.00
KENNETH H SWICK                                              455.76
KENT RUDBECK                                                 300.00
KINDT-COLLINS CO                                             189.57
KING-LAR CO                                               14,366.41
KIRBY RISK CORP                                            2,028.16
KRAUTKRAMER BRANSON                                        1,359.86
L & N INDUSTRIES INC                                       5,948.53
LAND OF LINCOLN CREDIT UNION                              35,056.43
LARPEN METALLURGICAL SERVICE                              18,246.24
LARRY BONNELL                                                440.00
LARRY HAYES                                                  440.00
LARRY TURPIN AND                                           5,000.00
LEVOY REED                                                   440.00
LINCO REFRACTORY SUPPLY INC                                8,124.00
LOCAL #6-728 PACE                                          5,717.72
LOUIS THOMAS                                                 440.00
LYNN ZASADA                                                  440.00
M H EQUIPMENT                                                195.66

WAGNER CASTINGS, INC.                                CASE NO. 04-67614
CASH DISBURSEMENTS
JULY 2005

              VENDOR                             TOTAL DISBURSEMENTS
---------------------------------------
M H EQUIPMENT CORP                                         1,371.36
MAC EQUIPMENT INC                                          2,432.00
MACIOROWSKI SACKMANN & ULRICH                                588.75
MADI CORP                                                  7,219.74
MANCINOS                                                     125.62
MARJO PLASTICS CO                                            245.43
MARSHALL F BRUSTEIN                                        3,120.00
MARTIN BROS CONTAINER &                                   15,393.60
MARVIN BRANDT                                                440.00
MARVIN KELLER TRUCKING                                       400.00
MCMASTER-CARR SUPPLY CO                                      916.00
METOKOTE CORP                                             17,016.21
METTAM SAFETY SUPPLY                                         214.00
MIDWEST CREDIT & COLLECTION                                1,868.00
MISC--PROFIT SHARING                                        (840.00)
MISSOURI REFRACTORIES CO INC                               7,660.00
MORGAN DISTRIBUTING INC                                    1,449.54
MORGAN EXPRESS INC                                        54,463.55
NATIONAL CITY                                                 95.00
NATIONAL CITY BANK                                        34,534.31
NDS PRODUCTS                                                 199.61
NOBLE SALES INC                                            3,963.70
OMNISOURCE FT WAYNE FERR DIV                             533,548.03
ONYX WASTE SERVICES MIDWEST                               43,115.08
PECHINEY WORLD TRADE                                      32,540.19
PEERLESS METAL POWDERS                                    29,436.00
PERFECT WINDOW CLEANERS                                    2,419.42
PERFECTION SERVO HYDRAULIC                                 1,165.00
PHILLIP DANNEWITZ                                            440.00
PIONEER INDUSTRIAL CORP                                      387.53
POWER SUPPLY OF ILLINOIS                                     135.50
PRAIRIE IDEALEASE                                          1,449.00
PRIMETRADE                                               161,352.62
PROCESS EQUIPMENT & CONTROLS                               1,251.12
PRODUCT ACTION                                             1,042.63
PROVIDENT LIFE                                                88.54
REGIONS MORGAN KEEGAN TRUST                                5,300.00
RENEE HADDEN                                                 236.03
RENTAL SERVICE CORP                                        1,368.41
RICHARD COLE                                                 440.00
RICK WALLACE                                                 603.57
ROBERTS SINTO CORP                                         3,552.50
ROLAND MABRY                                                 440.00
RTS TRANSFORMER INC                                       41,700.00
S J SMITH WELDING SUPPLY                                  14,257.91
SAFETY SHOE DISTRIBUTORS                                      97.19
SAFETY-KLEEN CORP                                         28,022.11
SAFEWORKS                                                    658.40
SAFEWORKS DECATUR                                            483.00
SAFEWORKS-IL OF COLES COUNTY                               3,665.15
SAINT GOBAIN ABRASIVES                                       548.39
SBC                                                        1,463.21
SECURITAS SEC SVCS USA INC                                 8,031.47
SHERRI GRIMES                                              2,917.69
SIEMENS ENERGY & AUTOMATION                                  242.10
SIMPSON TECH                                                 597.00
SIMPSON TECHNOLOGIES                                      13,478.00
SPECTRO ANALYTICAL INSTRMNTS                                 704.00
SPRINGFIELD ELECTRIC                                      12,112.70
STAR CATERING                                                160.88
STEPHEN GOULD OF INDIANA INC                               9,988.60
STERICYCLE INC                                               229.18
STEVEN STANLEY                                               121.25
STONE CONTAINER CORP                                      22,008.97
STRIGLOS OFFICE EQUIPMENT                                    759.26
SUNBELT RENTALS                                            4,231.50
THOMAS H BOWDRE                                              440.00
TORUS MACHINING                                           16,690.50
TRACY CAUSEY                                                  71.59
TRANSMAN                                                  41,869.62
TYCO VALVES AND CONTROLS                                      54.25
TYDUS GREEN                                                  440.00
U S DEPARTMENT OF EDUCATION                                  668.94
U S HARDWOOD PRODUCTS                                     24,672.24
U S POSTAL SERVICE                                         1,412.00
UNION PLANTERS TRUST & INVEST                                100.00

WAGNER CASTINGS, INC.                                CASE NO. 04-67614
CASH DISBURSEMENTS
JULY 2005

              VENDOR                             TOTAL DISBURSEMENTS
---------------------------------------
UNITED WAY OF DEC & MID-IL                                 1,111.00
USW-728                                                    9,339.98
VERIZON WIRELESS                                             867.25
VESUVIUS USA                                               4,608.00
WALGREENS TREASURE DEPARTMENT                                 26.99
WALZ EQUIPMENT                                             2,328.75
WARD NORTH AMERICA INC                                       249.00
WASTE MANAGEMENT OF DECATUR                                  336.00
WATTS COPY SYSTEMS INC                                       710.66
WHEELABRATOR                                                 846.33
WI SCTF                                                      576.00
WILLIAM A KIBBE & ASSOC INC                                1,710.00
WILLIAM WALKER                                               440.00
WILLIE LEE GREEN                                             440.00
WORLD FINANCE CORP                                           207.90
WORLDWIDE FILTER                                           6,472.35
X-R-I TESTING DIV                                          5,962.75
ZEP MFG CO                                                   176.88
                                                 -------------------

                                                      $ 3,709,894.80

DECATUR
CASE # 04-67614
AT 7/31/05

DECATUR - BANK RECONCILIATION

Bank Balance                             $         -

Actual Outstanding Checks                 360,243.87
Actual Outstanding Payroll Checks          50,734.70
                                         -----------
                                          410,978.57

Unadjusted GL Balance                     410,978.57
                                         -----------

Difference                               $         -
                                         ===========

DECATUR
OUTSTANDING CHECKS
CASE # 04-67614

     DATE          CHECK         OUTSTANDING
12/2/2004         116677          $ 6,798.97
 2/3/2005         118066              187.28
1/31/2005         119539            3,128.97
7/15/2005         119624           25,000.00
 6/3/2005         121363               41.06
6/15/2005         121618            5,000.00
6/15/2005         121624            2,004.68
6/22/2005         121711            1,776.00
 7/5/2005         121973            5,514.22
 7/6/2005         122000            1,399.18
7/13/2005         122143               20.77
7/13/2005         122159            5,000.00
7/15/2005         122184              199.40
7/15/2005         122191              780.00
7/15/2005         122196              360.45
7/15/2005         122215               37.69
7/18/2005         122230              321.03
7/18/2005         122237               75.31
7/18/2005         122241            3,169.23
7/18/2005         122249              787.50
7/18/2005         122251            5,231.41
7/20/2005         122263              676.80
7/20/2005         122265            4,213.98
7/20/2005         122266              137.40
7/20/2005         122271            1,173.62
7/20/2005         122278               56.14
7/20/2005         122289            6,605.36
7/20/2005         122296            4,108.00
7/20/2005         122299              311.00
7/22/2005         122308            1,633.49
7/22/2005         122310              277.30
7/22/2005         122312               85.04
7/22/2005         122313            3,291.50
7/22/2005         122314              594.61
7/22/2005         122316            5,565.70
7/22/2005         122321              553.70
7/22/2005         122322            1,243.71
7/22/2005         122325               56.00
7/22/2005         122341               50.00
7/25/2005         122351              986.40
7/25/2005         122354            2,100.00
7/25/2005         122356            1,329.91
7/25/2005         122357              100.00
7/25/2005         122358           16,430.72
7/25/2005         122359            1,248.50
7/25/2005         122361               66.00
7/25/2005         122363               60.61
7/25/2005         122368              240.00
7/25/2005         122369            4,080.68
7/25/2005         122372              253.28
7/25/2005         122375            4,048.62
7/25/2005         122376            6,721.00
7/25/2005         122377            5,231.41
7/27/2005         122387               58.54
7/27/2005         122388            5,501.61
7/27/2005         122389            6,000.00
7/27/2005         122390            2,308.10
7/27/2005         122392            5,562.07
7/27/2005         122393              102.57
7/27/2005         122394           14,716.80
7/27/2005         122395               36.71
7/27/2005         122396              266.10
7/27/2005         122397               73.27
7/27/2005         122398               46.65
7/27/2005         122399            2,057.93
7/27/2005         122400              744.00
7/27/2005         122404               69.23
7/27/2005         122406              650.56
7/27/2005         122410            1,042.63
7/27/2005         122411            1,463.91
7/27/2005         122412              492.80
7/27/2005         122413               75.90
7/27/2005         122414              556.80
7/27/2005         122416            1,209.00
7/27/2005         122417            3,164.16
7/27/2005         122418            1,000.00
7/27/2005         122419              133.50
7/27/2005         122420                4.49
7/27/2005         122421               95.00
7/27/2005         122424           32,857.14
7/29/2005         122431            6,604.40
7/29/2005         122432            1,578.05
7/29/2005         122433            4,909.87
7/29/2005         122434              531.44
7/29/2005         122435           19,250.20
7/29/2005         122436            2,112.72
7/29/2005         122437            9,073.23
7/29/2005         122438            6,549.48
7/29/2005         122439              568.51
7/29/2005         122440            5,136.80
7/29/2005         122441              305.28
7/29/2005         122442              500.00
7/29/2005         122443            1,552.00
7/29/2005         122444              180.00
7/29/2005         122445              455.76
7/29/2005         122446            4,505.24
7/29/2005         122447            1,359.86
7/29/2005         122448            8,855.50
7/29/2005         122449            5,320.80
7/29/2005         122450              464.68
7/29/2005         122451              125.62
7/29/2005         122452               75.00
7/29/2005         122454           13,104.03
7/29/2005         122455              124.21
7/29/2005         122456              272.02
7/29/2005         122457              632.14
7/29/2005         122458               39.96
7/29/2005         122459              840.00
7/29/2005         122460              704.00
7/29/2005         122461              330.28
7/29/2005         122462            1,649.52
7/29/2005         122463            9,339.98
7/28/2005         129000           32,540.19

                                $ 360,243.87

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: WAGNER CASTINGS CO.                Capacity:         ___  Shareholder
      Case Number:  04-67614                               ___  Officer
                                                           ___  Director
                                                           ___  Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly        or       Monthly

                                            _______               _______

CURRENT BENEFITS PAID:                      Weekly        or       Monthly

                  Health Insurance          _______               _______

                  Life Insurance            _______               _______

                  Retirement                _______               _______

                  Company Vehicle           _______               _______

                  Entertainment             _______               _______

                  Travel                    _______               _______

                  Other Benefits            _______               _______

                  Total Benefits            _______               _______

CURRENT OTHER BENEFITS PAID:                Weekly        or       Monthly

                  Rent Paid                 _______               _______

                  Loans                     _______               _______

                  Other (Describe)          _______               _______

                  Other (Describe)          _______               _______

                  Other (Describe)          _______               _______

                  Total Other Payments      _______               _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly        or       Monthly

                                            _______               $0

Dated: AUGUST 22, 2005                  ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Castings Co.
                                                           Case Number: 04-67614

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                CARRIER                       POLICY PERIOD
--------------                -------                       -------------
Property                      Lloyds                        11/1/04-11/1/05
Boiler/Machine                Hartford                      11/1/04-11/1/05
Cargo                         Fireman's Fund                11/1/04-11/1/05
Truck Cargo                   Fireman's Fund                11/1/04-11/1/05

Aviation                      USAIG                         11/1/04-11/1/05

Fiduciary                     St. Paul                      11/1/04-11/1/05

Primary D&O                   St. Paul                      11/1/04-11/1/05
Excess D&O                    Chubb                         11/1/04-11/1/05
Excess D&O                    Platte River                  11/1/04-11/1/05

Crime                         AIG                           12/1/04-12/1/05

General Liability             ACE                           12/22/04-12/22/05
Umbrella                      National Union                12/22/04-12/22/05

Workers' Comp                 ACE                           12/22/04-6/22/05
                                                            & 6/22/05-12/22/05

Excess Workers' Comp          ACE                           12/22/04-12/22/05

Auto                          ACE                           12/22/04-12/22/05

Foreign (DIC)                 ACE                           12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JULY 31, 2005:

IN RE:                               )
INTERMET CORPORATION, ET AL          )   CASE NO: 04-67611
                                     )   Chapter 11
                                     )   Judge: Marci B. McIvor
WAGNER HAVANA, INC.                  )
                           Debtor    )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

        [X]       Operating Statement                         (Form 2)

        [X]       Balance Sheet                               (Form 3)

        [X]       Summary of Operations                       (Form 4)

        [X]       Monthly Cash Statement                      (Form 5)

        [X]       Statement of Compensation                   (Form 6)

        [X]       Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                                                 YES [X]  NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                                 YES [X]  NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                                 YES [X]  NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current
                                                                 YES [X]  NO [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                                 YES [X]  NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: AUGUST 22, 2005                  /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 7-31-05
($000's)

                                                           CASE #04-67611
                                                               WAGNER
                                                               HAVANA
                                              ----------------------------------------
                                              Current Month         Total Since Filing
                                              -------------         ------------------
 Net Sales                                          -                          -

Cost of Goods Sold
Materials and Freight                               -                          -
Wages - Hourly                                      -                          -
Wages-Salary                                        -                          -
Employee Benefits and Pension                      48                        502
 Repairs & Maintenance                              -                          -
Supplies                                            -                         50
Utilities                                           8                         53
Purchased Components/Services                       -                         (1)
Income(loss) from Pattern Sales                     -                          -
 Fixed Asset - (gain/loss)                          -                          -
 MIS Expense                                        -                          1
 Travel & Entertainment                             -                          -
 Other Variable Costs                               1                         84
 Depreciation & Amortization                        -                          -
 Other Allocated Fixed Costs                        -                          -
 Other Fixed Costs                                 16                        207
                                                  ---                     ------
Cost of Goods Sold                                 73                        896

Gross Profit                                      (73)                      (896)

Plant SG&A Expense                                  -                          -
SG&A Expense - Allocation (Sched 1)                 -                          -
 Other Operating Expenses                           -                      4,895
                                                  ---                     ------
 Total Operating Expenses                           -                      4,895

 Operating Profit                                 (73)                    (5,791)

 Outside Interest Income                            -                          -
 Outside Interest (Expense)                         -                          -
 Intercompany Interest Income                       -                          -
 Intercompany Interest (Expense)                    -                         (5)
 Charges (From) Affiliates                          -                          -
 Charges To Affiliates                              -                          -
 Gain/(Loss) On Sales Of Assets                     -                          -
 Outside Dividend Income                            -                          -
 Foreign Exchange Gain/(Loss)                       -                          -
Income/Loss From European Operations                -                          -
 Other Income/(Expense)                             -                        232
                                                  ---                     ------
 Total Non-Operating Expenses                       -                        227

 Income Before Income Taxes                       (73)                    (5,564)

 Income Tax Expense                                 -                          -
                                                                               -
                                                  ---                     ------
 Net Income                                       (73)                    (5,564)
                                                  ===                     ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      July
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                              July
                                                             ------
Officer Compensation                                         $  189
Salary Expense other Employees                                  968
Employee Benefits and Pension                                   108
Payroll Taxes                                                    53
Other Taxes                                                       3
Rent and Lease Expense                                          186
Interest Expense
Insurance                                                        54
Automobile and Truck Expense                                     12
Utilities(Gas Electric,Phone)                                    41
Depreciation                                                     93
Travel and Entertainment                                         78
Repairs and Maintenance                                          48
Advertising/Promotion                                             7
Supplies, Office Expense                                         17

OTHER:
Contributions                                                     4
Professional Fees - Audit/Tax                                   350
Bank Fees                                                        24
Public Reporting Fees                                            15
Employee Relocation/Training                                     41
Data Processing                                                  23
Dues and Subscriptions                                           15
Outside Services                                                 83
Project Development Costs net of Billings                       114
Director Fees                                                    25
Miscellaneous                                                     2
Legal Fees                                                        4
Cost Allocation - Europe                                        (78)
Cost Allocation - Out                                          (168)
                                                             ------
                                                             $2,309
                                                             ======

Allocation:

Wagner Castings                                                 191
Northern Castings                                                51
Ironton Iron                                                      0
Lynchburg Foundry                                               193
Columbus Foundry                                                313
Wagner Havana                                                     0
Intermet U.S. Holdings                                          261
Cast-Matic Corp.                                                 82
Diversified Diemakers                                           257
Ganton Technologies                                             168
Tool Products                                                   137
Corporate                                                       656
                                                             ------
Total                                                        $2,309
                                                             ======

Intermet Corp and Subsidiaries
Balance Sheet as of 07-31-05
($000's)

                                                               CASE #04-67611
                                                               --------------
                                                                   WAGNER
                                                                   HAVANA
                                                               --------------
 Cash And Equivalents                                             $      -
 Accounts Receivable                                                     -
 Short-Term Intercompany Receivables                                     -
 Inventories                                                           188
 Other Current Assets                                                    -
                                                                  --------
    TOTAL CURRENT ASSETS                                               188

 Land and Buildings                                                  1,633
  Machinery & Equipment                                             12,998
  Construction In Progress                                               -
                                                                  --------
  Total Fixed Assets                                                14,631
  Accumulated Depreciation                                         (12,206)
                                                                  --------
     NET FIXED ASSETS                                                2,425

  Investment In Subsidiaries                                             -
 Investment In European Operations                                       -
  Long-Term Intercompany Receivables                                     -
  Deferred Taxes, Long-Term Asset                                        -
  Other Assets                                                           -
                                                                  --------

     TOTAL ASSETS                                                 $  2,613
                                                                  ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                                 $      7
 Wages and Salaries  (See schedule)                                      -
 Taxes Payable - (See schedule)                                         90
                                                                  --------
   TOTAL POST PETITION LIABILITIES                                      97

 SECURED LIABILITIES:
 SECURED DEBT                                                            -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                                   -
  Accrued Tax - State                                                    -
  Accrued Property Taxes                                                 -
  Accrued Workers Comp.                                                466
  Accrued Payroll                                                        -
 Accrued Payroll Taxes                                                   -
                                                                  --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                            466

 UNSECURED LIABILITIES
 Accounts Payable                                                      179
 Senior & IDR Bonds                                                      -
                                                                  --------
 TOTAL UNSECURED LIABILITIES                                           179

 OTHER LIABILITIES
 Accrued Liabilities                                                     6
 Short-Term Intercompany Payables                                        -

  Retirement Benefits                                                    -
  Deferred Taxes - Long-Term Liability                                   -
  Other Long-Term Liabilities                                            -
  Long-Term Intercompany Payables                                    7,861
  Minority Interest                                                      -
                                                                  --------
  TOTAL LIABILITIES                                                  8,609

  Common Stock                                                           -
  Capital In Excess Of Par Value                                     9,349
 Retained Earnings - Prepetition                                    (9,781)
 Retained Earnings - Post Petition                                  (5,564)
 Equity In European Operations
  Accumulated Translation Adjustment                                     -
  Minimum Pension Liability Adjustment                                   -
  Unearned Restricted Stock                                              -
                                                                  --------
 TOTAL SHAREHOLDER EQUITY                                           (5,996)
                                                                  --------
  TOTAL LIABILITIES AND EQUITY                                    $  2,613
                                                                  ========

PERIOD ENDED: 07-31-05               WAGNER HAVANA                CASE #04-67611

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                  Balance                                               Balance
                                                   as of           Accrued /        Payments /           as of
                                                 6/30/2005         Withheld          Deposits          7/31/2005
                                                 ---------------------------------------------------------------
Income tax withheld: Federal                      $      0          $     0            $  0             $      0
Income tax withheld: State                               0                0               0                    0
Income tax withheld: Local                               0                0               0                    0
FICA Withheld                                            0                0               0                    0
Employers FICA                                           0                0               0                    0
Unemployment Tax: Federal                                0                0               0                    0
Unemployment Tax: State                                  0                0               0                    0
All Other Payroll W/H                                    0                0               0                    0

State Taxes: Inc./Sales/Use/Excise                       0                0               0                    0
Property Taxes                                     (82,829)          (7,015)              0              (89,844)

Workers Compensation                                     0                0               0                    0
                                                 ---------------------------------------------------------------

Total                                            ($ 82,829)        ($ 7,015)           $  0            ($ 89,844)

Wages and Salaries                                       0                0               0                    0
                                                 ---------------------------------------------------------------

Grand Total                                      ($ 82,829)        ($ 7,015)           $  0            ($ 89,844)
                                                 ===============================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                       Total           0-30 Days        30-60 Days       Over 60 Days
Accounts Payable                                  $ 7,023           $ 7,023            $  0              $  0
Accounts Receivable                               $     0           $     0            $  0              $  0

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 7/31/2005

                                                     CASE # 04-67611
                                                      WAGNER HAVANA
                                                     ---------------
TOTAL DISBURSEMENTS (CORPORATE DEBIT MEMOS)              $ 13,206

NOTES

Havana's payroll is consolidated with the Corporate payroll due to immateriality.

Havana's disbursements are paid and allocated by Corporate.

Havana had no active bank accounts during the current month.

WAGNER HAVANA, INC.                                            CASE NO. 04-67611
CASH DISBURSEMENTS
JULY 2005

            VENDOR                               TOTAL DISBURSEMENTS
--------------------------------------------------------------------
AmerenCIPS                                           $    632.35
Bodine Electric                                         3,500.00
City of Havana                                              9.42
Kevin Stewart                                             555.00
Securitas                                               8,509.68
                                                               -
                                                     -----------

                                                     $ 13,206.45

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JULY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  WAGNER HAVANA, INC.                Capacity:  ___    Shareholder
       Case Number: 04-67611                         ___    Officer
                                                     ___    Director
                                                     ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:              Weekly          or          Monthly

                                        ______                      _______

CURRENT BENEFITS PAID:                  Weekly          or          Monthly

     Health Insurance                   ______                      _______

     Life Insurance                     ______                      _______

     Retirement                         ______                      _______

     Company Vehicle                    ______                      _______

     Entertainment                      ______                      _______

     Travel                             ______                      _______

     Other Benefits                     ______                      _______

     Total Benefits                     ______                      _______

CURRENT OTHER BENEFITS PAID:            Weekly          or          Monthly

     Rent Paid                          ______                      _______

     Loans                              ______                      _______

     Other (Describe)                   ______                      _______

     Other (Describe)                   ______                      _______

     Other (Describe)                   ______                      _______

     Total Other Payments               ______                      _______

CURRENT TOTAL OF ALL PAYMENTS:          Weekly          or          Monthly

                                        ______                      $     0

Dated: AUGUST 22, 2005                  ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Havana, Inc.
                                                           Case Number: 04-67611

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                    CARRIER                    POLICY PERIOD
--------------                    -------                    -------------
Property                          Lloyds                     11/1/04-11/1/05
Boiler/Machine                    Hartford                   11/1/04-11/1/05
Cargo                             Fireman's Fund             11/1/04-11/1/05
Truck Cargo                       Fireman's Fund             11/1/04-11/1/05

Aviation                          USAIG                      11/1/04-11/1/05

Fiduciary                         St. Paul                   11/1/04-11/1/05

Primary D&O                       St. Paul                   11/1/04-11/1/05
Excess D&O                        Chubb                      11/1/04-11/1/05
Excess D&O                        Platte River               11/1/04-11/1/05

Crime                             AIG                        12/1/04-12/1/05

General Liability                 ACE                        12/22/04-12/22/05
Umbrella                          National Union             12/22/04-12/22/05

Workers' Comp                     ACE                        12/22/04-6/22/05
                                                             & 6/22/05-12/22/05

Excess Workers' Comp              ACE                        12/22/04-12/22/05

Auto                              ACE                        12/22/04-12/22/05

Foreign (DIC)                     ACE                        12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.